       As filed with the Securities and Exchange Commission on December 18, 1997


                        Registration No. 33-488/811-4416

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]

                        POST-EFFECTIVE AMENDMENT NO. 38                   [x]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [x]

                               Amendment No. 37                           [x]

                  Armada Funds (formerly known as "NCC Funds")
               (Exact Name of Registrant as Specified in Charter)

                            Oaks, Pennsylvania, 19456
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:

                                 1-800-622-FUND

                          W. Bruce McConnel, III, Esq.

                           DRINKER BIDDLE & REATH LLP

                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496

                     (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas F. Harvey, Esq.

                               National City Bank
                              National City Center

                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)



         [ ] 60 days after filing pursuant to paragraph (a)(i)



         [ ] on (date) pursuant to paragraph (a)(i)



         [X] on December 23, 1997 pursuant to paragraph (b)


         [ ] 75 days after filing pursuant to paragraph (a)(ii)

         [ ] on (date) pursuant to paragraph (a)(iii) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Title of Securities Being Registered . . . . Shares of beneficial interest

         The purpose of this post-effective amendment is to update certain policies of the Registrant and satisfy the 4-6 month undertaking to file financials for the Core Equity, International Equity and Small Cap Growth Funds. The prospectuses and statements of additional information for the National Tax Exempt Fund, Equity Index Fund and Real Return Advantage Fund are incorporated herein by reference to Post-Effective Amendment Nos. 24 and 33, respectively.

                              CROSS REFERENCE SHEET
                              ---------------------

                                Money Market Fund
                          Government Money Market Fund
                           Treasury Money Market Fund
                          Tax Exempt Money Market Fund
                    Pennsylvania Tax Exempt Money Market Fund

Form N-1A Part A Item                                    Prospectus Caption
---------------------                                    ------------------

1.  Cover Page........................................   Cover Page

2.  Synopsis..........................................   Expense Table

3.  Condensed Financial Information...................   Financial Highlights;
                                                         Yield

4.  General Description of Registrant.................   Risk Factors,
                                                         Investment Objectives
                                                         and Policies;
                                                         Investment Limitations;
                                                         Description of the
                                                         Trust and Its Shares

5.  Management of the Trust...........................   Management of the
                                                         Trust; Custodian and
                                                         Transfer Agent

6.  Capital Stock and Other Securities................   How to Purchase and
                                                         Redeem Shares;
                                                         Dividends and
                                                         Distributions; Taxes;
                                                         Description of the
                                                         Trust and Its Shares;
                                                         Miscellaneous

7.  Purchase of Securities............................   Pricing of Shares; How
     Being Offered                                       to Purchase and Redeem
                                                         Shares; Distribution
                                                         Agreement

8.  Redemption or Repurchase..........................   How to Purchase and
                                                         Redeem Shares

9.  Pending Legal Proceedings.........................   Inapplicable

                              CROSS REFERENCE SHEET
                              ---------------------

                                Money Market Fund
                          Government Money Market Fund
                           Treasury Money Market Fund
                          Tax Exempt Money Market Fund
                    Pennsylvania Tax Exempt Money Market Fund

Form N-1A Part B Item                                   Statement of Additional
---------------------                                   -----------------------
                                                        Information Caption
                                                        -------------------

1.   Cover Page....................................     Cover Page

2.   Table of Contents.............................     Table of Contents

3.   General Information and History...............     Statement of Additional
                                                        Information

4.   Investment Objectives and Policies............     Risk Factors, Investment
                                                        Objectives and Policies

5.   Management of Registrant......................     Trustees and Officers

6.   Control Persons and Principal.................     Description of Shares
     Holders of Securities

7.   Investment Advisory and Other.................     Advisory, Administra-
     Services Management                                tion, Distribution,
                                                        Custody and Transfer
                                                        Agency Agreements

8.   Brokerage Allocation and Other................     Risk Factors, Investment
     Practices                                          Objectives and Policies

9.   Capital Stock and Other Securities............     Additional Purchase and
                                                        Redemption Information

10.  Purchase, Redemption and Pricing .............     Additional Purchase and
     of Securities Being Offered                        Redemption Information

11.  Tax Status....................................     Additional Information
                                                        Concerning Taxes

12.  Underwriters..................................     Not Applicable

13.  Calculation of Performance Data...............     Yield and Performance
                                                        Information

14.  Financial Statements..........................     Financial Statements

                                  ARMADA FUNDS
--------------------------------------------------------------------------------
Oaks, Pennsylvania 19456                  If you purchased your shares
                                          through NatCity Investments,
                                          Inc., please call your
                                          Financial Consultant for
                                          information.

                                          For current performance, fund
                                          information, account
                                          redemption information, and to
                                          purchase shares, please call
                                          1-800-622-FUND (3863).

                  This Prospectus describes shares in the following five investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

                  MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments such as bank certificates of deposit, bankers' acceptances, and commercial paper (including variable and floating rate notes) in addition to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

                  GOVERNMENT MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

                  TREASURY MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in U.S. Treasury bills and notes and other direct obligations of the U.S. Treasury.

                  TAX EXEMPT MONEY MARKET FUND'S investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

                  PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND'S investment objective is to provide current income exempt from regular federal income and Pennsylvania personal income taxes, consistent with stability of principal. The Fund invests primarily in high quality debt obligations issued by or on behalf of the

Commonwealth of Pennsylvania and its political subdivisions and financing authorities.

                  All securities or instruments in which the Funds invest have remaining maturities of 397 calendar days or less, except variable and floating rate instruments and securities underlying certain repurchase agreements which may bear longer maturities.

                  National City Bank ("National City") serves as investment adviser to the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds (the "adviser").


                  SEI Investments Distribution Company (the "Distributor") serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."


                  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

                  SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                  THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                DECEMBER 23, 1997

                                  INTRODUCTION

                  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." Each Fund is classified as a diversified investment company under the 1940 Act.


                  Shares of each Fund have been classified into two separate classes -- Retail shares and Institutional shares, with the exception of the Money Market and Tax Exempt Money Market Funds, which have been classified into three separate classes - Retail shares, B shares and Institutional shares. Retail shares, B shares and Institutional shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, Retail shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers AND are sold SUBJECT TO a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed ON A SLIDING SCHEDULE when such shares ARE REDEEMED. B shares of the Money Market and Tax Exempt Money Market Funds are available only to holders of ANOTHER FUND'S B shares who wish to exchange them for B shares of the Money Market and/or Tax Exempt Money Market Fund.

                                 EXPENSE TABLES


                                                 Money        Money          Money       Government     Government     Treasury
                                                 Market       Market         Market     Money Market   Money Market  Money Market
                                                 Retail         B         Institutional    Retail     Institutional    Retail
                                                Shares(1)   Shares(1),(2)     Shares       Shares(1)      Shares       Shares(1)
                                                ---------   -------------     ------       ---------      ------       ---------
SHAREHOLDER TRANSACTION EXPENSES

  Sales Charge Imposed on Purchases ...........   None          None           None          None          None          None

  Sales Charge Imposed on Reinvested Dividends    None          None           None          None          None          None

  Deferred Sales Charge(3) ....................   None          5.00%          None          None          None          None

  Exchange Fee ................................   None          None           None          None          None          None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net assets)

  Management Fees (after fee  waivers)(4) .....    .25%          .25%           .25%          .25%          .25%          .25%
                                                                                                                         ----
  12b-1 Fees(4),(5) ...........................    .06%          .75%           .06%          .06%          .06%          .06%

  Other Expenses ..............................    .22%          .22%           .07%          .24%          .09%          .24%
                                                   ---           ---            ---           ---           ---           ---
  TOTAL FUND OPERATING EXPENSES (after fee
   waivers)(4) ................................    .53%         1.22%           .38%          .55%          .40%          .55%
                                                   ===          ====            ===           ===           ===           ===

                                                                                                      Pennsylvania   Pennsylvania
                                                Treasury    Tax Exempt     Tax Exempt      Tax Exempt   Tax Exempt    Tax Exempt
                                              Money Market  Money Market  Money Market    Money Market  Money Market Money Market
                                              Institutional     Retail          B         Institutional   Retail     Institutional
                                                  Shares       Shares(1)   Shares(1),(2)     Shares       Shares(1)      Shares
                                                  ------       ---------   -------------     ------       ---------      ------
SHAREHOLDER TRANSACTION EXPENSES

  Sales Charge Imposed on Purchases .....          None          None          None           None          None          None

  Sales Charge Imposed on Reinvested ....          None          None          None           None          None          None
    Dividends

  Deferred Sales Charge(3) ..............          None          None          5.00%          None          None          None

  Exchange Fee ..........................          None          None          None           None          None          None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net
  assets)

  Management Fees (after fee waivers)(4)            .25%          .15%          .15%           .15%          .15%          .15%
  12b-1 Fees(4),(5) .....................           .06%          .06%          .75%           .06%          .06%          .06%
  Other Expenses ........................           .09%          .24%          .24%           .09%          .28%          .13%
                                                    ---           ---           ---            ---           ---           ---
  TOTAL FUND OPERATING EXPENSES (after
   fee waivers)(4) ......................           .40%          .45%         1.14%           .30%          .49%          .34%
                                                    ===           ===           ===            ===           ===           ===




---------------------------



1 The Trust has implemented plans imposing shareholder servicing fees with respect to Retail shares in each of the Funds and B shares of the Money Market and Tax Exempt Money Market Funds. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares or B shares in consideration for the payment of up to .15% (on an annualized basis) of the net asset value of such retail shares or B shares, respectively, of the Money Market or Tax Exempt Money Market Funds. For further information concerning these plans, see "Distribution and Servicing Arrangements".

2 As of the date of this Prospectus, the Money Market and Tax Exempt Money Market Funds' B share class has not commenced operations, and therefore, "Other Expenses" for such classes are estimates only.

3 This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 4.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. For more information, see "How to Purchase and Redeem Shares Sales Charges Applicable to Purchase of B Shares."


4 The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year, the adviser will voluntarily waive fees in the amount of .10% of the average daily net assets of the Money Market and Government Money Market Funds, .05% of the average daily net assets of the Treasury Money Market Fund, .20% of the average daily net assets of the Tax Exempt Money Market Fund and .25% of the average daily net assets of the Pennsylvania Tax Exempt Money Market Fund (the adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average daily net assets of each of the Money Market, Government Money Market and Tax Exempt Money Market Funds, .30% of the average daily net assets of the Treasury Money Market Fund and .40% of the average daily net assets of the Pennsylvania Tax Exempt Money Market Fund pursuant to its Advisory Agreement with the Trust). Without such fee waivers, Total Fund Operating Expenses would be .63%, 1.32% and .48% for the Retail, B and Institutional shares of the Money Market Fund, respectively, .65% and .50% for the Retail and Institutional shares of the Government Money Market Fund, respectively, .60% and .45% for the Retail and Institutional Shares of the Treasury Money Market Fund, respectively, .65%, 1.34% and .50% for the Retail, B and Institutional shares of the Tax Exempt Money Market Fund, respectively, and .74% and .59% for the Retail and Institutional shares of the Pennsylvania Tax Exempt Money Market Fund, respectively. Additionally, if the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be .67%, 1.32% and .52%, .69% and .54%, .64% and .49%, .69%, 1.34% and .54%, and .78% and .63% for the Retail, B and
     Institutional shares of the Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund, respectively.

5 The Funds have in effect a 12b-1 Plan for the Retail and Institutional classes of shares pursuant to which each Fund's Retail and Institutional shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to the Money Market and Tax Exempt Money Market Funds' B class of shares, pursuant to which each class of B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate payments under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods:

                                                     1 YEAR       3 YEARS      5 YEARS    10 YEARS
                                                     ------       -------      -------    --------
Money Market Retail Shares ..................          $ 5          $17          $30      $    66
Money Market B Shares1 ......................          $62          $79          $87      $   129(2)
Money Market Institutional Shares ...........          $ 4          $12          $21      $    48
Government Money Market Retail Shares .......          $ 6          $18          $31      $    69
Government Money Market Institutional Shares           $ 4          $13          $22      $    51
Treasury Money Market Retail shares .........          $ 6          $18          $31      $    69
Treasury Money Market Institutional Shares ..          $ 4          $13          $22      $    51
Tax Exempt Money Market Retail shares .......          $ 5          $14          $25      $    57
Tax Exempt Money Market B Shares(1) .........          $62          $76          $83      $   119(2)
Tax Exempt Money Market Institutional Shares           $ 3          $10          $17      $    38
Pennsylvania Tax Exempt Money Market
  Retail Shares .............................          $ 5          $16          $27      $    62
Pennsylvania Tax Exempt Money Market
  Institutional Shares ......................          $ 3          $11          $19      $    43



THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

                  The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution and Servicing Arrangements" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds. Any fees that are charged by affiliates of the adviser or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and are not reflected in the fees and expenses described above.

1    Assumes deduction of maximum applicable contingent deferred sales charge.

2    Based on conversion of B shares to Retail shares after eight years.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                                MONEY MARKET FUND

         The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.



                                                                          FOR THE YEAR ENDED MAY 31,
                                              -------------------------------------------------------------------------------------
                                                               1997                                         1996
                                              ---------------------------------------     ---------------------------------------
                                              Institutional                Retail         Institutional             Retail
                                              -------------             -------------     -------------          -------------
Net Asset Value,
Beginning of Period ................          $        1.00             $        1.00     $        1.00          $        1.00
INCOME FROM
 INVESTMENT OPERATIONS
Net Investment Income ..............                   0.05                      0.05              0.05                   0.05

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income .................                  (0.05)                    (0.05)            (0.05)                 (0.05)
                                              -------------             -------------     -------------          -------------
Net Asset Value,
 End of Period .....................          $        1.00             $        1.00     $        1.00          $        1.00
                                              =============             =============     =============          =============
TOTAL RETURN .......................                   5.19%                     5.09%             5.45%                  5.35%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s). . . .                       $1,943,021             $     346,172     $   1,344,414          $     343,087
  Ratio of Expenses to
   Average Net Assets ..............                   0.37%(4)                  0.47%(5)          0.37%(4)               0.47%(5)
  Ratio of Net Investment
   Income to Average
   Net Assets ......................                   5.07%(4)                  4.97%(5)          5.30%(4)               5.18%(5)


                                                                     FOR THE YEAR ENDED MAY 31,
                                      -------------------------------------------------------------------------------------
                                                        1995                                              1994
                                      ---------------------------------------             ---------------------------------
                                      Institutional                Retail                 Institutional          Retail
                                      -------------             -------------             -------------       -------------
Net Asset Value,
Beginning of Period ................  $        1.00             $        1.00             $        1.00       $        1.00
INCOME FROM
 INVESTMENT OPERATIONS
Net Investment Income ..............           0.05                      0.05                      0.03                0.03

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income .................          (0.05)                    (0.05)                    (0.03)              (0.03)
                                      -------------             -------------             -------------       -------------
Net Asset Value,
 End of Period .....................  $        1.00             $        1.00             $        1.00       $        1.00
                                      =============             =============             =============       =============
TOTAL RETURN .......................           5.11%                     5.01%                     2.91%               2.81%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s). . . .            $   1,083,243             $     175,192             $     743,377       $      67,229
  Ratio of Expenses to
   Average Net Assets ..............           0.37%(4)                  0.47%(5)                  0.43%(4)            0.53%(5)
  Ratio of Net Investment
   Income to Average
   Net Assets ......................           5.07%(4)                  5.12%(5)                  2.94%(4)            2.78%(3)

                                                               FOR THE YEAR ENDED MAY 31,
                                      ---------------------------------------------------------------------
                                                     1993                               1992
                                       ------------------------------    -----------------------------------
                                       Institutional       Retail        Institutional             Retail
                                       -------------    -------------    -------------         -------------
Net Asset Value,
Beginning of Period ................   $        1.00    $        1.00    $        1.00         $        1.00
INCOME FROM
 INVESTMENT OPERATIONS
Net Investment Income ..............            0.03             0.03             0.05                  0.04

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income .................           (0.03)           (0.03)           (0.05)                (0.04)
                                       -------------    -------------    -------------         -------------
Net Asset Value,
 End of Period .....................   $        1.00    $        1.00    $        1.00         $        1.00
                                       =============    =============    =============         =============
TOTAL RETURN .......................            2.93%            2.82%            4.59%                 4.50%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s). . . .             $     399,191    $      57,710    $     352,578         $      28,497
  Ratio of Expenses to
   Average Net Assets ..............            0.43%            0.53%            0.43%                 0.53%
  Ratio of Net Investment
   Income to Average
   Net Assets ......................            2.89%            2.79%            4.51%                 4.41%


                                                                          FOR THE YEAR ENDED MAY 31,
                                       ---------------------------------------------------------------------------------------
                                                      1991                          1990             1989             1988
                                       -----------------------------------      -------------    -------------   -------------
                                       Institutional            Retail(1)
                                       -------------         -------------
Net Asset Value,
Beginning of Period ................   $        1.00         $        1.00      $        1.00    $        1.00   $        1.00
INCOME FROM
 INVESTMENT OPERATIONS
Net Investment Income ..............            0.07                  0.01               0.08             0.08            0.07

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income .................           (0.07)                (0.01)             (0.08)           (0.08)          (0.07)
                                       -------------         -------------      -------------    -------------   -------------
Net Asset Value,
 End of Period .....................   $        1.00         $        1.00      $        1.00    $        1.00   $        1.00
                                       =============         =============      =============    =============   =============
TOTAL RETURN .......................            7.34%                 5.64%(2)           8.69%            8.66%           6.87%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s). . . .             $     322,943         $      22,658      $     365,468    $     387,631   $     370,064
  Ratio of Expenses to
   Average Net Assets ..............            0.42%                 0.52%(2)           0.42%            0.44%           0.44%(3)
  Ratio of Net Investment
   Income to Average
   Net Assets ......................            7.52%                 6.03%(2)           8.37%            8.35%           6.69%(3)




1    Retail class commenced operations on April 1, 1991.

2    Annualized.

3 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the year ended May 31, 1988 were .45% and 6.68%, respectively.

4 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the year ended May 31, 1997 would have been 0.47% and 4.97%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .48% and 5.19% and .48% and 4.96%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the year ended May 31, 1994 would have been .45% and 2.92%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the year ended May 31, 1997 would have been 0.57% and 4.87%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .58% and 5.07% and .58% and 5.01%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the year ended May 31, 1994 would have been .55% and 2.76%, respectively.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                          GOVERNMENT MONEY MARKET FUND
                         (FORMERLY, THE GOVERNMENT FUND)

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.


                                                                    FOR THE YEAR ENDED MAY 31,
                                 ------------------------------------------------------------------------------------------
                                                  1997                                                1996
                                 --------------------------------------              --------------------------------------
                                 Institutional                Retail                 Institutional                Retail
                                  -----------               -----------               -----------               -----------

Net Asset Value,
Beginning of Period ............. $      1.00               $      1.00               $      1.00               $      1.00
                                  -----------               -----------               -----------               -----------

INCOME FROM INVESTMENT
 OPERATIONS

Net Investment Income ...........        0.05                      0.05                      0.05                      0.05

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ..............       (0.05)                    (0.05)                    (0.05)                    (0.05)

Net Asset Value,
 End of Period .................. $      1.00               $      1.00               $      1.00               $      1.00
                                  ===========               ===========               ===========               ===========
TOTAL RETURN ....................        5.15%                     5.04%                     5.41%                     5.31%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) ............. $   811,662               $   159,129               $   741,894               $   131,194

  Ratio of Expenses to
   Average Net Assets ...........        0.36%(3)                  0.47%(4)                  0.36%(3)                  0.46%(4)
  Ratio of Net Investment
   Income to Average
   Net Assets ...................        5.03%(3)                  4.93%(4)                  5.27%(3)                  5.13%(4)


                                                                    FOR THE YEAR ENDED MAY 31,
                                   ------------------------------------------------------------------------------------------
                                                   1995                                                1994
                                   -------------------------------------              -------------------------------------
                                   Institutional                Retail                Institutional                 Retail
                                   -----------               -----------               -----------               -----------
Net Asset Value,
Beginning of Period .............  $      1.00               $      1.00               $      1.00               $      1.00
                                   -----------               -----------               -----------               -----------

INCOME FROM INVESTMENT
 OPERATIONS

Net Investment Income ...........         0.05                      0.05                      0.03                      0.03

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ..............        (0.05)                    (0.05)                    (0.03)                    (0.03)
                                                                                                                 -----------
Net Asset Value,
 End of Period ..................  $      1.00               $      1.00               $      1.00               $      1.00
                                   ===========               ===========               ===========               ===========
TOTAL RETURN ....................         4.97%                     4.87%                     2.91%                     2.80%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) .............   $  618,058                $    19,174                $   768,337               $   6,945

  Ratio of Expenses to
   Average Net Assets ...........         0.39%(3)                  0.51%(4)                  0.42%(3)                  0.52%(4)
  Ratio of Net Investment
   Income to Average
   Net Assets ...................          4.83%(3)                  5.01%(4)                  2.92%(3)                 2.75%(4)

                                                                    FOR THE YEAR ENDED MAY 31,
                                 ------------------------------------------------------------------------------------------
                                               1993                                             1992
                                  -------------------------------             -------------------------------------
                                  Institutional          Retail               Institutional                Retail
                                   -----------         -----------             -----------               -----------
Net Asset Value,
Beginning of Period .............  $      1.00         $      1.00             $      1.00               $      1.00
                                   -----------         -----------             -----------               -----------

INCOME FROM INVESTMENT
 OPERATIONS

Net Investment Income ...........         0.03                0.03                    0.05                      0.04

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ..............        (0.03)              (0.03)                  (0.05)                    (0.04)
                                   -----------         -----------             -----------               -----------
Net Asset Value,
 End of Period ..................  $      1.00         $      1.00             $      1.00               $      1.00
                                   ===========         ===========             ===========               ===========
TOTAL RETURN ....................         2.91%               2.81%                   4.65%                     4.55%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) ............. $   272,809         $    11,050              $   148,389              $     2,234

  Ratio of Expenses to
   Average Net Assets ...........        0.45%(3)            0.55%(4)                 0.45%(3)                0.55%(4)
  Ratio of Net Investment
   Income to Average
   Net Assets ...................        2.84%(3)            2.74%(4)                 4.49%(3)                4.39%(4)

                                                                     FOR THE YEAR ENDED MAY 31,
                                    -------------------------------------------------------------------------------------------
                                                    1991                   1990                     1989                1988
                                    ------------------------------      -----------             -----------         -----------
                                    Institutional        Retail(1)
                                     -----------        -----------
Net Asset Value,
Beginning of Period ..............    $      1.00        $      1.00     $      1.00             $      1.00         $      1.00
                                     -----------        -----------     -----------             -----------         -----------

INCOME FROM INVESTMENT
 OPERATIONS

Net Investment Income ...........           0.07               0.01            0.08                    0.08                0.06

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ..............          (0.07)             (0.01)          (0.08)                  (0.08)              (0.06)
                                     -----------        -----------     -----------             -----------         -----------
Net Asset Value,
 End of Period ..................    $      1.00        $      1.00     $      1.00             $      1.00         $      1.00
                                     ===========        ===========     ===========             ===========         ===========
TOTAL RETURN ....................           7.17%              5.63%(2)        8.53%                   8.38%               6.59%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) .............   $   136,376        $      3,671     $   110,675             $    74,684         $    62,963

  Ratio of Expenses to
   Average Net Assets ...........          0.45%(3)            0.55%(2),(4)    0.45%(3)                0.45%(3)            0.41%(3)
  Ratio of Net Investment
   Income to Average
   Net Assets ...................          6.81%(3)            5.47%(2),(4)    8.16%(3)                8.20%(3)           6.42%(3)


----------

1    Retail class commenced operations on April 1, 1991.

2    Annualized.

3 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the year ended May 31, 1997 would have been .46% and 4.93%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .47% and 5.16% and .50% and 4.72%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991, 1990, 1989, and 1988 would have been .44% and 2.90%, .46% and 2.82%, .46% and 4.48%, .47% and 6.79%, .46%
     and 8.15%, .48% and 8.17% and .55% and 6.28%, respectively.

4 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the year ended May 31, 1997 would have been .57% and 4.83%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .57% and 5.02% and .63% and 4.90%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the years ended May 31, 1994, 1993 and 1992 would have been .54% and 2.73%, .56% and 2.72%, .56% and 4.38%, and .56% and 5.46%, respectively.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                           TREASURY MONEY MARKET FUND
                          (FORMERLY, THE TREASURY FUND)

                  The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                                               FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                  MAY 31, 1997                  MAY 31, 1996
                                               ------------------           -------------------
                                            INSTITUTIONAL      RETAIL    INSTITUTIONAL       RETAIL
                                               -----           -----        -----            -----
 Net Asset Value, Beginning of Period.......   $1.00           $1.00        $1.00            $1.00
                                               -----           -----        -----            -----
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................    0.05            0.05         0.05             0.05

LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income..................................  (0.05)          (0.05)       (0.05)           (0.05)
                                              -----           -----        -----            -----

Net Asset Value, End of Period..............   $1.00           $1.00        $1.00            $1.00
                                               =====           =====        =====            =====
TOTAL RETURN................................   4.89%           4.79%        5.07%            4.97%

 RATIO/SUPPLEMENTAL DATA

  Net Assets, End of Period (in
    000's)..................................$276,327          $5,680     $312,255           $4,355
  Ratio of Expenses to Average Net
    Assets..................................   0.37%(1)         0.47%(2)     0.41%(1)         0.52%(2)
  Ratio of Net Investment Income to
    Average Net Assets......................   4.79%(1)         4.68%(2)     4.88%(1)         4.77%(2)


                                                FOR THE PERIOD ENDED
                                                     MAY 31, 1995
                                                --------------------
                                           INSTITUTIONAL(3)    RETAIL(4)
                                               -----             -----
 Net Asset Value, Beginning of Period......    $1.00             $1.00
                                               -----             -----
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................     0.05              0.02

LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income.................................    (0.05)            (0.02)
                                               -----             -----

Net Asset Value, End of Period.............    $1.00             $1.00
                                               =====             =====
TOTAL RETURN...............................    4.86%(5)           5.41%(5)

 RATIO/SUPPLEMENTAL DATA

  Net Assets, End of Period (in
    000's)................................. $142,877              $366
  Ratio of Expenses to Average Net
    Assets.................................     0.43%(1),(5)      0.56%(2),(5)
  Ratio of Net Investment Income to
    Average Net Assets.....................     4.78%(1),(5)      5.35%(2),(5)



---------------------------

1 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the year ended May 31, 1997 would have been .42% and 4.74%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and custodian for the Institutional class for the year ended May 31, 1996 and for the period ended May 31, 1995 would have been .47% and 4.82%, and .49% and 4.72%, respectively.

2 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the year ended May 31, 1997 would have been .52% and 4.63%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and custodian for the Retail class for the year ended May 31, 1996 and for the period ended May 31, 1995 would have been .58% and 4.71%, and .63% and 5.28%, respectively.

3    Institutional class commenced operations on June 16, 1994.

4    Retail class commenced operations on December 22, 1994.

5    Annualized.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                          TAX EXEMPT MONEY MARKET FUND
                         (FORMERLY, THE TAX EXEMPT FUND)

         The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.



                                                               FOR THE YEAR ENDED MAY 31,
                                 -----------------------------------------------------------------------------------------
                                                  1997                                                1996
                                 --------------------------------------              --------------------------------------
                                  Institutional                Retail                Institutional                Retail
                                 --------------             -----------              -------------              -----------
Net Asset Value,
Beginning of Period .....          $      1.00               $      1.00              $      1.00               $      1.00
                                   -----------               -----------              -----------               -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income ...                 0.03                      0.03                     0.03                      0.03

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ......                (0.03)                    (0.03)                   (0.03)                    (0.03)
                                   -----------               -----------              -----------               -----------
Net Asset Value,
 End of Period ..........          $      1.00               $      1.00              $      1.00               $      1.00
                                   ===========               ===========              ===========               ===========
TOTAL RETURN ............                 3.23%                     3.12%                    3.40%                     3.29%

RATIOS/SUPPLEMENTAL DATA
  net assets, end of
   period (in 000s) .....          $   370,679               $    71,917              $   261,808               $    85,928

  Ratio of Expenses to
   Average Net Assets ...                 0.29%(4)                  0.39%(5)                 0.30%(4)                  0.40%(5)
  Ratio of Net Investment
   Income to Average

   Net Assets ...........                 3.18%(4)                  3.08%(5)                 3.33%(4)                  3.23%(5)


                                                               FOR THE YEAR ENDED MAY 31,
                                      ----------------------------------------------------------------------------------------
                                                        1995                                                1994
                                      -------------------------------------              -------------------------------------
                                      Institutional                Retail                Institutional                 Retail
                                      -------------               ---------              -------------               ---------
Net Asset Value,
Beginning of Period .....              $      1.00               $      1.00              $      1.00               $      1.00
                                       -----------               -----------              -----------               -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income ...                     0.03                      0.03                     0.02                      0.02

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ......                    (0.03)                    (0.03)                   (0.02)                    (0.02)
                                       -----------               -----------              -----------               -----------
Net Asset Value,
 End of Period ..........              $      1.00               $      1.00              $      1.00               $      1.00
                                       ===========               ===========              ===========               ===========
TOTAL RETURN ............                     3.14%                     3.04%                    2.06%                     1.96%

RATIOS/SUPPLEMENTAL DATA
  net assets, end of
   period (in 000s) .....              $   172,643               $    51,916              $   139,015               $    17,819

  Ratio of Expenses to
   Average Net Assets ...                     0.35%(4)                  0.46%(5)                 0.33%(4)                  0.43%(5)
  Ratio of Net Investment
   Income to Average

   Net Assets ...........                     3.15%(4)                  3.17%(5)                 2.05%(4)                  1.94%(5)


                                             FOR THE YEAR ENDED MAY 31,
                                       -------------------------------------
                                                       1993
                                       -------------------------------------
                                       Institutional               Retail
                                       -------------             -----------
Net Asset Value,
Beginning of Period .....               $      1.00              $      1.00
                                        -----------              -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income ...                      0.02                     0.02

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ......                     (0.02)                   (0.02)
                                        -----------              -----------
Net Asset Value,
 End of Period ..........               $      1.00              $      1.00
                                        ===========              ===========
TOTAL RETURN ............                      2.18%                    2.07%

RATIOS/SUPPLEMENTAL DATA
  net assets, end of
   period (in 000s) .....               $    58,928              $    17,791

  Ratio of Expenses to
   Average Net Assets ...                      0.36%(4)                 0.46%(5)
  Ratio of Net Investment
   Income to Average

   Net Assets ...........                      2.16%(4)                 2.06%(5)

                                                               FOR THE YEAR ENDED MAY 31,
                                -----------------------------------------------------------------------------------------
                                                 1992                                               1991
                                -------------------------------------              -------------------------------------
                                Institutional                Retail                Institutional                Retail(1)
                                -------------              ----------              -------------              ----------
Net Asset Value,
Beginning of Period .....        $      1.00              $      1.00              $      1.00              $      1.00
                                 -----------              -----------              -----------              -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income ...               0.04                     0.03                     0.05                     0.01

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ......              (0.04)                   (0.03)                   (0.05)                   (0.01)
                                 -----------              -----------              -----------              -----------
Net Asset Value,
 End of Period ..........        $      1.00              $      1.00              $      1.00              $      1.00
                                 ===========              ===========              ===========              ===========
TOTAL RETURN ............               3.57%                    3.47%                    5.29%                    4.24%(3)

RATIOS/SUPPLEMENTAL DATA
  net assets, end of
   period (in 000s) .....        $    60,079              $    10,745              $    63,559              $     4,922

  Ratio of Expenses to
   Average Net Assets ...               0.28%(4)                 0.38%(5)                 0.20%(4)                 0.28%(3),(5)
  Ratio of Net Investment
   Income to Average

   Net Assets ...........               3.45%(4)                 3.35%(5)                 5.14%(4)                 4.15%(3),(5)

                                      FOR THE YEAR ENDED MAY 31,
                                 -------------------------------------
                                     1990                     1989(1)
                                 -----------               -----------
Net Asset Value,
Beginning of Period .....          $      1.00              $      1.00
                                   -----------              -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income ...                 0.06                     0.05

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income ......                (0.06)                   (0.05)
                                   -----------              -----------
Net Asset Value,
 End of Period ..........          $      1.00              $      1.00
                                   ===========              ===========
TOTAL RETURN ............                 5.96%                    6.03%(3)

RATIOS/SUPPLEMENTAL DATA
  net assets, end of
   period (in 000s) .....          $    73,265              $    87,770

  Ratio of Expenses to
   Average Net Assets ...                 0.21%(4)                 0.31%(3),(4)
  Ratio of Net Investment
   Income to Average

   Net Assets ...........                 5.82%(4)                 5.93%(3),(4)



----------

1    The Tax Exempt Money Market Fund commenced operations on July 20, 1988.

2    Retail class commenced operations on April 1, 1991.

3    Annualized.

4 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the year ended May 31, 1997 would have been .49% and 2.98%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .51% and 3.12%, and .56% and 2.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991, 1990, and the period ended May 31, 1989 would have been .53% and 1.85%, .56% and 1.96%, .54% and 3.20%,
     .55% and 4.79%, .27% and 5.76%, and .51% and 5.73%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the year ended May 31, 1997 would have been .59% and 2.88%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers and Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .61% and 3.02% and .67% and 2.96%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the years ended May 31, 1994, 1993, 1992, and for the period ended May 31, 1991 would have been .63% and 1.74%, .66% and 1.86%, .64% and 3.10%, and .63% and 3.80%, respectively.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                  (FORMERLY, THE PENNSYLVANIA TAX EXEMPT FUND)


                  The Fund commenced operations on August 8, 1994 as a separate investment portfolio (the "Predecessor Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold Retail shares that were similar to the Fund's Retail shares.

                  The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Fund's Retail shares (the series that is similar to the Retail shares of the Pennsylvania Tax Exempt Money Market Fund) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Fund was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Fund's operations from May 1, 1996 through May 31, 1996 is being presented. The information was derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Fund, whose reports thereon are contained in Inventor Funds' Annual Reports to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Pennsylvania Tax Exempt Money Market Fund.


                  The information presented below relating to the fiscal year ended May 31, 1997 has been derived from financial statements audited by Ernst & Young, LLP, independent auditors for the Pennsylvania Tax Exempt Money Market Fund, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                                                            For the
                                                          Year Ended
                                                         May 31, 1997(5)                For the              For the
                                                         -------------               Period Ended          Year Ended
                                               Institutional          Retail(6)      May 31, 1996(5)     April 30, 1996(5)
                                               -------------          ---------      ---------------     -----------------
Net Asset Value, Beginning of Period .....      $     1.00           $     1.00        $     1.00          $     1.00
                                                ----------           ----------        ----------          ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..................            0.03                 0.02              0.00                0.03

LESS DISTRIBUTIONS
  Distributions from Net Investment Income           (0.03)               (0.02)             0.00               (0.03)
                                                ----------           ----------        ----------          ----------
Net Asset Value, End of Period ...........      $     1.00           $     1.00        $     1.00          $     1.00
                                                ==========           ==========        ==========          ==========
TOTAL RETURN .............................            3.26%                3.18%             0.28%(4)            3.36%

RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's) ...      $   60,876           $   20,830        $   68,472          $   70,422
  Ratio of Expenses to Average
    Net Assets ...........................            0.41%(1)             0.46%(2),(3)      0.55%(1),(3)        0.55%(1)
  Ratio of Net Investment Income to
    Average Net Assets ...................            3.20%(1)             3.27%(2),(3)      3.24%(1),(3)        3.29%(1)

                                                      For the
                                                    Period Ended
                                                  April 30, 1995(5)
                                                  -----------------
Net Asset Value, Beginning of Period .....         $     1.00
                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..................               0.02

LESS DISTRIBUTIONS
  Distributions from Net Investment Income              (0.02)
                                                   ----------
Net Asset Value, End of Period ...........         $     1.00
                                                   ==========
TOTAL RETURN .............................               2.32%(4)

RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's) ...         $   56,668
  Ratio of Expenses to Average
    Net Assets ...........................               0.55%(1),(3)
  Ratio of Net Investment Income to
    Average Net Assets ...................               3.21%(1),(3)


----------

1 The operating expense ratio and net investment income ratio before fee waivers by the adviser and other affiliates for the Institutional class for the periods ending May 31, 1997, May 31, 1996, April 30, 1996, and April 30, 1995 would have been .74% and 2.87%, .97% and 2.82%, .96% and 2.88%, and 1.04% and 2.72%, respectively.

2 The operating expense ratio and net investment income ratio before fee waivers by the adviser and other affiliates for the Retail class for the period ended May 31, 1997 would have been .71% and 3.02%, respectively.

3    Annualized.

4    Not annualized.

5 Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

6    Retail class commenced operations on September 11, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES


                  A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. See "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments in which the Funds may invest.


                  Each Fund will only purchase "eligible securities" that present minimal credit risks as determined by the adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include (i) U.S. government obligations, (ii) securities that are rated (at the time of purchase) by nationally recognized statistical rating organizations ("Rating Agencies") in the two highest rating categories for such securities, and (iii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the adviser. See "Investment Objectives and Policies" in the Statement of Additional Information for a more complete description of eligible securities. A description of ratings is also contained in the Statement of Additional Information.

                  Each Fund's assets have remaining maturities of 397 calendar days or less (except for certain variable and floating rate instruments and securities underlying certain repurchase agreements) as defined by the SEC and each Fund's dollar-weighted average portfolio maturity may not exceed 90 days.

MONEY MARKET FUND

                  The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by an unaffiliated Rating Agency, or determined to be of comparable quality by the adviser. The Money Market Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. See "Common Investment Policies of the Funds -- Money Market Instruments."

GOVERNMENT MONEY MARKET FUND

                  The investment objective of the Government Money Market
Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. See "Common Investment Policies of the Funds -- Government Obligations." The Fund is currently rated by Standard & Poor's Ratings Services ("Standard & Poor's").

TREASURY MONEY MARKET FUND

                  The investment objective of the Treasury Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes. See "Common Investment Policies of the Funds." The Fund is currently rated by Standard & Poor's.

TAX EXEMPT MONEY MARKET FUND

                  The investment objective of the Tax Exempt Money Market Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified fund of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities").

                  Under normal market conditions, at least 80% of the value of the Tax Exempt Money Market Fund's total assets will be invested in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the adviser, desirable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. See "Common Investment Policies of the Funds."


                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in (i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds (described below), it does not presently intend to do so unless in the opinion of its adviser the investment is warranted. To the extent that the

Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


                  The investment objective of the Pennsylvania Tax Exempt Money Market Fund is to provide current income exempt from regular federal income tax and Pennsylvania personal income taxes, consistent with stability of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers ("Pennsylvania Municipal Securities"). As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax.


                  The Pennsylvania Tax Exempt Money Market Fund is concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania, and therefore investment in the Fund may be riskier than an investment in other types of money market funds.


                  The Fund may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis and reserves the right to engage in transactions involving stand-by commitments and repurchase agreements. The Fund may invest up to 100% of its assets in other Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. See "Other Investment Policies."

         SPECIAL RISK CONSIDERATIONS -- PENNSYLVANIA TAX EXEMPT MONEY
MARKET FUND

                  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food- related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the ability of the respective obligors to make payments of interest and principal due on the obligations held by the Fund, and the market values of these obligations. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth of Pennsylvania and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession in the early 1990s affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

COMMON INVESTMENT POLICIES OF THE FUNDS

          Illiquid Securities

                  The Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the adviser acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

         Risk Factors Associated with Derivative Instruments

                  The Funds are managed with emphasis on safety and high credit quality. This requires that liquidity risk and market risk or interest rate risk, as well as credit risk, be held to minimal levels. The adviser has determined that many types of floating rate and variable rate instruments, commonly referred to as "derivatives," are considered to be potentially volatile. These derivative instruments are structured in a way that may not allow them to reset to par at an interest rate adjustment date. Accordingly, the adviser has adopted the following policies on behalf of the Funds.

                  The following types of derivative instruments ARE NOT permitted investments for the Funds:

- leveraged or deleveraged floaters (whose interest rate reset provisions are based on a formula that magnifies the effect of changes in interest rates);

- range floaters (which do not pay interest if market interest rates move outside of a specified range);

- dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value);

- inverse floaters (which reset in the opposite direction of their index); and

- any other structured instruments having cash flow characteristics that can create potential market volatility similar to the instruments listed above.

                  Additionally, the Funds may not invest in instruments indexed to longer than one-year rates, or in instruments whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters."

                  At the present time, the only derivative investments that have been determined to be suitable for investment by the Funds are:

-        securities based on short-term, fixed-rate contracts; and

- floating-rate or variable-rate securities whose interest rates reset based on changes in standard money market rate indices such as U.S. government Treasury bills, London Interbank Offered Rate, published commercial paper rates, or federal funds rates.

                  The risk to the Funds due to the use of derivatives will be limited to the principal invested in such instruments. The adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.

         Repurchase and Reverse Repurchase Agreements

                  The Money Market, Government Money Market and Pennsylvania Tax Exempt Money Market Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). These Funds may enter into repurchase agreements only with financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the adviser, pursuant to guidelines approved by the Trust's Board of Trustees. None of the Funds may enter into repurchase agreements with the adviser, Distributor, or any of their affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

                  The seller under a repurchase agreement will be required to maintain the value of the securities which a Fund holds subject to the agreement at not less than the repurchase price, marked to market daily, by providing additional securities or other collateral to the Fund if necessary. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Further, it is uncertain whether the Trust would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities.

                  The Money Market and Government Money Market Funds may also borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements the Funds will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

         Lending Portfolio Securities

                  In order to generate additional income, the Money Market, Government Money Market and Treasury Money Market Funds may, from time to time, lend their portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the adviser, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         Variable and Floating Rate Obligations

                  The Money Market, Government Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds may purchase variable and floating rate demand obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund, however, may invest in such obligations which have a stated maturity in excess of 397 days only if the Fund may demand repayment at intervals in accordance with guidelines established by the Board of Trustees. Because variable and floating rate obligations are direct lending arrangements between the purchasing Fund and the issuer, they are not normally traded. Although there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. Variable and floating rate obligations entered into by the Government Money Market Fund, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         Money Market Instruments

                  The Money Market Fund may invest in "money market" instruments, including bank obligations and commercial paper. The Pennsylvania Tax Exempt Money Market Fund may also invest, from time to time, a portion of its assets for temporary defensive or other purposes in such taxable money market instruments.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Money Market Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group ("S&P"), "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"), "F-2" or better by Fitch Investors Service, L.P. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc. or, if not rated, determined by the adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Money Market Fund may invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Money Market Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject the Money Market Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Money Market Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the adviser believes that the credit risk with respect to the instrument is minimal.

                  The Money Market Fund may also make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. The Fund will purchase a GIC only when the adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by certain nationally recognized statistical rating organizations.

         Government Obligations

                  The Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury. The other Funds may invest in these obligations and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations."

         Types of Municipal Securities


                  The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or "special obligation" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific excise tax or other specific revenue source such as the user of the facility being financed. "Private activity" bonds are revenue securities normally issued by industrial development authorities to finance privately-owned facilities and are backed by private entities. Any private activity bonds (including industrial development bonds) held by a Fund are not payable from revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate or other user of the facility involved. Private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. See "Taxes."


                  The Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund may also invest in "moral obligation" bonds, which are ordinarily issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                  In addition, the Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax or other funds, the proceeds of bonds or other revenues. Municipal Securities purchased by the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds may include variable and floating rate instruments (described above). The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Certain municipal obligations may be accompanied by a guaranty, letter of credit or insurance. The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds typically evaluate the credit quality and ratings of such "credit enhanced" securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), in addition to the issuer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

                  Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

                  Participation interests are interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Pennsylvania Tax Exempt Money Market Fund to treat the income from the investment as exempt from federal income tax. This Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.


                  A participation interest may be in the form of "certificates of participation" which represents undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds invest will be subject to the same quality rating standards applicable to Municipal Securities.


         Stand-by Commitments

                  The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds may acquire stand-by commitments with respect to Municipal Securities. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments must be of high quality as determined by any Rating Agency, or, if not rated, must be deemed to be of comparable quality. The Funds acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Tax-Exempt Derivatives and Other Municipal Securities

                  The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Risk Factors Associated with Derivative Instruments" above.)

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and their investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         When-Issued Securities

                  The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. The Funds expect that commitments to purchase when-issued securities will not exceed 25% of the value of their respective total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when- issued and delayed delivery transactions, each Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. For further information, see "Risk Factors, Investment Objectives, and Policies" in the Statement of Additional Information.

         Securities of Other Investment Companies

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies (including other investment companies advised by the adviser) which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

                             INVESTMENT LIMITATIONS

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                           (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments, or domestic bank obligations and repurchase agreements secured by such obligations;

                           (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                           (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

                           (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


                  For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

                  Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                        YIELD AND PERFORMANCE INFORMATION


                  From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's "yield" and "effective yield" and the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds' "tax-equivalent yield" for Institutional shares and Retail shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares of a Fund over a seven-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" for a class of shares is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. An effective yield for a class of shares will be slightly higher than its yield because of the compounding effect of the assumed reinvestment. The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds' "tax-equivalent yield" for a class of shares, which shows the level of taxable yield necessary to produce an after-tax equivalent to the Funds' tax-free yield for that class, may also be quoted from time to time. It is calculated by increasing the yield (calculated as above) for a class of shares by the amount necessary to reflect the payment of federal income tax and state income tax at stated tax rates. The tax-equivalent yield for a class of shares will always be higher than its yield.


                  Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in IBC's Money Fund Report, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

                  The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by fund quality, composition, maturity, market conditions and the level of operating expenses for the class of shares. From time to time, the adviser may voluntarily waive its investment advisory fees in order to reduce such operating expenses, which will have the effect of enhancing the yield. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

                  Shareholders should note that the yields, effective yields and tax-equivalent yields of Retail shares and B shares will be lower than those of the Institutional shares of a Fund because of the different distribution and/or servicing fees. The yields, effective yields and tax-equivalent yields of the B shares will be lower than those of the Retail shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."

                  Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain copies from the Trust free of charge by calling 1-800-622-FUND(3863).

                                PRICING OF SHARES

                  For processing purchase and redemption orders, the net asset values per share of the Money Market and Government Money

Market Funds are calculated on each business day first at 3:00 p.m. Eastern time, then as of the close of trading of the New York Stock Exchange (the "Exchange"). The net asset values per share of the Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds are calculated on each business day first at 1:00 p.M. Eastern Time Then as of the close of trading of the EXchange, generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day And Christmas Day) ("Business Day").


                  Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

                  The assets in all of the Funds are valued based upon the amortized cost method, which has been determined by the Trust's Board of Trustees to represent the fair value of the Funds' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium. Although the Trust seeks to maintain the net asset value per share of the Funds at $1.00, there can be no assurance that the net asset value will not vary.

                      HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

                  Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at Oaks, Pennsylvania 19456.


                  The distributor, adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with sale and/or servicing of shares of the funds and other investment funds of the trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. in some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the united states for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, At its expense, currently conducts sales contests for dealers in connection with their sales of shares of the funds. Dealers may not use sales of a fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association Of Securities Dealers, Inc.

PURCHASE OF RETAIL SHARES AND B SHARES


                  Retail shares of the Funds are sold without a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." B shares of the Money Market Fund and Tax Exempt Money Market Fund are not available to investors for initial purchases, but only for exchange from B shares of other investment funds offered by the Trust.

                  Retail shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. B shares of the Money Market and Tax Exempt Money Market Funds are available only to the holders of B shares of another fund who wish to exchange those B shares for B shares of the Money Market and/or Tax Exempt Money Market Fund. Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Funds for such services of up to .15% (on an annualized basis) . See "Distribution and Servicing Arrangements." For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments professional, call 1-888-4NATCTY (462-8289).

                   With respect to the Money Market, Government Money Market and Treasury Money Market Funds, shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor, or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.


                  The minimum investment for the initial purchase of Retail shares in a Fund is $500. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. We will not accept third-party checks under any circumstance. Investments made in Retail shares by a sweep program described below or through the Planned Investment Program ("PIP"), a monthly savings program described below, are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information" below. Purchases for an IRA through the PIP will be considered as contributions for the year in which the purchases are made.


                  Customers of Banks may purchase Retail shares through procedures established by the Banks or their financial institutions in connection with the requirements of their customer accounts. These procedures may include instructions under which a Bank or financial institution may automatically "sweep" a customer account and invest amounts agreed to by the Bank or financial institution and the customer in additional Retail shares of a Fund. Customers may obtain information relating to the requirements of such accounts from their Banks or financial institutions.

                  Under a PIP, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Funds may be automatically withdrawn from a shareholder's checking or savings account available through an investor's financial institution and invested in additional shares at the net asset value per share next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Funds, or by calling 1-800-622-FUND(3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

                  All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

                  The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES

                  B shares of the Money Market and Tax Exempt Money Market Funds are sold at their net asset value next determined after an order to exchange B shares of another Fund is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on exchanges into B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase of the B shares of the original Fund.

                  The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost from the original Fund of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.

                  The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date of the B shares of the original Fund and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                                              CONTINGENT DEFERRED
                                                                              SALES CHARGE (AS A
                      NUMBER OF YEARS                                     PERCENTAGE OF DOLLAR AMOUNT
                  ELAPSED SINCE PURCHASE                                    SUBJECT TO THE CHARGE)
                  ----------------------                                    ----------------------
Less than one..............................................                          5.0%

More than one, but less
  than two.................................................                          4.0%

More than two, but less
  than three...............................................                          4.0%

More than three, but less
  than four................................................                          3.0%

More than four, but less
  than five................................................                          2.0%

More than five, but less
  than six.................................................                          1.0%

 After six years...........................................                          None

                  When an Investor redeems his B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.

         Exemptions From Contingent Deferred Sales Charge

                  The following types of redemptions qualify for an exemption from the contingent deferred sales charge:


                  (a) exchanges described under "Exchange Privilege Applicable to Retail Shares and B Shares" below


                  (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

                  (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

                  (d) redemptions in connection with the death or disability of a shareholder

                  (e)      redemptions by a settlor of a living trust

                  (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

CHARACTERISTICS OF RETAIL SHARES AND B SHARES


                  B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Retail shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to Retail shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of Retail shares as he had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by Retail shares.


                  B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to Retail shares of the Fund on the same date.

PURCHASE OF INSTITUTIONAL SHARES

                  Institutional shares are sold primarily to Banks, National Asset Management Corporation ("NAM") customers that are large institutions, and investment advisers and financial planners affiliated with National City ("RIAs") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). Depending on the terms governing the particular account, the Banks, NAM or RIAs may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the net return on a shareholder's investment in a Fund. There is no minimum investment.

                  Customers may purchase Institutional shares through procedures established by the Banks, NAM or RIAs in connection with the requirements of their Customer accounts. These procedures may include instructions under which a Bank, NAM or RIAs may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Bank, NAM or RIA and the Customer in additional Institutional shares of a Fund. Customers should obtain information relating to the requirements of such accounts from their Banks, NAM or RIAs.

                  It is the responsibility of the Banks, NAM and RIAs to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will be held of record by the Banks, NAM or RIAs. Confirmations of share purchases and redemptions will be sent to the Banks, NAM and RIAs. Beneficial ownership of Institutional shares will be recorded by the Banks, NAM or RIAs or the Transfer Agent and reflected in the account statements provided by them to their Customers.

                  The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

                  Purchase orders for shares of the Money Market and Government Money Market Funds received by the Transfer Agent by 3:00 pm Eastern time are processed that day. Similarly, purchase orders for shares of the Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds received by the Transfer Agent by 1:00 pm Eastern time are also processed that day. Purchase orders received after the above listed times are processed the following business day.

                  Purchase orders are processed at the net asset value per share next determined after an order is received by the Transfer Agent.

                  Purchases will be effected only when Federal funds or other funds are immediately available to the Trust's custodian to make the purchase on the day the Transfer Agent receives the purchase order. Orders for which funds have not been received by the Transfer Agent by the prescribed deadline on a given day will not be accepted and notice thereof will be given promptly to the Bank or financial institution. In accordance with this policy, purchase orders which are accompanied by a check will be executed on the second Business Day following receipt of the order at the previous day's net asset value per share.

REDEMPTION OF RETAIL SHARES AND B SHARES

                  Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

                  Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks, NAM and RIAs. It is the responsibility of the Banks, NAM and RIAs to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks, NAM and RIAs may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks, NAM and RIAs.

                  If a Customer has agreed with a particular Bank, NAM or RIAs to maintain a minimum balance in his account at the Bank, NAM or RIAs and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

                  A shareholder who purchased shares directly from the Trust may redeem shares in any amount by sending a written request to the Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

                  A shareholder who purchased shares directly from the Trust also may redeem shares in any amount by calling 1-800-622- FUND(3863) provided the appropriate election was made on the shareholder's account application.

                  During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS


                  The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863). Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals.

CHECKWRITING APPLICABLE TO RETAIL SHARES

                  Checkwriting is available from certain institutions with respect to Retail shares of the Funds. No charge for the use of the checkwriting privilege is currently imposed by the Trust, although a charge may be imposed in the future. With this service, a shareholder may write a check in an amount of $250 or more. To obtain checks, a shareholder must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in one or more of the Funds, the shareholder must contact the Trust by calling 1-800-622-FUND(3863) or by sending a written request to the Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266- 8421 to obtain an application. A signature guarantee may be required. A shareholder will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.

OTHER REDEMPTION INFORMATION

                  Payment for redemption orders received by the Transfer Agent before 3:00 pm Eastern time for the Money Market and Government Money Market Funds and received before 1:00 pm Eastern time for the Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds will be wired the same day to the Bank or financial institution placing the order. Payment for redemption orders received after such times will normally be wired the next business day. The Trust reserves the right to wire redemption proceeds within seven days after receiving the redemption orders if, in the judgement of the adviser, an earlier payment could adversely affect the Trust.

                  Redemption orders are processed at the net asset value per share next determined after receipt of the order by the Transfer Agent.

                  WHEN REDEEMING SHARES IN A FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING RETAIL SHARES OR B SHARES. In the event a redeeming shareholder owns both Retail shares and B shares in a Fund, the Retail shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.

                  If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by Federal funds, bank wire, or by certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

                  The Trust may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. See "Net Asset Value" in the Statement of Additional Information.

                  Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES AND B SHARES

                  The Trust offers an exchange program whereby Investors who own Retail shares of the Funds (each a "no load Fund") may exchange those Retail shares for Retail shares of an investment fund offered by the Trust which is sold with a sales charge (each a "load Fund") subject to payment of the applicable sales charge. (However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon the reinvestment of the equivalent amount into the Retail shares of a load Fund.)


                  Shareholders who have exchanged their B shares of another Fund for B shares of the Money Market Fund or Tax Exempt Money Market Fund (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.

                  Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge.

                  No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the prospectus of the Fund into which the exchange is being considered. An Armada Funds prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800- 622-FUND(3863).

                  Any Retail or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent before 3:00 pm Eastern time for the Money Market and Government Money Market Funds and before 1:00 pm Eastern time for the Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds will be processed as of the close of business on the day of receipt. Requests received by the Transfer Agent after the above listed times will be processed on the next business day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES AND B SHARES

                  Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified Funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

                  The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this prospectus. Because purchases of Retail shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase Retail shares in connection with the systematic exchange program. An Investor may also arrange to purchase B shares through the systematic exchange program. Upon exchange into another Fund, such shares will convert to B shares of that Fund, and, while the Investor will not pay a front-end sales load for such purchase, the shares will bear the regular expenses borne by B shares of such Fund. A shareholder may apply for participation in this program through his financial institution or by calling 1-800-622-FUND (3863).


                     DISTRIBUTION AND SERVICING ARRANGEMENTS


                  Pursuant TO the Trust's Distribution Agreement, as amended and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan relating to the Institutional and Retail classes of shares ("Institutional and Retail Plan") and a separate B Shares Distribution and Servicing Plan relating to the B classes of shares ("B Shares Plan"). Under the Institutional and Retail Plan, the Trust pays the following compensation to the Distributor for services provided and expenses assumed in providing the Trust advertising, marketing, prospectus printing and other distribution services: (i) an annual base fee of $1,250,000, plus (ii) incentive fees related to asset growth. Such compensation is payable monthly and accrued daily among the Institutional and Retail classes of the Trust's investment funds with respect to which the Distributor is distributing shares. In the case of each such fund, such compensation shall not exceed .10% per annum of the average aggregate net assets of its Institutional and Retail classes. Under the B Shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of SERVICES provided and expenses assumed as in the Institutional and Retail Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.

                  Under the Shareholder Services Plan relating to each fund's Retail shares and the B Shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions . Pursuant to these agreements, the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of Retail or B shares in consideration for the payment of up to .15% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail or B shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Funds on behalf of customers, providing information periodically to customers showing their position in Retail or B shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services with respect to Retail or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                           DIVIDENDS AND DISTRIBUTIONS

                   On each day that the net asset values per share of the Funds are determined, each Fund declares a dividend from net investment income as of the close of business on the day of declaration. Net investment income for the Money Market, Government Money Market and Treasury Money Market Funds consists of (a) interest accrued and discount earned (including both original issue and market discount) on the Fund's assets, (b) less amortization of market premium on such assets, and the accrued expenses of the Fund. Net investment income of the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds consists of interest accrued, original issue discount earned, less amortization of any market premium and accrued expenses. Fund shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order for the shares is executed.

                  Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder to his Bank or financial institution, within five Business Days after the end of each calendar month or within five Business Days after a shareholder's complete redemption of his shares in a Fund.

                  Shareholders of the Funds may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their

Banks or financial institutions. The election will become effective with respect to dividends paid after its receipt.

                                      TAXES

IN GENERAL

                  Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves each Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

                  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Since all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

                  The Money Market, Government Money Market and Treasury Money Market Funds intend to distribute substantially all of their respective investment company taxable income and net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.)

                  The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds intend to distribute substantially all of their respective net tax-exempt income (such distributions are known as "exempt-interest dividends") and investment company taxable income (if any) each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes." To the extent, if any, dividends paid to each

Fund's shareholders are derived from taxable income or from net long-term capital gains, such dividends will not be exempt from federal income tax and may also be subject to state and local taxes. The Funds do not intend to earn any investment company taxable income or net long-term capital gains.

                  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

                  If the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Tax Exempt Money Market Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax applicable to individuals and corporations. Corporate shareholders must also take all exempt- interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

PENNSYLVANIA TAXES

         Under current Pennsylvania law, shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Tax Exempt Money Market Fund attributable to interest income from obligations of the Commonwealth of Pennsylvania or its political subdivisions, the United States, its territories or certain of its agencies and instrumentalities ("Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Pennsylvania Tax Exempt Money Market Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the Pennsylvania Personal Income Tax in the unlikely event that they realize any gain on the disposition of shares in the Fund.

         Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the

Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in the Fund that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

         Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended to the extent that the Fund is comprised of Exempt Securities.

MISCELLANEOUS

         Shareholders of the Funds will be advised at least annually as to the federal income tax and, in the case of the Pennsylvania Tax Exempt Money Market Fund, Pennsylvania income tax consequences, of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes, other than Pennsylvania taxes, which may differ from the tax consequences described above.

         The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER

         National City serves as investment adviser to the Funds. The adviser is a wholly owned subsidiary of National City Corporation. The adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation.


         On September 30, 1997, the Trust Department of National City had approximately $11.1 billion in assets under management, and had approximately $23.0 billion in total trust assets. National City has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114.


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment policies, the adviser has agreed to manage the Funds, make decisions with respect to and place orders for all purchases and sales of the Funds' securities, and maintain the Trust's records relating to such purchases and sales. For the services provided and expenses assumed pursuant to the Advisory Agreement, the adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average net assets of the Money Market Fund, .35% of the average net assets of the Government Money Market Fund, .30% of the average net assets of the Treasury Money Market Fund, .35% of the average net assets of the Tax Exempt Money Market Fund, and .40% of the average net assets of the Pennsylvania Tax Exempt Money Market Fund. The adviser may from time to time waive all or a portion of the advisory fee payable by one or more of the Funds.

ADMINISTRATOR

         PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Funds. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the
Funds: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate the Funds' net asset values per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of their administration and operation. PFPC is entitled to receive an administration fee, accrued daily and paid monthly, computed on a combined basis for the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds and on a combined basis for all taxable money market funds at an annual rate of .05% of the first $300,000,000 of aggregate net assets of the Funds,
 .0325% of the next $300,000,000, .03% of the next $400,000,000, .025% of the next $500,000,000, .02% of the next $1 billion , and .015% of aggregate net assets in excess of $2.5 billion. PFPC is also entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Trust.


                     DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 57 separate classes or series of shares of beneficial interest ("shares"). Twelve of these classes or series, which represent interests in the Money Market Fund (Class A, Class A-Special Series 1 and Class A-Special Series 2), Government Money Market Fund (Class B and Class B-Special Series 1), Treasury Money Market Fund (Class C and Class C-Special Series 1), Tax Exempt Money Market Fund (Class D, Class D-Special Series 1 and Class D- Special Series 2) and Pennsylvania Tax Exempt Money Market Fund (Class Q and Class Q - Special Series 1), are described in this Prospectus. Class A, Class B, Class C, Class D and Class Q shares constitute the Institutional class or series of shares; and Class A-Special Series 1, Class B-Special Series 1, Class C- Special Series 1, Class D-Special Series 1 and Class Q-Special Series 1 shares constitute the Retail class or series of shares, and Class A-Special Series 2 and Class D-Special Series 2 constitute the B class or series of shares. The other Funds of the Trust are:


     Equity Growth Fund
     (Class H, Class H-Special Series 1 and Class H-
     Special Series 2)

     Intermediate Bond Fund

     (Class I, Class I-Special Series 1 and Class I-
     Special Series 2)

     Ohio Tax Exempt Fund

     (Class K, Class K-Special Series 1 and Class K-
     Special Series 2)


     National Tax Exempt Fund (Class L and Class
     L-Special Series 1 )


     Equity Income Fund
     (Class M, Class M-Special Series 1 and Class M-
     Special Series 2)

     Small Cap Value Fund
     (Class N, Class N-Special Series 1 and Class N-
     Special Series 2)

     Enhanced Income Fund
     (Class O, Class O-Special Series 1 and Class O-
     Special Series 2)

     Total Return Advantage Fund (Class P, Class
     P-Special Series 1 and Class P-Special Series 2)

     Bond Fund (Class R, Class R-Special Series 1 and
     Class R-Special Series 2)

     GNMA Fund
     (Class S, Class S-Special Series 1 and Class S-
     Special Series 2)

     Pennsylvania Municipal Fund (Class T,
     Class T-Special Series 1 and Class T-Special
     Series 2).

     International Equity Fund
     (Class U, Class U-Special Series 1 and Class U-
     Special Series 2)


     Equity Index Fund
     (Class V and Class V-Special Series 1 )


     Core Equity Fund
     (Class W, Class W-Special Series 1 and Class W-
     Special Series 2)

     Small Cap Growth Fund
     (Class X, Class X-Special Series 1 and Class X-
     Special Series 2)


     Real Return Advantage Fund
     (Class Y and Class Y-Special Series 1 )


                  Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such class or series as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


                  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Institutional and Retail Plan and B Shares Plan, only the holders of Retail/Institutional or B shares in an investment fund are entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.


                  As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

                  The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.


                  As of December 9, 1997, nine bank subsidiaries of National City Corporation held beneficially or of record approximately 93.81%, 99.24%, 99.59% AND 99.99% of the outstanding Institutional shares of the Money Market, Government Money Market, Treasury Money Market and Tax Exempt Money Market Funds, respectively, and two bank subsidiaries of National City Corporation held of record approximately 100.0% of the outstanding Institutional shares of the Pennsylvania Tax Exempt Money Market Fund. National City does not have any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.


                          CUSTODIAN AND TRANSFER AGENT

                   National City Bank serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES


                  Except as noted below, the Funds' adviser bears all expenses in connection with the performance of its services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses relating to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase of its portfolio securities.


                                  MISCELLANEOUS

                  Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

                  Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

                  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or (b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                  Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

                         Armada Funds

BOARD OF TRUSTEES          Robert D. Neary
                              Chairman
                              Retired Co-Chairman, Ernst & Young
                              Director:
                                  Cold Metal Products, Inc.
                                  Zurn Industries, Inc.

                           Herbert R. Martens, Jr.
                              President
                              Executive Vice President, National City
                                  Corporation
                              Chairman, President and Chief Executive
                              Officer, Natcity Investments, Inc.

                           Leigh Carter
                                  Retired President and Chief Operating
                                  Officer, B.F. Goodrich Company
                              Director:

                                  Acromed Corporation
                                  Kirtland Capital Corporation
                                  Morrison Products


                           John F. Durkott

                              President and Chief Operating Officer,
                                  Kittle's Home Furnishing's Center, Inc.

                           Robert J. Farling

                              Retired Chairman, President and Chief
                                  Executive Officer, Centerior Energy
                              Director, Republic Engineered Steels

                           Richard W. Furst, Dean
                               Dean, Carol Martin Gatton College of
                                  Business and Economics, University of
                                  Kentucky
                              Director:
                                  Foam Design, Inc.
                                  The Seed Corporation

                                    Gerald L. Gherlein
                                       Executive Vice President and General
                                           Counsel, Eaton Corporation
                                       Trustee:
                                           Meridia Health System
                                           WVIZ Educational Television




                                    J. William Pullen
                                       President and Chief Executive Officer,
                                         Whayne Supply Company

ARMADA FUNDS

INVESTMENT ADVISER

AN AFFILIATE OF NATIONAL
CITY CORPORATION

         National City Bank
         1900 East Ninth Street
         Cleveland, Ohio 44114

                                                          TABLE OF CONTENTS
                                                                                                                 PAGE
                                                                                                                 ----
INTRODUCTION...................................................................................................... 3

EXPENSE TABLES.................................................................................................... 4

FINANCIAL HIGHLIGHTS.............................................................................................. 8

INVESTMENT OBJECTIVES AND POLICIES................................................................................ 14

INVESTMENT LIMITATIONS............................................................................................ 26

YIELD AND PERFORMANCE INFORMATION................................................................................. 27

PRICING OF SHARES................................................................................................. 28

HOW TO PURCHASE AND REDEEM SHARES................................................................................. 29

DISTRIBUTION AND SERVICING ARRANGEMENTS........................................................................... 41

DIVIDENDS AND DISTRIBUTIONS....................................................................................... 42

TAXES    ......................................................................................................... 43

MANAGEMENT OF THE TRUST........................................................................................... 45

DESCRIPTION OF THE TRUST AND ITS SHARES........................................................................... 47

CUSTODIAN AND TRANSFER AGENT...................................................................................... 50

EXPENSES ......................................................................................................... 50

MISCELLANEOUS..................................................................................................... 51



- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.

- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.

- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     National City Bank serves as investment adviser to Armada Funds for which it receives an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.

     There can be no assurances the Armada Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market or Pennsylvania Tax Exempt Money Market Funds will be able to maintain a stable net asset value of $1 per share. An investment in these funds is neither insured nor guaranteed by the U.S. government.

                                  ARMADA FUNDS

                                   PROSPECTUS


                                December 23, 1997


                            Armada Money Market Fund

                       Armada Government Money Market Fund

                        Armada Treasury Money Market Fund

                       Armada Tax Exempt Money Market Fund

                         Armada Pennsylvania Tax Exempt
                                Money Market Fund

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 ARMADA FUNDS

                     STATEMENT OF ADDITIONAL INFORMATION


                              DECEMBER 23, 1997


                              MONEY MARKET FUND

                         GOVERNMENT MONEY MARKET FUND

                          TREASURY MONEY MARKET FUND

                         TAX EXEMPT MONEY MARKET FUND

                  PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND








This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Funds of Armada Funds (the "Trust"), dated December 23, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), Oaks, Pennsylvania 19456.

                              TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----

         STATEMENT OF ADDITIONAL INFORMATION......................................   1

         INVESTMENT OBJECTIVES AND POLICIES.......................................   1

         NET ASSET VALUE..........................................................  14

         DIVIDENDS................................................................  15

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................  15

         DESCRIPTION OF SHARES....................................................  16

         ADDITIONAL INFORMATION CONCERNING TAXES..................................  18

         TRUSTEES AND OFFICERS....................................................  22


         ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                  SERVICES AND TRANSFER AGENCY AGREEMENTS.........................  27

         SHAREHOLDER SERVICES PLAN................................................  34

         PORTFOLIO TRANSACTIONS...................................................  34

         AUDITORS.................................................................  36

         COUNSEL..................................................................  37

         STANDARDIZED YIELD QUOTATIONS............................................  37

         MISCELLANEOUS............................................................  39

         FINANCIAL STATEMENTS.....................................................  44


         APPENDIX A............................................................... A-1


                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Money Market Fund, Government Money Market Fund (the "Government Fund"), Treasury Money Market Fund (the "Treasury Fund"), Tax Exempt Money Market Fund (the "Tax Exempt Fund") and Pennsylvania Tax Exempt Money Market Fund (the "Pennsylvania Tax Exempt Fund"). The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                  The Pennsylvania Tax Exempt Fund commenced operations on August 8, 1994 as a separate investment portfolio (the "Predecessor Fund") of Inventor Funds, Inc, which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold shares of stock that were similar to the Trust's Retail Shares of beneficial interest.


                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Standardized Yield Quotations" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for municipal bonds, short term notes and other securities which may be held by the Funds.

ELIGIBLE SECURITIES
-------------------

                  The Funds may purchase "eligible securities" that present minimal credit risks as determined by the adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market, Government, Treasury, Tax Exempt and
Pennsylvania Tax Exempt Funds of securities that are rated by only one Rating Agency or that qualify under (3) above as long as required by applicable regulations or Trust procedures.



VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

                  The Funds may purchase variable rate and floating rate obligations as described in the Prospectus. The adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  Variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS
-------------------------------

                  As stated in the Prospectus, the Money Market Fund may invest in GICs issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Fund will only purchase a GIC when the adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by Rating Agencies. The Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

BANK OBLIGATIONS AND COMMERCIAL PAPER
-------------------------------------

                  The Pennsylvania Tax Exempt and Money Market Funds may invest in bank obligations. Bank obligations include bankers' acceptances generally having a maturity of six months or less and negotiable certificates of deposit. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

                  Investments by the Pennsylvania Tax Exempt Fund include commercial paper and other short term promissory notes issued by corporations, municipalities and other entities (including variable and floating rate instruments).

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS;
-----------------------------------------------------
LENDING OF PORTFOLIO SECURITIES
-------------------------------

                  Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Funds purchase securities from financial institutions such as banks and broker-dealers which the adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities it is obligated to repurchase.

                  With respect to loans by the Government or Treasury Fund of its portfolio securities as described in the Prospectus, the Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Funds in connection with such loans would be invested in short-term U.S. Government obligations.

GOVERNMENT SECURITIES
---------------------

                  Examples of the types of U.S. government obligations that may be held by the Money Market, Government and Pennsylvania Tax Exempt Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association,

General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market, Government and Tax Exempt Funds will invest in the obligations of such agencies or instrumentalities only when the adviser believes that their credit risk with respect thereto is minimal.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Each Fund may invest in securities issued by other investment companies (including other investment companies advised by the adviser) which invest in high quality, short term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund currently intends to limit such investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the adviser. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

MUNICIPAL SECURITIES
--------------------

                  As described in the Prospectus, the Tax Exempt and Pennsylvania Tax Exempt Funds may purchase Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Funds also may invest in "moral obligation" issues, which are normally issued by special purpose authorities. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds may be purchased if the interest paid is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

                  Pennsylvania Municipal Securities which are payable only from the revenues derived from a particular facility may be adversely affected by Pennsylvania laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Pennsylvania Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a Pennsylvania governmentally created fund, may be adversely affected by Pennsylvania laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, Pennsylvania Municipal Securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Pennsylvania laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Pennsylvania Municipal Securities the Pennsylvania Tax Exempt Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Pennsylvania Tax Exempt Fund may invest and, therefore, on the shares of that Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by either the Tax Exempt or Pennsylvania Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax Exempt or Pennsylvania Tax Exempt Funds. The Tax Exempt and Pennsylvania Tax Exempt Funds' adviser will consider such an event in determining whether it should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Tax Exempt and Pennsylvania Tax Exempt Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Securities held by the Tax Exempt or Pennsylvania Tax Exempt Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Bond at the time of its original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the bond is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.


                  Municipal notes in which the Tax Exempt and Pennsylvania Tax Exempt Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

OTHER TAX-EXEMPT INSTRUMENTS
----------------------------

                  Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F-2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Fund's adviser be equivalent to the commercial paper ratings stated above. The adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

STAND-BY COMMITMENTS
--------------------

                  The Tax Exempt and Pennsylvania Tax Exempt Funds may acquire stand-by commitments (also known as put options) with respect to Municipal Securities held in their portfolios. The Tax Exempt and Pennsylvania Tax Exempt Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax Exempt and Pennsylvania Tax Exempt Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The Tax Exempt and Pennsylvania Tax Exempt Funds will not acquire stand-by commitments unless immediately after the acquisition, not more than 5% of their respective total assets will be invested in instruments subject to a demand feature, or in stand-by commitments, with the same institution.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds' right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will be transferable only with the underlying Municipal Securities which may be sold to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the commitment.

                  The amount payable to the Tax Exempt or Pennsylvania Tax Exempt Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value the Tax Exempt and Pennsylvania Tax Exempt Funds value the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Securities subject to the commitment. Thus, the risk of loss to the Tax Exempt and Pennsylvania Tax Exempt Funds in connection with a stand-by commitment will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

WHEN-ISSUED SECURITIES
----------------------

                   The Tax Exempt and Pennsylvania Tax Exempt Funds may purchase Municipal Securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy the Funds' purchase commitments in the manner described, their liquidity and ability to manage their portfolios might be affected in the event the Funds' commitments to purchase when-issued securities ever exceeded 25% of the value of their respective total assets.

                  When the Funds engage in when-issued transactions, they rely on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

                  No Fund may:



                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.


                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.


                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 10% of its net assets in illiquid securities.

                  The Funds do not intend to purchase securities while their outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of their respective total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA
----------------------------------------------------------------
BONDS
-----

                  Potential shareholders should consider the fact that the Pennsylvania Tax Exempt Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that such Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

                  Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending deceases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

                  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suit relating to the following matters: (i) the American Civil Liberties Union ("ACLU") filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, among other things, because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery; (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for country funding of the judicial system to be in conflict with the constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision. The Court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to require by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislative branches, to develop an implementation plan; (iii) litigation was filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending the resolution of the state case; a trial in the state case commenced in January 1997 and has recessed; no briefing schedule or date for oral argument has yet been set; (iv) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest entered into a Standstill Agreement with the Commonwealth pursuant to which the parties will attempt to resolve Envirotest will receive $145 million, with interest at 6 percent per annum; and (v) in 1995, the Commonwealth, the Governor of Pennsylvania, the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The Commonwealth and the City were joined to determine their liability, if any, to pay additional costs necessary to remedy segregation-related conditions found to exist in Philadelphia public schools. In January 1997, the Pennsylvania Supreme Court ordered the parties to brief certain issues, but no decision by the Supreme Court has been issued.

                  A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January 1996. The General Assembly authorized $123 million to provide for the Commonwealth's share of the required match for federal public assistance and disaster mitigation funds.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+, respectively, by S&P and Baa and Baa1, respectively, by Moody's.

                  The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1996 was a surplus of $118.5 million.

                  In recent years, an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1995. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1996, but its authority to refund existing debt will not expire.


                                 NET ASSET VALUE
                                 ---------------

                  The Trust uses the amortized cost method to value shares in the Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Each Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                                    DIVIDENDS
                                    ---------

                  As stated, the Trust uses its best efforts to maintain the net asset value per share of the Funds at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Funds, it is possible that a Fund's net asset value per share may fall below $1.00. Should the Trust incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which he holds shares of a Fund and/or in his receiving upon redemption a price per share lower than the price he paid.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------


                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The B Shares class for each of the Money Market and Tax Exempt Funds is expected to commence operations on or about January 1, 1998.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.


                  As described in the Prospectus, Institutional shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Retail shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value, without a front-end load or sales charge, as described in the Prospectus. B shares of the Money Market and Tax Exempt Funds are available only to the holders of B shares of another Fund who wish to exchange their B shares of such other Fund for B shares of the Money Market and/or Tax Exempt Funds. B shares are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Retail or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail or B shares and account number. The Transfer Agent's records of such instructions are binding.


                              DESCRIPTION OF SHARES
                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 57 classes of shares. Twelve of these classes, which represent interests in the Money Market Fund (Class A, Class A Special Series 1 and Class A - Special Series 2), Government Fund (Class B and Class B - Special Series 1), Treasury Fund (Class C and Class C - Special Series 1), Tax Exempt Fund (Class D, Class D - Special Series 1 and Class D - Special Series 2) and Pennsylvania Tax Exempt Fund (Class Q and Class Q - Special Series 1) are described in this Statement of Additional Information and the related Prospectus.


                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Institutional and Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

GENERAL
-------

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus and above, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "short-short test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non-taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Effective for taxable years beginning after August 4, 1997, the recently enacted Taxpayer Relief Act of 1997 repeals the short-short test.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities with respect to the Tax Exempt and Pennsylvania Tax Exempt Funds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, such Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAX EXEMPT FUND AND PENNSYLVANIA TAX EXEMPT FUND
------------------------------------------------

                  As described above and in the Prospectus, the Tax Exempt and Pennsylvania Tax Exempt Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Tax Exempt and Pennsylvania Tax Exempt Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Tax Exempt and Pennsylvania Tax Exempt Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

                  Interest on indebtedness incurred by a shareholder to purchase or carry Tax Exempt and Pennsylvania Tax Exempt Fund shares is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.


                              TRUSTEES AND OFFICERS
                              ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:



                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         ---------------------------
Robert D. Neary                                     Chairman of the Board                 Retired Co-Chairman of
32980 Creekside Drive                               and Trustee                           Ernst & Young, April 1984-
Pepper Pike, OH 44124                                                                     September 1993; Director,
Age 64                                                                                    Cold Metal Products, Inc.,
                                                                                          since March 1994;
                                                                                          Director, Zurn Industries,
                                                                                          Inc. (building products
                                                                                          and construction
                                                                                          services), since June
                                                                                          1995.

Herbert R. Martens, Jr.*                            President and Trustee                 Executive Vice President,
c/o NatCity Investments                                                                   National City Corporation
1965 E. Sixth Street                                                                      (bank holding company),
Cleveland, OH  44114                                                                      since July 1997; Chairman,
Age 45                                                                                    President and Chief Executive
                                                                                          Officer, NatCity
                                                                                          Investments, Inc., since
                                                                                          July 1995 (investment
                                                                                          banking); President and
                                                                                          Chief Executive Officer,
                                                                                          Raffensperger, Hughes &
                                                                                          Co., from 1993 until 1995
                                                                                          (broker-dealer);
                                                                                          President, Reserve Capital
                                                                                          Group, from 1990 until
                                                                                          1993.


Leigh Carter*                                       Trustee                               Retired President and
13901 Shaker Blvd., #6B                                                                   Chief Operating Officer,
Cleveland, OH  44120                                                                      B.F. Goodrich Company,
Age 72                                                                                    August 1986 to September
                                                                                          1990; Director, Adams
                                                                                          Express Company (closed-
                                                                                          end investment company),
                                                                                          April 1982 to December 1997;
                                                                                          Director, Acromed
                                                                                          Corporation (producer of
                                                                                          spinal implants), since
                                                                                          June 1992; Director,
                                                                                          Petroleum & Resources
                                                                                          Corp., April 1987 to December
                                                                                          1997; Director, Morrison
                                                                                          Products (manufacturer of
                                                                                          blower fans and air moving
                                                                                          equipment), since April
                                                                                          1983; Director, Kirtland
                                                                                          Capital Corp. (privately
                                                                                          funded investment group),
                                                                                          since January 1992.

John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishing's
Age 53                                                                                    Center, Inc., since
                                                                                          January 1982; partner,
                                                                                          Kittles Bloomington
                                                                                          Property Company, since
                                                                                          January 1981; partner,
                                                                                          KK&D (Affiliated Real
                                                                                          Estate Companies of
                                                                                          Kittle's Home Furnishings
                                                                                          Center), since January
                                                                                          1989.

Robert J. Farling                                   Trustee                               Retired Chairman, President and
1608 Balmoral Way                                                                         Chief Executive Officer,
Westlake, OH  44145                                                                       Centerior Energy (electric
Age 61                                                                                    utility), March 1992 to
                                                                                          October 1997; Director, National
                                                                                          City Corporation (bank
                                                                                          holding company) until
                                                                                          October 1997; Director,
                                                                                          Republic Engineered Steels,
                                                                                          since October 1997.



                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         ---------------------------
Richard W. Furst, Dean                              Trustee                               Professor of Finance and
600 Autumn Lane                                                                           Dean, Carol Martin Gatton
Lexington, KY  40502                                                                      College of Business and
Age 59                                                                                    Economics, University of
                                                                                          Kentucky, since 1981;
                                                                                          Director, The Seed
                                                                                          Corporation (restaurant
                                                                                          group), since 1990;
                                                                                          Director, Foam Design,
                                                                                          Inc. (manufacturer of
                                                                                          industrial and commercial
                                                                                          foam products), since
                                                                                          1993.

Gerald L. Gherlein                                  Trustee                               Executive Vice-President
3679 Greenwood Drive                                                                      and General Counsel, Eaton
Pepper Pike, OH  44124                                                                    Corporation, since 1991
Age 59                                                                                    (global manufacturing);
                                                                                          Trustee, Meridia Health
                                                                                          System (four hospital
                                                                                          health system); Trustee,
                                                                                          WVIZ Educational
                                                                                          Television (public
                                                                                          television).


J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 58                                                                                    President and Chief
                                                                                          Executive Officer,
                                                                                          American Contractors
                                                                                          Rentals & Sales (rental
                                                                                          subsidiary of Whayne
                                                                                          Supply Co.), since 1988.




                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         ---------------------------

W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath
  Bank Building                                                                           LLP, Philadelphia,
1345 Chestnut Street                                                                      Pennsylvania
Suite 1100
Philadelphia, PA  19107
Age 54

Neal J. Andrews                                     Treasurer                             Vice President and
PFPC Inc.                                                                                 Director of Investment
400 Bellevue Parkway                                                                      Accounting, PFPC Inc.,
Wilmington, DE  19809                                                                     since 1992; prior thereto,
Age 31                                                                                    Senior Auditor, Price
                                                                                          Waterhouse, LLP

--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.


                  Herbert R. Martens, Jr., President of the Trust, is Executive Vice President of National City Corporation, which is the parent company of the adviser, and Chairman and Chief Executive Officer of NatCity Investments, Inc., a registered broker-dealer that is affiliated with the advisers.

                  W. Bruce McConnel, III, Esq., Secretary of the Trust, is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Neal J. Andrews, Treasurer of the Trust, is employed by PFPC Inc., which receives fees as Administrator to the Trust.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $125,000. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the trustees of the Trust for the fiscal year ended May 31, 1997:

                                                                 Pension or
                                                                 Retirement
                                                              Benefits Accrued                                     Total
                                            Aggregate            as Part of               Estimated            Compensation
               Name of                    Compensation           the Trust's          Approval Benefits          from the
          Person, Position               from the Trust           Expenses             Upon Retirement             Trust
          ----------------               --------------           --------             ---------------             -----
Robert D. Neary,                             $18,750                 $0                      $0                   $18,750
Chairman and Trustee

Thomas R. Benua, Jr.,                        $17,500                 $0                      $0                   $17,500
Trustee*

Leigh Carter, Trustee                        $17,500                 $0                      $0                   $17,500

John F. Durkott, Trustee                     $17,500                 $0                      $0                   $17,500

Robert J. Farling, Trustee                     **                    **                      **                     **

Richard W. Furst, Trustee                    $17,500                 $0                      $0                   $17,500

Gerald L. Gherlein, Trustee                    **                    **                      **                     **

Herbert R. Martens, Jr.,                       **                    **                      **                     **
President and Trustee

J. William Pullen, Trustee                   $17,500                 $0                      $0                   $17,500

Richard B. Tullis, Trustee*                  $18,750                 $0                      $0                   $18,750


SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.
--------
* Messrs. Benua and Tullis resigned as Trustees effective July 17, 1997 and November 19, 1997, respectively.

** Messrs. Farling, Gherlein and Martens were not Trustees of the Trust during the fiscal year ended May 31, 1997.

The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.


                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                -------------------------------------------------

ADVISORY AGREEMENT
------------------

                  National City serves as investment adviser to the Funds. Prior to November 19, 1997, National City, National City Bank of Columbus and National City Bank of Kentucky served as investment adviser to the Funds (together, the "three advisers"). The three advisers and NAM are affiliates of National City Corporation, a bank holding company with $52 billion in assets, and headquarters in Cleveland, Ohio with nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $41 billion in assets. From time to time, the adviser may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the Trust's then current advisory agreement, the Trust incurred advisory fees in the following amounts for the fiscal years ended May 31, 1997, 1996 and 1995: (i) $5,067,456 (after waivers of $2,026,982),
$3,686,919 (after waivers of $1,473,398) and $2,827,383 (after waivers of
$1,128,026), respectively, for the Money Market Fund; (ii) $2,415,282 (after waivers of $966,112), $1,654,730 (after waivers of $661,292) and $1,766,159
(after waivers of $706,463), respectively, for the Government Fund, and (iii) $573,529 (after waivers of $764,704), $444,402 (after waivers of $592,531) and
$307,159 (after waivers of $410,198), respectively, for the Tax Exempt Fund. Advisory fees in the amounts of $794,834 (after waivers of $158,966), $527,698 (after waivers of $105,510) and $313,967 (after waivers of $62,648) were incurred for the fiscal year ended May 31, 1997, 1996 and for the period from June 16, 1994 (commencement of operations) through May 31, 1995 with respect to the Treasury Fund.



                  For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) until May 31, 1997, National City, the adviser of the Pennsylvania Tax Exempt Fund, earned advisory fees of $224,379 and waived fees in the amount of $140,237 with respect to that Fund. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 8, 1994 (commencement of operations) through April 30, 1995, Integra Trust Company ("Integra"), the investment adviser to the Predecessor Fund, earned advisory fees of $85,768, $26,907, $310,912 and $76,582, respectively, and Integra waived fees in the amount of $51,068, $9,868, $110,272 and $84,075, respectively.

                  The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the adviser has undertaken in its Advisory Agreement to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department.

                  The Advisory Agreement relating to the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds was approved by the shareholders of each Fund on November 19, 1997. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund until September 30, 1998, and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Funds' Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the advisers on 60 days written notice, and will terminate immediately in the event of its assignment.

AUTHORITY TO ACT AS INVESTMENT ADVISER
--------------------------------------

                  Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The adviser believes that it may perform the services contemplated by its Advisory Agreement with the Trust as described in such agreement and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present and future requirements, that could prevent the adviser from continuing to perform services for the Trust. If the adviser was prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

                  Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the adviser, or its affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

                  If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the adviser, or an affiliate of the adviser, would consider the possibility of offering to perform additional services for the

Trust. Legislation modifying such restrictions has been proposed in past Sessions of Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the adviser, or such an affiliate, might offer to provide such services.


ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT
------------------------------------------------

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for the fiscal years ended May 31, 1997, 1996 and 1995: (i) $502,464, $421,493,
$322,722, respectively, for the Money Market Fund; (ii) $239,708, $187,373 and $210,983, respectively, for the Government Fund; and (iii) $170,489, $145,303 and $102,395, respectively, for the Tax Exempt Fund. Administration fees in the amounts of $79,005, $37,703 and $59,255 were incurred for the fiscal years ended May 31, 1997, 1996 and for the period from June 16, 1994 (commencement of operations) through May 31, 1995 with respect to the Treasury Fund.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) until May 31, 1997, PFPC earned administration fees of $24,530 with respect to the Pennsylvania Tax Exempt Fund. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 8, 1994 (commencement of operations) through April 30, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor Fund and earned the following fees: $28,589; $8,969; $103,634; and $53,552, respectively.

DISTRIBUTION PLANS AND RELATED AGREEMENTS
-----------------------------------------



                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.



                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for Retail and Institutional shares (the "Retail and Institutional Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan," and, collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of Institutional and Retail shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and the related Distribution Agreement have been approved, and are subject to annual approval by a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement related to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreement will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.


                  Any change in a Distribution Plan that would materially increase the distribution expenses of the class or classes of shares to which it relates would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Distribution Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by a vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.



                  The Retail and Institutional Shares Plan provides that each fund will compensate the Distributor for distribution expenses related to the distribution of Institutional and Retail shares in an amount not to exceed .10% per annum of average aggregate net assets of such shares. The Retail and Institutional Plan provides that the Trust will pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trust's investment funds with respect to the Institutional and Retail shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of such class's average net assets. Distribution expenses payable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders.

                  The Distribution Plans have been approved by the Board of Trustees and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.

         For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $121,188 with respect to the Money Market Fund, $51,393 with respect to the Government Fund, $14,929 with respect to the Treasury Fund, and $23,431 with respect to the Tax Exempt Fund under the Retail and Institutional Shares Plan. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Money Market Fund, $36,356 was attributable to distribution services and $84,832 was attributable to marketing/consultation. Of the aggregate amount paid to the Distributor by the Trust with respect to the Government Fund, $15,418 was attributable to distribution services and $35,975 was attributable to marketing/consultation. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Treasury Fund, $4,479 was attributable to distribution services and $10,450 was attributable to marketing/consultation. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Tax-Exempt Fund, $7,030 was attributable to distribution services and $16,401 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.

                  For the period from June 1, 1996 through March 7, 1997, the Trust paid 440 Financial Distributors, Inc. ("440 Financial") $545,381 with respect to the Money Market Fund, $265,479 with respect to the Government Fund, $97,651 with respect to the Treasury Fund, and $103,376 with respect to the Tax Exempt Fund under the Retail and Institutional Shares Plan.

                  For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $4,325 with respect to the Pennsylvania Tax Exempt Fund under the Retail and Institutional Shares Plan. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Pennsylvania Tax Exempt Fund, $1,297 was attributable to distribution services and $3,028 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning. For the period from September 9, 1996 (date of reorganization of the Predecessor
Fund) through March 7, 1997, the Trust paid 440 Financial $11,576 with respect to the Pennsylvania Tax Exempt Fund under the Retail and Institutional Shares Plan.


                  Class A Shares of the Predecessor Fund were subject to a Plan adopted pursuant to rule 12b-1 under the 1940 Act (the "Plan"). The Plan provided for reimbursement to the Predecessor Fund's distributor, SEI Investments Distribution Co., of the Predecessor Fund's distribution expenses, including (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of Inventor's shares including the distributor's expenses for travel, communication, compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of Class A shares subject to approval by a majority of disinterested directors of Inventor. For the period from June 1, 1996 until September 9, 1996, the distributor of the Predecessor Fund received $0 from the fund (after waivers of $47,649).

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                           SHAREHOLDER SERVICES PLANS
                           --------------------------



                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan relating to each Fund's Retail shares and the B Shares Plan for each Fund offering B shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares or B shares in consideration for the payment of up to .15% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail or B shares; (iii) processing dividend payments from the Fund; (iv) providing information periodically to customers showing their position in Retail or B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.



                             PORTFOLIO TRANSACTIONS
                             ----------------------


                  Pursuant to the Advisory Agreement relating to the Funds, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.



                  While the adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the current Advisory Agreement, pursuant to
Section 28(e) of the Securities Exchange Act of 1934, as amended, the adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the adviser may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the adviser and does not reduce the fees payable to it by the Funds. Such information may be useful to the adviser in serving both the Trust and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the adviser in carrying out its obligations to the Trust.



                  While serving as adviser to the Trust, National City has agreed to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.



                  Portfolio securities will not be purchased from or sold to the Trust's adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Trust will not give preference to its adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. Under certain circumstances, the Trust may be at a disadvantage because of these limitations compared with the portfolios of other investment companies with similar objectives that are not subject to such limitations.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 1997, (a) the Money Market Fund had entered into repurchase transactions with: First Boston in the amount of $90,000,000 to be repurchased on June 2, 1997 at $90,042,150 and with Prudential-Bache Securities in the amount of $45,000,000 to be repurchased on June 2, 1997 at $45,020,963; (b) the Government Fund had entered into repurchase transactions with First Boston in the amount of $159,000,000 to be repurchased on June 2, 1997 at $159,074,465.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the adviser. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law and by the current Advisory Agreement, the adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.


                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1997, for the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                  The financial statements for periods or years prior to May 31, 1997 with respect to the Predecessor Fund, which are incorporated by reference in this Statement of Additional Information, were audited by Coopers & Lybrand, L.L.P., independent accountants for the Predecessor Fund, whose report dated July 26, 1996, expressed an unqualified opinion on such financial statements, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.


                          STANDARDIZED YIELD QUOTATIONS
                          -----------------------------

                  "Yields," as described in the Prospectus, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for a class of Fund shares is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the class having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the value of an account in a class includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the class' mean or median account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The "effective yield" for a class of Fund shares is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds' "tax-equivalent yields" are computed by dividing the portion of those Funds' yields (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate (using 39.6% tax bracket) and adding that figure to that portion, if any, of the respective Fund's yield that is not exempt from federal income tax.

                  For the seven-day period ended May 31, 1997, the yields of the Retail and Institutional shares of the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund and Pennsylvania

Tax Exempt Fund were 5.14% and 5.24%, 5.08% and 5.18%, 4.79% and 4.89%, 3.39%
and 3.49%, and 3.48% and 3.58%, respectively, and their respective effective yields were 5.27% and 5.38%, 5.21% and 5.31%, 4.91% and 5.01%, 3.44% and 3.55%,
and 3.54% and 3.65%, respectively.

                  For the Tax Exempt and Pennsylvania Tax Exempt Funds, the tax-equivalent effective yields (assuming a 39.6% federal tax rate in the case of both Funds and a 2.8% Pennsylvania tax rate in the case of the Pennsylvania Tax Exempt Fund) for their Retail and Institutional shares for the seven-day period ended May 31, 1997 were 5.70% and 5.88%, and 6.03% and 6.22%, respectively.

                  The current yield for each class of shares in a Fund may be obtained by calling the Trust at the telephone number provided on the cover page. Quoted yields are not indicative of future yields. Yields will depend upon factors such as fund maturity, the Fund's expenses and the types of instruments held by the Fund.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are amortized on the straight-line method over a period of five years from the date of commencement of operations.



                  As of December 9, 1997, the following bank subsidiaries of National City Corporation held of record 5% or more of the outstanding Institutional shares of the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds acting as agent or custodian for their customers, but did not own such shares beneficially:


                                                        Percentage of Outstanding
                                                          Institutional Shares


                                                                                         Pennsylvania
                                      Money                                         Tax      Tax
                                     Market       Government      Treasury        Exempt    Exempt
                                      Fund           Fund            Fund          Fund      Fund
                                     ------       ----------      --------        ------  -----------

National City Bank,                   5.82%          1.60%         23.95%          4.94%      0.09%
  Northeast
One Cascade Plaza
Akron, OH 44308


National City Bank of                 4.19%          1.69%          7.86%          8.94%         0%
  Dayton
Gem Plaza, 6 N. Main
Dayton, OH 45412


National City Bank                   40.60%         28.27%          5.11%         29.66%         0%
1900 East Ninth Street
Cleveland, OH 44114-3484


National City Bank of                 4.17%          6.68%         15.03%         23.18%         0%
  Columbus
155 East Broad Street
Columbus, OH 43251


National City Bank of                12.82%         49.10%          3.38%         11.96%         0%
  Kentucky
National City Tower
101 South Fifth Street
Louisville, KY 40202


National City Bank of                 6.94%          3.53%         37.10%         12.48%         0%
  Indiana
101 W. Washington Street
Indianapolis, IN 46255


National City Bank,                   5.18%          0.04%          3.13%          2.33%         0%
  Northwest
405 Madison Avenue
Toledo, OH 43603


National City Bank of                13.87%          7.73%          3.86%          2.44%     99.92%
  Pennsylvania
400 Fourth Avenue
Pittsburgh, PA 15222


National City Trust Co.               0.23%          0.59%          0.19%          4.05%         0%
1401 Forum Way, Suite 503
West Palm Beach, FL  33401





              As of November 30, 1997, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

TAX EXEMPT MONEY MARKET FUND (RETAIL)
-------------------------------------
                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------
Samtec Inc.                                                         7,523,576.410                                     9.74%
P. O. Box 1147
New Albany, IN  47151-
1147

Perry Construction                                                  5,273,000.000                                     6.82%
Group, Inc.
1440 West 21 Street
Erie, PA  16512-2091

David H. Weis & Edris                                               3,970,251.830                                     5.14%
Weis
144 Thornberry
Pittsburgh, PA  15235-
2643

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND (RETAIL)
--------------------------------------------------

                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------
Howard L. Solot                                                    1,996,000.000                                     7.32%
3305 McConnell Road
Hermitage, PA  16148-
3215

Donald M. Werner                                                   1,995,100.000                                     7.32%
770 Woodlawn Drive
Hermitage, PA  16148-
1577





TREASURY MONEY MARKET FUND (RETAIL)
-----------------------------------
                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------

Warner Theatre                                                       569,710.060                                     9.77%
Preservation
Trust Corp.
P. O. Box 1645
Erie, PA  16507-0645


Doctors Hospital                                                     576,597.650                                     9.71%
Development Foundation
1100 Dennison Avenue
Columbus, OH   43201-
3262

Estate of Barbara Cass                                               383,879.810                                     6.47%
c/o Richard Crone
1500 PPG Place
Pittsburgh, PA  15222

Pittsburgh Pediatric                                                 365,408.460                                     6.26%
Research
253 Kenforest Drive
Pittsburgh, PA  15216-
1133



MONEY MARKET FUND (INSTITUTIONAL)
---------------------------------
                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------
National City                                                     295,815,353.690                                    29.80%
Corporation-Custody
1900 East Ninth Street
Cleveland, OH  44114

GOVERNMENT MONEY MARKET FUND (INSTITUTIONAL)
--------------------------------------------
                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------
American Electric Power                                            46,438,181.430                                    11.82%
Service Corp.
Joseph H. Shepard, Jr.
One Riverside Plaza
Columbus, OH  43215

Indiana Department of                                              18,653,792.300                                     5.90%
Transportation
Toll Road Divisions
Attn:  Bob Havens
52551 Ash Road
Granger, IN  46530-0001


TREASURY MONEY MARKET FUND (INSTITUTIONAL)
------------------------------------------
                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------

Harry B. & Louise A.                                                8,328,692.730                                    11.44%
Stoltz
22 Babcock Road
Bradford, PA  16701

Jessie L. Peters                                                    4,447,804.620                                     6.11%
R. D. #3, Box 26
Franklin, PA  16323





TAX EXEMPT MONEY MARKET FUND (INSTITUTIONAL)
--------------------------------------------
                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------

National City                                                       3,093,963.820                                    21.71%
Corporation
Non-Contributory Pension
Plan
1900 East Ninth Street
Cleveland, OH  44114

Elizabeth S. Black TUA                                                323,219.780                                     8.98%
Louise Black Clark
Box 218
Ojai, CA  93023

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND (INSTITUTIONAL)
---------------------------------------------------------
                                                                 OUTSTANDING SHARES                               PERCENTAGE
                                                                 ------------------                               ----------

National City                                                       3,122,233.480                                    31.86%
Corporation
Non-Contributory Pension
Plan
1900 East Ninth Street
Cleveland, OH  44114

National City                                                       2,640,172.320                                    17.82%
Corporation
Non-Contributory Pension
Plan
1900 East Ninth Street
Cleveland, OH  44114

National City Savings &                                             1,347,495.350                                     9.10%
Investment Plan
1900 East Ninth Street
Cleveland, OH  44114

National City Savings &                                               863,237.690                                     8.81%
Investment Plan Equity
Income Fund
1900 East Ninth Street
Cleveland, OH  44114






                              FINANCIAL STATEMENTS
                              --------------------

                  The audited financial statements contained in the annual report for the fiscal year ended May 31, 1997 are hereby incorporated herein by reference. Copies of the Funds' annual reports may be obtained by calling the Trust at 1-800-622-FUND (3863) or by writing to the Trust, Oaks, Pennsylvania 19456.

                                   APPENDIX A
                                   ----------


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CCC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.


                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                              CROSS REFERENCE SHEET
                              ---------------------

                              Ohio Tax Exempt Fund
                           Pennsylvania Municipal Fund

Form N-1A Part A Item                              Prospectus Caption
---------------------                              ------------------

1.   Cover Page...............................     Cover Page

2.   Synopsis.................................     Expense Table

3.   Condensed Financial
     Information..............................     Financial Highlights; Yield
                                                   and Performance Information

4.   General Description of
     Registrant...............................     Risk Factors, Investment
                                                   Objectives and Policies;
                                                   Investment Limitations;
                                                   Description of the Trust and
                                                   Its Shares

5.   Management of the Trust..................     Management of the Trust;
                                                   Custodian and Transfer Agent

6.   Capital Stock and Other
     Securities...............................     How to Purchase and Redeem
                                                   Shares; Dividends and
                                                   Distributions; Taxes;
                                                   Description of the Trust and
                                                   Its Shares; Miscellaneous

7.   Purchase of Securities
     Being Offered............................     Pricing of Shares; How to
                                                   Purchase and Redeem Shares;
                                                   Distribution Agreement

8.   Redemption Repurchase....................     How to Purchase and Redeem
                                                   Shares

9.   Pending Legal Proceedings................     Inapplicable

                              CROSS REFERENCE SHEET
                              ---------------------

                              Ohio Tax Exempt Fund
                           Pennsylvania Municipal Fund

Form N-1A Part B Item                                  Statement of Additional
---------------------                                  -----------------------
                                                       Information Caption
                                                       -------------------

1.  Cover Page....................................     Cover Page

2.  Table of Contents.............................     Table of Contents

3.  General Information and History...............     Statement of Additional
                                                       Information

4.  Investment Objectives and Policies............     Risk Factors, Investment
                                                       Objectives and Policies

5.  Management of Registrant......................     Trustees and Officers

6.  Control Persons and Principal.................     Description of Shares
    Holders of Securities

7.  Investment Advisory and Other.................     Advisory, Administra-
    Services Management                                tion, Distribution,
                                                       Custody and Transfer
                                                       Agency Agreements

8.  Brokerage Allocation and Other................     Risk Factors, Investment
    Practices                                          Objectives and Policies

9.  Capital Stock and Other Securities............     Additional Purchase and
                                                       Redemption Information

10. Purchase, Redemption and Pricing..............     Additional Purchase
    of Securities Being Offered                        and Redemption
                                                       Information

11. Tax Status....................................     Additional Information
                                                       Concerning Taxes

12. Underwriters..................................     Not Applicable

13. Calculation of Performance Data...............     Yield and Performance
                                                       Information

14. Financial Statements..........................     Financial Statements

                                  ARMADA FUNDS
--------------------------------------------------------------------------------


Oaks, Pennsylvania 19456                If you purchased your shares through
                                        NatCity Investments, Inc., please call
                                        your Financial Consultant for
                                        information.

                                        For current performance, fund
                                        information, account redemption
                                        information, and to purchase shares,
                                        please call 1-800-622-FUND(3863).

         This Prospectus describes shares in the following two investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

         OHIO TAX EXEMPT FUND'S investment objective is to provide as high a level of interest income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital.

         PENNSYLVANIA MUNICIPAL FUND'S investment objective is to provide current income exempt from both regular federal income and Pennsylvania personal income taxes while preserving capital.


         Both Funds normally invest in tax-exempt obligations having average remaining maturities of two to ten years.


         Each Fund's net asset value per share will fluctuate as the value of its assets changes in response to changing market prices and other factors.

         National City Bank ("National City" or the "adviser") serves as investment adviser to the Ohio Tax Exempt and Pennsylvania Municipal Funds.


         SEI Investments Distribution Co.(the "Distributor")serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution
Agreement."


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                December 23, 1997

                                  INTRODUCTION

         The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." Each Fund is classified as a non-diversified investment fund under the 1940 Act.


         Shares of each Fund have been classified into three separate classes -- Retail shares, B shares and Institutional shares. Retail shares, B shares and Institutional shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, Retail shares and B shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers and are sold subject to a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed.

                                  EXPENSE TABLE




                                             Ohio                        Ohio       Pennsylvania                 Pennsylvania
                                           Tax Exempt     Ohio        Tax Exempt     Municipal    Pennsylvania    Municipal
                                            Retail     Tax Exempt    Institutional     Retail      Municipal     Institutional
                                           Shares(1)   B Shares(1,2)    Shares         Shares(1)   B Shares(1,2)    Shares
                                           ---------   -------------    ------         ---------   -------------    ------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
    Imposed on Purchases(3)..............      3.00%        None           None          3.00%          None           None
  Sales Charge Imposed
    on Reinvested Dividends..............      None         None           None           None          None           None
  Deferred Sales Charge(4)...............      None        5.00%           None           None         5.00%           None
  Redemption Fee.........................      None         None           None           None          None           None
  Exchange Fee...........................      None         None           None           None          None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets)
  Management Fees (after fee
    waivers)(5)..........................       0%           0%             0%            .20%          .20%           .20%
  12b-1 Fees(5,6)........................      .06%         .75%           .06%           .02%          .75%           .02%
  Other Expenses.........................      .30%         .30%           .20%           .38%          .38%           .28%
                                               ----         ----           ----           ----          ----           ----

  TOTAL FUND OPERATING
    EXPENSES (after fee waivers)(5) ....       .36%        1.05%           .26%           .60%          1.33%          .50%
                                               ====        =====           ====           ====         ======          ====

---------------------------

1 The Trust has implemented plans imposing shareholder servicing fees with respect to Retail shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares or B shares in consideration for the payment of up to .10% (on an annualized basis) of the net asset value of such shares. For further information concerning these plans, see "Distribution and Servicing Arrangements" below.

2 As of the date of this Prospectus, the Funds' B share classes have not commenced operations, and therefore, "Other Expenses" for these classes are estimates only.

3 A reduced sales charge may be available. See "How to Purchase and Redeem Shares - Reduced Sales Charges Applicable to Purchases of Retail Shares."


4 This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 4.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. For more information see "How to Purchase and Redeem Shares - Sales Charges Applicable to Purchases of B Shares."

5 The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year the adviser intends to waive all of its fee of .55% of the Ohio Tax Exempt Fund's average daily net assets and .35% of the fee of .55% of the Pennsylvania Municipal Fund's average daily net assets. Without such fee waivers, the Total Fund Operating Expenses would be .91%, 1.60% and .81% and .95%, 1.68% and .85% for the Retail, B and Institutional shares of the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund, respectively. Additionally, if the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be .95% and .85% and 1.03% and .93% for the Retail and Institutional shares of the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund, respectively.

6 The Funds have in effect a 12b-1 Plan for the Retail and Institutional classes of shares pursuant to which each Fund's Retail and Institutional shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the


       ---------------------------------------
       1.1

         National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's 12b-1 Plans to a certain percentage of total new gross sales, plus interest. The Trust would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

-----------------------

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods:


                                                     1 Year            3 Years          5 Years           10 Years
                                                     ------            -------          -------           --------
Ohio Tax Exempt Fund Retail Shares(1)...........      $ 34               $ 41            $ 50               $ 74
Ohio Tax Exempt Fund B Shares(2)................      $ 61               $ 73            $ 78               $109(3)
Ohio Tax Exempt Fund Institutional Shares             $  3               $  8            $ 15               $ 33
Pennsylvania Municipal Fund Retail
  Shares(1).....................................      $ 36               $ 49            $ 62               $103
Pennsylvania Municipal Fund B Shares(2).........      $ 64               $ 82            $ 93               $140(3)
Pennsylvania Municipal Fund
  Institutional Shares..........................      $  5               $ 16            $ 28               $ 63

-------------------------------

1 Assumes deduction at time of purchase of maximum applicable front end sales charge.

2        Assumes deduction of maximum applicable contingent Sales Charge

3        Based on conversion of B Shares to Retail Shares after eight years.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution and Servicing Arrangements" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the adviser or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                              OHIO TAX EXEMPT FUND

         The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose reports are incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Ohio Tax Exempt Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.


                                                                              For the Year Ended May 31
                                         -------------------------------------------------------------------------------------
                                                        1997                                 1996                      1995
                                                        ----                                 ----                      ----
                                         INSTITUTIONAL          RETAIL       INSTITUTIONAL          RETAIL       INSTITUTIONAL
                                         -------------          ------       -------------          ------       -------------
Net Asset Value,
  Beginning of Period ................      $10.70              $10.66          $10.74              $10.70          $10.57
                                            ------              ------          ------              ------          ------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............      0.51                  0.51          0.50                  0.50          0.50
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized) ..................      0.16                  0.16          (0.04)               (0.04)         0.17
                                            ------              ------          ------              ------          ------

  Total from Investment
    Operations .......................      0.67                  0.67          0.46                  0.46          0.67
                                            ------              ------          ------              ------          ------

LESS DISTRIBUTIONS
  Dividends from Net
    Investment Income ................      (0.51)               (0.51)         (0.50)               (0.50)         (0.50)
  Dividends in Excess of Net
     Investment Income ...............      (0.00)               (0.00)         (0.00)               (0.00)         (0.00)
  Dividends in Excess of Net
    Realized Capital Gains ...........      (0.00)               (0.00)         (0.00)               (0.00)         (0.00)
                                            ------              ------          ------              ------          ------
Total Distributions ..................      (0.51)               (0.51)         (0.50)               (0.50)         (0.50)
                                            ------              ------          ------              ------          ------

Net Asset Value, End of
  Period .............................      $10.86              $10.82          $10.70              $10.66          $10.74
                                            ======              ======          ======              ======          ======

    TOTAL RETURN .....................      6.37%               6.38%4          4.36%               4.35%(4)        6.61%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000s)..............             $91,366             $3,535          $82,886             $2,869          $71,996

  Ratio of Expenses to Average
   Net Assets (after fee
    waivers) .........................      0.24%(5)              0.24%(6)      0.26%(5)              0.26%(6)      0.24%(5)

  Ratio of Net Investment Income
   to Average Net Assets
   (after fee waivers) ...............      4.71%(5)              4.71%(6)      4.68%(5)              4.68%(6)      4.82%(5)

  Portfolio Turnover Rate ............      23%                     23%         10%                     10%         3%


                                                                              For the Year Ended May 31
                                            ------------------------------------------------------------------------------
                                             1995                        1994                               1993
                                             ----                        ----                               ----
                                            RETAIL       INSTITUTIONAL          RETAIL       INSTITUTIONAL          RETAIL
                                            ------       -------------          ------       -------------          ------
Net Asset Value,
  Beginning of Period ................      $10.53          $10.84              $10.80          $10.33              $10.30
                                            ------          ------              ------          ------              ------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............        0.50          0.52                  0.52          0.51                  0.51
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized) ..................        0.17          (0.26)               (0.26)         0.56                  0.54
                                            ------          ------              ------          ------              ------

  Total from Investment
    Operations .......................        0.67          0.26                  0.26          1.07                  1.05
                                            ------          ------              ------          ------              ------

LESS DISTRIBUTIONS
  Dividends from Net
    Investment Income ................       (0.50)         (0.52)               (0.52)         (0.51)               (0.51)
  Dividends in Excess of Net
     Investment Income ...............       (0.00)         (0.00)               (0.00)         (0.05)               (0.04)
  Dividends in Excess of Net
    Realized Capital Gains ...........       (0.00)         (0.01)               (0.01)         (0.00)               (0.00)
                                            ------          ------              ------          ------              ------
Total Distributions ..................       (0.50)         (0.53)               (0.53)         (0.56)               (0.55)
                                            ------          ------              ------          ------              ------

Net Asset Value, End of
  Period .............................      $10.70          $10.57              $10.53          $10.84              $10.80
                                            ======          ======              ======          ======              ======

    TOTAL RETURN .....................        6.64%(4)      2.28%                 2.29%(4)      10.36%               10.27%(4)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000s).....................      $3,168          $63,133             $2,725          $40,080             $1,466

  Ratio of Expenses to Average
   Net Assets (after fee
    waivers) .........................        0.24%(6)      0.33%(5)              0.33%(6)      0.09%(5)              0.09%(6)

  Ratio of Net Investment Income
   to Average Net Assets
   (after fee waivers) ...............        4.82%(6)      4.54%(5)              4.54%(6)      5.00%(5)              5.00%(6)

  Portfolio Turnover Rate ............           3%         2%                       2%         11%                     11%


                                                             For the Year Ended May 31
                                         ---------------------------------------------------------------
                                                        1992                     1991           1990(1)
                                                        ----                     ----           -------
                                         INSTITUTIONAL         RETAIL(2)
                                         -------------         ---------
Net Asset Value,
  Beginning of Period ................      $10.14              $10.14           $9.93          $10.00
                                            ------              ------           -----          ------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............      0.19                  0.46            0.50            0.13
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized) ..................      0.15                  0.16            0.22           (0.11)
                                            ------              ------           -----          ------

  Total from Investment
    Operations .......................      0.34                  0.62            0.72            0.02
                                            ------              ------           -----          ------

LESS DISTRIBUTIONS
  Dividends from Net
    Investment Income ................      (0.15)               (0.46)          (0.50)          (0.09)
  Dividends in Excess of Net
     Investment Income ...............      (0.00)               (0.00)          (0.01)          (0.00)
  Dividends in Excess of Net
    Realized Capital Gains ...........      (0.00)               (0.00)          (0.00)          (0.00)
                                            ------              ------           -----          ------
Total Distributions ..................      (0.15)               (0.46)          (0.51)          (0.09)
                                            ------              ------           -----          ------

Net Asset Value, End of
  Period .............................      $10.33              $10.30          $10.14           $9.93
                                            ======              ======          ======           =====

    TOTAL RETURN .....................      8.23%                 6.22%(3,4)     7.40%            0.50%(3)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000s).....................      $10,453               $437            $246            $582

  Ratio of Expenses to Average
   Net Assets (after fee
    waivers) .........................      0.73%(5)              0.93%(3,6)      1.25%(5)        1.20%(3,5)

  Ratio of Net Investment Income
   to Average Net Assets
   (after fee waivers) ...............      4.56%(5)              4.49%(3,6)      4.89%(5)        3.82%(3,5)

  Portfolio Turnover Rate ............      1%                       1%             25%              0%


1        The Fund commenced operations on January 5, 1990.

2        Retail class commenced operations on April 15, 1991.

3        Annualized.

4        Total Return excludes sales charge.

5 The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Institutional class for the year ended May 31, 1997 would have been .79% and 4.16%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .83% and 4.11%, and .80% and 4.26%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991 and for the period ended 1990 would have been .88% and 3.99%, .64% and 4.45%, 1.28% and 4.01%, 1.80% and 4.34% and 1.75% and 3.72%,
         respectively.

6 The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Retail class for the year ended May 31, 1997 would have been .79% and 4.16%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .83% and 4.11% and .78% and 4.27%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Retail class for the years ended May 31, 1994, 1993 and for the period ended May 31, 1992 would have been .88% and 3.99%, .64% and 4.45%, and 1.48% and 3.94%, respectively.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                           PENNSYLVANIA MUNICIPAL FUND

         The Fund commenced operations on August 10, 1994 as a separate investment portfolio (the "Predecessor Pennsylvania Municipal Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Pennsylvania Municipal Fund offered and sold Retail Shares that were similar to the Fund's Retail Shares.

         The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Fund's Retail Shares (the series that is similar to the Retail Shares of the Pennsylvania Municipal Fund) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Pennsylvania Municipal Fund was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Pennsylvania Municipal Fund's operations from May 1, 1996 through May 31, 1996 is being presented. The information was audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Fund, whose reports thereon are contained in Inventor Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Pennsylvania Municipal Fund. Additional information about the performance of the Predecessor Pennsylvania Municipal Fund is contained in Inventor Funds' Annual Reports to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

         The information presented below relating to the fiscal year ended May 31, 1997 has been derived from financial statements audited by Ernst & Young LLP, independent auditors for the Pennsylvania Municipal Fund, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                                                                                                        FOR THE        FOR THE
                                                                FOR THE               FOR THE         YEAR ENDED     PERIOD ENDED
                                                              YEAR ENDED           PERIOD ENDED        APRIL 30,       APRIL 30,
                                                            MAY 31, 1997(5)        MAY 31, 1996(5)      1996(5)         1995(5)
                                                            ---------------        ---------------      -------         -------
                                                   Institutional         Retail(6)
                                                   -------------         ---------
Net Asset Value,
Beginning of Period.......................             $10.08             $10.13        $10.12           $10.04         $10.00
                                                       ------             ------        ------           ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...................               0.44               0.31          0.04             0.43           0.29
  Net gain/(loss) on
    Securities (realized
    and unrealized).......................               0.17               0.12        (0.04)             0.08           0.04
                                                         ----               ----       ------            ------         ------
Total from Investment
  Operations..............................               0.61               0.43        (0.00)             0.51            0.33
                                                         ----               ----       -------           ------          ------
LESS DISTRIBUTIONS
  Dividends from Net
    Investment Income.....................             (0.44)             (0.31)        (0.04)           (0.43)          (0.29)
  Dividends from Net
    Realized Capital Gains................             (0.02)             (0.02)        (0.00)           (0.00)          (0.00)
  Dividends in Excess of
    Net Realized Capital
    Gains.................................             (0.01)             (0.01)        (0.00)           (0.00)          (0.00)
                                                       -----              -----         -----            -----           -----
    Total Distributions...................             (0.47)             (0.34)        (0.04)           (0.43)          (0.29)
                                                       -----              -----         -----            -----           -----
Net Asset Value,

End of Period.............................             $10.22             $10.22        $10.08           $10.12          $10.04
                                                       ======             ======        ======           ======          ======

TOTAL RETURN..............................              6.21%              6.13%(7)     (0.03)%(4,7)      5.06%(7)        3.38%(4,7)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (000)..........................           $36,769                $81       $38,733          $38,809         $34,638
  Ratio of Expenses
    to Average Net Assets
    (after fee waivers)4..................               .87%(1)            .99%(2,3)     .85%(1,3)        .85%(1)         .85%(1,3)
  Ratio of Net Investment
    Income to Average Net
    Assets................................              4.35%(1)           4.26%(2,3)    4.32%(1,3)       4.16%(1)        4.05%(1,3)
  Portfolio Turnover Rate.................                42%                42%            0%              22%              4%


--------------------------------------

1 The operating expense ratio and net investment income ratio before fee waivers by the adviser and other service providers for the Institutional class for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been 1.02% and 4.20%, 1.31% and 3.86%, 1.24% and 3.77%, and 1.36% and 3.54%, respectively.

2 The operating expense ratio and net investment income ratio before fee waivers by the adviser for the Retail class for the period ended May 31, 1997 would have been 1.00% and 4.25%, respectively.

3        Annualized.

4        Not Annualized.

5 Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

6        Retail class commenced operations on September 11, 1996.

7        Total Return excludes sales charge.

                       INVESTMENT OBJECTIVES AND POLICIES


         A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. See "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments in which the Funds may invest.


OHIO TAX EXEMPT FUND


         The investment objective of the Ohio Tax Exempt Fund is to provide as high a level of interest income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities").


         Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). In addition, under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Municipal Securities of the State of Ohio and its political subdivisions, as well as of certain other governmental issuers in Ohio ("Ohio Bonds"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Bonds will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Taxes." The Fund may hold uninvested cash reserves, pending investment, during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. The Fund may invest in other investments as described below under "Other Investment Policies" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below) and zero coupon obligations and engage in when-issued transactions.

PENNSYLVANIA MUNICIPAL FUND


         The investment objective of the Pennsylvania Municipal Fund is to provide current income exempt from both regular federal income and Pennsylvania personal income tax while preserving capital. The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal
Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities"). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Taxes."

         Under normal market conditions, the Fund will be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). For temporary defensive or liquidity purposes when, in the opinion of the Fund's adviser, Pennsylvania Municipal Securities of sufficient quality are not readily available, the Fund may invest up to 100% of its assets in other Municipal Securities and in taxable securities. The Fund also may hold uninvested cash reserves, pending investment, during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. The Fund may invest in other investments as described below under "Other Investment Policies" including municipal leases, stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below) and zero coupon obligations and engage in when-issued transactions.

BOTH FUNDS

         Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Fund anticipates that it will maintain a dollar-weighted average portfolio maturity of two to ten years.


SPECIAL RISK CONSIDERATIONS

         Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.


         Although the Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Ohio Tax Exempt Fund may invest up to 20% of its total assets in private activity bonds and taxable investments, and the Pennsylvania Municipal Bond Fund may invest up to 100% of its total assets in Pennsylvania private activity bonds, the Funds do not presently intend to do so unless in the opinion of the adviser the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.


     Ohio Tax Exempt Fund

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years, the State rates were below the national rates (4.9% versus 5.4% in 1996).

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Bonds held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Bonds. A more detailed summary of the more significant conditions affecting the financial situation in Ohio is contained in the Statement of Additional Information.





     Pennsylvania Municipal Fund

         Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth of Pennsylvania or its municipalities, and could adversely affect the market value of the securities in the Fund or the ability of the respective obligors to make payments of interest and principal due on the obligations held by the Fund. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth of Pennsylvania and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession in the early 1990s affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

OTHER INVESTMENT POLICIES

     Types of Municipal Securities


         The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or "special obligation" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific excise tax or other specific revenue source such as the user of the facility being financed. "Private activity" bonds are revenue securities normally issued by industrial development authorities to finance privately-owned facilities and are backed by private entities. Any private activity bonds (including industrial development bonds) held by the Funds are not payable from revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate or other user of the facility involved and/or of a provider of credit enhancement on the bonds. Private activity bonds are included in the term "Municipal Securities" with respect to the Ohio Tax Exempt Fund only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. See "Taxes."


         Each Fund may also invest in "moral obligation" bonds, which are ordinarily issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         The Funds may also purchase municipal leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

         Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

         The Funds may also invest in unsecured short-term promissory notes issued by municipalities and other entities.

     Ratings Criteria

         The Funds invest in Municipal Securities which at the time of purchase are rated the following or higher:

         (a) for the Ohio Tax Exempt Fund - "A" by Standard and Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), or Moody's Investors Service, Inc. ("Moody's") in the case of bonds; "SP-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, or "MIG-2" ("VMIG-2" for variable rate demand notes) by Moody's in the case of notes; or "A-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, or "Prime-2" by Moody's in the case of tax-exempt commercial paper;

         (b) Pennsylvania Municipal Fund - "BBB" by S&P or Fitch, "Baa" by Moody's, or "A" by Duff in the case of bonds; "SP-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, or "MIG-2" ("VMIG-2" for variable rate demand notes) by Moody's in the case of notes; or "A-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, Baa or "Prime-2" by Moody's in the case of tax-exempt commercial paper.


         Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in the Appendix to the Statement of Additional Information.
[/R]
     Stand-by Commitments


         Each Fund may acquire stand-by commitments with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Funds must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the adviser. Each Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Variable and Floating Rate Obligations

         Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit, guarantees or other forms of credit and/or liquidity enhancements issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any credit or liquidity enhancement will be rated high quality or, if unrated, will be determined to be of comparable quality by the Funds' adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Funds might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

     Certificates of Participation

         Each Fund may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which a Fund invests will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

         Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

     When-Issued Securities

         Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. The Funds expect that commitments to purchase when-issued securities will not exceed 25% of the value of their respective total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, each Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive.

     Securities of Other Investment Companies

         Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Funds may invest in securities issued by other investment companies (including other investment companies advised by the adviser) which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, the Funds would bear, along with other shareholders, their pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

     Illiquid Securities


         The Ohio Tax Exempt Fund and the Pennsylvania Municipal Fund will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and guaranteed investment contracts with notice/termination dates in excess of seven days, illiquid certificates of participation and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

         The Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Funds' adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

     Taxable Money Market Instruments

         Each Fund may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch, Duff, or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

     Zero Coupon Obligations

         Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The adviser will consider the liquidity needs of the Funds when any investment in zero coupon obligations is made.

     Repurchase Agreements


         The Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Fund may enter into repurchase agreements only with financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the adviser pursuant to guidelines approved by the Trust's Board of Trustees. The Fund is not permitted to enter into repurchase agreements with the adviser, Distributor, or any of their affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 397 days.

         The seller under a repurchase agreement will be required to maintain the value of the securities which the Fund holds subject to the agreement at not less than the repurchase price, marked to market daily, by providing additional securities or other collateral to the Fund if necessary. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Further, it is uncertain whether the Trust would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities.


                             INVESTMENT LIMITATIONS

         Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations, as well as non-fundamental investment limitations, are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

         No Fund may:

         1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

         (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (d) personal credit and business credit businesses will be considered separate industries.

         2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

         3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


         For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

         Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.


                        YIELD AND PERFORMANCE INFORMATION

         From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's yield and total return data for its Retail shares, B shares and Institutional shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income generated by an investment during a 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment. Each Fund's "tax-equivalent" yield for a class of shares, which shows the level of taxable yield necessary to produce an after-tax equivalent to a Fund's tax-free yield for that class, may also be quoted from time to time. It is calculated by increasing the yield (calculated as above) for a class of shares by the amount necessary to reflect the payment of federal and Ohio or Pennsylvania income tax at stated tax rates. A Fund's tax-equivalent yield for a class of shares will always be higher than its yield.

         Each Fund calculates its total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. Each Fund may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

         Investors may compare the performance of each class of shares of each Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

         The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on his investment in a Fund.

         Shareholders should note that the yields and total returns of Retail shares and B shares will be lower than those of the Institutional shares of a Fund because of the different distribution and/or servicing fees. The yields and total returns of the B shares will be lower than those of the Retail shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."

         Further information about the performance of each Fund is available in the annual and semi-annual reports to shareholders. Shareholders may obtain copies from the Trust free of charge by calling 1-800-622-FUND(3863).


                               PRICING OF SHARES


         For processing purchase and redemption orders, the net asset value per share of each Fund is calculated on each business day as of the close of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange observes (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day").


         Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

         With respect to each Fund, investments in securities are valued at their closing sales price if the principal market is an exchange. Other securities, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Short-term investments with maturities of 60 days or less are generally valued on the basis of amortized cost, unless the Trust's Board of Trustees determines that this does not represent fair value.

The net asset value per share of each class of shares will fluctuate as the value of its investment portfolio changes.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at Oaks, Pennsylvania 19456.


         The Distributor, adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of the Funds and other investment funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

PURCHASE OF RETAIL SHARES AND B SHARES

         Retail shares of the Funds are sold subject to a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between Retail shares and B shares of the Funds, investors should read "Characteristics of Retail Shares and B Shares" and "Factors to Consider When Selecting Retail Shares or B Shares" below.

         Retail shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail or B shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Investors purchasing shares of a Fund must specify at the time of investment whether they are purchasing Retail shares or B shares.


         Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments, Inc. professional, call 1-888-4NATCTY (462-8289).


         The minimum investment is $500 for the initial purchase of Retail shares or B shares in a Fund. All subsequent investments for Retail shares and B shares are subject to a minimum investment of $250. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. We will not accept third-party checks under any circumstance. Investments made in Retail shares or B shares of the Fund through a Planned Investment Program ("PIP"), a monthly savings program described below, are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described under "Other Redemption Information" below.

         Under a PIP, Investors may add to their investment in Retail shares or B shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an investor's financial institution and invested in additional Retail shares at the Public Offering Price or B shares at the net asset value next determined after an order is received by the Trust. An Investor may apply for participation in a PIP by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares or B shares of the Funds, or by calling 1-800-622-FUND
(3863). The program may be modified or
terminated by an Investor on 30 days written notice or by the Trust at any time.

         All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

         The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

         The Public Offering Price for Retail shares of each Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, which is assessed as follows:



                                                   AS A %               AS A %              DEALERS'
                                                 OF OFFERING            OF NET             REALLOWANCE
                                                  PRICE PER           ASSET VALUE           AS A % OF
AMOUNT OF TRANSACTION                               SHARE              PER SHARE         OFFERING PRICE
---------------------                            -----------           ---------         --------------
Less than $100,000..................                3.00                 3.09                2.75

$100,000 but less
  than $250,000.....................                2.00                 2.04                1.75

$250,000 but less
  than $500,000.....................                1.50                 1.52                1.25

$500,000 but less
  than $1,000,000...................                1.00                 1.01                0.75

$1,000,000 or more..................                0.00                 0.00                0.00

With respect to purchases of $1,000,000 or more of a Fund, the adviser may pay from its own funds a fee of 1.00% of the amount invested to the financial institution placing the purchase order.


         Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

         No sales charge will be assessed on purchases of Retail shares made by:

         (a) trustees and officers of the Trust;

         (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates;

         (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above;


         (d) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution where affiliates of National City Corporation are serving as a trustee or agent, or certain institutions having relationships with affiliates of National City Corporation;


         (e) investors purchasing Fund shares through a payroll deduction plan;

         (f) investors investing in the Armada Plus account through National City's Retirement Plan Services; and

         (g) investors purchasing fund shares through "one-stop" mutual fund networks.

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

         The applicable sales charge may be reduced on purchases of Retail shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND
(3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

     Right of Accumulation

         Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:

         (a) current purchases;

         (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid;

         (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990; and

         (d) Retail shares purchased by dividends or capital gains that are reinvested.

         If, for example, an Investor beneficially owns Retail shares of a Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.0% of the Public Offering Price.

     Letter of Intent

         An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent option is found on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND (3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased.

         Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period, or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES

         B shares of each Fund are sold at their net asset value next determined after a purchase order is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on purchases of B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. Broker-dealers and other organizations selling B shares to Investors will receive commissions from the Distributor in connection with sales of B shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of Retail shares.

         The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.

         The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.



                                                                             CONTINGENT DEFERRED
                                                                             SALES CHARGE (AS A
                      NUMBER OF YEARS                                    PERCENTAGE OF DOLLAR AMOUNT
                  ELAPSED SINCE PURCHASE                                   SUBJECT TO THE CHARGE)
                  ----------------------                                   ----------------------
Less than one..............................................                         5.0%
More than one, but less
  than two.................................................                         4.0%

More than two, but less
  than three...............................................                         4.0%

More than three, but less
  than four................................................                         3.0%
More than four, but less
  than five................................................                         2.0%
More than five, but less
  than six.................................................                         1.0%
 After six years...........................................                         None



         When an Investor redeems his B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.

         For example, assume an Investor purchased 100 B shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the Investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such Investor received from selling his shares will be subject to the contingent deferred sales charge, at a rate of 4.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the Investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling B shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to B shares, enables those shares to be purchased without the imposition of a front-end sales charge.


     Exemptions From Contingent Deferred Sales Charge

         The following types of redemptions qualify for an exemption from the contingent deferred sales charge:

         (a) exchanges described under "Exchange Privilege Applicable to Retail Shares and B Shares" below

         (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

         (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

         (d) redemptions in connection with the death or disability of a shareholder

         (e) redemptions by a settlor of a living trust

         (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

CHARACTERISTICS OF RETAIL SHARES AND B SHARES

         The primary difference between Retail shares and B shares lies in their sales charge structures and distribution arrangements. An Investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both Retail shares and B shares are the same.

         Retail shares are sold at their net asset value plus a front-end sales charge. This front-end sales charge may be reduced or waived in some cases. Retail and Institutional shares are subject to ongoing distribution fees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to its Retail and Institutional shares.

         B shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. B shares are subject to ongoing distribution fees at an annual rate of up to .75% of the Fund's average daily net assets attributable to its B shares. These ongoing fees, which are higher than those charged on Retail shares, will cause B shares to have a higher expense ratio and pay lower dividends than Retail shares.


         B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Retail shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to Retail shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of Retail shares as he had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by Retail shares.


         B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to Retail shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL SHARES OR B SHARES

         Before purchasing Shares of the Fund, Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Retail shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail shares. In this regard, to the extent that the sales charge for Retail shares is waived or reduced by one of the methods described above, investments in Retail shares become more desirable. The Trust will refuse all purchase orders for B shares of over $250,000.

         Although Retail shares are subject to a distribution fee, they are not subject to the higher distribution fee applicable to B shares. For this reason, Retail shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of B shares of the Fund.

         As described above, purchasers of B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by B shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual B shares' distribution fees to the cost of the initial sales charge and distribution fees on the Retail shares. Over time, the expense of the annual distribution fees on the B shares may equal or exceed the initial sales charge, if any, and annual distribution fees applicable to Retail shares. For example, if net asset value remains constant, the aggregate distribution fees with respect to B shares of the Fund would equal or exceed the initial sales charge and aggregate distribution fees of Retail shares of the Fund approximately eight years after the purchase. In order to reduce such fees of Investors that hold B shares for more than eight years, B shares will be automatically converted to Retail shares as described above at the end of such eight-year period.

PURCHASE OF INSTITUTIONAL SHARES

         Institutional shares are sold primarily to banks and trust companies which are affiliated with National City Corporation (the "Banks"), National Asset Management Corporation ("NAM") customers that are large institutions, and registered investment advisers and financial planners affiliated with National City ("RIAs") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks, NAM or RIAs may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in a Fund. There is no minimum investment.

         It is the responsibility of the Banks, NAM and RIAs to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks, NAM or RIAs. Confirmations of share purchases and redemptions will be sent to the Banks, NAM and RIAs. Beneficial ownership of Institutional shares will be recorded by the Banks, NAM or RIAs and reflected in the account statements provided by them to their Customers.

         The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

         Purchase orders for shares of a Fund which are received by the Transfer Agent prior to 4:00 p.m. (Eastern time) on any business day are processed at the net asset value per share next determined after receipt of the order plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern Time) on the third business day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES AND B SHARES

         Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

         Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks. It is the responsibility of the Banks to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks.

         If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

         A shareholder who purchased shares directly with the Trust may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.


TELEPHONE REDEMPTION PROCEDURES

         A shareholder who purchased shares directly with the Trust also may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.

         During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming

Retail shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS


         The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863). Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals.


OTHER REDEMPTION INFORMATION

         WHEN REDEEMING SHARES IN A FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING RETAIL SHARES OR B SHARES. In the event a redeeming shareholder owns both Retail shares and B shares in a Fund, the Retail shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.


         If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.


         Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES AND B SHARES

         The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of one or more of the Funds (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund, or another investment fund offered by the Trust without the imposition of a sales charge (a "no load Fund") at the net asset value per share on the date of exchange. As a result, no additional sales charge will be incurred with respect to such an exchange. Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales charge.

         Shareholders who have purchased B shares of one or more of the Funds (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.

         No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863). However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., or an Investor's financial institution or by calling 1-800-622-FUND(3863).

         Any Retail shares or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern
Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES AND B
SHARES

         Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified Funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

         The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this Prospectus. Because purchases of Retail Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase Retail shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his financial institution or by calling 1-800-622-FUND (3863).


                     DISTRIBUTION AND SERVICING ARRANGEMENTS


         Pursuant to the Trust's Distribution Agreement, as amended, and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan relating to the Institutional and Retail classes of shares ("Institutional and Retail Plan") and a separate B Shares Distribution and Servicing Plan relating to the

B class of shares ("B Shares Plan"). Under the Institutional and Retail Plan, the Trust pays the following compensation to the Distributor for services provided and expenses assumed in providing the Trust advertising, marketing, prospectus printing and other distribution services: an annual base fee of $1,250,000 plus incentive fees related to asset growth. Such compensation is payable monthly and accrued daily among the Retail and Institutional shares of the Trust's investment funds with respect to which the Distributor is distributing shares. In the case of each such fund, such compensation shall not exceed .10% per annum of the average aggregate net assets of its Institutional and Retail classes. Under the B Shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the Institutional and Retail Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.


         Although class B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell B shares. These commissions are not paid on exchanges from other Armada funds or on sales to investors exempt from the contingent deferred sales charge.

         Under the Shareholder Services Plan relating to each Fund's Retail shares and the B Shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions . Pursuant to these agreements, the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of Retail or B shares in consideration for the payment of up to .10% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares or B shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Fund on behalf of customers, providing information periodically to customers showing their position in Retail shares or B shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to Retail shares or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from the net investment income of the Funds are declared daily and paid monthly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Funds' net asset values per share by the per share amount thereof.

         Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.


                                      TAXES

FEDERAL TAXES

         Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income, if any, for such year. Each Fund intends to distribute substantially all of its net tax-exempt income (such distributions are known as "exempt-interest dividends") and investment company taxable income, if any, each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes." In general, the Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. To the extent, if any, dividends paid to shareholders are derived from taxable income or from net long-term capital gains, such dividends will not be exempt from federal income tax and may also be subject to state and local taxes. The Funds do not intend to earn any investment company taxable income or net long-term capital gains. None of their distributions are expected to be eligible for the dividends received deduction for corporations.

         Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

         Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         If the Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Funds that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax applicable to individuals and corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

         A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received an exempt-interest dividend, then any loss the shareholder might realize on the sale of those shares will be disallowed to the extent of the earlier exempt-interest dividend. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

         Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

STATE AND LOCAL TAXES

     Ohio Taxes

         Under current Ohio law, individuals and estates that are subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Tax Exempt Fund ("Distributions") to the extent that the Distributions are properly attributable to interest on obligations of the State of Ohio or its political subdivisions ("Ohio Obligations"). Corporations that are subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either represent exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations. However, shares of the Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

         Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

         Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio, and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio, or the net income base of the Ohio corporation franchise tax.

         It is assumed for purposes of this discussion of Ohio state and local taxes that the Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

     Pennsylvania Taxes

         Under current Pennsylvania law, shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Municipal Fund attributable to interest income from obligations of the State of Pennsylvania or its political subdivisions, the United States, its territories or certain of its agencies and instrumentalities ("Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the Pennsylvania Personal Income Tax on any gain they realize on the disposition of shares in the Fund.

         Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in the Fund that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

         Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended to the extent that the Fund is comprised of Exempt Securities.

MISCELLANEOUS

         The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER

         National City serves as investment adviser to the Ohio Tax Exempt and Pennsylvania Municipal Funds. The adviser is a wholly owned subsidiary of National City Corporation. The adviser provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation.


         On September 30, 1997, the Trust Department of National City had approximately $11.1 billion in assets under management, and had approximately $23.0 billion in total trust assets. National City has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114.


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Ohio Tax Exempt and Pennsylvania Municipal Funds' investment policies, the adviser has agreed to manage such Funds, make decisions with respect to and place orders for all purchases and sales of such Funds' securities, and maintain records relating to such purchases and sales.

         The Fixed Income Team of National City's Asset Management Group is primarily responsible for the day to day management of the Funds. No individual is primarily responsible for making investment recommendations. Members of the team are:


                  - Michael E. Santelli, CFA, Vice President and Director of the Fixed Income Team, joined National City in 1995. Previously, he spent a total of 4 years in the mortgage research departments of Donaldson, Lufkin and Jenrette and Merrill Lynch. He specializes in the mortgage market.




                  - Stephen P. Carpenter, Vice President, joined National City in 1989. He has more than 23 years of investment experience with expertise in the area of municipal bonds (taxable as well as tax-free) and money market instruments.

                  - Stanley F. Martinez, Investment Officer, joined National City in 1996. Previously he managed taxable money market funds and short duration fixed income portfolios for Mercantile Safe Deposit & Trust. Stanley's focus is on short duration investments across all fixed income sectors.




                  -         Douglas J. Carey, Investment Officer, joined
                           National City in 1995. Prior to joining National City, Mr. Carey was a graduate assistant for the Economics Department of Miami University from August 1994 through July 1995. He now specializes in the asset-backed sector.


                  -         Marilou C. Hitt, Assistant Vice President, has
                           worked in National City's Funds Management Trading Department since 1984. She has managed short-term money market instruments for more than ten years.

                           Her responsibilities also include fixed income trading of government and corporate securities .


                 - Frederick W. "Ted" Ramsey, Vice President of the Fixed Income Research Team, oversees the Fixed Income Team's credit and research area. His experience includes 25 years in corporate banking and credit administration, including 10 years as senior credit officer. In addition to his responsibilities as head of credit research, Mr. Ramsey serves as credit advisor on new investment opportunities and risk management guidelines.


                  - Barbara A. Nagy, Assistant Vice President, has been with National City since 1982 where she worked in Commercial Lending credit research before joining the Fixed Income Team in 1994. Ms. Nagy is experienced in corporate and municipal credit research. Her investment responsibilities include tax-free money market instruments.

                  -         Don M. McConnell, Research Analyst, joined
                           National City in 1996. Mr. McConnell has responsibility for evaluating portfolio risk measures as well as fixed income sector relative valuation. His responsibilities also include duration management of the funds.


         For the services provided and expenses assumed pursuant to the Advisory Agreement relating to the Ohio Tax Exempt and Pennsylvania Municipal Funds, the adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .55% of the average net assets of each of the Funds. The adviser may, from time to time, waive all or a portion of its advisory fees to increase the net income of the Funds available for distribution as dividends.

ADMINISTRATOR

         PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Funds. PFPC is an indirect, wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the
Funds: statistical data, data processing services and accounting and bookkeeping services;

prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate each Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of their administration and operation. PFPC is entitled to receive with respect to each Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of each Fund.

                     DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 57 separate classes or series of shares of beneficial interest ("shares"). Six of these classes or series, which represent interests in the Ohio Tax Exempt Fund (Class K, Class K
- Special Series 1, and Class K - Special Series 2) and Pennsylvania Municipal Fund (Class T, Class T - Special Series 1, and Class T - Special Series 2), are described in this Prospectus. Class K and Class T shares constitute the Institutional class or series of shares; Class K - Special Series 1 and Class T
- Special Series 1 shares constitute the Retail class or series of shares; Class K - Special Series 2, and Class T - Special Series 2 shares constitute the B class or series of shares. The other investment funds of the Trust are:


                  Money Market Fund
                  (Class A, Class A - Special Series 1 and Class A - Special Series 2)

                  Government Money Market Fund (Class B and Class B - Special Series 1)

                  Treasury Money Market Fund (Class C and Class C - Special Series 1)


                  Tax Exempt Money Market Fund
                  (Class D, Class D - Special Series 1 and Class D-Special
                   Series 2)

                  Equity Growth Fund
                  (Class H, Class H - Special Series 1 and Class H - Special Series 2)

                  Intermediate Bond Fund
                  (Class I, Class I - Special Series 1 and Class I-Special Series 2)

                  National Tax Exempt Fund (Class L and Class L - Special Series 1)

                  Equity Income Fund
                  (Class M, Class M - Special Series 1 and Class M - Special Series 2)

                  Small Cap Value Fund
                  (Class N, Class N - Special Series 1 and Class N - Special Series 2)

                  Enhanced Income Fund
                  (Class O, Class O - Special Series 1 and Class O - Special Series 2)

                  Total Return Advantage Fund (Class P, Class P - Special Series 1 and Class P - Special Series 2)

                  Pennsylvania Tax Exempt Fund (Class Q and Class Q - Special Series 1)

                  Bond Fund (Class R, Class R - Special Series 1 and Class R - Special Series 2)

                  GNMA Fund
                  (Class S, Class S - Special Series 1 and Class S - Special Series 2)

                  International Equity Fund
                  (Class U, Class U - Special Series 1 and Class U - Special Series 2)

                  Equity Index Fund
                  (Class V and Class V - Special Series 1 )

                  Core Equity Fund
                  (Class W, Class W - Special Series 1 and Class W - Special Series 2)

                  Small Cap Growth Fund
                  (Class X, Class X - Special Series 1 and Class X - Special Series 2)


                  Real Return Advantage Fund
                  (Class Y and Class Y - Special Series 1)


         Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Shareholder Services Plan and B Shares Plan, only the holders of Retail or B shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.


         As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

         The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.


         As of December 9, 1997, National City held beneficially or of record approximately 40.65% and 0.20% of the outstanding Institutional shares of the Ohio Tax Exempt and Pennsylvania Municipal Funds, respectively. National City does not have any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.



                          CUSTODIAN AND TRANSFER AGENT

         National City Bank serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.


                                    EXPENSES


         Except as noted below, the Trust's adviser bears all expenses in connection with the performance of its services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities.

                                  MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

         Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

         Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

                                  Armada Funds

BOARD OF TRUSTEES                 Robert D. Neary
                                     Chairman
                                     Retired Co-Chairman, Ernst & Young
                                     Director:
                                         Cold Metal Products, Inc.
                                         Zurn Industries, Inc.


                                  Herbert R. Martens, Jr.
                                     President
                                     Executive Vice President, National City
                                         Corporation
                                     Chairman, President and Chief Executive
                                          Officer, NatCity Investments, Inc.

                                  Leigh Carter
                                     Retired President and Chief Operating
                                         Officer, B.F. Goodrich Company
                                     Director:
                                         Acromed Corporation
                                         Kirtland Capital Corporation
                                         Morrison Products

                                  John F. Durkott
                                     President and Chief Operating Officer,
                                         Kittle's Home Furnishing's Center, Inc.

                                  Robert J. Farling
                                     Retired Chairman, President and Chief
                                     Executive Officer, Centerior Energy
                                     Director, Republic Engineered Steels

                                  Richard W. Furst, Dean
                                         Dean, Carol Martin Gatton College of
                                         Business and Economics, University of
                                         Kentucky
                                     Director:
                                         Foam Design, Inc.
                                         The Seed Corporation


                                  Gerald L. Gherlein
                                     Executive Vice President and General
                                         Counsel, Eaton Corporation

                                    Trustee: Meridia Health System
                                             WVIZ Educational Television





                                    J. William Pullen
                                       President and Chief Executive Officer,
                                         Whayne Supply Company

ARMADA FUNDS

INVESTMENT ADVISER

AFFILIATE OF
NATIONAL CITY CORPORATION

                                    National City Bank
                                    1900 East Ninth Street
                                    Cleveland, Ohio 44114


                    TABLE OF CONTENTS

                                                    PAGE
                                                    ----
INTRODUCTION .....................................    3

EXPENSE TABLE ....................................    4

FINANCIAL HIGHLIGHTS .............................    6

INVESTMENT OBJECTIVES AND POLICIES ...............    9

INVESTMENT LIMITATIONS ...........................   18

YIELD AND PERFORMANCE INFORMATION ................   19

PRICING OF SHARES ................................   21

HOW TO PURCHASE AND REDEEM SHARES ................   22

DISTRIBUTION AND SERVICING ARRANGEMENTS ..........   36

DIVIDENDS AND DISTRIBUTIONS ......................   38

TAXES ............................................   38

MANAGEMENT OF THE TRUST ..........................   42

DESCRIPTION OF THE TRUST AND ITS SHARES ..........   45

CUSTODIAN AND TRANSFER AGENT .....................   48

EXPENSES .........................................   48

MISCELLANEOUS ....................................   49





                                                                    ARMADA FUNDS

                                                                      PROSPECTUS


                                                               December 23, 1997










                                                     Armada Ohio Tax Exempt Fund

                                              Armada Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.

- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.

- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

National City Bank serves as investment adviser to Armada Funds for which it receives an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 23, 1997


                              OHIO TAX EXEMPT FUND
                           PENNSYLVANIA MUNICIPAL FUND


This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the above Funds of Armada Funds (the "Trust"), dated December 23, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND (3863), Oaks, Pennsylvania 19456.

                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                               PAGE
                                                                                                               ----
STATEMENT OF ADDITIONAL INFORMATION.....................................................................        1

INVESTMENT OBJECTIVES AND POLICIES.....................................................................         1

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................       18

DESCRIPTION OF SHARES....................................................................................      21

ADDITIONAL INFORMATION CONCERNING TAXES..................................................................      22

TRUSTEES AND OFFICERS...................................................................................       27

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
      AND TRANSFER AGENCY AGREEMENTS....................................................................       34

SHAREHOLDER SERVICES PLAN................................................................................      34

PORTFOLIO TRANSACTIONS...................................................................................      34

AUDITORS.................................................................................................      36

COUNSEL.................................................................................................       37

STANDARDIZED YIELD QUOTATIONS...........................................................................       37

MISCELLANEOUS............................................................................................      39

FINANCIAL STATEMENTS....................................................................................       48

APPENDIX A..............................................................................................      A-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Ohio Tax Exempt and Pennsylvania Municipal Funds (the "Funds"). The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                  The Pennsylvania Municipal Fund commenced operations on August 10, 1994 as a separate investment portfolio (the "Predecessor Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold shares of stock that were similar to the Trust's Retail Shares of beneficial interest.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, and Moody's for Municipal Securities and other securities which may be held by the Funds.

MUNICIPAL SECURITIES
--------------------

                  As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Ohio Tax Exempt and Pennsylvania Municipal Funds also may invest in "moral obligation" issues, which are normally issued by special purpose authorities. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities. Private activity bonds may be purchased if the interest paid is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

                  Pennsylvania Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by Pennsylvania laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Pennsylvania Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a Pennsylvania governmentally created fund, may be adversely affected by Pennsylvania laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, Pennsylvania Municipal Securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Pennsylvania laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Pennsylvania Municipal Securities the Pennsylvania Municipal Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Pennsylvania Municipal Fund may invest and, therefore, on the shares of the Fund.


                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal

Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.


                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

OTHER TAX-EXEMPT INSTRUMENTS
----------------------------

                  Investments by the Funds in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by S&P, F-2 by Fitch or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by their adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Funds' adviser be equivalent to the long-term bond or commercial paper ratings stated above. The adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

STAND-BY COMMITMENTS
--------------------


                  Each Fund may acquire stand-by commitments (also known as put options) with respect to Municipal Securities held in its portfolio. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). A Fund will not acquire a stand-by commitment unless immediately after the acquisition, not more than 5% of its total assets will be invested in instruments subject to a demand feature, or in stand-by commitments, with the same institution.

                  The Funds' right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will be transferable only with the underlying Municipal Securities which may be sold to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the commitment.

                  The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value, the Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

                  Each Fund intends to enter into stand-by commitments only, with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Securities subject to the commitment. Thus, the risk of loss to the Funds in connection with a stand-by commitment will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.


WHEN-ISSUED SECURITIES
----------------------


                  Each Fund may purchase Municipal Securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase whenissued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.


                  When the Funds engage in when-issued transactions, they rely on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Each Fund may invest in securities issued by other investment companies (including other investment companies advised by the adviser, which invest in high quality, short term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund currently intends to limit such investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the adviser.

TAXABLE MONEY MARKET INSTRUMENTS
--------------------------------


                   As consistent with its investment objective and policies, each Fund may invest in various Taxable Money Market Instruments such as bank obligations, commercial paper, repurchase agreements and U.S. Government Obligations. The Funds may also invest in guaranteed investment contracts ("GICs").


                  Bank obligations include bankers' acceptances generally having a maturity of six months or less, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and, with respect to the Ohio Tax Exempt Fund, time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments include commercial paper and other short term promissory notes issued by corporations, municipalities and other entities (including variable and floating rate instruments). In addition, the Funds may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Funds may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

                  Each Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the adviser believes that the credit risk with respect thereto is minimal.

                  The Funds may make limited investments in GICs issued by U.S. insurance companies. Each Fund will purchase a GIC only when the adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more Rating Agencies.

VARIABLE AND FLOATING RATE OBLIGATIONS
--------------------------------------

                  The Funds may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, the investing Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Funds might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; b) purchase and sell options on futures contracts or indices;

c) purchase publicly traded securities of companies engaging in whole or in part in such activities.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following nonfundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:


                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.


                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.


                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.


                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.


                  6. At the end of each quarter of each Fund's taxable year, (i) at least 50% of the market value of its total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


                  7. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investments practices described in its Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.


PORTFOLIO TURNOVER
------------------

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN OHIO BONDS
--------------------------------------------------------------

                  As described in the Prospectus, the Ohio Tax Exempt Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

                  Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

                  There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

                  The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Fund or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

                  Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

                  While diversifying more into the service and other nonmanufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industriallydeveloped states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

                  In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.

                  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

                  The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.


                   The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium was passed on July 11, 1991. $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.


                  Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

                  A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

                  None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.


                  The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF . The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.


                  From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million goes to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had a November 26, 1997 balance of $862.7 million), with the $263 million balance to a State income tax reduction.


                  The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

                  The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


                  By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995,) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At November 26, 1997, $948 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.9 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($826.8 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($90.9 million outstanding, with no more than $50 million to be issued in any one year).

                  The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.



                  The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, $4.8 billion of which were outstanding or awaiting delivery at November 26, 1997.


                  A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

                  A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

                  State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

                  Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).


                  Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


                  For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village is in preliminary "fiscal watch" status). As of November 26, 1997, the 1996 school district "fiscal emergency" provision had been applied to five districts, and nine were on preliminary "fiscal watch" status.


                  At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA SECURITIES
---------------------------------------------------------------------------


                  Potential shareholders should consider the fact that the Pennsylvania Municipal Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.


                  Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending deceases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

                  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suit relating to the following matters: (i) the American Civil Liberties Union ("ACLU") filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, among other things, because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery; (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision. The Court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to require by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislative branches, to develop an implementation plan; (iii) litigation was filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending the resolution of the state case; a trial in the state case commenced in January 1997 and has recessed; no briefing schedule or date for oral argument has yet been set; (iv) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which Envirotest will receive $145 million, with interest at 6 percent per annum; and
(v) in 1995, the Commonwealth, the Governor of Pennsylvania, the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The Commonwealth and the City were joined to determine their liability, if any, to pay additional costs necessary to remedy segregation-related conditions found to exist in Philadelphia public schools. In January 1997, the Pennsylvania Supreme Court ordered the parties to brief certain issues, but no decision by the Supreme Court has been issued.

                  A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January 1996. The General Assembly authorized $123 million to provide for the Commonwealth's share of the required match for federal public assistance and disaster mitigation funds.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+, respectively, by S&P and Baa and Baa1, respectively, by Moody's.

                  The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1996 was a surplus of $118.5 million.

                  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1996, but its authority to refund existing debt will not expire.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days for shares during any period when: (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  As described in the Prospectus, Institutional shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Retail shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value plus a front-end load or sales charge as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1997, sales loads paid by shareholders of the Ohio Tax Exempt Fund totalled $407.

                  For the period from June 1, 1996 until September 9, 1996, shareholders of the Predecessor Fund paid a total of $0 in sales charges. For the period from September 9, 1996 through May 31, 1997, shareholders of the Pennsylvania Municipal Fund paid a total of $5 in sales charges.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials") the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS
--------------------------------------------

                  An illustration of the computation of the offering price per Retail share of the Funds, based on each Fund's net asset value and number of outstanding shares on May 31, 1997, follows:


                                                   TABLE
                                                   -----

                                             OHIO TAX EXEMPT FUND
                                             --------------------
Net Assets of Retail Shares............................................................                  $3,534,526

Outstanding Retail Shares..............................................................                     326,554

Net Asset Value Per Share
($3,534,526 / 326,554).................................................................                      $10.82

Sales Charge, 3.00% of
offering price (3.05% of
net asset value per share).............................................................                       $0.33

Offering to Public.....................................................................                      $11.15



                                            PENNSYLVANIA MUNICIPAL FUND
                                            ---------------------------

Net Assets of Retail Shares............................................................                     $80,928

Outstanding Retail Shares..............................................................                       7,922

Net Asset Value Per Share
($80,928 / 7,922)......................................................................                      $10.22

Sales Charge, 3.00% of
offering price (3.13% of
net asset value per share).............................................................                       $0.32

Offering to Public.....................................................................                      $10.54


EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Retail or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail or B shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES
                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 57 classes or series of shares. Six of these classes or series, which represent interests in the Ohio Tax Exempt Fund (Class K, Class K - Special Series 1 and Class K - Special Series 2) and Pennsylvania Municipal Fund (Class T, Class T - Special Series 1 and Class T - Special Series 2), are described in this Statement of Additional Information and the related Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Institutional and Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

IN GENERAL
----------

                  As described above and in the Prospectus, each Fund is designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exemptinterest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

                  Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus and above, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "short-short test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non-taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Effective for taxable years beginning after August 4, 1997, the recently enacted Taxpayer Relief Act of 1997 repeals the short-short test.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of such Fund's shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  Depending upon the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

STATE AND LOCAL TAXES - OHIO TAX EXEMPT FUND
--------------------------------------------

                  The Ohio Tax Exempt Fund is not subject to the Ohio personal income tax, or school district or municipal income taxes in Ohio. The Ohio Tax Exempt Fund is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

                  Shareholders of the Fund otherwise subject to Ohio personal income tax, or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Fund ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions ("Ohio Obligations").

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Obligations, (b) represent "exemptinterest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a Shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of State and Local Taxes that the Fund will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

                              TRUSTEES AND OFFICERS
                              ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         -----------------------
Robert D. Neary                                     Chairman of the Board                 Retired Co-Chairman of
32980 Creekside Drive                               and Trustee                           Ernst & Young, April 1984-
Pepper Pike, OH 44124                                                                     September 1993; Director,
Age 64                                                                                    Cold Metal Products, Inc.,
                                                                                          since March 1994;
                                                                                          Director, Zurn Industries,
                                                                                          Inc. (building products
                                                                                          and construction
                                                                                          services), since June
                                                                                          1995.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         -----------------------
Herbert R. Martens, Jr.*                            President and Trustee                 Executive Vice President,
c/o NatCity Investments, Inc.                                                             National City Corporation
1965 East Sixth Street                                                                    (bank holding company),
Cleveland, OH  44114                                                                      since July 1997; Chairman,
Age 45                                                                                    President and Chief Executive,
                                                                                          Officer, NatCity
                                                                                          Investments Inc.
                                                                                          (investment banking),
                                                                                          since July 1995; President
                                                                                          and Chief Executive
                                                                                          Officer, Raffensberger,
                                                                                          Hughes & Co. (broker-
                                                                                          dealer) from 1993 until
                                                                                          1995; President, Reserve
                                                                                          Capital Group, from 1990
                                                                                          until 1993.


Leigh Carter*                                       Trustee                               Retired President and Chief
13901 Shaker Blvd., #6B                                                                   Operating Officer, B.F.
Cleveland, OH  44120                                                                      Goodrich Company, August 1986
Age 72                                                                                    to September 1990; Director,
                                                                                          Adams Express Company
                                                                                          (closed-end investment
                                                                                          company), April 1982 to December
                                                                                          1997; Director, Acromed Corporation
                                                                                          (producer of spinal implants),
                                                                                          since June 1992; Director,
                                                                                          Petroleum & Resources Corp.,
                                                                                          April 1987 to December 1997;
                                                                                          Director, Morrison Products
                                                                                          (manufacturer of blower fans
                                                                                          and air moving equipment),
                                                                                          since April 1983; Director,
                                                                                          Kirtland Capital Corp.
                                                                                          (privately funded investment
                                                                                          group), since January 1992.

John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishings
Age 53                                                                                    Center, Inc., since
                                                                                          January 1982; partner, Kittles
                                                                                          Bloomington Property Company,
                                                                                          since January 1981; partner,
                                                                                          KK&D (Affiliated Real Estate
                                                                                          Companies of Kittle's Home
                                                                                          Furnishing's Center), since
                                                                                          January 1989.

Robert J. Farling                                   Trustee                               Retired Chairman, President and
1608 Balmoral Way                                                                         Chief Executive Officer,
Westlake, OH  44145                                                                       Centerior Energy (electric
Age 61                                                                                    utility), March 1992 to
                                                                                          October 1997; Director, National City
                                                                                          Corporation (bank holding
                                                                                          company) until October 1997;
                                                                                          Director, Republic Engineered
                                                                                          Steels, since October 1997.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         -----------------------

Richard W. Furst, Dean                              Trustee                               Professor of Finance and
600 Autumn Lane                                                                           Dean, Carol Martin Gatton
Lexington, KY  40502                                                                      College of Business and
Age 59                                                                                    Economics, University of
                                                                                          Kentucky, since 1981;
                                                                                          Director, The Seed Corporation
                                                                                          (restaurant group), since
                                                                                          1990; Director; Foam Design,
                                                                                          Inc. (manufacturer of
                                                                                          industrial and commercial foam
                                                                                          products), since 1993.

Gerald L. Gherlein                                  Trustee                               Executive Vice-President
3679 Greenwood Drive                                                                      and General Counsel, Eaton
Pepper Pike, OH  44124                                                                    Corporation, since 1991
Age 59                                                                                    (global manufacturing);
                                                                                          Trustee, Meridia Health System
                                                                                          (four hospital health system);
                                                                                          Trustee, WVIZ Educational
                                                                                          Television (public
                                                                                          television).


J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 58                                                                                    President and Chief
                                                                                          Executive Officer, American
                                                                                          Contractors Rentals & Sales
                                                                                          (rental subsidiary of Whayne
                                                                                          Supply Co.), since 1988.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         -----------------------
W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath
  Bank Building                                                                           LLP, Philadelphia,
1345 Chestnut Street                                                                      Pennsylvania.
Suite 1100
Philadelphia, PA  19107
Age 54

Neal J. Andrews                                     Treasurer                             Vice President and
PFPC Inc.                                                                                 Director of Investment
400 Bellevue Parkway                                                                      Accounting, PFPC Inc.,
Wilmington, DE  19809                                                                     since 1992; prior thereto,
Age 31                                                                                    Senior Auditor, Price
                                                                                          Waterhouse, LLP.

--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.

                  W. Bruce McConnel, III, Esq., Secretary of the Trust, is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Neal J. Andrews, Treasurer of the Trust, is employed by PFPC Inc., which receives fees as Administrator to the Trust.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $125,000. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1997:

                                                            Pension or
                                                            Retirement
                                                         Benefits Accrued                                     Total
                                       Aggregate            as Part of               Estimated         Compensation
               Name of               Compensation           the Trust's          Approval Benefits        from the
          Person, Position          from the Trust           Expenses             Upon Retirement          Trust
          ----------------          --------------           --------             ---------------          -----
Robert D. Neary,                      $18,750                $     0                 $     0               $18,750
Chairman and Trustee

Thomas R. Benua, Jr.,                 $17,500                $     0                 $     0               $17,500
Trustee*

Leigh Carter, Trustee                 $17,500                $     0                 $     0               $17,500

John F. Durkott, Trustee              $17,500                $     0                 $     0               $17,500

Robert J. Farling, Trustee                 **                     **                      **                    **

Richard W. Furst, Trustee             $17,500                $     0                 $     0               $17,500

Gerald L. Gherlein, Trustee                **                     **                      **                    **

Herbert R. Martens, Jr.,
President and Trustee                      **                     **                      **                    **

J. William Pullen, Trustee            $17,500                $     0                 $     0               $17,500

Richard B. Tullis, Trustee*           $18,750                $     0                 $     0               $18,750


SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by

--------

*                   Mr. Benua resigned as trustee as of July 17, 1997. Mr.
                    Tullis resigned as trustee as of November 19, 1997.

* Messrs. Farling, Gherlein and Martens were not Trustees of the Trust during the fiscal year ended May 31, 1997.

reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

           ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
                         AND TRANSFER AGENCY AGREEMENTS
           ----------------------------------------------------------

ADVISORY AGREEMENT
------------------

                  National City serves as investment adviser to the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund, as described in the Prospectus. The adviser and NAM are affiliates of National City Corporation, a bank holding company with $52 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $41 billion in assets. From time to time, the adviser may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the previous advisory agreement, the Trust incurred with respect to the Ohio Tax Exempt Fund advisory fees of

$490,179, $443,670 and $379,718, and the advisers waived such amounts, for the fiscal years ended May 31, 1997, 1996 and 1995.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) until May 31, 1997, National City, the adviser of the Pennsylvania Municipal Fund, earned advisory fees of $147,646 and waived fees in the amount of $2,684 with respect to that Fund. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) through April 30, 1995, Integra Trust Company ("Integra"), the investment adviser to the Predecessor Fund, earned advisory fees of $73,107, $23,057, $264,836 and $128,093, and Integra waived fees in the amount of $26,413, $6,792, $44,126 and $39,805, respectively.

                   The existing Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the adviser has undertaken in its Advisory Agreement to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department.

                  The Advisory Agreement relating to the Ohio Tax Exempt and Pennsylvania Municipal Funds was approved by the shareholders of each of these Funds on November 19, 1997. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund to which it relates until September 30, 1998 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement may be terminated by the Trust or the adviser(s) on 60 days written notice, and will terminate immediately in the event of its assignment.

AUTHORITY TO ACT AS INVESTMENT ADVISER


                  Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The adviser believes that it may perform the services for the Funds contemplated by its Advisory Agreement with the Trust as described in such agreement and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the adviser from continuing to perform services for the Trust. If the adviser were prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

                  Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the adviser or its affiliated and correspondent banks in connection with shareholder purchases of Trust shares, the adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

                  If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the adviser, or an affiliate of the adviser, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the adviser, or such an affiliate, might offer to provide such services.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT
------------------------------------------------

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred with respect to the Ohio Tax Exempt Fund the following fees for the fiscal years ended May 31, 1997, 1996 and 1995: $89,124, $81,680 and $70,839, respectively.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) until May 31, 1997, PFPC earned administration fees of $26,845 with respect to the Pennsylvania Municipal Fund. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) through April 30, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor Fund and earned the following fees: $18,799, $5,929, $68,101 and $23,985, respectively, and waived fees of $0, $0, $9,681 and $19,188, respectively.

DISTRIBUTION PLAN AND RELATED AGREEMENT
---------------------------------------

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreements with the Trust as described in the Prospectus. Shares are sold on a continuous basis.


                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for Retail and Institutional shares (the "Retail and Institutional Shares Plan") and a B shares Distribution and Servicing Plan ("B Shares Plan, and collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of Institutional and Retail shares, or B shares respectively. As required by Rule 12b-1, the Trust's Distribution Plans and related Distribution Agreements have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreement will benefit the Trust and its shareholders.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in either Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Distribution Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.



                  The Retail and Institutional Shares Plan provides that each fund will compensate the Distributor for distribution expenses related to the distribution of Institutional and Retail shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. The Retail and Institutional Plan provides that the Trust will pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trust's investment funds with respect to the Institutional and Retail shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of such class's average net assets. Distribution expenses payable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders.


                  The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.

                  For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor a total of $5,015 with respect to the Ohio Tax Exempt Fund, all of which was attributable to general compensation to the Distributor.

                  For the period from June 1, 1996 through March 7, 1997, the Trust paid its previous distributor, 440 Financial Distributors, Inc. ("440 Financial") $54,647 with respect to the Ohio Tax Exempt Fund.

                  For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $1,956 with respect to the Pennsylvania Municipal Fund. For the period from September 9, 1996 (date of reorganization of the Predecessor
Fund) through March 7, 1997, the Trust paid 440 Financial $5,839 with respect to the Pennsylvania Municipal Fund.

                  Of the aggregate amounts paid to the Distributor by the Trust with respect to the Ohio Tax Exempt Fund, $1,505 was attributable to distribution services and $3,510 was attributable to marketing/consultation. Of the aggregate amount paid to the Distributor by the Trust with respect to the Pennsylvania Municipal Fund, $587 was attributable to distribution services and $1,369 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consulting includes planning and development, market and industry research and analysis and marketing strategy and planning.

                  Class A Shares of the Predecessor Fund were subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provided for reimbursement to the Predecessor Fund's distributor of the Fund's distribution expenses, including (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of Inventor's shares including the distributor's expenses for travel, communication compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of Class A shares subject to approval by a majority of disinterested directors of Inventor. For the period from June 1, 1996 until September 9, 1996, the distributor of the Predecessor Fund received $0 from the Fund (after waivers of $26,110).

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                   National City Bank also serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------


                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan relating to each fund's Retail shares and the B Shares Plan for each Fund offering such shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares or B shares in consideration for the payment of up to .15% or .25% (on an annualized basis) of the net asset value of such respective shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail or B shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail or B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.


                             PORTFOLIO TRANSACTIONS
                             ----------------------


                  Pursuant to the Advisory Agreement relating to the Funds, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


                  For the fiscal years ended May 31, 1997, 1996 and 1995, the Ohio Tax Exempt Fund did not pay any brokerage commissions.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) until May 31, 1997, the Pennsylvania Municipal Fund paid brokerage commissions of $0. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) through April 30, 1995, the Pennsylvania Municipal Fund paid no brokerage commissions.

                  While the adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the current Advisory Agreements, pursuant to
Section 28(e) of the Securities Exchange Act of 1934, as amended, the advisers are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the adviser and does not reduce the fees payable to it by the Funds. Such information may be useful to the adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Trust will not give preference to its adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  While serving as adviser to the Trust, National City has agreed to maintain its policy and practice of conducting its Trust departments independently of its Commercial Departments. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the adviser. Such other Fund's investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law, and by each of the current Advisory Agreements the adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1997 for the Ohio Tax Exempt Fund and for the Pennsylvania Municipal Fund, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                  The financial statements for periods or years prior to May 31, 1997 with respect to the Predecessor Fund, which are incorporated by reference in this Statement of Additional

Information, were audited by Coopers & Lybrand, L.L.P., independent accountants for the Predecessor Fund, whose report dated July 26, 1996 expressed an unqualified opinion on such financial statements, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey, L.L.P. with offices at 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, act as special Ohio tax counsel for the Trust and have reviewed the section of this Statement of Additional Information entitled "Additional Information Concerning Taxes - State and Local Taxes Ohio Tax Exempt Fund" and the Prospectus entitled "Taxes - State and Local Taxes - Ohio Taxes."

                        YIELD AND PERFORMANCE INFORMATION
                        ---------------------------------

                  Each Fund's "yield" described in the Prospectus is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a-b(6)
                           Yield = 2 [(----) - 1]
                                       cd+1

         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  Each Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                   Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the thenremaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of Retail Shares" and "Sales Charges Applicable to Purchases of B Shares" in the Prospectus.

                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

                  For the 30-day period ended May 31, 1997, the respective yields of the Retail and Institutional shares of the Ohio Tax Exempt and Pennsylvania Municipal Funds were: 4.50% and 4.64%; 4.26% and 4.50%, respectively. The tax equivalent yields (assuming a 39.6% federal tax rate and 7.5% Ohio tax rate) for the Ohio Tax Exempt Fund's Retail and Institutional shares for the same period were 8.05% and 8.30%, respectively. The tax equivalent yields (assuming a 39.6% federal tax rate and a 2.8% Pennsylvania tax rate) for the Pennsylvania Municipal Fund's Retail and Institutional shares for the same period were 7.26% and 7.66%, respectively.

                  Each Fund computes its average annual total returns by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                     ERV 1/n
                                T = [(-----)  - 1]
                                        P

         Where:            T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining its aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                         ERV
                                       (-----)  -1
                                          P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The average annual total returns for the Ohio Tax Exempt Fund for the one year period ending May 31, 1997 were 3.19% (after taking into account the sales load) and 6.38% (without taking into account any sales load) for the Retail shares and 6.37% for the Institutional shares. The average annual total returns since the Fund's commencement of operations through May 31, 1997 were 5.44% (after taking into account the sales load) and 5.88% (without taking into account any sales load) for the Retail shares and 5.88% for the Institutional shares. The Ohio Tax Exempt Fund commenced investment operations on January 5, 1990.

                  The average annual total returns for the fiscal year ending May 31, 1997 for the Pennsylvania Municipal Fund were 2.96%, (after taking into account the sales load) and 6.13% (without taking into account any sales load) for the Retail shares and 6.21% for the Institutional shares. The average annual total returns since the Predecessor Fund's commencement of operations through May 31, 1997 were 4.04% (after taking into account the sales load) and 5.17% (without taking into account any sales load) for the Retail shares and 5.20% for the Institutional shares. The Predecessor Fund commenced investment operations on August 10, 1994.

                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested or the ending value redeemed any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the respective liabilities in respect of that Fund.

                  The Trust bears all costs in connection with its organization, including the fees of registering and qualifying its shares for distribution under federal and state securities regulations. All organizational expenses are amortized on the straight-line method over a period of five years from the date of the commencement of operations.


                  As of November 30, 1997, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:



 Ohio Tax Exempt Fund (Institutional)
 ------------------------------------

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------
National City                                         6,233,346.63                                  64.60%
Corporation Non-
Contributory Pension
Plan
1900 East Ninth Street
Cleveland, OH  44114

Pennsylvania Municipal Fund (Institutional)
-------------------------------------------
                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------
National City                                         1,893,587.28                                  64.23%
Corporation Non-
Contributory Pension
Plan
1900 East Ninth Street
Cleveland, OH  44114

Ohio Tax Exempt Fund (Retail)
-----------------------------
                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------

Wheat First FBO David J.                              91,172.855                                    24.61%
Beverly & Pamela C.
Beverly
1128 Laguna Drive
Huron, OH  44839-2605

Wheat First FBO Edward                                45,629.737                                    12.32%
B. Brandon
Lakepoint Office Park
3201 Enterprise Parkway,
Suite 470
Beachwood, OH  44122-7320


Pennsylvania Municipal Fund (Retail)
------------------------------------
                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------
Helen M. Weyer                                        5,921.175                                     78.76%
James N. Weyer, Jr.
2600 Mohawk Drive
White Oak, PA  15131-3121

Robert H. Rhone                                       1,104.134                                     14.69%
C/O Michael Rhone
P. O. Box 175
Rew, PA  16744-0175


                              FINANCIAL STATEMENTS
                              --------------------

                  The audited financial statements contained in the annual report for the fiscal year ended May 31, 1997 are hereby incorporated herein by reference. Copies of the annual report may be obtained by calling the Trust at 1-800-622-FUND (3863) or by writing to the Trust, Oaks, Pennsylvania 19456.

                                   APPENDIX A
                                   ----------

TAX-EXEMPT COMMERCIAL PAPER RATINGS
-----------------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below riskfree U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CCC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                              CROSS REFERENCE SHEET
                              ---------------------

                           Total Return Advantage Fund
                             Intermediate Bond Fund
                              Enhanced Income Fund
                                    GNMA Fund
                                    Bond Fund

Form N-1A Part A Item                                Prospectus Caption
---------------------                                ------------------

1.  Cover Page..............................     Cover Page

2.  Synopsis................................     Expense Table

3.  Condensed Financial
    Information.............................     Financial Highlights; Yield
                                                 and Performance Information

4.  General Description of
    Registrant..............................     Risk Factors, Investment
                                                 Objectives and Policies;
                                                 Investment Limitations;
                                                 Description of the Trust and
                                                 Its Shares

5.  Management of the Trust.................     Management of the Trust;
                                                 Custodian and Transfer Agent

6.  Capital Stock and Other
    Securities..............................     How to Purchase and Redeem
                                                 Shares; Dividends and
                                                 Distributions; Taxes;
                                                 Description of the Trust and
                                                 Its Shares; Miscellaneous

7.  Purchase of Securities
    Being Offered...........................     Pricing of Shares; How to
                                                 Purchase and Redeem Shares;
                                                 Distribution Agreement

8.  Redemption Repurchase...................     How to Purchase and Redeem
                                                 Shares

9.  Pending Legal Proceedings...............     Inapplicable

                              CROSS REFERENCE SHEET
                              ---------------------

                           Total Return Advantage Fund
                             Intermediate Bond Fund
                              Enhanced Income Fund
                                    GNMA Fund
                                    Bond Fund

Form N-1A Part B Item                                 Statement of Additional
---------------------                                 -----------------------
                                                      Information Caption
                                                      -------------------

1.   Cover Page..................................     Cover Page

2.   Table of Contents...........................     Table of Contents

3.   General Information and History.............     Statement of Additional
                                                      Information

4.   Investment Objectives and Policies..........     Risk Factors, Investment
                                                      Objectives and Policies

5.   Management of Registrant....................     Trustees and Officers

6.   Control Persons and Principal...............     Description of Shares
     Holders of Securities

7.   Investment Advisory and Other...............     Advisory, Administra-
     Services Management                              tion, Distribution,
                                                      Custody, and Transfer
                                                      Agency Agreements

8.   Brokerage Allocation and Other..............     Risk Factors, Investment
     Practices                                        Objectives and Policies

9.   Capital Stock and Other Securities..........     Additional Purchase and
                                                      Redemption Information

10.  Purchase, Redemption and Pricing............     Additional Purchase
     of Securities Being Offered                      and Redemption
                                                      Information

11.  Tax Status..................................     Additional Information
                                                      Concerning Taxes

12.  Underwriters................................     Not Applicable

13.  Calculation of Performance Data.............     Yield and Performance
                                                      Information

14.  Financial Statements........................     Financial Statements

                                  ARMADA FUNDS

--------------------------------------------------------------------------------

Oaks, Pennsylvania  19456  If you purchased your shares through NatCity
                           Investments, Inc. please call your Financial
                           Consultant for information.

                           For current performance, fund information, account redemption information, and to purchase shares, please call 1-800-622-FUND(3863).

         This Prospectus describes shares in the following five investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

         TOTAL RETURN ADVANTAGE FUND'S investment objective is to provide a total rate of return, income and price appreciation greater than that of popular market indices with similar maturity and quality characteristics. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of two years above or below the average maturity of the Lehman Brothers Government/Corporate Bond Index.


         INTERMEDIATE BOND FUND'S investment objective is to provide as high a level of current income as is consistent with prudent investment risk. The Fund invests in investment grade fixed income securities. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of ten years or less. The Fund's benchmark in terms of its performance is the Lehman Intermediate Government/Corporate Bond Index. The Fund formerly was named the "Fixed Income Fund."


         ENHANCED INCOME FUND'S investment objective is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The Fund will normally invest at least 80% of the value of its total assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1-1/2 to 4 years.

         GNMA FUND'S investment objective is to seek the highest level of current income consistent with preservation of capital and a high degree of liquidity by investing primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association. The Fund's benchmark in terms of its performance is the Lehman GNMA Index.

         BOND FUND'S investment objective is to seek preservation of capital and a high degree of liquidity while providing current income. The Fund invests in a broad array of fixed income securities, including government and corporate bonds and mortgage and asset-backed securities. The Fund's benchmark in terms of its performance is the Lehman Aggregate Bond Index. The Fund formerly was named the "Intermediate Government Fund."


         The net asset value per share of each Fund will fluctuate as the value of its investment fund changes in response to changing market prices and other factors.

         National City Bank ("National City") serves as investment adviser to the Intermediate Bond Fund, GNMA Fund and Bond Fund; National Asset Management Corporation ("NAM") serves as investment adviser to the Total Return Advantage Fund and Enhanced Income Fund. These investment advisers are referred to herein individually as an "adviser" and collectively as the "advisers."

         SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution
Agreement."

         This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY

STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                 December 23, 1997

                                  INTRODUCTION

                  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." Each Fund is classified as a diversified investment fund under the 1940 Act.


                  Shares of each Fund have been classified into three separate classes -- Retail shares, B shares and Institutional shares. Retail shares, B shares and Institutional shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, Retail shares and B shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers and are sold subject to a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed.

                                EXPENSE TABLE


                                       Total                                Total
                                       Return            Total              Return          Intermediate
                                     Advantage          Return            Advantage             Bond           Intermediate
                                       Retail         Advantage B       Institutional          Retail             Bond B
                                      Shares(1)       Shares (1,2)          Shares            Shares(1)        Shares (1,2)
                                      ---------        ----------          --------           ---------        -----------
Shareholder Transaction
  Expenses
    Maximum Sales
      Charge Imposed on
      Purchases(3)..............        4.75%            None               None                4.75%              None

  Sales Charge Imposed
    on Reinvested
    Dividends...................        None             None               None                None               None

  Deferred Sales Charge(4)......        None             5.00%              None                None              5.00%

  Redemption Fee................        None             None               None                None               None

  Exchange Fee..................        None             None               None                None               None

ANNUAL FUND OPERATING
  EXPENSES
    (as a percentage of
      average net
      assets)
    Management Fees (after
      fee waivers)(5)...........        .35%             .35%               .35%                .40%               .40%
    12b-1  Fees(5,6)............        .02%             .75%               .02%                .06%               .75%

    Other Expenses..............        .41%             .41%               .16%                .46%               .46%
                                        ---               --                ---                 ---                ---
      TOTAL FUND OPERATING
        EXPENSES (after
        fee waivers)(5).........        .78%             1.51%              .53%                .92%              1.61%
                                        ====             =====              ====                ====              =====







                                           Intermediate       Enhanced                          Enhanced
                                               Bond            Income       Enhanced            Income
                                          Institutional        Retail        Income           Institutional
                                             Shares           Shares (1)    B Shares(1,2)       Shares
                                           ----------         --------      ----------          ------
Shareholder Transaction
  Expenses
    Maximum Sales
      Charge Imposed on
      Purchases(3)..............               None             2.75%           None               None

  Sales Charge Imposed
    on Reinvested
    Dividends...................               None              None           None               None

  Deferred Sales Charge(4)......               None              None           5.00%              None

  Redemption Fee................               None              None           None               None

  Exchange Fee..................               None              None           None               None

ANNUAL FUND OPERATING
  EXPENSES
    (as a percentage of
      average net
      assets)
    Management Fees (after
      fee waivers)(5)...........               .40%              .20%           .20%               .20%
    12b-1  Fees (5,6)...........               .06%              .02%           .75%               .02%

    Other Expenses..............               .21%              .33%           .33%               .23%
                                               ---               ---            ---                ---
      TOTAL FUND OPERATING
        EXPENSES (after
        fee waivers)5...........               .67%              .55%           1.28%              .45%
                                               ===               ====           =====              ====




                                              GNMA                             GNMA          BOND                          BOND
                                             RETAIL         GNMA           INSTITUTIONAL    RETAIL        BOND         INSTITUTIONAL
                                             SHARES(1)   B SHARES(1,2)       SHARES        SHARES(1)    B SHARES(1,2)     SHARES
                                            ----------   ------------      -------------   ---------    -------------  -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
  Imposed on Purchases (3)............        4.75%         None               None          4.75%        None             None
Sales Charge Imposed
  on Reinvested Dividends.............        None          None               None          None         None             None
Deferred Sales Charge (4).............        None         5.00%               None          None        5.00%             None
Redemption Fee........................        None          None               None          None         None             None
Exchange Fee..........................        None          None               None          None         None             None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
  assets).............................

Management Fees (5)...................        .55%          .55%               .55%          .55%         .55%             .55%
12b-1 Fees (after fee waivers) (5,6)..        .06%          .75%               .06%          .06%         .75%             .06%
Other Expenses........................        .48%          .48%               .23%          .45%         .45%             .20%
                                              ---           ---                ---           ---          ---              ---
  TOTAL FUND OPERATING
    EXPENSES (after fee waivers) (5)..        1.09%         1.78%              .84%          1.06%       1.75%             .81%
                                              ====         ======              ===           ====        =====             ===


---------------------------



1 The Trust has implemented plans imposing shareholder servicing fees with respect to Retail shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such Retail shares or B shares of the Total Return Advantage Fund, Intermediate Bond Fund, GNMA Fund and Bond Fund, and up to .10% (on an annualized basis) of the net asset value of such Retail shares or B shares of the Enhanced Income Fund. For further information concerning these plans, see "Distribution and Servicing Arrangements".


2 As of the date of this Prospectus, the Funds' B share classes have not commenced operations, and therefore, "Other Expenses" for these classes are estimates only.

3 A reduced sales charge may be available. See "How to Purchase and Redeem Shares - Reduced Sales Charges Applicable to Purchases of Retail Shares."


4 This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 4.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. For more information, see "How to Purchase and Redeem Shares - Sales Charges Applicable to Purchases of B Shares."


5 The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year, the Intermediate Bond Fund's adviser will voluntarily waive fees in the amount of .15% of its advisory fee of .55% of the Fund's average daily net assets and NAM will waive .20% and .25% of its advisory fees of .55% and .45% of the average daily net assets of the Total Return Advantage and Enhanced Income Funds, respectively. Without such fee waivers, Total Fund Operating Expenses would be .98%, 1.71% and .73% for the Retail, B and Institutional shares of the Total Return Advantage Fund, respectively, .80%, 1.53% and .70% for the Retail, B and Institutional shares of the Enhanced Income Fund, respectively. Additionally, if the maximum distribution fee permitted under the 12b-1 Plans were imposed, Total Fund Operating Expenses would be 1.06%, 1.71% and .81%, 1.11%, 1.76% and .86%, .88%, 1.53% and .78%, 1.13%, 1.78% and
         .88% and 1.10%, 1.75% and .85% for the Retail, B and Institutional shares of the Total Return Advantage Fund, Intermediate Bond Fund, Enhanced Income Fund, GNMA Fund and Bond Fund, respectively.


6 The Funds have in effect a 12b-1 Plan for the Retail and Institutional classes of shares pursuant to which each Fund's Retail and Institutional shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's
         B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.


---------------------------
For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods:



                                                           1 Year          3 Years         5 Years        10 Years
                                                           ------          -------         -------        --------
Total Return Advantage Retail Shares(1)...............        $55            $71            $ 89           $140
Total Return Advantage B Shares(2)....................        $65            $88            $102           $160(3)
Total Return Advantage Institutional Shares...........        $ 5            $17            $ 30           $ 66
Intermediate Bond Retail Shares(1)....................        $56            $75            $ 96           $155
Intermediate Bond B Shares(2).........................        $66            $91            $108           $173(3)
Intermediate Bond Institutional Shares................        $ 7            $21            $ 37           $ 83
Enhanced Income Retail Shares(1)......................        $33            $44            $ 57           $ 94
Enhanced Income B Shares(2) ..........................        $63            $81            $ 90           $134(3)
Enhanced Income Institutional Shares .................        $ 5            $14            $ 25           $ 57
GNMA Retail Shares(1).................................        $58            $81            $105           $174
GNMA B Shares(2)......................................        $68            $96            $116           $191(3)
GNMA Institutional Shares.............................        $ 9            $27            $ 47           $104
Bond Fund Retail Shares(1)............................        $58            $80            $103           $171
Bond Fund B Shares(2).................................        $68            $95            $115           $188(3)
Bond Fund Institutional Shares........................        $ 8            $26            $ 45           $100

-------------------
1 Assumes deduction at time of purchase of maximum applicable front-end sales charge.

2 Assumes deduction of maximum applicable contingent deferred sales charge.

3    Based on conversion of B shares to Retail shares after eight years.



THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


                  The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution and Servicing Arrangements" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the advisers or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and are not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                           TOTAL RETURN ADVANTAGE FUND

         The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Total Return Advantage Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.


                                                                FOR THE YEAR ENDED MAY 31
                                         -------------------------------------------------------------------
                                                    1997                                      1996
                                         ------------------------------     --------------------------------
                                         Institutional           Retail     Institutional             Retail
                                         -------------           ------     -------------             ------

Net Asset Value, Beginning of
Period ...........................      $       9.88       $       9.87     $      10.55        $      10.54
                                        ------------       ------------     ------------        ------------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..........              0.67               0.64             0.70(7)             0.62(7)
  Net Gain (Loss) on Securities
    (Realized and Unrealized) ....              0.15               0.16            (0.24)              (0.22)
                                        ------------       ------------     ------------        ------------

      Total from Investment
       Operations.................              0.82               0.80             0.46                0.40
                                        ------------       ------------     ------------        ------------


LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income .......................             (0.67)             (0.64)           (0.70)              (0.62)
  Dividends in Excess of Net
    Investment Income ............             (0.00)             (0.00)           (0.12)              (0.14)

  Dividends from Net Realized
    Capital Gains ................             (0.00)             (0.00)           (0.31)              (0.31)

  Dividends in Excess of Net
    Realized Capital Gains .......             (0.14)             (0.14)           (0.00)              (0.00)
                                        ------------       ------------     ------------        ------------

      Total distributions ........             (0.81)             (0.78)           (1.13)              (1.07)
                                        ------------       ------------     ------------        ------------

Net Asset Value, End of Period ...      $       9.89       $       9.89     $       9.88        $       9.87
                                        ============       ============     ============        ============

TOTAL RETURN .....................              8.51%            8.35%(5)           4.22%               3.74%(5)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's) .......................      $    259,228       $      2,186     $    280,401        $      2,040
  Ratio of Expenses to Average Net
    Assets .......................               .16%(1)            .41%(2)          .13%(1)             .36%(2)
  Ratio of Net Investment Income
    to Average Net Assets ........              6.70%(1)           6.46%(2)         6.67%(1)            6.12%(2)
  Portfolio Turnover Rate ........               169%               169%             268%                268%


                                                     FOR THE PERIOD
                                                   ENDED MAY 31, 1995
                                                   ------------------
                                             Institutional(3)      Retail(3)
                                             --------------        -------

Net Asset Value, Beginning of
Period ...........................          $      10.00        $      10.16
                                            ------------        ------------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..........                  0.65(7)             0.49(7)
  Net Gain (Loss) on Securities
    (Realized and Unrealized) ....                  0.43                0.40
                                            ------------        ------------

      Total from Investment
       Operations.................                  1.08                0.89
                                            ------------        ------------


LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income .......................                 (0.53)              (0.49)
  Dividends in Excess of Net
    Investment Income ............                 (0.00)              (0.02)

  Dividends from Net Realized
    Capital Gains ................                 (0.00)              (0.00)

  Dividends in Excess of Net
    Realized Capital Gains .......                 (0.00)              (0.00)
                                            ------------        ------------

      Total distributions ........                 (0.53)              (0.51)
                                            ------------        ------------

Net Asset Value, End of Period ...          $      10.55        $      10.54
                                            ============        ============

TOTAL RETURN .....................                 12.52%(4,6)         12.65%(4,5,6)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's) .......................          $    261,403        $        106
  Ratio of Expenses to Average Net
    Assets .......................                   .18%(1,4)           .31%(2,4)
  Ratio of Net Investment Income
    to Average Net Assets ........                  7.23%(1,4)          6.92%(2,4)
  Portfolio Turnover Rate ........                   166%                166%



1 The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Institutional class for the year ended May 31, 1997 would have been .71% and 6.15%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the Institutional class for the year ended May 31, 1996 would have been .69% and 6.11%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the Institutional class for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.

2 The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Retail class for the year ended May
         31, 1997 would have been .96% and 5.91%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the Retail class for the year ended May
         31, 1996 would have been .89% and 5.59%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the Retail class for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.

3 Institutional and Retail classes commenced operations on July 7, 1994 and September 6, 1994, respectively.

4        Annualized.

5        Total Return excludes sales charge.

6 Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 11.22% and 9.14%, respectively.

7        Calculated based upon average shares outstanding.

                              FINANCIAL HIGHLIGHTS

         (For a Fund share outstanding throughout each period)
         INTERMEDIATE BOND FUND (FORMERLY, FIXED INCOME FUND)

                  The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Intermediate Bond Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.


                                                                             FOR THE YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                    1997                              1996                           1995
                                          ------------------------           ----------------------         --------------------

                                        INSTITUTIONAL      RETAIL       INSTITUTIONAL       RETAIL     INSTITUTIONAL       RETAIL
                                        -------------      ------       -------------       ------     -------------       ------

Net Asset Value,
    Beginning of Period................   $   10.30      $   10.35       $   10.54        $   10.60      $  10.24       $  10.30
                                          ---------      ---------       ---------        ---------      --------       --------
INCOME FROM INVESTMENT
    OPERATIONS
    Net Investment Income .............        0.60           0.57            0.61             0.59          0.63           0.61
    Net Gain/(Loss) on Securities
      (Realized and Unrealized) .......        0.07           0.07           (0.22)           (0.23)         0.30           0.30
                                          ---------      ---------       ---------        ---------      --------       --------

      Total from Investment
        Operations ....................        0.67           0.64            0.39             0.36          0.93           0.91
                                          ---------      ---------       ---------        ---------      --------       --------

LESS DISTRIBUTIONS
    Dividends from Net
      Investment Income ...............       (0.60)         (0.57)          (0.61)           (0.59)        (0.63)         (0.61)
    Dividends in Excess of
      Net Investment Income ...........       (0.00)         (0.00)          (0.00)           (0.00)        (0.00)         (0.00)
    Dividends from Net
      Realized Capital Gains ..........       (0.00)         (0.00)          (0.00)           (0.00)        (0.00)         (0.00)
    Dividends in Excess of
      Net Realized Capital Gains ......       (0.00)         (0.00)          (0.02)           (0.02)        (0.00)         (0.00)
                                          ---------      ---------       ---------        ---------      --------       --------
          Total Distributions .........       (0.60)         (0.57)          (0.63)           (0.61)        (0.63)         (0.61)
                                          ---------      ---------       ---------        ---------      --------       --------

    Net Asset Value, End of Period.....   $   10.37      $   10.42       $   10.30        $   10.35      $  10.54       $  10.60
                                          =========      =========       =========        =========      ========       ========

    TOTAL RETURN ......................        6.63%        6.36%(3)          3.79%           3.44%(3)       9.55%        9.26%(3)

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (in 000s)   $ 121,271      $   3,720       $ 111,240            6,216      $ 88,047       $  5,527
    Ratio of Expenses to
      Average Net Assets ..............         .70%(4)        .96%(5)         .80%(4)         1.04%(5)       .85%(4)       1.09%(5)
      Ratio of Net Investment
        Income to Average Net Assets ..        5.76%(4)       5.52%(5)        5.78%(4)         5.50%(5)      6.24%(4)       5.95%(5)
    Portfolio Turnover Rate                     217%           217%             45%              45%           42%            42%





                                                                             FOR THE YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                   1994                             1993                          1992
                                            -----------------                 -----------------             ----------------

                                          INSTITUTIONAL   RETAIL        INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL
                                          -------------   ------        -------------      ------      -------------      ------

Net Asset Value,
    Beginning of Period ...............   $   10.93      $   10.98       $   10.60        $   10.63      $  10.15       $  10.15
                                          ---------      ---------       ---------        ---------      --------       --------
INCOME FROM INVESTMENT
    OPERATIONS
    Net Investment Income .............        0.61           0.58            0.70             0.65          0.81           0.79
    Net Gain/(Loss) on Securities
      (Realized and Unrealized)........       (0.59)         (0.58)           0.46             0.48          0.45           0.45
                                          ---------      ---------       ---------        ---------      --------       --------

      Total from Investment
        Operations.....................        0.02           0.00            1.16             1.13          1.26           1.24
                                          ---------      ---------       ---------        ---------      --------       --------

LESS DISTRIBUTIONS
    Dividends from Net
      Investment Income ...............       (0.61)         (0.58)          (0.70)           (0.65)        (0.81)         (0.76)
    Dividends in Excess of
      Net Investment Income ...........       (0.05)         (0.05)          (0.02)           (0.02)        (0.00)         (0.00)
    Dividends from Net
      Realized Capital Gains ..........       (0.03)         (0.03)          (0.11)           (0.11)        (0.00)         (0.00)
    Dividends in Excess of
      Net Realized Capital Gains ......       (0.02)         (0.02)          (0.00)           (0.00)        (0.00)         (0.00)
                                          ---------      ---------       ---------        ---------      --------       --------
          Total Distributions .........       (0.71)         (0.68)          (0.83)           (0.78)        (0.81)         (0.76)
                                          ---------      ---------       ---------        ---------      --------       --------

    Net Asset Value, End of Period ....   $   10.24      $   10.30       $   10.93        $   10.98      $  10.60       $  10.63
                                          =========      =========       =========        =========      ========       ========

    TOTAL RETURN ......................        0.00%         (0.23%)(3)      11.32%           11.03%(3)     12.96%         12.64%(3)

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (in 000s)   $  95,907      $   5,480       $  95,246        $   5,208      $ 40,414       $  1,033
    Ratio of Expenses to
      Average Net Assets ..............         .83%          1.08%            .32%(4)          .57%(5)       .30%(4)        .55%(5)
      Ratio of Net Investment
        Income to Average Net Assets ..        5.59%          5.34%           6.46%(4)         6.21%(5)      7.84%(4)       7.57%(5)
    Portfolio Turnover Rate ...........          34%            34%             33%              33%           13%            13%



                                                 FOR THE YEAR ENDED MAY 31
                                            ---------------------------------  FOR THE PERIOD
                                                         1991                 DECEMBER 20, 1989
                                                  -----------------            (COMMENCEMENT OF
                                                                                 OPERATIONS) TO
                                            INSTITUTIONAL          RETAIL        MAY 31, 1990
                                            -------------          ------        ------------

Net Asset Value,
    Beginning of Period................      $      9.83        $     10.11       $     10.00
                                             -----------        -----------       -----------
INCOME FROM INVESTMENT
    OPERATIONS
    Net Investment Income..............             0.76               0.10              0.33
    Net Gain/(Loss) on Securities
      (Realized and Unrealized)........             0.39               0.01             (0.24)
                                             -----------        -----------       -----------

      Total from Investment
        Operations ....................             1.15               0.11              0.09
                                             -----------        -----------       -----------

LESS DISTRIBUTIONS
    Dividends from Net
      Investment Income ...............            (0.76)             (0.07)            (0.26)
    Dividends in Excess of
      Net Investment Income............            (0.07)             (0.00)            (0.00)
    Dividends from Net
      Realized Capital Gains ..........            (0.00)             (0.00)            (0.00)
    Dividends in Excess of
      Net Realized Capital Gains ......            (0.00)             (0.00)            (0.00)
                                             -----------        -----------       -----------
          Total Distributions .........            (0.83)             (0.07)            (0.26)
                                             -----------        -----------       -----------

    Net Asset Value, End of Period ....      $     10.15        $     10.15       $      9.83
                                             ===========        ===========       ===========

    TOTAL RETURN ......................            12.20%              8.45%(2,3)        2.21%(2)

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (in 000s)      $    34,664        $       284       $    30,699
    Ratio of Expenses to
      Average Net Assets ..............              .33%(4)            .56%(2,5)         .37%(2)
      Ratio of Net Investment
        Income to Average Net Assets ..             8.34%(4)           7.89%(2,5)        8.34%(2)
    Portfolio Turnover Rate ...........                0%                 0%               20%



(1) Retail class commenced operations on April 15, 1991.

(2) Annualized.

(3) Total Return excludes sales charge.

(4) The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the year ended May 31, 1997 would have been .79% and 5.66%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .82% and 5.76%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Institutional class for the years ended May 31, 1993, 1992 and 1991 would have been .80% and 5.98%, .85% and 7.29%, and .88% and 7.79%, respectively.

(5) The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the year ended May 31, 1997 would have been 1.05% and 5.44%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the advisers for the Retail class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.05% and 5.73%, 1.10% and 7.02%, and 1.11% and 7.34%, respectively.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                              ENHANCED INCOME FUND

                  The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Enhanced Income Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.


                                                       FOR THE YEAR ENDED MAY 31
                                     -------------------------------------------------------            FOR THE PERIOD
                                               1997                           1996                    Ended May 31, 1995
                                     ---------------------------   -------------------------    ------------------------------
                                     Institutional      Retail     Institutional     Retail     Institutional(3)     Retail(3)
                                     ------------     ---------    -------------   ---------    ----------------    ----------

Net Asset Value, Beginning of
Period ..........................     $    10.01     $    10.02    $    10.16     $    10.18    $     10.00      $     10.10
                                      ----------     ----------    ----------     ----------    -----------      -----------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........           0.58           0.57          0.58           0.56           0.51(7)          0.43(7)
  Net Gain/(Loss) on Securities
    (Realized and Unrealized)....           0.01           0.01         (0.05)         (0.05)          0.06             0.06
                                      ----------     ----------    ----------     ----------    -----------      -----------

Total from Investment Operations.           0.59           0.58          0.53           0.51           0.57             0.49
                                      ----------     ----------    ----------     ----------    -----------      -----------

LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income ......................          (0.58)         (0.57)        (0.58)         (0.56)         (0.41)           (0.41)
  Dividends in Excess of Net
    Investment Income ...........          (0.00)         (0.00)        (0.10)         (0.11)         (0.00)           (0.00)

  Dividends in Excess of Net
    Realized Capital Gains ......          (0.03)         (0.03)        (0.00)         (0.00)         (0.00)           (0.00)
                                      ----------     ----------    ----------     ----------    -----------      -----------

      Total distributions .......          (0.61)         (0.60)        (0.68)         (0.67)         (0.41)           (0.41)
                                      ----------     ----------    ----------     ----------    -----------      -----------

Net Asset Value, End of Period...     $     9.99     $    10.00    $    10.01     $    10.02    $     10.16      $     10.18
                                      ==========     ==========    ==========     ==========    ===========      ===========

TOTAL RETURN ....................           6.02%          5.91%(5)      5.36%          5.13%(5)       6.54%(4,6)       6.84%(4,5,6)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's) ......................     $   61,031     $    2,051    $   66,918     $    1,718    $    60,467      $     2,547
  Ratio of Expenses to Average Net
    Assets ......................            .21%(1)        .31%(2)       .23%(1)        .33%(2)        .21%(1,4)        .32%(2,4)
  Ratio of Net Investment Income
    to Average Net Assets........           5.74%(1)       5.63%(2)      5.72%(1)       5.55%(2)       5.70%(1,4)       5.89%(2,4)
  Portfolio Turnover Rate........            225%           225%           98%            98%            36%              36%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Institutional class for the year ended May 31, 1997 would have been .66% and 5.29%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser and custodian for the Institutional class for the year ended May 31, 1996 would have been .70% and 5.25%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the Institutional class for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Retail class for the year ended May 31, 1997 would have been .75% and 5.18%, respectively. The operating expense ratio and the net investment income

                                      -11-



         ratio before fee waivers by the adviser and custodian for the Retail class for the year ended May 31, 1996 would have been .80% and 5.08%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator and custodian for the Retail class for the period ended May 31, 1995 would have been .79% and 5.42%, respectively.

3 Institutional and Retail classes commenced operations on July 7, 1994 and September 9, 1994, respectively.

4        Annualized.

5        Total Return excludes sales charge.

6 Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 5.87% and 4.92%, respectively.

7        Calculated based upon average shares outstanding.

                              FINANCIAL HIGHLIGHTS

         The GNMA Fund and Bond Fund (formerly, the Intermediate Government
Fund) commenced operations on August 10, 1994 as separate investment portfolios (the "Predecessor GNMA Fund" and the "Predecessor Bond Fund," respectively, and collectively, the "Predecessor Funds") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Funds were reorganized as new portfolios of the Trust. Prior to the reorganization, the Predecessor Funds offered and sold Retail shares that were similar to the Funds' Retail shares.

         The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Funds' Retail shares (the series that are similar to the Retail shares of the GNMA and Bond Funds) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Funds was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Funds' operations from May 1, 1996 through May 31, 1996 is being presented. The information was audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Funds, whose reports thereon are contained in Inventor Funds' Annual Reports to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the GNMA Fund and Bond Fund. Additional information about the performance of the Predecessor Funds is contained in Inventor Funds' Annual Reports to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

         The information presented below relating to the fiscal year ended May 31, 1997 has been derived from financial statements audited by Ernst & Young, LLP, independent auditors for the GNMA Fund and Bond Fund, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                                    GNMA FUND



                                                        For the
                                                      Year Ended               For the            For the           For the
                                                     May 31, 1997(4)        Period Ended       Year Ended        Period Ended
                                                    ----------------           May 31,           April 30,         April 30,
                                              Institutional     Retail(5)      1996(4)            1996(4)            1995(4)
                                              -------------     ---------      -------            -------            -------

Net Asset Value, Beginning of Period .....     $    10.03      $    10.02     $    10.12         $    10.16      $    10.00
                                               ----------      ----------     ----------         ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..................           0.65            0.45           0.05               0.66            0.48
  Net Gain/(Loss) ........................           0.22            0.23          (0.09)              0.14            0.16
                                               ----------      ----------     ----------         ----------      ----------
    Total from Investment Operations .....           0.87            0.68          (0.04)              0.80            0.64
                                               ----------      ----------     ----------         ----------      ----------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income....          (0.65)          (0.45)         (0.05)             (0.66)          (0.48)
  Dividends from Realized Capital Gains...          (0.01)          (0.01)         (0.00)             (0.18)          (0.00)
  Dividends in Excess of Net Realized
    Capital Gains ........................          (0.09)          (0.09)         (0.00)             (0.00)          (0.00)
                                               ----------      ----------     ----------         ----------      ----------
    Total Distributions...................          (0.75)          (0.55)         (0.05)             (0.84)          (0.48)
                                               ----------      ----------     ----------         ----------      ----------
Net Asset Value, End of Period............     $    10.15      $    10.15     $    10.03         $    10.12      $    10.16
                                               ==========      ==========     ==========         ==========      ==========
TOTAL RETURN                                         9.03%           8.83%(6)      (0.35)%(3,6)        7.97%(6)        6.61%(3,6)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)....     $   64,501      $      128     $   60,532         $   62,161      $   42,212
  Ratio of Expenses to Average Net Assets.            .86%(1)        1.12%(2)        .85%(1,2)          .85%(1)         .85%(1,2)
  Ratio of Net Investment Income to Average
   Net Assets ............................           6.45%(1)        6.17%(2)       6.33%(1,2)         6.30%(1)        6.68%(1,2)
  Portfolio Turnover Rate ................             57%             57%             1%               149%            226%

-----------------------------

(1) The operating expense ratio and the net investment income ratio before fee waivers for the Institutional class and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996, and for the period ended April 30, 1995 would have been 1.01% and 6.30%, 1.28% and 5.90%, 1.29% and 5.86%, and
         1.40% and 6.13%, respectively.

(2)      Annualized

(3)      Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

(5)      Retail class commenced operations on September 11, 1996.

(6)      Total Return excludes sales charge.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                                    BOND FUND
                    (FORMERLY, INTERMEDIATE GOVERNMENT FUND)


                                                                   For the
                                                                 Year Ended              FOR THE        FOR THE        FOR THE
                                                                May 31, 1997(4)       PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                               ---------------           MAY 31,       APRIL 30,      APRIL 30,
                                                         Institutional    Retail(5)      1996(4)        1996(4)        1995(4)
                                                         -------------    ---------      -------        -------        -------

Net Asset Value, Beginning of Period...............       $ 9.97          $ 9.97         $10.04          $10.02        $10.00
                                                          ------          ------         ------          ------        ------
 INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income............................         0.59            0.41           0.05            0.64          0.44
  Net Gain/(Loss) on Securities
    (Realized and Unrealized)......................         0.13            0.13          (0.07)           0.07          0.02
                                                          ------          ------          ------           ----          ----
    Total from Investment Operations...............         0.72            0.54          (0.02)           0.71          0.46
                                                          ------          ------          ------           ----          ----
LESS DISTRIBUTIONS
  Dividends from Net Investment Income.............       (0.59)          (0.41)          (0.05)          (0.64)        (0.44)
  Dividends from Net Realized Capital Gains........       (0.00)          (0.00)          (0.00)          (0.05)        (0.00)
  Dividends in Excess of Net Realized Capital Gains       (0.08)          (0.08)          (0.00)          (0.00)        (0.00)
                                                         ------          ------          ------          ------        ------
    Total Distributions............................       (0.67)          (0.49)          (0.05)          (0.69)        (0.44)
                                                         ------          ------          ------          ------        ------
Net Asset Value, End of Period.....................       $10.02         $10.02           $9.97          $10.04        $10.02
                                                          ======         ======           =====          ======        ======
TOTAL RETURN.......................................        7.41%           7.22%(6)       (0.19)%(3,6)     7.09%(6)      4.75%(3,6)
 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's).............      $91,161         $   23         $88,829         $89,901       $53,316

  Ratio of Expenses to Average Net Assets..........        0.83%(1)        1.07%(2)        0.85%(1,2)      0.85%(1)      0.85%(1,2)
  Ratio of Net Investment Income to Average
    Net Assets.....................................        5.83%(1)        5.64%(2)        5.88%(1,2)        6.20%(1)    6.17%(1,2)
  Portfolio Turnover Rate..........................          96%             96%              2%             94%          172%



--------------------------------------

(1) The operating expense ratio and the net investment income ratio before fee waivers by the advisers and other service providers for the Institutional class and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996 and for the period ended April 30, 1995 would have been .96% and 5.71%, 1.25% and 5.48%, 1.25% and 5.80%, and 1.33% and 5.69%,
         respectively.

(2)      Annualized

(3)      Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

(5)      Retail class commenced operations on September 11, 1996.

(6)      Total Return excludes sales charge.


                       INVESTMENT OBJECTIVES AND POLICIES


                   A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. See "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments in which the Funds may invest.


TOTAL RETURN ADVANTAGE FUND

                  The investment objective of the Total Return Advantage Fund is to provide a total rate of return, income and price appreciation greater than that of popular market indices with similar maturity and quality characteristics. One such index is the Lehman Brothers Government/Corporate Bond Index which is composed of government securities and investment grade corporate securities with an average maturity of approximately ten years and an average rating in the highest rating category assigned by Moody's, S&P, Fitch, Duff or IBCA (defined under "Ratings Criteria"). The Fund will normally invest at least 80% of the value of its total assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of two years above or below the average maturity of the Lehman Brothers Government/Corporate Bond Index.

                  Although the Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Risks Related to Lower Rated Securities."

INTERMEDIATE BOND FUND


                  The investment objective of the Intermediate Bond Fund is to provide as high a level of current income as is consistent with prudent investment risk. The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of investment grade fixed income securities. The Fund normally invests at least 80% of the value of its total assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of ten years or less. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.

ENHANCED INCOME FUND

                  The investment objective of the Enhanced Income Fund is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The Fund will normally invest at least 80% of the value of its total assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. Under normal market conditions, the Fund intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1-1/2 to 4 years. The two components of total rate of return are current income and change in the value of portfolio securities. The Merrill Lynch 1-3 Year Treasury Index is composed of Treasury Securities that mature in one to three years. The average dollar-weighted maturity of the Index is generally from 2-1/2 to 3 years. The Index is unmanaged, and its total rate of return does not reflect the expenses that a mutual fund normally incurs. The Fund's objective refers to a return after deduction of Fund expenses.

GNMA FUND


                  The investment objective of the GNMA Fund is to provide the highest level of current income consistent with preservation of capital and a high degree of liquidity. The Fund seeks to achieve this objective by investing primarily (at least 65% of its total assets under normal conditions) in mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 4 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.


BOND FUND


                  The investment objective of the Bond Fund is to preserve capital and maintain a high degree of liquidity while providing current income. The Fund seeks to achieve this objective by investing at least 65% of its total assets in investment grade fixed-income securities. The Fund uses the Lehman Aggregate Bond Index ("Lehman Aggregate") as its performance benchmark. The average maturity of the Fund will range within 2 years above or below that of the Lehman Aggregate.

COMMON INVESTMENT POLICIES OF THE FUNDS

         Debt Securities

                  The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may invest in debt securities which may include: equipment lease and trust certificates; corporate issues; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. The Bond Fund may invest in debt securities of private corporations in addition to U.S. government securities. Each Fund normally limits investments in asset-backed securities to under 50% of its net assets. The Total Return Advantage Fund, Intermediate Bond Fund and Enhanced Income Fund normally limit investments in income participation loans to under 10%, 5% and 20% of their respective net assets. Some of the securities in which the Funds invest may have warrants or options attached. Recognizing the increasing globalization of the securities markets, each Fund may also invest in foreign securities, currencies, securities of domestic issuers denominated in foreign currencies and related investments described below.

                  Fund appreciation may result from an improvement in the credit standing of an issuer whose securities are held or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

         Ratings Criteria


                  The Intermediate Bond Fund, Enhanced Income Fund and Bond Fund invest only in, and the Total Return Advantage Fund invests substantially all of its assets in, investment grade debt securities which are rated at the time of purchase within the four highest rating groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB), Duff (AAA, AA, A and BBB), or IBCA (AAA, AA, A and BBB), or, if unrated, which are determined by the Funds' adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees.


                  Each of the Total Return Advantage Fund and Enhanced Income Fund normally maintains a minimum, dollar-weighted average quality rating for its portfolio of securities within the two highest rating categories assigned by one or more Rating Agencies. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch, Duff or IBCA) may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

                  In the event that subsequent to its purchase by a Fund, a rated security ceases to be rated or its rating is reduced below investment grade, its adviser will consider whether the Fund should continue to hold the security. The adviser expects, however, to sell promptly any securities that are non-investment grade as a result of such events that exceed 5% of a Fund's net assets where the adviser has determined that such sale is in the best interest of the Fund.

                  Rating symbols are more fully described in Appendix A of the Statement of Additional Information.

         Risks Related to Lower Rated Securities Which May be
Purchased by the Total Return Advantage Fund

                  While any investment carries some risk, certain risks associated with lower rated securities (commonly referred to as "junk bonds") are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Total Return Advantage Fund's net asset value per share.

                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by the Total Return Advantage Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by the Total Return Advantage Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Total Return Advantage Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by the Total Return Advantage Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P, Fitch, Duff and IBCA evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Fund's adviser performs its own analysis of the issuers of lower rated securities purchased by the Fund. Because of this, the Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Total Return Advantage Fund's adviser continuously monitors the issuers of lower rated securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

          Mortgage-Backed Securities

                  The Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), or private mortgage conduits.

                  Mortgage-backed securities represent an ownership interest in a pool of mortgages, the interest and principal payments on which may be guaranteed by an agency or instrumentality of the U.S. government, although not necessarily by the U.S. government itself. Mortgage-backed securities include CMOs and mortgage pass-through certificates.

                  Mortgage pass-through certificates, which represent interests in pools of mortgage loans, provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security it is not guaranteed by the full faith and credit of the U.S. government. Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgaged-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.


                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.



                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for Mortgage-Backed Securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

                   Asset-Backed Securities.

                  The Funds may also invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                   Asset-backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Corporate Debt Obligations
         --------------------------


                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.


         Foreign Securities, American Depository Receipts ("ADRs") and Foreign Currencies

                  The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may invest in foreign securities including ADRs, securities of domestic issuers denominated in foreign currencies, securities of foreign issuers denominated in either foreign currencies or U.S. dollars, and foreign currencies. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

         Exchange Rate-Related Securities

                  The Total Return Advantage and Enhanced Income Funds may each invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

                  Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

         Forward Currency Exchange Contracts

                  The Total Return Advantage and Enhanced Income Funds may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds. The Funds may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Funds will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover their position in accordance with applicable requirements of the SEC.

         Interest Rate Swaps

                  In order to protect its value from interest rate fluctuations, each of the Total Return Advantage, Enhanced Income and GNMA Funds may enter into interest rate swaps. The Funds expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of their holdings and to protect against an increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Enhanced Income and Total Return Advantage Funds, either "A" or "A-1" or better by S&P, Duff or Fitch, or "A" or "P-1" or better by Moody's or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

         Futures Contracts and Related Options

                  The Total Return Advantage, Enhanced Income and Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts and the GNMA and Bond Funds may invest in futures contracts on U.S. Treasury Obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

                  The Total Return Advantage and Enhanced Income Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Total Return Advantage, Enhanced Income, GNMA and Bond Funds intend to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting the Funds from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

         Risk Factors Associated with Futures and Related Options

                  To the extent the Total Return Advantage, Enhanced Income, GNMA and Bond Funds are engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in their funds that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Funds varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Total Return Advantage, Enhanced Income, GNMA and Bond Funds intend to enter into futures contracts and the Total Return Advantage and Enhanced Income Funds into options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  (a) the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

                  (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  (c) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  (d) the adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

         When-Issued Securities

                  Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that the GNMA and Bond Funds may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

         Variable and Floating Rate Obligations

                  The Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes and adjustable rate mortgages that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could, however, make it difficult for the Funds to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Funds are not entitled to exercise their demand rights, and the Funds could, for these or other reasons, suffer a loss with respect to such instruments.

         Short Term Obligations


                   The Funds may hold some short term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, reverse repurchase agreements, U.S. Treasury bills, money market funds, and guaranteed investment contracts ("GICs").


         Repurchase Agreements

                  Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's adviser deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying fund securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

                  If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying fund securities were less than the repurchase price under the agreements, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Trust's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements

                  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell its portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


                  The Funds may invest in reverse repurchase agreements in the form of Dollar Rolls. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

         U.S. Treasury Obligations and Receipts

                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts"

("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), "Liquid Yield Option Notes" ("LYON's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGR's, LYON's and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury.

                  Securities denominated as TR's, TIGR's, LYON's and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments.



         U.S. Government Obligations


                  Each Fund may purchase obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when their respective advisers believe that the credit risk with respect thereto is minimal.


         Short Sales

                  The GNMA Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  The GNMA Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

         Lending Portfolio Securities

                  In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund's adviser, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         Securities of Other Investment Companies

                  Subject to 1940 Act limitations, each Fund may invest in securities issued by other investment companies (including other investment companies advised by the adviser) which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

         Illiquid Securities

                  The Funds will not knowingly invest more than 15% of their respective net assets in securities that are illiquid.

Illiquid securities would generally include repurchase agreements, interest rate swaps and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

         Special Risk Factors Associated with Derivative Instruments

                  The Funds may purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of different securities, interest or currency exchange rates, or indices. The types of derivative instruments that the Funds may purchase include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations, various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

                  The advisers have determined that the risk features that most distinguish derivatives from other investment instruments (and which heavily influence the market, volatility and leveraging, liquidity, and pricing risks referred to above) can be described generally as "structural risk." Structural risk refers to the contractual features of an investment that can cause its total return to vary with changes in interest rates or other variables. Structural risk is not unique to derivatives, but because derivatives often are created through the intricate division of the cash flows of the underlying security, they can (but do not necessarily) present a high degree of structural risk. Structural risk can arise from variations in coupon levels, principal, and/or average life.


                  The advisers have adopted the following internal policies concerning management of the structural risk inherent in derivative instruments on behalf of the Funds. The risk to the Funds due to the use of derivatives will be limited to the principal invested in such instruments. When the GNMA Fund engages in short sales "against the box," risk of loss will be limited to the value of the securities "in the box." The advisers will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.

         Intermediate Bond Fund. The Fund may invest in moderate structural risk derivatives containing features which can modestly or moderately alter the timing and/or amount of principal return and/or amount of income return. This would include, for example, investments that are subject to normal prepayment variances experienced in mortgage pass-through securities. Periodic occurrence of this degree of structural risk would not be expected to materially impact overall Fund returns relative to its investment objective.

                  The Fund will not invest in high structural risk derivatives whose duration (and hence return) can vary widely depending on moves in interest rates or other contractual variables. Generally, these are instruments which are deemed to have a high sensitivity to changes in interest rates, which could materially alter the effective duration or coupon and return of the instruments.

                  The Fund may invest in mortgage-backed derivative securities, including CMOs, provided that they are not identified by the advisers as "high risk securities" by certain quantitative tests that are generally accepted standards in the investment industry.

                  Other derivative instruments that are suitable for investment include: asset-backed securities such as those backed by automobile loans or credit card receivables. All such securities, however, must conform to the structural risk standards stated above (i.e. not present high structural risk).

                  The advisers do not presently intend to invest in the following types of derivatives on behalf of the Fund:

-        exchange rate-related securities
-        forward currency exchange contracts
-        interest rate swaps
-        futures contracts and related options
- structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics

         Total Return Advantage Fund and Enhanced Income Fund. These Funds may invest in derivative instruments having either moderate structural risk or high structural risk characteristics (as described above in the section pertaining to the Intermediate Bond Fund). There are no policy restrictions on specific types of derivative instruments in which the Funds are permitted to invest. However, structural risk is controlled by adherence to specific overall Fund parameters. The Funds are managed in accordance with a policy goal that constrains the potential variability of overall Fund duration and total return in relation to specified investment performance benchmarks. Fund exposure to derivative instruments having high structural risk characteristics is targeted at a maximum of 5.0% of each Fund's net assets with no individual position greater than 1.0% of each Fund. Variability in total Fund duration caused by these securities is targeted not to exceed 0.1 years in any one calendar year.

         GNMA Fund. The adviser has adopted the following internal policy concerning management of the structural risk inherent in derivative instruments on behalf of the GNMA Fund:

                  The adviser does not presently intend to invest in the following types of derivatives on behalf of the GNMA Fund:

-       exchange rate-related securities
-       forward currency exchange contracts
- structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics

         Bond Fund. The adviser does not presently intend to invest in the following types of derivatives which are structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics.

         Portfolio Turnover

                  Each Fund may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making fund changes in anticipation of expected movements in interest rates or fixed income security prices or in order to take advantage of what the Fund's adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Taxes" below) and increased expenses paid by the Fund due to transaction costs.

                  Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. Each Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions.


                             INVESTMENT LIMITATIONS

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations, as well as non-fundamental investment limitations, are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                           (a)      there is no limitation with respect to
obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

                           (b)      wholly-owned finance companies will be
considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                           (c)      utilities will be divided according to their
services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

                           (d)      personal credit and business credit
businesses will be considered separate industries.

                  2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                  In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

                  Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                        YIELD AND PERFORMANCE INFORMATION

                  From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's yield and total return data for its Retail shares, B shares and Institutional shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares of a Fund over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment.

                  The Funds calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Funds may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

                  Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, respectively, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

                  The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

                  Shareholders should note that the yields and total returns of Retail shares and B shares will be lower than those of the Institutional shares of a Fund because of the different distribution and/or servicing fees. The yields and total returns of the B shares will be lower than those of the Retail shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."

                  Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).


                               PRICING OF SHARES


                  For processing purchase and redemption orders, the net asset value per share of each Fund is calculated on each business day as of the close of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange observes (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day").


                  Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

                  With respect to each Fund, investments in securities are valued at their closing sales price if the principal market is an exchange. Other securities, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Short-term investments with maturities of 60 days or less are generally valued on the basis of amortized cost, unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares will fluctuate as the value of its investment portfolio changes.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

                  Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at Oaks, Pennsylvania 19456.


                   The Distributor, adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of the Funds and other investment funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

PURCHASE OF RETAIL SHARES AND B SHARES

                  Retail shares of the Funds are sold subject to a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between Retail shares and B shares of the Funds, investors should read "Characteristics of Retail Shares and B Shares" and "Factors to Consider When Selecting Retail Shares or B Shares" below.

                  Retail shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail or B shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Investors purchasing shares of a Fund must specify at the time of investment whether they are purchasing Retail shares or B shares.


                  Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments professional, call 1-888-4NATCTY (462-
8289).


                  Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

                  The minimum investment for the initial purchase of Retail shares or B shares in each Fund is $500. All subsequent investments for Retail shares and B shares are subject to a minimum investment of $250. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. We will not accept third-party checks under any circumstance. Investments made in Retail shares or B shares through the Planned Investment Program ("PIP"), a monthly savings program described below, are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described under "Other Redemption Information." Purchases for an IRA through the PIP will be considered as contributions for the year in which the purchases are made.

                  Under a PIP, Investors may add to their investment in Retail shares or B shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an investor's financial institution and invested in additional Retail shares at the Public Offering Price or B shares at the net asset value next determined after an order is received by the Trust. An Investor may apply for participation in a PIP by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares or B shares of the Funds, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

                  All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

                  The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

                  The Public Offering Price for Retail shares of the Total Return Advantage Fund, Intermediate Bond Fund, GNMA Fund and Bond Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund, which is assessed as follows:



                                               AS A %           AS A %            DEALERS'
                                             OF OFFERING        OF NET           REALLOWANCE
                                              PRICE PER       ASSET VALUE         AS A % OF
AMOUNT OF TRANSACTION                           SHARE          PER SHARE       OFFERING PRICE
----------------------                       ----------     -------------       -------------
Less than  $50,000..................             4.75              5.00              4.50

$50,000 but less
  than $100,000.....................             4.00              4.20              3.75

$100,000 but less
  than $250,000.....................             3.75              3.90              3.50

$250,000 but less
 than $500,000......................             2.50              2.80              2.25

$500,000 but less
  than $1,000,000...................             2.00              2.00              1.75

$1,000,000 or more..................             0.00              0.00              0.00


            The Public Offering Price for Retail shares of the Enhanced Income Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund, which is assessed as follows:


                                               AS A %           AS A %            DEALERS'
                                             OF OFFERING        OF NET           REALLOWANCE
                                              PRICE PER       ASSET VALUE         AS A % OF
AMOUNT OF TRANSACTION                           SHARE          PER SHARE       OFFERING PRICE
---------------------                        -----------      -----------      ----------------
Less than $100,000..................             2.75              2.83              2.50

$100,000 but less
  than $250,000.....................             1.75              1.78              1.50

$250,000 but less
 than $500,000......................             1.00              1.01              0.75

$500,000 but less
  than $1,000,000...................             0.50              0.50              0.25

$1,000,000 or more..................             0.00              0.00              0.00



With respect to purchases of $1,000,000 or more of a Fund, the adviser may pay from its own funds a fee of 1.00%, or 0.25% in the case of the Enhanced Income Fund, of the amount invested to the financial institution placing the purchase order.


                  Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

                  No sales charge will be assessed on purchases of Retail shares made by:

                  (a) trustees and officers of the Trust

                  (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

                  (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above


                  (d) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution where affiliates of National City Corporation are serving as a trustee or agent, or certain institutions having relationships with affiliates of National City Corporation.

                  (e) investors purchasing Fund shares through a payroll deduction plan

                  (f) investors investing in the Armada Plus account through National City's Retirement Plan Services

                  (g) investors purchasing fund shares through "one-stop" mutual fund networks

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

                  The applicable sales charge may be reduced on purchases of Retail shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

         Right of Accumulation

                  Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:

                  (a) current purchases

                  (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

                  (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

                  (d) Retail shares purchased by dividends or capital gains that are reinvested

                  If, for example, an Investor beneficially owns Retail shares of the Intermediate Bond Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.75% of the Public Offering Price.

         Letter of Intent

                  An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND (3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased.

                   Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES

                  B shares of each Fund are sold at their net asset value next determined after a purchase order is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on purchases of B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. Broker-dealers and other organizations selling B shares to Investors will receive commissions from the Distributor in connection with sales of B shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of Retail shares.

                  The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.

                  The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


                                                  CONTINGENT DEFERRED
                                                  SALES CHARGE (AS A
                      NUMBER OF YEARS         PERCENTAGE OF DOLLAR AMOUNT
                  ELAPSED SINCE PURCHASE        SUBJECT TO THE CHARGE)
                  ----------------------        ----------------------
Less than one................................            5.0%

More than one, but less
  than two...................................            4.0%

More than two, but less
  than three.................................            4.0%

More than three, but less
  than four..................................            3.0%

More than four, but less
  than five..................................            2.0%

More than five, but less
  than six...................................            1.0%

 After six years.............................            None




                  When an Investor redeems his B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.


                  For example, assume an Investor purchased 100 B shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the Investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such Investor received from selling his shares will be subject to the contingent deferred sales charge, at a rate of 4.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the Investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling B shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to B shares, enables those shares to be purchased without the imposition of a front-end sales charge.

         Exemptions From Contingent Deferred Sales Charge

                  The following types of redemptions qualify for an exemption from the contingent deferred sales charge:

                  (a) exchanges described under "Exchange Privilege Applicable to Retail Shares and B Shares" below

                  (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

                  (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size


                  (d) redemptions in connection with the death or disability of a shareholder

                  (e) redemptions by a settlor of a living trust

                  (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

CHARACTERISTICS OF RETAIL SHARES AND B SHARES

                  The primary difference between Retail shares and B shares lies in their sales charge structures and distribution arrangements. An Investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both Retail shares and B shares are the same.

                  Retail shares are sold at their net asset value plus a front-end sales charge. This front-end sales charge may be reduced or waived in some cases. Retail and Institutional shares are subject to ongoing distribution fees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to its Retail and Institutional shares.

                  B shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. B shares are subject to ongoing distribution fees at an annual rate of up to .75% of the Fund's average daily net assets attributable to its B shares. These ongoing fees, which are higher than those charged on Retail shares, will cause B shares to have a higher expense ratio and pay lower dividends than Retail shares.


                   B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Retail shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to Retail shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of Retail shares as he had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by Retail shares.


                  B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to Retail shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL SHARES OR B SHARES

                  Before purchasing Shares of the Fund, Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Retail shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail shares. In this regard, to the extent that the sales charge for Retail shares is waived or reduced by one of the methods described above, investments in Retail shares become more desirable. The Trust will refuse all purchase orders for B shares of over $250,000.

                  Although Retail shares are subject to a distribution fee, they are not subject to the higher distribution fee applicable to B shares. For this reason, Retail shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of B shares of the Fund.

                  As described above, purchasers of B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by B shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual B shares' distribution fees to the cost of the initial sales charge and distribution fees on the Retail shares. Over time, the expense of the annual distribution fees on the B shares may equal or exceed the initial sales charge, if any, and annual distribution fees applicable to Retail shares. For example, if net asset value remains constant, the aggregate distribution fees with respect to B shares of the Fund would equal or exceed the initial sales charge and aggregate distribution fees of Retail shares of the Fund approximately eight years after the purchase. In order to reduce such fees of Investors that hold B shares for more than eight years, B shares will be automatically converted to Retail shares as described above at the end of such eight-year period.

PURCHASE OF INSTITUTIONAL SHARES

                  Institutional shares are sold primarily to banks and trust companies which are affiliated with National City Corporation (the "Banks"), National Asset Management Corporation ("NAM") customers that are large institutions, and registered investment advisers and financial planners affiliated with National City ("RIAs") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks, NAM or RIAs may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in a Fund. There is no minimum investment.

                  It is the responsibility of the Banks, NAM and RIAs to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks, NAM or RIAs. Confirmations of share purchases and redemptions will be sent to the Banks, NAM and RIAs. Beneficial ownership of Institutional shares will be recorded by the Banks, NAM or RIAs and reflected in the account statements provided by them to their Customers.

                  The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

                  Purchase orders for shares of the Funds which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any business day are processed at the net asset value per share next determined after receipt of the order plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern Time) on the third business day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES AND B SHARES

                  Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND (3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

                  Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks. It is the responsibility of the Banks to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks.

                  If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES


                  A shareholder who purchased shares directly from the Trust may redeem shares in any amount by sending a written request to the Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

                  A shareholder who purchased shares directly from the Trust also may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.

                  During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS


                  The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863). Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals.

OTHER REDEMPTION INFORMATION

                  WHEN REDEEMING SHARES IN A FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING RETAIL SHARES OR B SHARES. In the event a redeeming shareholder owns both Retail shares and B shares in a Fund, the Retail shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.

                  If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

                  Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES AND B SHARES

                  The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of one or more of the Funds (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund, or another investment fund offered by the Trust without the imposition of a sales charge (each a "no load Fund") at the net asset value per share on the date of exchange. As a result, no additional sales charge will be incurred with respect to such an exchange. Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund.

                  Shareholders who have purchased B shares of one or more of the Funds (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.

                  No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863).

                  Any Retail or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next business day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES AND B SHARES

                  Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada Funds money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified Funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

                  The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this Prospectus. Because purchases of Retail Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase Retail shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his financial institution or by calling 1-800-622-FUND(3863).

                    DISTRIBUTION AND SERVICING ARRANGEMENTS


                   Pursuant to the Trust's Distribution Agreement, as amended, and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan relating to the Institutional and Retail classes of shares ("Institutional and Retail Plan") and a separate B Shares Distribution and Servicing Plan relating to the B class of shares ("B Shares Plan"). Under the Institutional and Retail Plan, the Trust pays the following compensation to the Distributor for services provided and expenses assumed in providing the Trust advertising, marketing, prospectus printing and other distribution services: (i) an annual base fee of $1,250,000, plus (ii) incentive fees related to asset growth. Such compensation is payable monthly and accrued daily among the Institutional and Retail classes of the Trust's investment funds with respect to which the Distributor is distributing shares. In the case of each such fund, such compensation shall not exceed .10% per annum of the average aggregate net assets of its Institutional and Retail classes. Under the B Shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the Institutional and Retail Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.

                  Although B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell B shares. These commissions are not paid on exchanges from other Armada funds or on sales to investors exempt from the contingent deferred sales charge.


                   Under the Shareholder Services Plan relating to each Fund's Retail shares and the B Shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions. Pursuant to these agreements the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of Retail or B shares in consideration for the payment of up to .25% (on an annualized basis), with respect to the Total Return Advantage, Intermediate Bond, GNMA and Bond Funds, and up to .10% (on an annualized basis), with respect to the Enhanced Income Fund, of such respective shares' average daily net asset value. Persons entitled to receive compensation for servicing Retail or B shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Trust on behalf of customers, providing information periodically to customers showing their position in Retail or B shares, and providing sub-transfer agent services or the information necessary for subaccounting, with respect to Retail or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.



                           DIVIDENDS AND DISTRIBUTIONS

                  Dividends from the net investment income of the Funds are declared daily and paid monthly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce a Fund's net asset value per share by the per share amount thereof.

                  Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

                                      TAXES

                  Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund will be taxable as ordinary income to its shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) Since all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

                  Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

                  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

                  Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

                  A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

                  Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

                  The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISERS

                  NAM serves as the investment adviser to the Total Return Advantage and Enhanced Income Funds. National City serves as investment adviser to the Intermediate Bond, GNMA and Bond Funds. National City and NAM are wholly owned subsidiaries of National City Corporation. National City provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. National City is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation. NAM is a registered investment adviser providing investment advisory and related services.


                  On September 30, 1997, the Trust Department of National City had approximately $11.1 billion in assets under management, and National City had approximately $23.0 billion in total trust assets. NAM had approximately $8.0 billion in assets under management. The principal offices for each of the investment advisers are as follows:


                  National City
                  1900 East Ninth Street
                  Cleveland, Ohio 44114;

                  NAM
                  101 South Fifth Street
                  Louisville, Kentucky 40202.

                  NAM manages the Total Return Advantage and Enhanced Income Funds, makes decisions with respect to and places orders for all purchases and sales of the Funds' securities and maintains the Funds' records relating to such purchases and sales. The Investment Management Group of NAM makes the investment decisions for these Funds. No individual person is primarily responsible for making recommendations to the Investment Management Group.

                  National City manages the Intermediate Bond, GNMA and Bond Funds. It makes decisions with respect to and places orders for all purchases and sales of the Funds' securities, and maintains the Funds' records relating to such purchases and sales. The Fixed Income Team of National City's Asset Management Group makes the investment decisions for these Funds. No individual person is primarily responsible for making recommendations to the Asset Management Group. Members of the team are:



- Michael E. Santelli, CFA, Vice President and Director of the Fixed Income Team, joined National City in 1995. Previously, he spent a total of 4 years in the mortgage research departments of Donaldson Lufkin and Jenrette and Merrill Lynch. He specializes in the mortgage market.



- Stephen P. Carpenter, Vice President, joined National City in 1989. He has more than 23 years of investment experience with expertise in the area of municipal bonds (taxable as well as tax-free) and money market instruments.

-        Stanley F. Martinez, Investment Officer, joined National City in 1996.
         Previously, he managed taxable money market funds and short duration fixed income portfolios for Mercantile-Safe Deposit & Trust. His focus is on short duration investments across all fixed income sectors.



- Douglas J. Carey, Investment Officer, joined National City in 1995. Prior to joining National City, Mr. Carey was a graduate assistant for the Economic Department of Miami
         University from August 1994 through July 1995. He now specializes in the asset-backed sector.


- Marilou C. Hitt, Assistant Vice President, has worked in National City's Funds Management Trading Department since 1984. She has managed short-term money market instruments for more than ten years. Her responsibilities also include fixed income trading of government and corporate securities.

- Frederick W. "Ted" Ramsey, Vice President of the Fixed Income Research Team, oversees the Fixed Income Team's credit and research area. His experience includes 25 years in corporate banking and credit administration, including 10 years as senior credit officer. In addition to his responsibilities as head of credit research, Mr. Ramsey serves as credit advisor on new investment opportunities and risk management guidelines.


- Barbara A. Nagy, Assistant Vice President, has been with National City since 1982 where she worked in Commercial Lending credit research before joining the Fixed Income Team in 1994. Ms. Nagy is experienced in corporate and municipal credit research. Her investment responsibilities include tax-free money market instruments.

- Don M. McConnell, Research Analyst, joined National City in 1996. Mr. McConnell has responsibility for evaluating portfolio risk measures as well as fixed income sector relative valuation. His responsibilities also include duration management of the funds.


                  The investment adviser(s) are entitled to receive advisory fees, computed daily and payable monthly, at the annual rates of .55% of the average daily net assets of each of the Total Return Advantage, Intermediate Bond, GNMA and Bond Funds, and .45% of the average daily net assets of the Enhanced Income Fund. The adviser(s) may from time to time waive all or a portion of their advisory fees to increase the net income of the Funds available for distribution as dividends.

ADMINISTRATOR

                  PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Funds. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

                  Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Funds: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate each Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of their administration and operation. PFPC is entitled to receive with respect to each Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of each Fund.


                     DESCRIPTION OF THE TRUST AND ITS SHARES


                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 57 separate classes or series of shares of beneficial interest ("shares"). Fifteen of these classes or series, which represent interests in the Intermediate Bond Fund (Class I, Class I - Special Series 1 and Class I - Special Series 2), Enhanced Income Fund (Class O, Class O - Special Series 1 and Class O Special Series 2), Total Return Advantage Fund (Class P, Class P Special Series 1 and Class P - Special Series 2), Bond Fund (Class R, Class R - Special Series 1 and Class R - Special Series 2) and GNMA Fund (Class S, Class S - Special Series 1 and Class S Special Series 2) are described in this Prospectus. Class I, Class O, Class P, Class R and Class S shares constitute the Institutional class or series of shares; Class I - Special Series 1, Class O - Special Series 1, Class P - Special Series 1, Class R - Special Series 1 and Class S Special Series 1 shares constitute the Retail class or series of shares; and Class I Special Series 2, Class O - Special Series 2, Class P - Special Series 2, Class R - Special Series 2 and Class S - Special Series 2 constitute the B class or series of shares. The other Funds of the Trust are:


                     Money Market Fund
                     (Class A, Class A - Special Series 1 and
                     Class A - Special Series 2)

                     Government Money Market Fund (Class B and
                     Class B - Special Series 1)

                     Treasury Money Market Fund (Class C and
                     Class C - Special Series 1)

                     Tax Exempt Money Market Fund
                     (Class D , Class D - Special Series 1 and
                     Class D-Special Series 2))



                     Equity Growth Fund
                     (Class H, Class H - Special Series 1 and
                     Class H - Special Series 2)

                     Ohio Tax Exempt Fund
                     (Class K, Class K - Special Series 1 and
                     Class K - Special Series 2)


                     National Tax Exempt Fund
                     (Class L and Class L - Special Series 1)


                     Equity Income Fund
                     (Class M, Class M - Special Series 1 and
                     Class M - Special Series 2)

                     Small Cap Value Fund
                     (Class N, Class N - Special Series 1 and
                     Class N - Special Series 2)

                     Pennsylvania Tax Exempt Money Market Fund
                     (Class Q and Class Q - Special Series 1)

                     Pennsylvania Municipal Fund
                     (Class T, Class T - Special Series 1 and
                     Class T - Special Series 2)

                     International Equity Fund
                     (Class U, Class U - Special Series 1 and
                     Class U - Special Series 2)


                     Equity Index Fund
                     (Class V and Class V - Special Series 1)


                     Core Equity Fund
                     (Class W, Class W - Special Series 1 and
                     Class W - Special Series 2)

                     Small Cap Growth Fund
                     (Class X, Class X - Special Series 1 and
                     Class X - Special Series 2)

                     Real Return Advantage Fund
                     (Class Y and Class Y - Special Series 1)


                  Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


                  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Shareholder Services Plan and B Shares Plan, only the holders of Retail or B shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.


                  As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

                  The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.


                  As of December 9, 1997, National City held beneficially or of record approximately 12.20% of the outstanding Institutional shares of the Total Return Advantage Fund; approximately 24.26% of the outstanding Institutional shares of the Intermediate Bond Fund; approximately 5.92% of the outstanding Institutional shares of the Enhanced Income Fund; approximately 0.28% of the outstanding Institutional shares of the Bond Fund; and approximately 7.68% of the outstanding Institutional shares of the GNMA Fund. National City has no economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.



                          CUSTODIAN AND TRANSFER AGENT

                  National City Bank serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P. O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.


                                    EXPENSES


                  Except as noted below, the Trust's advisers bear all expenses in connection with the performance of their services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities.


                                  MISCELLANEOUS

                  Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

                  Pursuant to Rule 17f-2, as National City serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

                  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or (b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                  Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

                               ARMADA FUNDS

BOARD OF TRUSTEES                Robert D. Neary
                                     Chairman
                                     Retired Co-Chairman, Ernst & Young
                                     Director:
                                        Cold Metal Products, Inc.
                                        Zurn Industries, Inc.


                                 Herbert R. Martens, Jr.
                                     President
                                     Executive Vice President, National City
                                        Corporation
                                     Chairman, President and Chief Executive
                                        Officer, NatCity Investments, Inc.

                                 Leigh Carter
                                     Retired President and Chief Operating
                                        Officer, B.F. Goodrich Company
                                     Director:
                                        Acromed Corporation
                                        Kirtland Capital Corporation
                                        Morrison Products

                                 John F. Durkott
                                     President and Chief Operating Officer,
                                        Kittle's Home Furnishing's Center, Inc.

                                 Robert J. Farling
                                     Retired Chairman, President and Chief
                                     Executive Officer, Centerior Energy
                                     Director, Republic Engineered Steels

                                 Richard W. Furst, Dean
                                     Dean, Carol Martin Gatton College of
                                        Business and Economics, University of
                                        Kentucky
                                     Director:
                                        Foam Design, Inc.
                                        The Seed Corporation


                                 Gerald L. Gherlein
                                     Executive Vice President and General
                                        Counsel, Eaton Corporation
                                     Trustee:
                                        Meridia Health System

                                           WVIZ Educational Television




                                    J. William Pullen
                                       President and Chief Executive Officer,
                                         Whayne Supply Company

                                  ARMADA FUNDS

                              INVESTMENT ADVISERS

                                 AFFILIATES OF
                           NATIONAL CITY CORPORATION

                            National Asset Management
                                   Corporation
                             101 South Fifth Street
                           Louisville, Kentucky 40202

                               National City Bank
                             1900 East Ninth Street
                              Cleveland, Ohio 44114



                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

INTRODUCTION .................................................................
EXPENSE TABLE ................................................................
FINANCIAL HIGHLIGHTS .........................................................
INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT LIMITATIONS .......................................................
YIELD AND PERFORMANCE INFORMATION ............................................
PRICING OF SHARES ............................................................
HOW TO PURCHASE AND REDEEM SHARES ............................................
DISTRIBUTION AND SERVICING ARRANGEMENTS.......................................
DIVIDENDS AND DISTRIBUTIONS ..................................................
TAXES ........................................................................
MANAGEMENT OF THE TRUST ......................................................
DESCRIPTION OF THE TRUST AND ITS SHARES.......................................
CUSTODIAN AND TRANSFER AGENT .................................................
EXPENSES .....................................................................
MISCELLANEOUS ................................................................


                                  ARMADA FUNDS

                                   PROSPECTUS





                                December 23, 1997





                       Armada Total Return Advantage Fund

                          Armada Intermediate Bond Fund

                           Armada Enhanced Income Fund

                                Armada GNMA Fund

                                Armada Bond Fund

--------------------------------------------------------------
|-  SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR      |
|OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHER-         |
|WISE SUPPORTED BY, NATIONAL CITY BANK, NATIONAL             |
|ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR       |
|ANY OF THEIR AFFILIATES OR ANY BANK.                        |
|                                                            |
|-  SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR            |
|GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY             |
|GOVERNMENTAL AGENCY OR STATE.                               |
|                                                            |
|- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVEST-        |
|MENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL        |
|AMOUNT INVESTED.                                            |
|                                                            |
|National City Bank and National Asset Management Corporation| |serve as investment advisers to Armada Funds for which they |
|receive an investment advisory fee. Past performance        |
|is not indicative of future performance, and the            |
|investment return will fluctuate, so that you may have      |
|a gain or loss when you sell your shares.                   |
-------------------------------------------------------------


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 ARMADA FUNDS

                     STATEMENT OF ADDITIONAL INFORMATION

                              DECEMBER 23, 1997

                         TOTAL RETURN ADVANTAGE FUND

                            INTERMEDIATE BOND FUND

                             ENHANCED INCOME FUND

                                  GNMA FUND

                                  BOND FUND








This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the above Funds of Armada Funds (the "Trust"), dated December 23, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), Oaks, Pennsylvania 19456.

                                                 TABLE OF CONTENTS

                                                 -----------------


                                                                                               PAGE
                                                                                                ----
         STATEMENT OF ADDITIONAL INFORMATION...................................................   1

         INVESTMENT OBJECTIVES AND POLICIES....................................................   1

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................................  12

         DESCRIPTION OF SHARES.................................................................  15

         ADDITIONAL INFORMATION CONCERNING TAXES...............................................  17

         TRUSTEES AND OFFICERS.................................................................  20


         ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
            SERVICES AND TRANSFER AGENCY AGREEMENTS............................................  24

         SHAREHOLDER SERVICES PLAN.............................................................  31

         PORTFOLIO TRANSACTIONS................................................................  32

         AUDITORS..............................................................................  34

         COUNSEL...............................................................................  34

         YIELD AND PERFORMANCE INFORMATION.....................................................  35

         MISCELLANEOUS.........................................................................  40

         FINANCIAL STATEMENTS..................................................................  45


         APPENDIX A............................................................................ A-1

         APPENDIX B............................................................................ B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Total Return Advantage, Intermediate Bond (formerly, the "Fixed Income Fund"), Enhanced Income, GNMA and Bond (formerly, the "Intermediate Government Fund") Funds. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                  The GNMA Fund and Bond Fund commenced operations on August 10, 1994 as separate investment portfolios (the "Predecessor GNMA Fund" and "Predecessor Intermediate Government Fund," collectively the "Predecessor Funds") of Inventor Funds, Inc. which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of Armada. Prior to the reorganization, the Predecessor Funds offered and sold shares of stock that were similar to Armada's Retail shares of beneficial interest.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the advisers' investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Funds.

ASSET-BACKED SECURITIES
-----------------------

                  As described in the Prospectus, each Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations ("CMOS") issued by private companies.

                  Each Fund may invest in securities the timely payment of principal and interest on which are guaranteed by the Government National Mortgage Association ("GNMA") a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S.

Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Total Return Advantage and Enhanced Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a Fund to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Total Return Advantage and Enhanced Income Funds' adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of the Enhanced Income and Total Return Advantage Funds' assets that could be required to consummate forward contracts will be established with the Funds'

Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

INTEREST RATE SWAPS
-------------------

                  The Total Return Advantage, Enhanced Income and GNMA Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

                  The Total Return Advantage, Enhanced Income and GNMA Funds will only enter into interest rate swaps on a net basis, (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their respective advisers believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Funds' custodian.

                  If there is a default by the other party to an interest rate swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------

                  For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

INCOME PARTICIPATION LOANS
--------------------------

                  The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

WHEN-ISSUED SECURITIES
----------------------

                  Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

VARIABLE AND FLOATING RATE OBLIGATIONS
--------------------------------------

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the advisers. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SHORT TERM OBLIGATIONS
----------------------

                  Each Fund may invest in various short term obligations including those described below.

                  Investments include commercial paper and other short term promissory notes issued by corporations (including variable and floating rate instruments). In addition, the Total Return Advantage, Intermediate Bond and Enhanced Income Funds may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each such Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of each such Fund's total assets at the time of purchase.

                  The Total Return Advantage, Intermediate Bond and Enhanced Income Funds may also make limited investments in Guaranteed Investment Contracts ("GIC") issued by U.S. insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when its advisers have determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.

U.S. GOVERNMENT OBLIGATIONS
---------------------------

                  As described in the Prospectus, each Fund may purchase obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the advisers believe that the credit risk with respect thereto is minimal.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER
------------------

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making fund decisions.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.


                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.


                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, AS CONSISTENT WITH A FUND'S INVESTMENT OBJECTIVE AND POLICIES, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.

                  The Funds do not intend to purchase securities while their respective outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of their respective total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------



                  Shares in each Fund are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.




                  The B shares class for each Fund is expected to commence operations on or about January 1, 1998.



                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  As described in the Prospectus, Institutional shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Retail shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value plus a front-end load or sales charge as described in the Prospectus. B shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1997, sales loads paid by shareholders of the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds totalled $50, $6, $68, $6 and $6, respectively.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Funds permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS
--------------------------------------------

                  Illustrations of the computation of the offering price per Retail share of the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds, based on the value of the Funds' net assets and number of outstanding shares on May 31, 1997 are as follows:

                                    TABLE
                                    -----

                         TOTAL RETURN ADVANTAGE FUND
                         ---------------------------



Net Assets of Retail Shares............................................                 $2,186,227

Outstanding Retail Shares..............................................                    221,051

Net Asset Value Per Share
($2,186,227 / 221,051).................................................                 $     9.89


Sales Charge, 4.75% of
offering price (4.95% of
net asset value per share)*............................................                       0.49

Offering to Public.....................................................                 $    10.38


* Reflects current sales charge


                                              INTERMEDIATE BOND FUND
                                              ----------------------

Net Assets of Retail Shares............................................                 $3,719,976

Outstanding Retail Shares..............................................                    357,016

Net Asset Value Per Share
($3,719,976 / 357,016).................................................                 $    10.42


Sales Charge, 4.75% of
offering price (4.99% of
net asset value per share)*............................................                       0.52


Offering to Public.....................................................                 $    10.94


                                               ENHANCED INCOME FUND
                                               --------------------

Net Assets of Retail Shares............................................                 $2,050,874

Outstanding Retail Shares..............................................                    205,025

Net Asset Value Per Share
($2,050,874 / 205,025).................................................                 $    10.00

Sales Charge, 2.75% of
offering price (2.80% of
net asset value per share).............................................                       0.28

Offering to Public.....................................................                 $    10.28

                                                     GNMA FUND
                                                     ---------

Net Assets of Retail Shares............................................                 $  128,326

Outstanding Retail Shares..............................................                     12,644

Net Asset Value Per Share
($128,326 / 12,644)....................................................                 $    10.15


Sales Charge, 4.75% of
offering price (5.02% of
net asset value per share)*............................................                       0.51

Offering to Public.....................................................                 $    10.66


                                                     BOND FUND
                                                     ---------
Net Assets of Retail Shares............................................                 $   23,394

Outstanding Retail Shares..............................................                      2,335



* Reflects current sales charge
                                     -14-

Net Asset Value Per Share
($23,394 / 2,335)......................................................                 $    10.02

Sales Charge,  4.75% of
offering price (4.99% of
net asset value per share)*............................................                       0.50

Offering to Public.....................................................                 $    10.52



EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Retail or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail or B shares and account number. The Transfer Agent's records of such instructions are binding.


                              DESCRIPTION OF SHARES
                              ---------------------



                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 57 classes or series of shares. Fifteen of these classes or series, which represent interests in the Intermediate Bond Fund (Class I, Class I - Special Series 1 and Class I - Special Series 2), Enhanced Income Fund (Class O, Class O - Special Series 1 and Class O - Special Series 2), Total Return Advantage Fund (Class P, Class P - Special Series 1 and Class P - Special Series 2), Bond Fund (Class R, Class R -Special Series 1 and Class R - Special Series 2) and GNMA Fund (Class S Class S - Special Series 1 and Class S - Special Series 2) are


* Reflects current sales charge
described in this Statement of Additional Information and the related
Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Institutional and Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. Some of the investments that the Funds may make (such as equipment lease and trust certificates) may not be securities or may not produce qualifying income. Therefore, it may be necessary for the advisers to restrict the investments of the Funds to ensure that nonqualifying income does not exceed 10% of its total gross income for a taxable year.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "short-short test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Effective for taxable years beginning after August 4, 1997, the recently enacted Taxpayer Relief Act of 1997 repeals the short-short test.

                  Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of such Funds' shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                             TRUSTEES AND OFFICERS
                             ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    --------------                        ----------------------
Robert D. Neary                                     Chairman of the Board                 Retired Co-Chairman of
32980 Creekside Drive                               and Trustee                           Ernst & Young, April 1984-
Pepper Pike, OH 44124                                                                     September 1993; Director,
Age 64                                                                                    Cold Metal Products, Inc.,
                                                                                          since March 1994;
                                                                                          Director, Zurn Industries,
                                                                                          Inc. (building products
                                                                                          and construction
                                                                                          services), since June
                                                                                          1995.


Herbert R. Martens, Jr.*                            President and Trustee                 Executive Vice President,
c/o NatCity Investments                                                                   National City Corporation
1965 E. Sixth Street                                                                      (bank holding company),
Cleveland, OH  44114                                                                      since July 1997; Chairman,
Age 45                                                                                    President and Chief Executive
                                                                                          Officer, NatCity
                                                                                          Investments, Inc., since
                                                                                          July 1995 (investment
                                                                                          banking); President and
                                                                                          Chief Executive Officer,
                                                                                          Raffensperger, Hughes &
                                                                                          Co., from 1993 until 1995
                                                                                          (broker-dealer);
                                                                                          President, Reserve Capital
                                                                                          Group, from 1990 until
                                                                                          1993.

Leigh Carter*                                       Trustee                               Retired President and
13901 Shaker Blvd., #6B                                                                   Chief Operating Officer,
Cleveland, OH  44120                                                                      B.F. Goodrich Company,
Age 72                                                                                    August 1986 to September
                                                                                          1990; Director, Adams
                                                                                          Express Company (closed-
                                                                                          end investment company),
                                                                                          April 1982 to December 1997;
                                                                                          Director, Acromed
                                                                                          Corporation (producer of
                                                                                          spinal implants), since
                                                                                          June 1992; Director,
                                                                                          Petroleum & Resources
                                                                                          Corp., April 1987 to
                                                                                          December 1997; Director,
                                                                                          Morrison Products (manufacturer
                                                                                          of blower fans and air
                                                                                          moving equipment), since April
                                                                                          1983; Director, Kirtland Capital
                                                                                          Corp. (privately funded investment
                                                                                          group), since January 1992.

John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishings
Age 53                                                                                    Center, Inc., since
                                                                                          January 1982; partner,
                                                                                          Kittles Bloomington
                                                                                          Property Company, since
                                                                                          January 1981; partner,
                                                                                          KK&D (Affiliated Real
                                                                                          Estate Companies of
                                                                                          Kittle's Home Furnishing's
                                                                                          Center), since January
                                                                                          1989.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    --------------                        ----------------------

Robert J. Farling                                   Trustee                               Retired Chairman, President
1608 Balmoral Way                                                                         and Chief Executive Officer,
Westlake, OH  44145                                                                       Centerior Energy (electric
Age 61                                                                                    utility), March 1992
                                                                                          to October 1997; Director,
                                                                                          National City Corporation (bank
                                                                                          holding company) until
                                                                                          October 1997; Director,
                                                                                          Republic Engineered Steels,
                                                                                          since October 1997.

Richard W. Furst, Dean                              Trustee                               Professor of Finance and
600 Autumn Lane                                                                           Dean, Carol Martin Gatton
Lexington, KY  40502                                                                      College of Business and
Age 59                                                                                    Economics, University of
                                                                                          Kentucky, since 1981;
                                                                                          Director, The Seed
                                                                                          Corporation (restaurant
                                                                                          group), since 1990;
                                                                                          Director, Foam Design,
                                                                                          Inc. (manufacturer of
                                                                                          industrial and commercial
                                                                                          foam products), since
                                                                                          1993.

Gerald L. Gherlein                                  Trustee                               Executive Vice-President
3679 Greenwood Drive                                                                      and General Counsel, Eaton
Pepper Pike, OH  44124                                                                    Corporation, since 1991
Age 59                                                                                    (global manufacturing);
                                                                                          Trustee, Meridia Health
                                                                                          System (four hospital
                                                                                          health system); Trustee,
                                                                                          WVIZ Educational
                                                                                          Television (public
                                                                                          television).



                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    --------------                        ----------------------

J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 58                                                                                    President and Chief
                                                                                          Executive Officer,
                                                                                          American Contractors
                                                                                          Rentals & Sales (rental
                                                                                          subsidiary of Whayne
                                                                                          Supply Co.), since 1988.

W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath
  Bank Building                                                                           LLP, Philadelphia,
1345 Chestnut Street                                                                      Pennsylvania
Suite 1100
Philadelphia, PA  19107
Age 54

Neal J. Andrews                                     Treasurer                             Vice President and
PFPC Inc.                                                                                 Director of Investment
400 Bellevue Parkway                                                                      Accounting, PFPC Inc.,
Wilmington, DE  19809                                                                     since 1992; prior thereto,
Age 31                                                                                    Senior Auditor, Price
                                                                                          Waterhouse, LLP

--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.

                  Herbert R. Martens, Jr., President of the Trust, is Executive Vice President of National City Corporation, which is the parent company of both advisers, and Chairman and Chief Executive Officer of NatCity Investments, Inc., a registered broker-dealer that is affiliated with the advisers. W. Bruce McConnel, III, Esq., Secretary of the Trust, is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Neal J. Andrews, Treasurer of the Trust, is employed by PFPC Inc., which receives fees as administrator to the Trust.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $125,000. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the trustees of the Trust for the fiscal year ended May 31, 1997:

                                                                 Pension or
                                                                 Retirement
                                                              Benefits Accrued                                     Total
                                            Aggregate            as Part of               Estimated            Compensation
               Name of                    Compensation           the Trust's           Annual Benefits           from the
          Person, Position               from the Trust           Expenses             Upon Retirement             Trust
          ----------------               --------------           --------             ---------------             -----
Robert D. Neary,                             $18,750                 $0                      $0                   $18,750
Chairman and Trustee

Thomas R. Benua, Jr.,                        $17,500                 $0                      $0                   $17,500
Trustee*

Leigh Carter, Trustee                        $17,500                 $0                      $0                   $17,500

John F. Durkott, Trustee                     $17,500                 $0                      $0                   $17,500

Robert J. Farling, Trustee                     **                    **                      **                     **

Richard W. Furst, Trustee                    $17,500                 $0                      $0                   $17,500

Gerald L. Gherlein, Trustee                    **                    **                      **                     **

Herbert R. Martens, Jr.,                       **                    **                      **                     **
President and Trustee

J. William Pullen, Trustee                   $17,500                 $0                      $0                   $17,500

Richard B. Tullis, Trustee*                  $18,750                 $0                      $0                   $18,750

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable

-------------
* Messrs. Benua and Tullis resigned as trustees as of July 17, 1997 and November 19, 1997, respectively.

* Messrs. Farling, Gherlein and Martens were not trustees of the Trust during the fiscal year ended May 31, 1997.

thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.


                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AGREEMENTS
-------------------

                  As described in the Prospectus, National Asset Management Corporation ("NAM") serves as investment adviser to the Total Return Advantage and Enhanced Income Funds; National City Bank ("National City") serves as investment adviser to the Intermediate Bond, GNMA and Bond Funds. The advisers are affiliates of National City Corporation, a bank holding company with $52 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $41 billion in assets. From time to time, the advisers may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to advisory agreements relating to the Total Return Advantage, Intermediate Bond and Enhanced Income Funds, the Trust incurred advisory fees in the following respective amounts for the fiscal years ended May 31, 1997, 1996 and 1995: (i) $0 (after waivers of $1,530,963), $0 (after waivers of $1,545,558) and $0 (after waivers of $1,176,389) for the Total Return Advantage Fund; (ii) $550,261 (after waivers of $118,288), $588,875 and $493,595
(after waivers of $0) for the Intermediate Bond Fund; and (iii) $0 (after waivers of $296,129), $0 (after waivers of $298,505) and $0 (after waivers of $236,026) for the Enhanced Income Fund.

                  Pursuant to an advisory agreement relating to the GNMA and Bond Funds, the Trust incurred advisory fees in the following amounts for the fiscal year ended May 31, 1997: (i) $323,854 (after fee waivers of $50,450) for the GNMA Fund and (ii) $485,145 (after fee waivers of $54,417) for the Bond Fund.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Funds) until May 31, 1997, National City, the adviser of the GNMA and Bond Funds, earned advisory fees of $256,168 and $366,399 and waived fees in the amounts of $0 and $0 for the GNMA and Bond Funds, respectively. Integra Trust Company ("Integra"), the investment adviser to the Predecessor GNMA and Bond Funds, earned the following advisory fees with respect to such funds for the stated periods: (i) $118,136 and $173,163 for the period from June 1, 1996 until September 9, 1996; (ii) $36,971 and $53,654 for the one-month period ended May 31, 1996; (iii) $385,463 and $602,602 for the fiscal year ended April 30, 1996; and (iv) $178,282 and $132,372 for the period from August 10, 1994 (commencement of operations) through April 30, 1995, respectively. Integra waived advisory fees during the same periods in the amounts of: (i) $50,450 and $54,417; (ii) $9,583 and $11,464; (iii) $107,340 and $130,371; and (iv) $72,352
and $76,919, respectively.

                  Each current Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the advisers in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the advisers have undertaken in their respective Advisory Agreements to maintain their policy and practice of conducting their Trust Departments independently of their Commercial Departments.

                  The current Advisory Agreement with respect to the Total Return Advantage and Enhanced Income Funds was approved by a majority of shareholders of each such Fund at a Special Meeting of Shareholders held on November 19, 1997 in order to approve such Advisory Agreement. The current Advisory Agreement relating to the Intermediate Bond, GNMA and Bond Funds was approved by the shareholders of each such Fund at a Special Meeting of Shareholders held on November 19, 1997 in order to approve such Advisory Agreement. Unless sooner terminated, each Advisory Agreement will continue in effect with respect to each Fund to which it relates until September 30, 1998 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Fund's Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement may be terminated by the Trust or the adviser(s) on 60 days written notice, and will terminate immediately in the event of its assignment.

AUTHORITY TO ACT AS INVESTMENT ADVISERS

                  Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The advisers believe that they may perform the services for the Funds contemplated by their Advisory Agreements with the Trust as described in such agreements and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the advisers from continuing to perform services for the Trust. If the advisers were prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

                  Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the advisers, or their affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the advisers and their affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

                  If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the advisers, or an affiliate of the advisers, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the advisers, or such an affiliate, might offer to provide such services.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT
------------------------------------------------

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following respective fees to PFPC for the fiscal years ended May 31, 1997, 1996 and 1995: (i) $258,768, $260,951 and $150,557 (after waivers of $55,353) for the Total Return Advantage Fund; (ii) $121,554, $107,068 and $89,856 for the Intermediate Bond Fund; and
(iii) $65,807, $866,336 and $37,396 (after waivers of $14,882) for the Enhanced Income Fund.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Funds) until May 31, 1997, PFPC earned administration fees of $46,576 and $66,618 for the GNMA and Bond Funds, respectively. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor GNMA and Bond Funds and earned the following fees with respect to such funds for the stated periods: (i) $30,378 and $44,528 for the period from June 1, 1996 until September 9, 1996; (ii) $9,507 and $13,797 for the one-month period ended May 31, 1996; (iii) $99,119 and $154,955 for the fiscal year ended April 30, 1996; and (iv) $52,643 and $65,623 for the period from August 10, 1994 (commencement of operations) through April 30, 1995.

DISTRIBUTION PLANS AND RELATED AGREEMENT
----------------------------------------

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreements with the Trust as described in the Prospectus. Shares are sold on a continuous basis.



                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for Retail and Institutional shares (the "Retail and Institutional Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan," and, collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of Institutional and Retail shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and related Distribution Agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreement will benefit the Trust and its shareholders.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in either Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Distribution Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The Retail and Institutional Shares Plan provides that each fund will compensate the Distributor for distribution expenses related to the distribution of Institutional and Retail shares in an amount not to exceed .10% per annum of the fund's average aggregate net assets of such shares. The Retail and Institutional Shares Plan provides that the Trust will pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trust's investment funds with respect to the Institutional and Retail shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of such class's average net assets. Distribution expenses payable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders.



                  The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.



                  For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $13,764, $6,603 and $3,317 with respect to the Total Return Advantage, Intermediate Bond and Enhanced Income Funds under the Retail and Institutional Shares Plan. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Total Return Advantage Fund, $4,129 was attributable to distribution services and $9,635 was attributable to marketing/consultation. Of the aggregate amount paid to the Distributor by the Trust with respect to the Intermediate Bond Fund, $1,981 was attributable to distribution services and $4,622 was attributable to marketing/consultation. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Enhanced Income Fund, $995 was attributable to distribution services and $2,322 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/ Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.



                  For the period from June 1, 1996 through March 7, 1997, the Trust paid its previous distributor, 440 Financial Distributors, Inc. ("440 Financial") $15,367, $50,925 and $3,612 with respect to the Total Return Advantage, Intermediate Bond and

Enhanced Income Funds under the Retail and Institutional Shares Plan.




                  For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $3,416 and $4,827 with respect to the GNMA and the Bond Fund under the Retail and Institutional Shares Plan. Of the aggregate amounts paid the Distributor by the Trust with respect to the GNMA Fund, $1,025 was attributable to distribution services and $2,391 was attributable to marketing/consultation. Of the aggregate amount paid to the Distributor by the Trust with respect to the Bond Fund, $1,448 was attributable to distribution services and $3,379 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/ Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning. For the period from September 9, 1996 (date of reorganization of the Predecessor Funds) through March 7, 1997, the Trust paid 440 Financial $10,100 and $14,614 for the GNMA and Bond Funds under the Retail and Institutional Shares Plan.



                  Class A Shares of the Predecessor GNMA and Bond Funds were subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provided for reimbursement to the Predecessor Funds' distributor of the Funds' distribution expenses, including (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of Inventor's shares excluding the distributor's expenses for travel, communication, compensation and benefits for sales personnel; and
(4) any other expenses reasonably incurred in connection with the distribution and marketing of Class A shares subject to approval by a majority of disinterested directors of Inventor. For the period from June 1, 1996 until September 9, 1996, the distributor of the Predecessor GNMA and Bond Funds received $0 (after waivers of $42,191) and $0 (after waivers of $61,844), respectively.



CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------



                   National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse fund securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's fund securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                           SHAREHOLDER SERVICES PLANS

                           --------------------------

                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan relating to each Fund's Retail shares and the B Shares Plan for each Fund's B shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares or B shares in consideration for the payment of up to .25% (on an annualized basis) in the case of the Total Return Advantage, Intermediate
Bond, GNMA and Bond Funds, and .10% (on an annualized basis), in the case of the Enhanced Income Fund, of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail or B shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail or B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.


                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to its Advisory Agreement with the Trust, NAM is responsible for making decisions with respect to and placing orders for all purchases and sales of fund securities for the Total Return Advantage and Enhanced Income Funds. Under its Advisory Agreement with the Trust, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Intermediate Bond, GNMA and Bond Funds. The advisers purchase portfolio securities for the Funds either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the fiscal years ended May 31, 1997, 1996 and 1995, the Total Return Advantage Fund paid brokerage commissions in the amounts of $0, $0 and $14,093. For the fiscal years ended May 31, 1997, 1996 and 1995, the Intermediate Bond and Enhanced Income Funds did not pay any brokerage commissions.

                  For the period from September 9, 1996 (date of reorganization of the Predecessor Funds) until May 31, 1997, the GNMA and Bond Funds paid no brokerage commissions. For the period from June 1, 1996 until September 9, 1996, the one-month fiscal period ended May 31, 1996, and the fiscal years ended April 30, 1996 and 1995, the Predecessor GNMA and Bond Funds did not pay any brokerage commissions.

                  While the advisers generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the current

Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the advisers are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the advisers may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the advisers and does not reduce the fees payable to them by the Funds. Such information may be useful to the advisers in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out their obligations to the Trust.

                   Portfolio securities will not be purchased from or sold to the Funds' advisers, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to its advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  As adviser to the Total Return Advantage and Enhanced Income Funds, NAM has agreed to maintain its policy and practice of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. While serving as adviser to the Trust, National City has similarly agreed to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department. In making investment recommendations for the Trust, personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  The Trust is required to identify any securities of its "regular brokers or dealers" during its most recent fiscal year. At May 31, 1997, (i) the Total Return Advantage Fund held Prudential Insurance corporate bonds with a value of $2,598,244 and maturing on July 15, 2015; (ii) the Intermediate Bond Fund held Prudential Home Mortgage Securities Series 1996-7, Class A7 security with a value of $2,399,609 and maturing on January 2, 2007; and also held Prudential Insurance corporate bonds with a value of $5,050,000 and maturing on July 1, 2007; (iii) the Bond Fund held Prudential Home Mortgage Securities Series 1996-7, Class A7 security with a value of $1,439,766 and maturing on January 2, 2007.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the advisers. Such other Funds, investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law and by each of the current Advisory Agreements, the advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.


                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1997, for the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                  The financial statements for periods or years prior to May 31, 1997 with respect to the Predecessor Funds, which are incorporated by reference in this Statement of Additional Information, were audited by Coopers & Lybrand, L.L.P., independent accountants for the Predecessor Funds whose report dated July 26, 1996 expressed an unqualified opinion on such financial statements, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.


                        YIELD AND PERFORMANCE INFORMATION
                        ---------------------------------

                  Each Fund's "yield" described in the Prospectus is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Each Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                  a-b to the sixth power
                                    Yield = 2 [(------) - 1]
                                                cd + 1

         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  Each Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of Retail Shares" and "Sales Charges Applicable to Purchases of B Shares" in the Prospectus.

                  For the 30-day period ended May 31, 1997, the yields of the Retail and Institutional shares of the Total Return Advantage Fund, Intermediate Bond Fund, Enhanced Income Fund, GNMA Fund and Bond Fund were 6.20% and 6.70%, 5.39% and 5.86%, 5.94% and 6.19%, 5.71% and 6.19%, and 5.19% and 5.64%,
respectively.

                  Each Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
This calculation can be expressed as follows:

                                           ERV  1/n
                                    T = [(-----) - 1]
                                            P

       Where:              T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                 ERV
                                               (-----) - 1
                                                  P


                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Funds' mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The average annual total returns for the Total Return Advantage Fund's fiscal year ended May 31, 1997 were 4.33% (after taking the sales load into account) and 8.35% (without taking into account any sales load) for its Retail shares and 8.51% for its Institutional shares. The average annual total returns since the Total Return Advantage Fund's commencement of operations through May 31, 1997 were 6.24% (after taking into account the sales load) and 7.75% (without taking into account any sales load) for its Retail shares and 8.22% for its

Institutional shares. The Retail share class of the Total Return Advantage Fund commenced operations on September 6, 1994 and the Institutional share class of the Total Return Advantage Fund commenced operations on July 7, 1994.

                  The average annual total returns for the Intermediate Bond Fund's fiscal year ended May 31, 1997 were 2.40% (after taking the sales load into account) and 6.36% (without taking into account any sales load) for its Retail shares and 6.63% for its Institutional shares. The average annual total returns since the Intermediate Bond Fund's commencement of operations through May 31, 1997 were 6.82% (after taking into account the sales load) and 7.37% (without taking into account any sales load) for its Retail shares and 7.61% for its Institutional shares. The Intermediate Bond Fund commenced operations on December 20, 1989.

                  The average annual total returns for the Enhanced Income Fund's fiscal year ended May 31, 1997 were 3.03% (after taking the sales load into account) and 5.91% (without taking into account any sales load) for its Retail shares and 6.02% for its Institutional shares. The average annual total returns since the Enhanced Income Fund's commencement of operations through May 31, 1997 were 4.77% (after taking into account the sales load) and 5.87% (without taking into account any sales load) for its Retail shares and 5.95% for its Institutional shares. The Retail share class of the Enhanced Income Fund commenced operations on September 9, 1994 and the Institutional share class of the Enhanced Income Fund commenced operations on July 7, 1994.

                  The average annual total returns for the GNMA Fund's one year period ending May 31, 1997 were 4.76% (after taking the sales load into account) and 8.83% (without taking into account any sales load) for its Retail shares and 9.03% for its Institutional shares. The average annual total returns since the GNMA Fund's commencement of operations through May 31, 1997 were 6.75% (after taking into account the sales load) and 8.21% (without taking into account any sales load) for its Retail shares and 8.27% for its Institutional shares. The GNMA Fund commenced operations on August 10, 1994.

                  The average annual total returns for the Bond Fund's one year period ending May 31, 1997 were 3.19% (after taking the sales load into account) and 7.22% (without taking into account any sales load) for its Retail shares and 7.41% for its Institutional shares. The average annual total returns since the Bond Fund's commencement of operations through May 31, 1997 were 5.27% (after taking into account the sales load) and 6.72% (without taking into account any sales load) for its Retail shares and 6.78% for its Institutional shares. The Bond Fund commenced operations on August 10, 1994.

                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested or the ending value redeemed any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials, discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the

Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organizational expenses are amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.




                  As of November 30, 1997, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

INTERMEDIATE BOND FUND (INSTITUTIONAL)
---------------------------------------
                                                    OUTSTANDING SHARES                            PERCENTAGE
                                                    ------------------                            ----------
Columbus Foundation                                     710,755.536                                  5.13%
Field of Interest
Attn:  Trust Mutual
Funds
P. O. Box  94777
Cleveland, OH
44101-4777



ENHANCED INCOME FUND (INSTITUTIONAL)
------------------------------------
                                                    OUTSTANDING SHARES                            PERCENTAGE
                                                    ------------------                            ----------

Key Trust Company                                       665,345.033                                  9.57%
FBO St. Luke's Self
Ins.
800 Superior Avenue
Cleveland, OH
44101-4717


INTERMEDIATE BOND FUND (RETAIL)
-------------------------------

                                                    OUTSTANDING SHARES                            PERCENTAGE
                                                    ------------------                            ----------
Wheat First FBO                                       103,132.320                                    31.02%
Intrac
Attn:  Gary Ream
8440 Woodfield
Crossing Blvd.
Indianapolis, IN
46240-2476

Wheat First FBO                                        52,083.682                                    15.67%
B.F. Beverage Co.,
Inc.
3150 Shelby Street
Indianapolis, IN
46227-3165

ENHANCED INCOME FUND (RETAIL)
-----------------------------
                                                    OUTSTANDING SHARES                            PERCENTAGE
                                                    ------------------                            ----------
Wheat First FBO                                         185,423.434                                  78.15%
Intrac
Attn:  Gary Ream
8440 Woodfield
Crossing Blvd.
Indianapolis, IN
46240-2476


Wheat First FBO B.F.                                     33,515.487                                  14.13%
Beverage Co, Inc.
3150 Shelby  Street
Indianapolis, IN
46227-3165


Wheat First FBO                                          12,711.054                                   5.36%
Harvey M. Brunner,
Jr. IRA
700 Brick Mill
Run, Apt. 106
Westlake, OH  44145-
1655




BOND FUND (RETAIL)
------------------
                                                    OUTSTANDING SHARES                            PERCENTAGE
                                                    ------------------                            ----------

SEI Trust Company                                          2,374.799                                 59.34%
Cust for the IRA
Account
FBO William J.
Fortwangler
353 Conniston Avenue
Pittsburgh, PA
15210-3231


FirstCinco FBO Cash                                        1,463.648                                 36.57%
Account
P. O. Box 640229
Cincinnati, OH
45264


GNMA FUND (RETAIL)
-----------------------------
                                                    OUTSTANDING SHARES                            PERCENTAGE
                                                    ------------------                            ----------

SEI Trust Company                                          3,962.834                                 29.92%
Cust for the IRA
Account
FBO Virginia A.
Jasek
1701 Iowa Drive
West Mifflin, PA
15122-3931


SEI Trust Company                                          2,970.988                                 22.43%
Cust for the IRA
Account
FBO R/O Helen M.
Weyer
2600 Mohawk Drive
White Oak, PA
15131-3121


SEI Trust Company                                          2,256.666                                 17.04%
Cust for the IRA
Account
FBO R/O William C.
Rodgers
177 C. Pennwood
Avenue
Pittsburgh, PA
15218-1458


June C. Muraco &                                           1,740.054                                 13.14%
Joseph E. Muraco
116 Patterson
Avenue
Carnegie, PA  15106-
2827


Edith  DeShantz &                                          1,053.450                                  7.95%
Herman  H. DeShantz
590 Dorchester
Avenue
Pittsburgh, PA
15226-2020


FirstCinco FBO                                               721.671                                  5.45%
Cash Account
P. O. Box 640229
Cincinnati, OH
45264

TOTAL RETURN ADVANTAGE FUND (RETAIL)
-----------------------------------
                                                    OUTSTANDING SHARES                            PERCENTAGE
                                                    ------------------                            ----------

Wheat First FBO                                         219,062.274                                 97.60%
Intrac
Attn:  Gary Ream
8440 Woodfield
Crossing Blvd.
Indianapolis, IN
46240-2476






                              FINANCIAL STATEMENTS
                              --------------------

                  The audited financial statements contained in the annual report for the Funds for the fiscal year ended May 31, 1997 are hereby incorporated herein by reference. Copies of the annual report may be obtained by calling the Trust at 1-800-622-FUND (3863) or by writing to the Trust, Oaks, Pennsylvania 19456.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS


CORPORATE LONG-TERM DEBT RATINGS
--------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating and is currently highly vulnerable to nonpayment.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the instrument.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers or related supporting institutions have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuers or related supporting institutions have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "A3" - Obligations are supported by an adequate capacity for timely repayment.

                  "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

                                   APPENDIX B
                                   ----------


                  As stated in their Prospectus, the Total Return Advantage, Enhanced Income, GNMA and Bond Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.


I.  INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges --principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Funds may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The advisers wish to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the advisers believe that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The advisers could be wrong in their forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Funds may engage in a interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The advisers wish to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the advisers believe that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The advisers could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.


II.  INDEX FUTURES CONTRACTS

                  GENERAL. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

                  A Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.


III.  MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the advisers.

                  Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Funds is also subject to the advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.


V.  OPTIONS ON FUTURES CONTRACTS

                  The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                              CROSS REFERENCE SHEET
                              ---------------------

                              Small Cap Value Fund
                               Equity Growth Fund
                               Equity Income Fund
                              Small Cap Growth Fund
                            International Equity Fund
                                Core Equity Fund

Form N-1A Part A Item                              Prospectus Caption
---------------------                              ------------------

1.  Cover Page................................     Cover Page

2.  Synopsis..................................     Expense Table

3.  Condensed Financial
    Information...............................     Financial Highlights; Yield
                                                   and Performance Information

4.  General Description of
    Registrant................................     Risk Factors, Investment
                                                   Objectives and Policies;
                                                   Investment Limitations;
                                                   Description of the Trust and
                                                   Its Shares

5.  Management of the Trust...................     Management of the Trust;
                                                   Custodian and Transfer Agent

6.  Capital Stock and Other
    Securities................................     How to Purchase and Redeem
                                                   Shares; Dividends and
                                                   Distributions; Taxes;
                                                   Description of the Trust and
                                                   Its Shares; Miscellaneous

7.  Purchase of Securities
    Being Offered.............................     Pricing of Shares; How to
                                                   Purchase and Redeem Shares;
                                                   Distribution Agreement

8.  Redemption Repurchase.....................     How to Purchase and Redeem
                                                   Shares

9.  Pending Legal Proceedings.................     Inapplicable

                              CROSS REFERENCE SHEET
                              ---------------------

                              Small Cap Value Fund
                               Equity Growth Fund
                               Equity Income Fund
                              Small Cap Growth Fund
                            International Equity Fund
                                Core Equity Fund

Form N-1A Part B Item                                  Statement of Additional
---------------------                                  -----------------------
                                                       Information Caption
                                                       -------------------

1.  Cover Page....................................     Cover Page

2.  Table of Contents.............................     Table of Contents

3.  General Information and History...............     Statement of Additional
                                                       Information

4.  Investment Objectives and Policies............     Risk Factors, Investment
                                                       Objectives and Policies

5.  Management of Registrant......................     Trustees and Officers

6.  Control Persons and Principal.................     Description of Shares
    Holders of Securities

7.  Investment Advisory and Other.................     Advisory, Administra-
    Services Management                                tion, Distribution,
                                                       Custody and Transfer
                                                       Agency Agreements

8.  Brokerage Allocation and Other................     Risk Factors, Investment
    Practices                                          Objectives and Policies

9.  Capital Stock and Other Securities............     Additional Purchase and
                                                       Redemption Information

10. Purchase, Redemption and Pricing..............     Additional Purchase
    of Securities Being Offered                        and Redemption
                                                       Information

11. Tax Status....................................     Additional Information
                                                       Concerning Taxes

12. Underwriters..................................     Not Applicable

13. Calculation of Performance Data...............     Yield and Performance
                                                       Information

14. Financial Statements..........................     Financial Statements

                               TABLE OF CONTENTS


                                                                                          PAGE
                                                                                          ----
Introduction..............................................................................   2
Expense Table.............................................................................   3
Expense Table.............................................................................   4
Financial Highlights......................................................................   6
Investment Objectives and Policies........................................................  12
Investment Limitations....................................................................  20
Yield and Performance Information.........................................................  21
Pricing of Shares.........................................................................  22
How to Purchase and Redeem Shares.........................................................  23
Distribution and Servicing Arrangements...................................................  31
Dividends and Distributions...............................................................  32
Taxes.....................................................................................  32
Management of The Trust...................................................................  34
Description of the Trust and Its Shares...................................................  36
Custodian and Transfer Agent..............................................................  38
Expenses..................................................................................  38
Miscellaneous.............................................................................  38



- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES OR ANY BANK.


- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.


- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



National City Bank and National Asset Management Corporation serve as investment advisers to Armada Funds for which they receive an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------

Oaks, Pennsylvania 19456                   If you purchased your shares through NatCity Investments, Inc., please call your Financial Consultant for information.

                                           For current performance, fund information, account redemption information, and to purchase shares, please call 1-800-622-
                                           FUND(3863).

    This Prospectus describes shares in the following six investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:


    SMALL CAP VALUE FUND'S investment objective is to seek capital appreciation by investing in a diversified portfolio of publicly traded equity securities. The Fund will normally invest at least 65% of its total assets in equity securities of companies with stock market capitalizations ranging from $100 million to $2 billion. The Fund was formerly named the "Mid Cap Regional Fund."


    EQUITY GROWTH FUND'S investment objective is to seek a high level of total return arising primarily out of capital appreciation. The Fund invests in common stocks and securities convertible into common stocks.

    EQUITY INCOME FUND'S investment objective is to seek a competitive total rate of return through investments in equity and equity equivalent securities which, in the aggregate, provide a premium current yield.

    SMALL CAP GROWTH FUND'S investment objective is to seek long term capital appreciation. The Fund will normally invest at least 80% of its total assets in securities of companies with stock market capitalizations of under $1.5 billion at the time of purchase.

    INTERNATIONAL EQUITY FUND'S investment objective is to seek capital growth consistent with reasonable investment risk. The Fund will normally invest at least 80% of its total assets in equity securities of foreign issuers.

    CORE EQUITY FUND'S investment objective is to seek a total rate of return, before Fund expenses, greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Fund invests in a diversified portfolio of domestic common stocks of issuers with large capitalizations.

    The net asset value per share of each Fund will fluctuate as the value of its investment portfolio changes in response to changing market prices and other factors.

    National City Bank ("National City") serves as investment adviser to the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth and International Equity Funds; National Asset Management Corporation ("NAM") serves as investment adviser to the Core Equity Fund (each an "adviser" and collectively, the "advisers"). Wellington Management Company, LLP serves as the investment sub-adviser to the Small Cap Growth Fund (the "sub-adviser").

    SEI Investments Distribution Co.(the "Distributor") serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

    This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

    SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK OR NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               December 23, 1997

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." Each Fund is classified as a diversified investment fund under the 1940 Act.


     Shares of each Fund have been classified into three separate classes -- Retail shares, B shares and Institutional shares. Retail shares, B shares and Institutional shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, Retail shares and B shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers and are sold subject to a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed.

                                 EXPENSE TABLE

                                                      SMALL CAP    SMALL CAP      SMALL CAP     EQUITY      EQUITY
                                                        VALUE        VALUE          VALUE       GROWTH      GROWTH
                                                       RETAIL          B        INSTITUTIONAL   RETAIL         B
                                                      SHARES(1)   SHARES(1,2)      SHARES       SHARES(1) SHARES(1,2)
                                                      ---------   -----------   -------------   -------   -----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases(3)......     5.50%        None           None         5.50%       None
  Sales Charge Imposed on Reinvested Dividends......     None         None           None         None        None
  Deferred Sales Charge(4)..........................     None         5.00%          None         None        5.00%
  Redemption Fee....................................     None         None           None         None        None
  Exchange Fee......................................     None         None           None         None        None
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management Fees.................................      .75%         .75%           .75%         .75%        .75%
    12b-1 Fees(5,6).................................      .06%         .75%           .06%         .06%        .75%
    Other Expenses..................................      .42%         .42%           .17%         .44%        .44%
                                                         ----         ----           ----         ----        ----
  TOTAL FUND OPERATING EXPENSES (after fee
    waivers)(5).....................................     1.23%(4)     1.92%           .98%(4)     1.25%(4)    1.94%
                                                         ====         ====           ====         ====        ====

                                                         EQUITY       EQUITY      EQUITY
                                                         GROWTH       INCOME      INCOME         EQUITY
                                                      INSTITUTIONAL   RETAIL         B           INCOME
                                                         SHARES       SHARES(1) SHARES(1,2)   INSTITUTIONAL
                                                      -------------   -------   -----------   -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases(3)......       None         5.50%       None           None
  Sales Charge Imposed on Reinvested Dividends......       None         None        None           None
  Deferred Sales Charge(4)..........................       None         None        5.00%          None
  Redemption Fee....................................       None         None        None           None
  Exchange Fee......................................       None         None        None           None
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management Fees.................................        .75%         .75%        .75%           .75%
    12b-1 Fees(5,6).................................        .06%         .06%        .75%           .06%
    Other Expenses..................................        .19%         .49%        .49%           .24%
                                                           ----         ----        ----           ----
  TOTAL FUND OPERATING EXPENSES (after fee
    waivers)(5).....................................       1.00%(4)     1.30%(4)    1.99%          1.05%(4)
                                                           ====         ====        ====           ====


---------------


(1) The Trust has implemented plans imposing shareholder servicing fees with respect to Retail shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such Retail shares or B shares of the Funds. For further information concerning these plans, see "Distribution and Servicing Arrangements" below.


(2) As of the date of this Prospectus, the Funds' B share classes have not commenced operations, and therefore, "Other Expenses" for these classes are estimates only.

(3) A reduced sales charge may be available. See "How to Purchase and Redeem Shares -- Reduced Sales Charges Applicable to Purchases of Retail Shares."


(4) This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 4.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. For more information, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(5) The expense information in the table relating to each Fund has been restated to reflect current fees. If the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be 1.27% and 1.02%, 1.29% and 1.04% and 1.34% and 1.09% for the Retail and Institutional shares of the Small Cap Value Fund, Equity Growth Fund and Equity Income Fund, respectively.


(6) The Funds have in effect a 12b-1 Plan for the Retail and Institutional classes of shares pursuant to which each Fund's Retail and Institutional shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

                                 EXPENSE TABLE

                                                    SMALL CAP   SMALL CAP     SMALL CAP     INTERNATIONAL
                                                     GROWTH      GROWTH        GROWTH          EQUITY       INTERNATIONAL
                                                     RETAIL         B       INSTITUTIONAL      RETAIL          EQUITY
                                                    SHARES(1)   SHARES(1,2)    SHARES         SHARES(1)     B SHARES(1,2)
                                                    ---------   ---------   -------------   -------------   -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases(3)....     5.50%       None          None            5.50%           None
  Sales Charge Imposed on Reinvested Dividends....     None        None          None            None            None
  Deferred Sales Charge(4)........................     None        5.00%         None            None            5.00%
  Redemption Fee..................................     None        None          None            None            None
  Exchange Fee....................................     None        None          None            None            None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees.................................      .75%        .75%          .75%            .75%            .75%
  12b-1 Fees(5,6).................................      .06%        .75%          .06%            .06%            .75%
  Other Expenses..................................      .42%        .42%          .17%            .59%            .59%
                                                       ----        ----          ----            ----            ----
TOTAL FUND OPERATING EXPENSES (after fee
  waivers)(5).....................................     1.23%(4)    1.92%         0.98%           1.40%(5)        2.09%
                                                       ====        ====          ====            ====            ====

                                                    INTERNATIONAL    CORE      CORE
                                                       EQUITY       EQUITY    EQUITY      CORE EQUITY
                                                    INSTITUTIONAL   RETAIL       B       INSTITUTIONAL
                                                       SHARES       SHARES(1) SHARES(1,2)    SHARES
                                                    -------------   -------   -------    -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases(3)....       None         5.50%     None          None
  Sales Charge Imposed on Reinvested Dividends....       None         None      None          None
  Deferred Sales Charge(4)........................       None         None      5.00%         None
  Redemption Fee..................................       None         None      None          None
  Exchange Fee....................................       None         None      None          None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees.................................        .75%         .75%      .75%          .75%
  12b-1 Fees(5,6).................................        .06%         .06%      .75%          .06%
  Other Expenses..................................        .34%         .42%      .42%          .17%
                                                         ----         ----      ----          ----
TOTAL FUND OPERATING EXPENSES (after fee
  waivers)(5).....................................       1.15%(5)     1.23%(5)  1.92%         0.98%(5)
                                                         ====         ====      ====          ====


---------------


(1) The Trust has implemented plans imposing shareholder servicing fees with respect to Retail shares and B shares of each Fund. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares or B shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such Retail shares or B shares of the Funds. For further information concerning these plans, see "Distribution and Servicing Arrangements" below.


(2) As of the date of this Prospectus, the Funds' B share classes have not commenced operations, and therefore, "Other Expenses" for these classes are estimates only.

(3) A reduced sales charge may be available. See "How to Purchase and Redeem Shares -- Reduced Sales Charges Applicable to Purchases of Retail Shares."


(4) This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 4.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. For more information, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of B Shares."



(5) The expense information in the table relating to each Fund has been restated to reflect current fees. Without fee waivers during the current fiscal year by the Trust's administrator, Other Expenses and Total Fund Operating Expenses would be : (i) 0.52% and 1.33% for the Retail shares, 0.52% and 2.02% for the B shares and 0.27% and 1.08% for the Institutional shares of the Small Cap Growth Fund, respectively; (ii) 0.69% and 1.50% for the Retail shares, 0.69% and 2.19% for the B shares and 0.44% and 1.25% for the Institutional shares of the International Equity Fund, respectively; and
    (iii) 0.52% and 1.33% for the Retail shares, 0.52% and 2.02% for the B shares and 0.27% and 1.08% for the Institutional shares of the Core Equity Fund, respectively. Additionally, if the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be 1.37% and 1.12%, 1.54% and 1.29% and 1.37% and 1.12% for the Retail and
    Institutional shares of the Small Cap, Growth International Equity and Core Equity Funds, respectively.


(6) The Funds have in effect a 12b-1 Plan for the Retail and Institutional classes of shares pursuant to which each Fund's Retail and Institutional shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to each Fund's B class of shares, pursuant to which each Fund's B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

---------------

EXAMPLE

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods (none of the Funds charges a redemption fee):


                                                         1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                         ------      -------      -------      --------
Small Cap Value Retail Shares(1).......................   $ 67        $  92        $ 119         $196
Small Cap Value B Shares(2)............................   $ 70        $ 100        $ 124         $206(3)
Small Cap Value Institutional Shares...................   $ 10        $  31        $  54         $120
Equity Growth Retail Shares(1).........................   $ 67        $  92        $ 120         $198
Equity Growth B Shares(2)..............................   $ 70        $ 101        $ 125         $209(3)
Equity Growth Institutional Shares.....................   $ 10        $  32        $  55         $122
Equity Income Retail Shares(1).........................   $ 68        $  94        $ 122         $203
Equity Income B Shares(2)..............................   $ 70        $ 102        $ 127         $214(3)
Equity Income Institutional Shares.....................   $ 11        $  33        $  58         $128
Small Cap Growth Retail Shares(1)......................   $ 67        $  92          N/A          N/A
Small Cap Growth B Shares(2)...........................   $ 70        $ 100          N/A          N/A
Small Cap Growth Institutional Shares..................   $ 10        $  31          N/A          N/A
International Equity Retail Shares(1)..................   $ 68        $  97          N/A          N/A
International Equity B Shares(2).......................   $ 71        $ 105          N/A          N/A
International Equity Institutional Shares..............   $ 12        $  37          N/A          N/A
Core Equity Retail Shares(1)...........................   $ 67        $  92          N/A          N/A
Core Equity B Shares(2)................................   $ 70        $ 100          N/A          N/A
Core Equity Institutional Shares.......................   $ 10        $  31          N/A          N/A


---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction of maximum applicable contingent deferred sales charge.

(3) Based on conversion of B shares to Retail shares after eight years.

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution Agreement" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the advisers or other institutions directly to their customer accounts for services related to investments in shares of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                              SMALL CAP VALUE FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Small Cap Value Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                       YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                         MAY 31,        MAY 31,         MAY 31,        MAY 31,        MAY 31,         MAY 31,
                                          1997            1997           1996            1996           1995            1995
                                      INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL      INSTITUTIONAL(1)  RETAIL(1)
                                      -------------    ----------    -------------    ----------    ------------    ------------
Net Asset Value, Beginning of
  Period............................    $   13.10        $12.94         $ 11.38         $11.26        $  10.00         $10.16
                                         --------        ------         -------         ------         -------          -----
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............          .09           .08             .08            .06             .10            .07
  Net Gains on Securities (Realized
    and Unrealized).................         2.90          2.83            2.41           2.37            1.36           1.11
                                         --------        ------         -------         ------         -------          -----
         Total from Investment
           Operations...............         2.99          2.91            2.49           2.43            1.46           1.18
                                         --------        ------         -------         ------         -------          -----
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income..........................         (.09)         (.05)           (.08)          (.06)           (.04)          (.04)
  Dividends in Excess of Net
    Investment Income...............         (.00)         (.00)           (.02)          (.02)           (.00)          (.00)
  Dividends from Net Realized
    Capital Gains...................         (.85)         (.85)           (.67)          (.67)           (.04)          (.04)
                                         --------        ------         -------         ------         -------          -----
         Total Distributions........         (.94)         (.90)           (.77)          (.75)           (.08)          (.08)
                                         --------        ------         -------         ------         -------          -----
Net Asset Value, End of Period......    $   15.15        $14.95         $ 13.10         $12.94        $  11.38         $11.26
                                         ========        ======         =======         ======         =======          =====
TOTAL RETURN........................        23.61%        23.26%(3)       22.64%         22.28%(3)       17.42%(2)      14.80%(2,3)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's)..........................    $ 199,311        $4,929         $99,294         $4,702        $ 50,993         $3,567
  Ratio of Expenses to Average Net
    Assets (after fee waivers)......          .97%         1.22%           1.05%(4)       1.30%(5)        1.01%(2,4)     1.34%(2,5)
  Ratio of Net Investment Income to
    Average Net Assets..............          .83%          .57%            .83%(4)        .58%(5)        1.31%(2,4)     1.09%(2,5)
  Portfolio Turnover Rate...........           64%           64%            106%           106%             69%            69%
  Average Commission Rate...........    $     .05        $  .05         $  0.06         $ 0.06             N/A            N/A

---------------

(1) Institutional and Retail classes commenced operations on July 26, 1994 and August 15, 1994, respectively.

(2) Annualized.

(3) Total Return excludes sales charge.

(4) The operating expense ratio and the net investment income ratio before fee waivers by the custodian for the Institutional class for the year ended May 31, 1996 would have been 1.06% and .82%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator, and custodian for the Institutional class for the period ended May 31, 1995 would have been 1.15% and 1.17%, respectively.

(5) The operating expense ratio and the net investment income ratio before fee waivers by the custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and .56%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator, and custodian for the Retail class for the period May 31, 1995 would have been 1.38% and 1.05%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                               EQUITY GROWTH FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Equity Growth Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                                              YEAR                     YEAR
                                                             ENDED                    ENDED                     YEAR
                                              YEAR ENDED      MAY      YEAR ENDED      MAY      YEAR ENDED      ENDED
                                                MAY 31,       31,        MAY 31,       31,        MAY 31,      MAY 31,
                                                 1997         1997        1996         1996        1995         1995
                                             INSTITUTIONAL   RETAIL   INSTITUTIONAL   RETAIL   INSTITUTIONAL   RETAIL
                                             -------------   ------   -------------   ------   -------------   -------
Net Asset Value, Beginning of Period.........   $   18.02    $18.05     $   14.77     $14.79     $   13.66     $13.68
                                                ---------    ------     ---------     ------     ---------     ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................         .09       .05           .14        .10           .21        .18
 Net Gains on Securities.....................        4.66      4.66          3.46       3.47          1.21       1.21
                                                ---------    ------     ---------     ------     ---------     ------
 Total Income from Investment Operations.....        4.75      4.71          3.60       3.57          1.42       1.39
                                                ---------    ------     ---------     ------     ---------     ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income........        (.09)      .05)         (.14)      (.10)         (.20)      (.17)
 Dividends in Excess of Net Investment
   Income....................................        (.02)     (.01)         (.02)      (.02)         (.00)      (.00)
 Dividends from Net Realized Capital Gains...       (4.03)    (4.03)         (.19)      (.19)         (.00)      (.00)
 Dividends in excess of Net Realized Capital
   Gains.....................................        (.00)     (.00)         (.00)      (.00)         (.11)      (.11)
                                                ---------    ------     ---------     ------     ---------     ------
 Total Distributions.........................       (4.14)    (4.09)         (.35)      (.31)         (.31)      (.28)
                                                ---------    ------     ---------     ------     ---------     ------
Net Asset Value, End of Period...............   $   18.63    $18.67     $   18.02     $18.05     $   14.77     $14.79
                                                =========    ======     =========     ======     =========     ======
TOTAL RETURN.................................       29.57%    29.24%(1)     24.61%     24.34%(1)     10.62%     10.35%(1)

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in 000s).........   $ 255,594    $6,931      $166,671     $6,013     $ 119,634     $5,974
 Ratio of Expenses to Average Net Assets.....         .97%     1.22%         1.01%(4)   1.26%(5)      1.01%(4)   1.27%(4)
 Ratio of Net Investment Income to Average
   Net Assets................................         .49%      .25%          .85%(4)    .60%(5)      1.53%(4)   1.23%(5)
 Portfolio Turnover Rate.....................         197%      197%           74%        74%           17%        17%
 Average Commission Rate.....................   $     .05    $  .05      $   0.06     $ 0.06           N/A        N/A


                                                YEAR ENDED      ENDED     YEAR ENDED      ENDED     YEAR ENDED      ENDED
                                                  MAY 31,      MAY 31,      MAY 31,      MAY 31,      MAY 31,      MAY 31,
                                                   1994         1994         1993         1993         1992         1992
                                               INSTITUTIONAL   RETAIL    INSTITUTIONAL   RETAIL    INSTITUTIONAL   RETAIL
                                               -------------   -------   -------------   -------   -------------   -------
Net Asset Value, Beginning of Period.........     $ 13.78      $13.80       $ 13.13      $13.13       $ 12.35      $12.35
                                                  -------      ------       -------      ------       -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................         .18         .15           .27         .23           .30         .25
 Net Gains on Securities.....................         .01         .00           .67         .68           .78         .78
                                                  -------      ------       -------      ------       -------      ------
 Total Income from Investment Operations.....         .19         .15           .94         .91          1.08        1.03
                                                  -------      ------       -------      ------       -------      ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income........        (.18)       (.15)         (.27)       (.23)         (.30)       (.25)
 Dividends in Excess of Net Investment
   Income....................................        (.01)       (.00)         (.02)       (.01)         (.00)       (.00)
 Dividends from Net Realized Capital Gains...        (.11)       (.11)         (.00)       (.00)         (.00)       (.00)
 Dividends in excess of Net Realized Capital
   Gains.....................................        (.01)       (.01)         (.00)       (.00)         (.00)       (.00)
                                                  -------      ------       -------      ------       -------      ------
 Total Distributions.........................        (.31)       (.27)         (.29)       (.24)         (.30)       (.25)
                                                  -------      ------       -------      ------       -------      ------
Net Asset Value, End of Period...............     $ 13.66      $13.68       $ 13.78      $13.80       $ 13.13      $13.13
                                                  =======      ======       =======      ======       =======      ======
TOTAL RETURN.................................        1.41%       1.12(3)       7.20%       7.00%(3)      8.90%       8.48%(3)

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in 000s).........     $90,446      $7,521       $85,256      $7,707       $48,673      $2,767
 Ratio of Expenses to Average Net Assets.....        1.07%       1.32%          .34%(4)     .59% (5)      .26%(4)     .51%(5)
 Ratio of Net Investment Income to Average
   Net Assets................................        1.33%       1.08%         2.13%(4)    1.88% (5)      2.36%(4)   2.15%(5)
 Portfolio Turnover Rate.....................          15%         15%           15%         15%             9%         9%
 Average Commission Rate.....................         N/A         N/A           N/A         N/A           N/A         N/A

                                                                            FOR THE PERIOD
                                                                YEAR         DECEMBER 20,
                                                YEAR ENDED      ENDED            1989
                                                  MAY 31,      MAY 31,     (COMMENCEMENT OF
                                                   1991         1991        OPERATIONS) TO
                                               INSTITUTIONAL   RETAIL        MAY 31, 1990
                                               -------------   -------     ----------------
Net Asset Value, Beginning of Period.........     $ 10.77      $ 12.04         $  10.00
                                                  -------      -------         --------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................         .31          .04              .13
 Net Gains on Securities.....................        1.58          .27              .71
                                                  -------      -------         --------
 Total Income from Investment Operations.....        1.89          .31              .84
                                                  -------      -------         --------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income........        (.31)        (.00)            (.07)
 Dividends in Excess of Net Investment
   Income....................................        (.00)        (.00)            (.00)
 Dividends from Net Realized Capital Gains...        (.00)        (.00)            (.00)
 Dividends in excess of Net Realized Capital
   Gains.....................................        (.00)        (.00)            (.00)
                                                  -------      -------         --------
 Total Distributions.........................        (.31)        (.00)            (.07)
                                                  -------      -------         --------
Net Asset Value, End of Period...............     $ 12.35      $ 12.35         $  10.77
                                                  =======      =======         ========
TOTAL RETURN.................................       18.10%       21.82 (1,2,3)    20.09%(1)

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (in 000s).........     $42,112      $ 1,389         $ 34,034
 Ratio of Expenses to Average Net Assets.....         .31%(4)      .53%(2,5)        .36%(2,4)
 Ratio of Net Investment Income to Average
   Net Assets................................        2.90%(4)     2.94%(2,5)       3.30%(2,4)
 Portfolio Turnover Rate.....................          11%          11%               5%
 Average Commission Rate.....................         N/A          N/A              N/A

------------------

(1) Retail class commenced operations on April 15, 1991.

(2) Annualized.

(3) Total Return excludes sales charge.

(4) The operating expense ratio and the net investment income ratio before fee waivers by the custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been 1.03% and .83% and 1.02% and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Institutional class for the years ended May 31, 1993, 1992 and 1991 and for the period ended May 31, 1990 would have been 1.01% and 1.46%, 1.02% and 1.62%, 1.06% and 2.15% , and
    1.11% and 2.55%, respectively.

(5) The operating expense ratio and the net investment income ratio before fee waivers by the custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.28% and .58% and 1.28% and 1.22%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser for the Retail class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.26% and 1.21%, 1.27% and 1.40%, and 1.28% and 2.19%, respectively.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                               EQUITY INCOME FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Equity Income Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                       YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                         MAY 31,        MAY 31,         MAY 31,        MAY 31,        MAY 31,         MAY 31,
                                          1997            1997           1996            1996           1995            1995
                                      INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL      INSTITUTIONAL(1)  RETAIL(1)
                                      -------------    ----------    -------------    ----------    ------------    ------------
Net Asset Value, Beginning of
  Period............................    $   12.66        $12.65         $ 11.01         $11.01        $  10.00         $10.26
                                          -------        ------          ------         ------         -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............          .30           .31             .34            .33             .34            .26
  Net Gains on Securities (Realized
    and Unrealized).................         2.73          2.68            1.79           1.77             .94            .75
                                          -------        ------          ------         ------         -------         ------
  Total from Investment
    Operations......................         3.03          2.99            2.13           2.10            1.28           1.01
                                          -------        ------          ------         ------         -------         ------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income..........................         (.31)         (.27)           (.34)          (.32)           (.27)          (.26)
  Dividends from Net Realized
    Capital Gains...................         (.51)         (.51)           (.14)          (.14)           (.00)          (.00)
                                          -------        ------          ------         ------         -------         ------
         Total Distributions........         (.82)         (.78)           (.48)          (.46)           (.27)          (.26)
                                          -------        ------          ------         ------         -------         ------
Net Asset Value, End of Period......    $   14.87        $14.86         $ 12.66         $12.65        $  11.01         $11.01
                                          =======        ======          ======         ======         =======         ======
TOTAL RETURN........................        24.62%        24.33%(3)       19.72%         19.37%(3)       14.34%(2)      13.18%(2,3)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's)..........................    $ 127,130        $  410         $61,978         $  263        $ 36,194         $  125
  Ratio of Expenses to Average Net
    Assets..........................         1.01%         1.26%           1.06%(4)       1.31%(5)         .99%(2,4)     1.41%(2,5)
  Ratio of Net Investment Income to
    Average Net Assets..............         2.44%         2.17%           3.02%(4)       2.75%(5)        3.87%(2,4)     3.45%(2,5)
  Portfolio Turnover Rate...........           35%           35%             53%            53%             12%            12%
  Average Commission Rate...........    $    0.05        $ 0.05         $  0.07         $ 0.07             N/A            N/A

---------------

(1) Institutional and Retail classes commenced operations on July 1, 1994 and August 22, 1994, respectively.

(2) Annualized.

(3) Total Return excludes sales charge.

(4) The operating expense ratio and the net investment income ratio before fee waivers by the custodian for the Institutional class for the year ended May 31, 1996 would have been 1.08% and 3.00%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator, and custodian for the Institutional class for the period ended May 31, 1995 would have been 1.21% and 3.66%, respectively.

(5) The operating expense ratio and the net investment income ratio before fee waivers by the custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and 2.74%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the adviser, administrator, and custodian for the Retail class for the period ended May 31, 1995 would have been 1.45% and 3.40%, respectively.

                              FINANCIAL HIGHLIGHTS



              (For a Fund share outstanding throughout the period)



                             SMALL CAP GROWTH FUND



     The following table includes performance information derived from unaudited financial statements included in the Statement of Additional Information. The following table should be read in conjunction with such financial statements and notes thereto. The Statement of Additional Information may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.



                                                                                   FOR THE
                                                                              FOUR MONTHS ENDED
                                                                              NOVEMBER 30, 1997
                                                                         ---------------------------
                                                                         INSTITUTIONAL(5)   RETAIL(5)
                                                                         --------------     --------
Net Asset Value, Beginning of Period...................................     $  10.00         $10.00
                                                                             -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................................         0.01           0.00
  Net Gains on Securities (Realized and Unrealized)....................         0.46           0.47
                                                                             -------         ------
  Total from Investment Operations.....................................         0.47           0.47
                                                                             -------         ------
LESS DISTRIBUTIONS
          Total Distributions..........................................        (0.00)         (0.00)
                                                                             -------         ------
Net Asset Value, End of Period.........................................     $  10.47         $10.47
                                                                             =======         ======
TOTAL RETURN...........................................................        14.73%(4)      14.73%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's).................................     $ 30,838         $   10
  Ratio of Expenses to Average Net Assets..............................         0.96%(1,4)     1.21%(2,4)
  Ratio of Net Investment Income to Average Net Assets.................         0.31%(1,4)     0.06%(2,4)
  Portfolio Turnover Rate..............................................            8%             8%
  Average Commission Rate..............................................     $   0.04         $ 0.04


---------------


(1) The operating expense ratio and net investment income ratio before fee waivers by the administrator for the Institutional class for the period ended November 30, 1997 would have been 1.06% and .21%, respectively.



(2) The operating expense ratio and net investment income ratio before fee waivers by the administrator for the Retail class for the period ended November 30, 1997 would have been 1.31% and (.04)%, respectively.



(3) Total return excludes sales charge.



(4) Annualized.



(5) Institutional and Retail classes both commenced operations on August 1, 1997.

                              FINANCIAL HIGHLIGHTS



              (For a Fund share outstanding throughout the period)



                           INTERNATIONAL EQUITY FUND



     The following table includes performance information derived from unaudited financial statements included in the Statement of Additional Information. The following table should be read in conjunction with such financial statements and notes thereto. The Statement of Additional Information may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.



                                                                                   FOR THE
                                                                              FOUR MONTHS ENDED
                                                                              NOVEMBER 30, 1997
                                                                         ---------------------------
                                                                         INSTITUTIONAL(5)   RETAIL(5)
                                                                         --------------     --------
Net Asset Value, Beginning of Period...................................     $  10.00         $ 10.00
                                                                             -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................................         0.02            0.01
  Net Gains on Securities (Realized and Unrealized)....................        (0.80)          (0.79)
                                                                             -------          ------
  Total from Investment Operations.....................................        (0.78)          (0.78)
                                                                             -------          ------
LESS DISTRIBUTIONS
          Total Distributions..........................................        (0.00)          (0.00)
                                                                             -------          ------
Net Asset Value, End of Period.........................................     $   9.22         $  9.22
                                                                             =======          ======
TOTAL RETURN...........................................................       -21.57%(4)      -21.57%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's).................................     $ 88,938         $     4
  Ratio of Expenses to Average Net Assets..............................         0.98%(1,4)      1.23%(2,4)
  Ratio of Net Investment Income to Average Net Assets.................         0.75%(1,4)      0.50%(2,4)
  Portfolio Turnover Rate..............................................           15%             15%
  Average Commission Rate..............................................     $   0.05         $  0.05


---------------


(1) The operating expense ratio and net investment income ratio before fee waivers by the administrator for the Institutional class for the period ended November 30, 1997 would have been 1.26% and .47%, respectively.



(2) The operating expense ratio and net investment income ratio before fee waivers by the administrator for the Retail class for the period ended November 30, 1997 would have been 1.51% and .22%, respectively.



(3) Total return excludes sales charge.



(4) Annualized.



(5) Institutional and Retail classes both commenced operations on August 1, 1997.

                              FINANCIAL HIGHLIGHTS



              (For a Fund share outstanding throughout the period)



                                CORE EQUITY FUND



     The following table includes performance information derived from unaudited financial statements included in the Statement of Additional Information. The following table should be read in conjunction with such financial statements and notes thereto. The Statement of Additional Information may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.



                                                                                   FOR THE
                                                                              FOUR MONTHS ENDED
                                                                              NOVEMBER 30, 1997
                                                                         ---------------------------
                                                                         INSTITUTIONAL(5)   RETAIL(5)
                                                                         --------------     --------
Net Asset Value, Beginning of Period...................................     $  10.00         $10.00
                                                                             -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................................         0.03           0.01
  Net Gains on Securities (Realized and Unrealized)....................         0.00           0.02
                                                                             -------         ------
  Total from Investment Operations.....................................         0.03           0.03
                                                                             -------         ------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income.................................        (0.02)         (0.02)
          Total Distributions..........................................        (0.02)         (0.02)
                                                                             -------         ------
Net Asset Value, End of Period.........................................     $  10.01         $10.01
                                                                             =======         ======
TOTAL RETURN...........................................................         0.95%(4)       0.94%(3,4)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's).................................     $105,199         $   82
  Ratio of Expenses to Average Net Assets..............................         0.78%(1,4)     1.03%(2,4)
  Ratio of Net Investment Income to Average Net Assets.................         0.86%(1,4)     0.61%(2,4)
  Portfolio Turnover Rate..............................................           17%            17%
  Average Commission Rate..............................................     $   0.06         $ 0.06


---------------


(1) The operating expense ratio and net investment income ratio before fee waivers by the adviser and administrator for the Institutional class for the period ended November 30, 1997 would have been 1.06% and .57%, respectively.



(2) The operating expense ratio and net investment income ratio before fee waivers by the adviser and administrator for the Retail class for the period ended November 30, 1997 would have been 1.32% and .32%, respectively.



(3) Total Return excludes sales charge.



(4) Annualized.



(5) Institutional and Retail classes both commenced operations on August 1, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES


     A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. See "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments in which the Funds may invest.


SMALL CAP VALUE FUND


     The investment objective of the Small Cap Value Fund is to seek capital appreciation by investing in a diversified portfolio of publicly traded equity securities. Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in equity securities of companies with market capitalizations ranging from $100 million to $2 billion. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price cash/flow ratios which are at a discount to the market averages. Additional factors such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors -- Small Capitalization Stocks" below.


EQUITY GROWTH FUND

     The investment objective of the Equity Growth Fund is to seek a high level of total return arising primarily out of capital appreciation. Under normal conditions, at least 80% of the Fund's total assets will be invested in a diversified portfolio of common stocks and securities convertible into common stocks. The Fund's adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.

EQUITY INCOME FUND

     The investment objective of the Equity Income Fund is to seek a competitive total rate of return through investments in equity and equity equivalent securities which, in the aggregate, provide a premium current yield. Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in income-producing common stocks and securities convertible into common stocks assigned a rating of Ba/BB or higher by Moody's Investors Service, Standard & Poor's Ratings Group ("S&P"), Fitch Investor Inc. ("Fitch"), Duff & Phelps ("Duff") or IBCA Inc. ("IBCA"). The Fund's adviser will generally attempt to select securities that provide a higher yield than that of the general market and will generally dispose of securities whose yields approach a market yield or that otherwise fail to satisfy investment criteria.

SMALL CAP GROWTH FUND

     The investment objective of the Small Cap Growth Fund is to provide long term capital appreciation. The Fund will normally invest at least 80% of its total assets in equity securities of companies with stock market capitalizations of under $1.5 billion at the time of purchase. The sub-adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The sub-adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors -- Small Capitalization Stocks" below.


SPECIAL RISK FACTORS -- SMALL CAPITALIZATION STOCKS



     Securities held by the Small Cap Value and Small Cap Growth Funds generally will be issued by public companies with small capitalizations relative to those which predominate the major market indices, such as the S&P's 500 or the Dow Jones Industrial Average. Securities of these small com-panies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace. Small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies.



     However, the positions of small capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the sub-adviser will attempt to reduce this volatility.


INTERNATIONAL EQUITY FUND


     The investment objective of the International Equity Fund is to provide capital growth consistent with reasonable investment risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The adviser does not presently intend to invest in common stock of domestic companies.


     The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the adviser, property rights are not defined and supported by adequate legal infrastructure.

     More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies. See "Special Risk
Factors -- Foreign Securities and Currencies" below.

SPECIAL RISK FACTORS -- FOREIGN SECURITIES AND CURRENCIES

     The International Equity Fund may invest in securities issued by foreign issuers either directly or indirectly through investments in American, European or Global Depository Receipts (see "American, European and Global Depository Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the

U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

     With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

     Since the Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Fund. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

     The expense ratio of the Fund can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

     Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

CORE EQUITY FUND

     The investment objective of the Core Equity Fund is to seek a total rate of return greater than that of the S&P 500. The two components of total rate of return are current income and change in the value of portfolio securities. The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations. The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (i.e., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (i.e., at least 20% above such average). Under normal market conditions the Fund will invest 20% to 50% of its total assets in each of these three types of equity securities.

     The S&P 500 is an index composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

     Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.


COMMON INVESTMENT POLICIES OF THE FUNDS


  Other Investments with Equity Characteristics

     Each Fund may hold other instruments with equity characteristics, such as preferred stocks, securities convertible into common stock, rights, and warrants.

  Futures Contracts and Related Options

     Each Fund (other than the Core Equity Fund) may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity.

The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates.

     Futures contracts obligate the Funds, at maturity, to take or make delivery of certain securities or the cash value of a securities index or, in the case of the International Equity Fund, to take or make delivery of the cash value of a stated amount of a foreign currency. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios of securities as a whole or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Funds may utilize futures contracts in anticipation of changes in the composition of their holdings.

     Each Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Each Fund intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting it from registration as a "commodity pool operator." The Funds' commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, the Funds may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of their assets, after taking into account unrealized profits and unrealized losses on such contracts they have entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

     The primary risks associated with the use of futures contracts and options are:

          (i) an imperfect correlation between the change in market value of the securities held by the Funds and the price of the futures contracts and options;

          (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

          (iii) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

          (iv) the adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

  Options

     Each Fund may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or for-eign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     Each Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. Each Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     In addition, each Fund may write covered call and secured put options. A covered call option means that the Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

     The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or the Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Funds.

  Foreign Securities

     Each of the Funds may invest up to 20% (100% in the case of the International Equity Fund) of its total assets at the time of purchase in securities issued by foreign entities and ADRs, EDRs and

GDRs (defined below). See "Special Risk Factors - Foreign Securities and Currencies" above.


  American, Standard & Poor's, MidCap Standard & Poor's, European and Global Depository Receipts



     Each Fund may invest in American Depository Receipts ("ADRs") and Standard & Poor's Depository Receipts ("SPDRs"). The Small Cap Value Fund may invest in MidCap Standard & Poor's Depository Receipts ("MidCap SPDRs"). The International Equity Fund may invest in both sponsored and unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. SPDRs are receipts designed to replicate the performance of the S&P
500. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a unit investment trust which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P MidCap 400 Index. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.


     The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

  Forward Currency Exchange Contracts

     The Equity Income and International Equity Funds may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are deemed economically appropriate for the reduction of risks inherent in the ongoing management of the Funds. The Funds may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, a Fund will create a segregated account of liquid assets.

  Exchange Rate-Related Securities

     The Equity Income and International Equity Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

  When-Issued Securities

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. The Funds do not intend to purchase whenissued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive.

  Short-Term Obligations

     Each Fund may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and guaranteed investment contracts ("GICs"). During temporary defensive periods, each Fund may hold up to 100% of its total assets in these types of obligations.

     In the case of repurchase agreements, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by a Fund may decline below the price of the securities it is obligated to repurchase.

  Lending Portfolio Securities

     In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund's adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  Securities of Other Investment Companies

     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies (including other investment companies advised by the advisers) which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method.

     In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country. Such "country funds" may be either open-end or closed-end investment companies, and may include a portfolio or portfolios of The CountryBaskets Index Fund, Inc. ("CountryBaskets"), a registered, open-end management investment company that, through its portfolios, seeks to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a particular country, geographic region or industry sector.

     The International Equity Fund may also purchase World Equity Benchmark Shares(SM) issued by The Foreign Fund, Inc. ("WEBS") and similar securities of other issuers. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in WEBS can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the adviser believes that investments in WEBS of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

     WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged.

     In the event substantial market or other disruptions affecting WEBS or CountryBaskets should occur in the future, the liquidity and value of the International Equity Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of WEBS, CountryBaskets or other "country funds" as part of its investment strategy.

     As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

  Illiquid Securities

     The Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity and Core Equity Funds will not invest more than 15% of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

  Special Risk Factors Associated with Derivative Instruments

     The Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts.

     Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative instrument when they want because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     The risk to each Fund due to the use of derivatives will be limited to 10% of the total value of the Fund's assets at the time of the derivatives transaction. The advisers will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.

  Portfolio Turnover

     Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. Each Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Taxes" below) and increased expenses paid by the Fund due to transaction costs.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations, as well as non-fundamental investment limitations, are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

     No Fund may:

     1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

     (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, (any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions) and repurchase agreements secured by such obligations;

     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

     (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

     (d) personal credit and business credit businesses will be considered separate industries.

     2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

     4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                       YIELD AND PERFORMANCE INFORMATION

     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's total return data for its Retail shares, B shares and Institutional shares. The Funds calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period.

     Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Funds may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     The "yield" quoted in advertisements of the Equity Income Fund refers to the income generated by an investment in a class of shares of over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment.

     Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, such as the S&P 500, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

     Shareholders should note that the yields and total returns of Retail shares and B shares will be lower than those of the Institutional shares of a Fund because of the different distribution and/or servicing fees. The yields and total returns of the B shares will be lower than those of the Retail shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."

     Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).

                               PRICING OF SHARES


     For processing purchase and redemption orders, the net asset value per share of each Fund is calculated on each business day as of the close of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange observes (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day").


     Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

     With respect to each Fund, investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities and other assets for which no quotations are readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of each Fund will fluctuate as the value of its portfolio changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located in Oaks, Pennsylvania 19456.


     The Distributor, adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of any of the Funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


PURCHASE OF RETAIL SHARES AND B SHARES

     Retail shares of the Funds are sold subject to a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between Retail shares and B shares of the Funds, investors should read "Characteristics of Retail Shares and B Shares" and "Factors to Consider When Selecting Retail Shares or B Shares" below.

     Retail shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail or B shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Investors purchasing shares of a Fund must specify at the time of investment whether they are purchasing Retail shares or B shares.


     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments professional, call 1-888-4NATCTY (462-8289).


     Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

     The minimum investment is $500 for the initial purchase of Retail shares or B shares in a Fund. All subsequent investments for Retail shares and B shares are subject to a minimum investment of $250. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (Fund name), or, in the case of a retirement account, the custodian or trustee for the account. We will not accept third-party checks under any circumstance. Investments made in Retail shares or B shares through the Planned Investment Program ("PIP"), a monthly savings program described below, are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described under "Other Redemption Information." Purchases for an IRA through the PIP will be considered as contributions for the year in which the purchases are made.


     Under a PIP, Investors may add to their investment in Retail shares or B shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an Investor's financial institution and invested in additional Retail shares at the Public Offering Price or B shares at the net asset value next determined after an order is received by the Trust. An Investor may apply for participation in a PIP by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares or B shares of the Funds, or by calling 1-800-622-FUND(3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The Public Offering Price for Retail shares of each Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund, which is assessed as follows:


                   AS A %          AS A %           DEALERS'
                 OF OFFERING       OF NET         REALLOWANCE
   AMOUNT OF      PRICE PER      ASSET VALUE       AS A % OF
  TRANSACTION       SHARE         PER SHARE      OFFERING PRICE
---------------  -----------     -----------     --------------
Less than
  $25,000......         5.50            5.80               5.25
$25,000 but
  less than
  $50,000......         5.25            5.50               5.00
$50,000 but
  less than
  $100,000.....         4.75            5.00               4.50
$100,000 but
  less than
  $250,000.....         3.75            3.90               3.50
$250,000 but
  less than
  $500,000.....         3.00            3.10               2.75
$500,000 but
  less than
  $1,000,000...         2.00            2.00               1.75
$1,000,000 or
  more.........         0.00            0.00               0.00



     With respect to purchases of $1,000,000 or more of a Fund, the adviser may pay from its own funds a fee of 1.00% of the amount invested to the financial institution placing the purchase order.


     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

     No sales charge will be assessed on purchases of Retail shares made by:

     (a) trustees and officers of the Trust;

     (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates;

     (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above;


     (d) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution where affiliates of National City Corporation are serving as a trustee or agent, or certain institutions having relationships with affiliates of National City Corporation);



     (e) investors purchasing Fund shares through a payroll deduction plan;



     (f) investors investing in the Armada Plus account through National City's Retirement Plan Services; and



     (g) investors purchasing Fund shares through "one-stop" mutual fund networks.


REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The applicable sales charge may be reduced on purchases of Retail shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND(3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

  Right of Accumulation

     Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:

     (a) current purchases

     (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

     (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

     (d) Retail shares purchased by dividends or capital gains that are reinvested

     If, for example, an Investor beneficially owns Retail shares of a Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.75% of the Public Offering Price.

  Letter of Intent

     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND(3863). If an Investor so elects, the 13 month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased.

     Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13 month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES

     B shares of each Fund are sold at their net asset value next determined after a purchase order is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on purchases of B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. Broker-dealers and other organizations selling B shares to Investors will receive commissions from the Distributor in connection with sales of B shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of Retail shares.

     The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.

     The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


                                  CONTINGENT DEFERRED
                                  SALES CHARGE (AS A
      NUMBER OF YEARS         PERCENTAGE OF DOLLAR AMOUNT
   ELAPSED SINCE PURCHASE       SUBJECT TO THE CHARGE)
----------------------------  ---------------------------
Less than one...............               5.0%
More than one, but less than
  two.......................               4.0%
More than two, but less than
  three.....................               4.0%
More than three, but less
  than four.................               3.0%
More than four, but less
  than five.................               2.0%
More than five, but less
  than six..................               1.0%
  After six years...........              None


     When an Investor redeems his B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.


     For example, assume an Investor purchased 100 B shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the Investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such Investor received from selling his shares will be subject to the contingent deferred sales charge, at a rate of 4.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the Investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling B shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to B shares, enables those shares to be purchased without the imposition of a front-end sales charge.


  Exemptions From Contingent Deferred Sales Charge

     The following types of redemptions qualify for an exemption from the contingent deferred sales charge:

     (a) exchanges described under "Exchange Privilege Applicable to Retail Shares and B Shares" below

     (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Sec-tion 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

     (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

     (d) redemptions in connection with the death or disability of a shareholder

     (e) redemptions by a settlor of a living trust

     (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

CHARACTERISTICS OF RETAIL SHARES AND B SHARES

     The primary difference between Retail shares and B shares lies in their sales charge structures and distribution arrangements. An Investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both Retail shares and B shares are the same.

     Retail shares are sold at their net asset value plus a front-end sales charge. This front-end sales charge may be reduced or waived in some cases. Retail and Institutional shares are subject to ongoing distribution fees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to its Retail and Institutional shares.

     B shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. B shares are subject to ongoing distribution fees at an annual rate of up to .75% of the Fund's average daily net assets attributable to its B shares. These ongoing fees, which are higher than those charged on Retail shares, will cause B shares to have a higher expense ratio and pay lower dividends than Retail shares.


     B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Retail shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to Retail shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of Retail shares as he had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by Retail shares.


     B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two date -- eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to Retail shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL SHARES OR B SHARES

     Before purchasing Shares of the Fund, Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Retail shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail shares. In this regard, to the extent that the sales charge for Retail shares is waived or reduced by one of the methods described above, investments in Retail shares become more desirable. The Trust will refuse all purchase orders for B shares of over $250,000.

     Although Retail shares are subject to a distribution fee, they are not subject to the higher distribution fee applicable to B shares. For this reason, Retail shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of B shares of the Fund.

     As described above, purchasers of B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by B shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual B shares' distribution fees to the cost of the initial sales charge and distribution fees on the Retail shares. Over time, the expense of the annual distribution fees on the B shares may equal or exceed the initial sales charge, if any, and annual distribution fees applicable to Retail shares. For example, if net asset value remains constant, the aggregate distribution fees with respect to B shares of the Fund would equal or exceed the initial sales charge and aggregate distribution fees of Retail shares of the Fund approximately eight years after the purchase. In order to reduce such fees of Investors that hold B shares for more than eight years, B shares will be automatically converted to Retail shares as described above at the end of such eight-year period.

PURCHASE OF INSTITUTIONAL SHARES

     Institutional shares are sold primarily to banks and trust companies which are affiliated with National City Corporation (the "Banks"), National Asset Management Corporation "NAM") customers that are large institutions, and investment advisers and financial planners affiliated with National City ("RIAs") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks, NAM or RIAs may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in a Fund. There is no minimum investment.

     It is the responsibility of the Banks, NAM and RIAs to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks, NAM or RIAs. Confirmations of share purchases and redemptions will be sent to the Banks and NAM and RIAs. Beneficial ownership of Institutional shares will be recorded by the Banks, NAM or RIAs and reflected in the account statements provided by them to their Customers.

     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of the Funds which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any business day are priced according to the net asset value per share next determined after receipt of the order plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern
Time) on the third business day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES AND B SHARES

     Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

     Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks, NAM or RIAs. It is the responsibility of the Banks, NAM or RIAs to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although the Banks, NAM or RIAs may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks, NAM or RIAs.

     If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.

     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS


     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863). Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals.


OTHER REDEMPTION INFORMATION

     WHEN REDEEMING SHARES IN A FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING RETAIL SHARES OR B SHARES. In the event a redeeming shareholder owns both Retail shares and B shares in a Fund, the Retail shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.

     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by Federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

     Payment to Shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES AND B SHARES

     The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of one or more of the Funds (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund, or another investment fund offered by the Trust without the imposition of a sales charge (each a "no load Fund") at the net asset value per share on the date of exchange. As a result, no additional sales charge will be incurred with respect to such an exchange. Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales load. In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales load. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund.

     Shareholders who have purchased B shares of one or more of the Funds (including shares ac-quired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.

     No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863).

     Any Retail shares or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES AND B SHARES

     Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

     The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this Prospectus. Because purchases of Retail shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in indicating an intent to purchase Retail shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his financial institution or by calling 1-800-622-FUND(3863).

                    DISTRIBUTION AND SERVICING ARRANGEMENTS


     Pursuant to the Trust's Distribution Agreement, as amended, and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan relating to the Institutional and Retail classes of shares ("Institutional and Retail Plan") and a separate B Shares Distribution and Servicing Plan relating to the B classes of shares ("B Shares Plan"). Under the Institutional and Retail Plan, the Trust pays the following compensation to the Distributor for services provided and expenses assumed in providing the Trust advertising, marketing, prospectus printing and other distribution services: (i) an annual base fee of $1,250,000, plus (ii) incentive fees related to asset growth. Such compensation is payable monthly and accrued daily among the Institutional and Retail classes of the

Trust's investment funds with respect to which the Distributor is distributing shares. In the case of each such fund, such compensation shall not exceed .10% per annum of the average aggregate net assets of its Institutional and Retail classes. Under the B Shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the Institutional and Retail Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.



     Although B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell B shares. These commissions are not paid on exchanges from other Armada funds or on sales to investors exempt from the contingent deferred sales charge.



     Under the Shareholder Services Plan relating to each Fund's Retail shares and the B Shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions. Pursuant to these agreements, the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of Retail or B shares in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail or B shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Fund on behalf of customers, providing information periodically to customers showing their position in Retail or B shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to Retail or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.


                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from the net investment income of the Small Cap Value, Small Cap Growth and International Equity Funds are declared and paid annually; dividends from the net investment income of the Equity Growth, Equity Income and Core Equity Funds are declared and paid quarterly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Funds' net asset value per share by the per share amount thereof.

     Shareholders of the Funds may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the ex-dividend date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

                                     TAXES

     Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net taxexempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

     Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

     Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential in-vestors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISERS

     National City serves as the investment adviser to the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth and International Equity Funds. NAM serves as investment adviser to the Core Equity Fund. National City and NAM are wholly-owned subsidiaries of National City Corporation. National City provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. National City is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation. NAM is a registered investment adviser providing investment advisory and related services.


     On September 30, 1997, the Trust Department of National City had approximately $11.1 billion in assets under management, and approximately $23.0 billion in total trust assets. As of the same date, NAM managed over $8.0 billion for a diverse group of clients. Principal offices of each of the investment advisers are as follows:


      National City Bank
      1900 East Ninth Street
      Cleveland, Ohio 44114

      National Asset Management Corporation
      101 South Fifth Street
      Louisville, Kentucky 40202

     Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity and Core Equity Funds' investment policies, the advisers have agreed to manage such Funds, make decisions with respect to and place orders for all purchases and sales of such Funds' securities, and maintain such Funds' records relating to such purchases and sales.

- Lawrence E. Baumgartner, CFA, is the person primarily responsible for the day to day management of the Small Cap Value Fund. Mr. Baumgartner, employed by National City as President of Broad Street Asset Management Co. since July 1994, had been managing assets for The State Teachers Retirement System of Ohio since 1987 and has been the Manager of the Small Cap Value Fund since its inception.

     The Equity Growth Fund is managed by the Equity Growth Style Team of National City's Asset Management Group. Members of the team are Eric S. Fuchs and Eugene March.

- Eric S. Fuchs is the person primarily responsible for the day-to-day management of the Equity Growth Fund. Mr. Fuchs, a Vice President at National City, has 21 years of equity investment experience encompassing research and money management. After co-managing several equity mutual funds at Twentieth Century Investors, he managed pension accounts at Waddell & Reed Asset Management. He earned an MBA from the University of Chicago Graduate School of Business.

- Eugene C. March, a Chartered Financial Analyst and Vice President, joined the Equity Growth Style team in January 1997. He has been with

  National City for 18 years previously holding positions in equity research and as Associate Director of Research.


- Alex L. Vallecillo, Assistant Vice President and CFA candidate, joined National City in 1996. He traded corporate structured securities for Merrill Lynch in 1993, an was associated with EDS from September 1990 through July 1992.



- The Equity Income Fund is managed by Mary Jane Matts, a Chartered Financial Analyst and a Vice President at National City. She has 10 years of investment experience including positions in research, portfolio management and performance measurement. Prior to joining the Equity Value Style Team on August 19, 1996, Ms. Matts was the Director of Equity Research for Key Corp.



- The International Equity Fund is managed by David Cooley, Vice President of National City's Asset Management Group. Mr. Cooley has eight years of investment experience including fixed income research, equity research and international equities management. Mr. Cooley is a Chartered Financial Analyst and has managed the International Equity Fund since its inception. Prior to joining National City in 1996, he was managing international equity portfolios for Key Corp.



- The Core Equity Fund is managed by the Investment Management Group of NAM. The Investment Management Group makes the investment decisions for the Core Equity Fund. No single person is primarily responsible for making recommendations to the Investment Management Group.


     For the services provided and expenses assumed pursuant to the Advisory Agreements relating to the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity and Core Equity Funds, the advisers are entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .75% of the average net assets of each of these Funds. Shareholders should note that these fees are higher than those payable by other investment companies. However, the Trust believes that the fees are within the range of fees payable by investment funds with comparable investment objectives and policies. The advisers may from time to time waive all or a portion of their advisory fees to increase the net income of the Funds available for distribution as dividends.

SUB-INVESTMENT ADVISER


     Wellington Management Company, LLP (the "sub-adviser") serves as the sub-adviser to the Small Cap Growth Fund under a subadvisory agreement (the "Sub-Advisory Agreement") with National City as the investment adviser. Wellington Management is a Massachusetts limited liability partnership located at 75 State Street, Boston, Massachusetts, 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The following persons are managing partners of Wellington Management: Robert W. Doran, Duncan M. McFarland and John R. Ryan. As of November 30, 1997, Wellington Management had investment management authority with respect to approximately $170 billion of assets.



     Pursuant to the Sub-Advisory Agreement and subject to the supervision of the adviser and of the Trust's Board of Trustees and in accordance with the Small Cap Growth Fund's investment policies, the sub-adviser has agreed to assist the adviser in providing a continuous investment program for the Small Cap Growth Fund and in determining investments for the Fund. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the sub-adviser is entitled to a sub-advisory fee, payable by the adviser, calculated daily and payable monthly, at the following annual rates: .75% per annum on the first $25 million of assets, .65% on the next $25 million, .55% on the next $50 million, and .45% over $100 million. The sub-adviser may occasionally waive all or a portion of its fee from the adviser.


ADMINISTRATOR

     PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Funds. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Funds: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate each Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of their administration and operation. PFPC is entitled to receive with respect to each Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of each Fund.

                    DESCRIPTION OF THE TRUST AND ITS SHARES


     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 57 separate classes or series of shares of beneficial interest ("shares"). 18 of these classes or series, which represent interests in the Equity Growth Fund (Class H, Class H - Special Series 1 and Class H -- Special Series 2), Equity Income Fund (Class M, Class M -- Special Series 1 and Class M -- Special Series 2), Small Cap Value Fund (Class N, Class N -- Special Series 1 and Class N -- Special Series 2), International Equity Fund (Class U, Class U-Special Series 1 and Class
U -- Special Series 2), Core Equity Fund (Class W, Class W-Special Series 1 and Class W - Special Series 2) and Small Cap Growth Fund (Class X, Class X-Special Series 1 and Class X -- Special Series 2), are described in this Prospectus. Class H, Class M, Class N, Class U, Class W and Class X shares constitute the Institutional class or series of shares; Class H - Special Series 1, Class M -Special Series 1, Class N -- Special Series 1, Class U-Special Series 1, Class W-Special Series 1, and Class XSpecial Series 1 shares constitute the Retail class or series of shares; and Class H -Special Series 2, Class M -- Special Series 2, Class N - Special Series 2, Class U -- Special Series 2, Class
W -- Special Series 2 and Class X -- Special Series 2 constitute the B class or series of shares. The other Funds of the Trust are:


      Money Market Fund
      (Class A, Class A -- Special Series 1 and Class A -Special Series 2)

      Government Money Market Fund
      (Class B and Class B -- Special Series 1)

      Treasury Money Market Fund
      (Class C and Class C -- Special Series 1)

      Tax Exempt Money Market Fund
      (Class D, Class D -- Special Series 1 and Class D -Special Series 2)

      Intermediate Bond Fund
      (Class I, Class I -- Special Series 1 and Class I -Special Series 2)

      Ohio Tax Exempt Fund
      (Class K, Class K -- Special Series 1 and Class K -Special Series 2)

      National Tax Exempt Fund
      (Class L and Class L -- Special Series 1)

      Enhanced Income Fund
      (Class O, Class O -- Special Series 1 and Class O -Special Series 2)

      Total Return Advantage Fund
      (Class P, Class P -- Special Series 1 and Class P Special Series 2)

      Pennsylvania Tax Exempt Money Market Fund
      (Class Q and Class Q -- Special Series 1)

      Bond Fund
      (Class R, Class R -- Special Series 1 and Class R -Special Series 2)

      GNMA Fund
      (Class S, Class S -- Special Series 1 and Class S -Special Series 2)

      Pennsylvania Municipal Fund
      (Class T, Class T -- Special Series 1 and Class T -Special Series 2)

      Equity Index Fund
      (Class V and Class V -- Special Series 1)

      Real Return Advantage Fund
      (Class Y and Class Y -- Special Series 1)

     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment Funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Shareholder Services Plan and B Shares Plan, only the holders of Retail or B shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.


     As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.


     As of December 9, 1997, National City held beneficially or of record approximately 54.79%, 44.30%, 59.22%, 75.11%, 88.49% and 99.68%, of the
outstanding Institutional shares of the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity and Core Equity Funds, respectively. National City does not have any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.

                          CUSTODIAN AND TRANSFER AGENT

     National City Bank serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES


     Except as noted below, the Trust's advisers and, in the case of the Small Cap Growth Fund, the sub-adviser bear all expenses in connection with the performance of their services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities.


                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent accountants.

     Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

                                  ARMADA FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                  Robert D. Neary
                                    Chairman
                                    Retired Co-Chairman, Ernst & Young
                                    Director:
                                      Cold Metal Products, Inc.
                                      Zurn Industries, Inc.


                                   Herbert R. Martens, Jr.
                                    President
                                    Executive Vice President,
                                      National City Corporation
                                    Chairman, President and Chief Executive
                                    Officer,
                                      NatCity Investments, Inc.



                                   Leigh Carter
                                    Retired President and Chief Operating
                                    Officer,
                                      B.F. Goodrich Company
                                    Director:
                                      Acromed Corporation
                                      Kirtland Capital Corporation
                                      Morrison Products



                                   John F. Durkott
                                    President and Chief Operating Officer,
                                      Kittle's Home Furnishing's Center, Inc.



                                   Robert J. Farling
                                    Retired Chairman, President and Chief
                                    Executive Officer, Centerior Energy
                                    Director, Republic Engineered Steels



                                   Richard W. Furst, Dean
                                    Dean, Carol Martin Gatton College of
                                    Business and Economics, University of
                                    Kentucky
                                    Director:
                                      Foam Design, Inc.
                                      The Seed Corporation


                                   Gerald L. Gherlein
                                    Executive Vice President and General
                                    Counsel,
                                      Eaton Corporation
                                    Trustee:
                                      Meridia Health System
                                      WVIZ Educational Television

                                   J. William Pullen
                                    President and Chief Executive Officer,
                                      Whayne Supply Company

LOGO   NOTES

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 23, 1997

                              SMALL CAP VALUE FUND

                               EQUITY GROWTH FUND

                               EQUITY INCOME FUND

                              SMALL CAP GROWTH FUND

                            INTERNATIONAL EQUITY FUND

                                CORE EQUITY FUND






This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Funds of Armada Funds (the "Trust"), dated December 23, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND(3863), Oaks, Pennsylvania 19456.

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
         STATEMENT OF ADDITIONAL INFORMATION..................................................................... 1


         INVESTMENT OBJECTIVES AND POLICIES...................................................................... 1

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................11

         DESCRIPTION OF SHARES...................................................................................16

         ADDITIONAL INFORMATION CONCERNING TAXES.................................................................18

         TRUSTEES AND OFFICERS...................................................................................21

         ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND
         TRANSFER AGENCY AGREEMENTS..............................................................................26

         SHAREHOLDER SERVICES PLAN...............................................................................31

         PORTFOLIO TRANSACTIONS..................................................................................31

         AUDITORS................................................................................................33

         COUNSEL.................................................................................................33

         YIELD AND PERFORMANCE INFORMATION.......................................................................33

         MISCELLANEOUS...........................................................................................38

         FINANCIAL STATEMENTS....................................................................................44

         APPENDIX A...........................................................................................  A-1

         APPENDIX B...........................................................................................  B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity and Core Equity Funds. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the advisers' investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Funds.

FOREIGN SECURITIES
------------------

                  Unanticipated political or social developments may affect the value of the International Equity Fund's investments in emerging market countries and the availability to the Fund of additional investments in those countries. The small size, relatively unseasoned nature of the securities markets and limited volume of trading in securities in certain of these countries may make the Fund's investments there illiquid and more volatile than investments in Japan or most Western European countries. In addition, the Fund may be required to establish special custodial or other arrangements before making certain investments. Moreover, there may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

FOREIGN GOVERNMENT OBLIGATIONS
------------------------------

                  The International Equity Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Equity Income and International Equity Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, the Equity Income and International Equity Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Equity Income and International Equity Funds may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. Similarly, when the obligations held by the Funds create a short position in a foreign currency, the Funds may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of cash or liquid securities equal to the amount of the Equity Income or International Equity Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Funds hold a forward contract (or call option) permitting the Funds to sell the same currency at a price as high as or higher than the Funds' price to buy the currency.

CONVERTIBLE SECURITIES
----------------------

                  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the adviser deem that retention of such security is warranted.

WARRANTS
--------

                  Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------

                  Each Fund (other than the Core Equity Fund) may invest in futures contracts and related options. For a detailed description of these investments and related risks, see Appendix B attached to this Statement of Additional Information.

"COVERED CALL" OPTIONS
----------------------

                  As described in the Prospectus, each Fund may write covered call options. A Fund will write call options only if they are "covered." The option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets of equal value are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  A Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss on the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

                  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                  There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

WHEN-ISSUED SECURITIES
----------------------

                  Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase whenissued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SHORT-TERM OBLIGATIONS
----------------------

                  Each Fund may invest in various short-term obligations including those described below.

                  Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments). In addition, each Fund may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Each Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Each Fund may also make limited investments in "GICs" issued by U.S. insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to the Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when its adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.

REPURCHASE AGREEMENTS
---------------------

                  Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

                  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT OBLIGATIONS
---------------------------

                  Each Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The

Funds will invest in the obligations of such agencies or instrumentalities only when the adviser believes that the credit risk with respect thereto is minimal.

VARIABLE AND FLOATING RATE OBLIGATIONS
--------------------------------------

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER
------------------

                  Each Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. Each Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following nonfundamental limitations, which may be changed without the vote of shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.



                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.



                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.

                  The Funds do not intend to purchase securities while their respective outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of their respective total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The B shares class for each Fund is expected to commence operations on or about January 1, 1998.



                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  As described in the Prospectus, Institutional shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Retail shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value plus a front-end load or sales charge as described in the Prospectus. B shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1997, sales loads paid by shareholders of the Small Cap Value, Equity Growth and Equity Income Funds totalled $3,160, $5,394 and $72, respectively. As of May 31, 1997, the Small Cap Growth, International Equity and Core Equity Funds had not commenced operations.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Funds permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P
500 Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS
--------------------------------------------

                  Illustrations of the computation of the offering price per Retail share of the Funds, based on the value of the Funds' net assets and number of outstanding shares on May 31, 1997 are as follows:




                                                       TABLE
                                                       -----

                                               SMALL CAP VALUE FUND
                                               --------------------
Net Assets of Retail Shares..........................................................             $4,928,691

Outstanding Retail Shares............................................................                329,602

Net Asset Value Per Share
($4,928,691 / 329,602)...............................................................                 $14.95

Sales Charge,  5.50% of
offering price (5.82% of
net asset value per share)*..........................................................                 $ 0.87

Offering to Public...................................................................                $ 15.82


                                                EQUITY GROWTH FUND
                                                ------------------

Net Assets of Retail Shares..........................................................             $6,931,149

Outstanding Retail Shares............................................................                371,276

Net Asset Value Per Share

($6,931,149 / 371,276)...............................................................                 $18.67

Sales Charge,  5.50% of
offering price (5.84% of
net asset value per share)*..........................................................                  $1.09

Offering to Public...................................................................                 $19.76

                                                EQUITY INCOME FUND
                                                ------------------

Net Assets of Retail Shares..........................................................               $409,603

Outstanding Retail Shares............................................................                 27,558

Net Asset Value Per Share
($409,603 / 27,558)..................................................................                 $14.86

Sales Charge,  5.50% of

* Reflects current sales charge


offering price (5.79% of
net asset value per share)*..........................................................                 $0.86

Offering to Public...................................................................                $15.72


* Reflects current sales charge


                                            INTERNATIONAL EQUITY FUND*
                                            --------------------------
Net Assets of Retail Shares..........................................................            $10,000,000

Outstanding Retail Shares............................................................              1,000,000

Net Asset Value Per Share............................................................                 $10.00

Sales Charge,  5.50% of
offering price (5.80% of
net asset value per share)...........................................................                 $0.58

Offering to Public...................................................................                $10.58

                                              SMALL CAP GROWTH FUND*
                                              ----------------------

Net Assets of Retail Shares..........................................................            $10,000,000

Outstanding Retail Shares............................................................              1,000,000

Net Asset Value Per Share............................................................                 $10.00

Sales Charge,  5.50% of
offering price (5.80% of
net asset value per share)...........................................................                 $0.58

Offering to Public...................................................................                $10.58





* Amounts are estimated as the Fund had not commenced operations as of May 31, 1997.



                                                 CORE EQUITY FUND*
                                                 -----------------

Net Assets of Retail Shares..........................................................            $10,000,000

Outstanding Retail Shares............................................................              1,000,000

Net Asset Value Per Share............................................................                 $10.00
Sales Charge,  5.50% of
offering price (5.80% of

net asset value per share)...........................................................            $     0.58

Offering to Public...................................................................            $     10.58




* Amounts are estimated as the Fund had not commenced operations as of May 31, 1997.

EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Retail or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Transfer Agent's financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 57 classes or series of shares. Eighteen of these classes or series, which represent interests in the Equity Growth Fund (Class H, Class H - Special Series 1 and Class H - Special Series 2), Equity Income Fund (Class M, Class M - Special Series 1 and Class M - Special Series 2), Small Cap Value Fund (Class N, Class N - Special Series 1 and Class N - Special Series 2), International Equity Fund (Class U, Class U - Special Series 1 and Class U - Special Series 2), Core Equity Fund (Class W, Class W Special Series 1 and Class W - Special Series 2) and Small Cap Growth Fund (Class X, Class X - Special Series 1 and Class X Special Series 2) are described in this Statement of Additional Information and the related Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Institutional and Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "short-short test"): (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act; (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Effective for taxable years beginning after August 4, 1997, the recently enacted Taxpayer Relief Act of 1997 repeals the short-short test.

                  Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                              TRUSTEES AND OFFICERS
                              ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         ----------------------
Robert D. Neary                                     Chairman of the Board                 Retired Co-Chairman of
32980 Creekside Drive                               and Trustee                           Ernst & Young, April 1984-
Pepper Pike, OH 44124                                                                     September 1993; Director,
Age 64                                                                                    Cold Metal Products, Inc.,
                                                                                          since March 1994;
                                                                                          Director, Zurn Industries,
                                                                                          Inc. (building products
                                                                                          and construction
                                                                                          services), since June
                                                                                          1995.

Herbert R. Martens, Jr.*                            President and Trustee                 Executive Vice President,
c/o NatCity Investments, Inc.                                                             National City Corporation
1965 East Sixth Street                                                                    (bank holding company),
Cleveland, OH  44114                                                                      since July 1997; Chairman,
Age 45                                                                                    President and Chief Executive
                                                                                          Officer, NatCity Investments,
                                                                                          Inc., since July 1995
                                                                                          (investment banking);
                                                                                          President and Chief Executive
                                                                                          Officer, Raffensberger, Hughes
                                                                                          & Co. from 1993 until 1995
                                                                                          (broker-dealer); President,
                                                                                          Reserve Capital Group, from
                                                                                          1990 until 1993.



Leigh Carter*                                       Trustee                               Retired President and
13901 Shaker Blvd., #6B                                                                   Chief Operating Officer,
Cleveland, OH  44120                                                                      B.F. Goodrich Company,
Age 72                                                                                    August 1986 to September
                                                                                          1990; Director, Adams Express
                                                                                          Company (closed-end investment
                                                                                          company), April 1982 to December
                                                                                          1997; Director, Acromed Corporation;
                                                                                          (producer of spinal implants),
                                                                                          since June 1992; Director,
                                                                                          Petroleum & Resources Corp.,
                                                                                          April 1987 to December 1997;
                                                                                          Director, Morrison Products
                                                                                          (manufacturer of blower fans
                                                                                          and air moving equipment),
                                                                                          since April 1983; Director,
                                                                                          Kirtland Capital Corp .
                                                                                          (privately funded investment
                                                                                          group), since January 1992.


John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishings
Age 53                                                                                    Center, Inc., since
                                                                                          January 1982; partner, Kittles
                                                                                          Bloomington Property Company,
                                                                                          since January 1981; partner,
                                                                                          KK&D (Affiliated Real Estate
                                                                                          Companies of Kittle's Home
                                                                                          Furnishings Center), since
                                                                                          January 1989.

Robert J. Farling                                   Trustee                               Retired Chairman, President and
1608 Balmoral Way                                                                         Chief Executive Officer,
Westlake, OH  44145                                                                       Centerior Energy (electric
Age 61                                                                                    utility), March 1992 to October
                                                                                          1997; Director, National City
                                                                                          Corporation (bank holding
                                                                                          company) until October 1997;
                                                                                          Director, Republic Engineered
                                                                                          Steels, since October 1997.


                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         ----------------------
Richard W. Furst, Dean                              Trustee                               Professor of Finance and
600 Autumn Lane                                                                           Dean, Carol Martin Gatton
Lexington, KY  40502                                                                      College of Business and
Age 59                                                                                    Economics, University of
                                                                                          Kentucky, since 1981;
                                                                                          Director, The Seed Corporation
                                                                                          (restaurant group), since
                                                                                          1990; Director; Foam Design,
                                                                                          Inc., (manufacturer of
                                                                                          industrial and commercial foam
                                                                                          products), since 1993.

Gerald L. Gherlein                                  Trustee                               Executive Vice-President
3679 Greenwood Drive                                                                      and General Counsel, Eaton
Pepper Pike, OH  44124                                                                    Corporation, since 1991
Age 59                                                                                    (global manufacturing);
                                                                                          Trustee, Meridia Health System
                                                                                          (four hospital health system);
                                                                                          Trustee, WVIZ Educational
                                                                                          Television (public
                                                                                          television).

J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 58                                                                                    President and Chief
                                                                                          Executive Officer, American
                                                                                          Contractors Rentals & Sales
                                                                                          (rental subsidiary of Whayne
                                                                                          Supply Co.), since 1988.


                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                    -------------                         ----------------------
W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath
  Bank Building                                                                           LLP, Philadelphia,
1345 Chestnut Street                                                                      Pennsylvania.
Suite 1100
Philadelphia, PA  19107
Age 54

Neal J. Andrews                                     Treasurer                             Vice President and
PFPC Inc.                                                                                 Director of Investment
400 Bellevue Parkway                                                                      Accounting, PFPC Inc.,
Wilmington, DE  19809                                                                     since 1992; prior thereto,
Age 31                                                                                    Senior Auditor, Price
                                                                                          Waterhouse, LLP.


--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.

                  W. Bruce McConnel, III, Esq., Secretary of the Trust, is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Neal J. Andrews, Treasurer of the Trust, is employed by PFPC Inc., which receives fees as Administrator to the Trust.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $125,000. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1997:

                                                                 Pension or
                                                                 Retirement
                                                              Benefits Accrued                                     Total
                                            Aggregate            as Part of               Estimated             Compensation
               Name of                    Compensation           the Trust's          Approval Benefits          from the
          Person, Position               from the Trust           Expenses             Upon Retirement             Trust
          ----------------               --------------           --------             ---------------             -----
Robert D. Neary,                            $18,750                $     0                 $     0              $18,750
Chairman and Trustee

Thomas R. Benua, Jr.,                       $17,500                $     0                 $     0              $17,500
Trustee*

Leigh Carter, Trustee                       $17,500                $     0                 $     0              $17,500

 John F. Durkott, Trustee                   $17,500                $     0                 $     0              $17,500

Robert J. Farling, Trustee                       **                     **                      **                   **

Richard W. Furst, Trustee                   $17,500                $     0                 $     0              $17,500

Gerald L. Gherlein, Trustee                      **                     **                      **                   **

Herbert R. Martens, Jr.,                         **                     **                      **                   **
President and Trustee

J. William Pullen, Trustee                  $17,500                $     0                 $     0              $17,500

Richard B. Tullis, Trustee*                 $18,750                $     0                 $     0              $18,750

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by

--------

*                   Mr. Benua resigned as trustee as of July 17, 1997. Mr.
                    Tullis resigned as trustee as of November 19, 1997.

** Messrs. Farling, Gherlein and Martens were not Trustees of the Trust during the fiscal year ended May 31, 1997.

reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                -------------------------------------------------

ADVISORY AGREEMENTS
-------------------

                  National City serves as investment adviser to the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth and International Equity Funds; and NAM serves as investment adviser to the Core Equity Fund. The adviser and NAM are affiliates of National City Corporation, a bank holding company with $52 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $41 billion in assets. From time to time, the advisers may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to each Fund's respective advisory agreement, the Trust incurred advisory fees in the following amounts for the fiscal years ended May 31, 1997, 1996 and 1995: (i) $982,053, $571,860 and
$183,900 (after waivers of $27,051) with respect to the Small Cap Value Fund;
(ii) $1,612,194, $1,114,914 and $814,885 for the Equity Growth Fund; and (iii)
$669,107, $370,633 and $131,109 (after waivers of $39,122) with respect to the
Equity Income Fund. As of May 31, 1997, the Small Cap Growth, International Equity and Core Equity Funds had not yet commenced operations.

                  Each Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, National City has undertaken in the Advisory Agreement to maintain its policy and practice of conducting its Trust Department independently of its Commercial Departments.

                  The Advisory Agreement with National City relating to the Small Cap Value, Equity Growth and Equity Income Funds was approved by the shareholders of each of these Funds on November 19, 1997. The Advisory Agreement with National City relating to the Small Cap Growth and International Equity Funds was approved by their sole shareholders prior to the Funds' commencement of operations. The Advisory Agreement with NAM relating to the Core Equity Fund was approved by that Fund's sole shareholder prior to the Fund's commencement of operations. Unless sooner terminated, the Advisory Agreements will continue in effect with respect to a particular Fund until September 30, 1998 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Funds' Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreements may be terminated by the Trust or the advisers on 60 days written notice, and will terminate immediately in the event of its assignment.

ADMINISTRATION AND ACCOUNTING SERVICE AGREEMENT
-----------------------------------------------

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for the fiscal years ended May 31, 1997, 1996 and 1995: $130,930, $76,026 and
$23,006 (after waivers of $5,121) with respect to the Small Cap Value Fund;

$208,810, $148,244 and $108,651 with respect to the Equity Growth Fund and $89,214, $49,418 and $17,597 (after waivers of $5,100) with respect to the Equity Income Fund. As of May 31, 1997, the Small Cap Growth, International Equity and Core Equity Funds had not commenced operations.

DISTRIBUTION PLANS AND RELATED AGREEMENT
----------------------------------------

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreements with the Trust as described in the Prospectus. Shares are sold on a continuous basis.


                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for Retail and Institutional shares (the "Retail and Institutional Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan," and, collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of Institutional and Retail shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and related Distribution Agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreements will benefit the Trust and its shareholders.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in either Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.



                  The Retail and Institutional Shares Plan provides that each fund will compensate the Distributor for distribution expenses related to the distribution of Institutional and Retail shares in an amount not to exceed .10% per annum of the fund's average aggregate net assets of such shares. The Retail and Institutional Plan provides that the Trust will pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trusts's investment funds with respect to the Institutional and Retail shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of such class's average net assets. Distribution expenses payable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distribution of its prospectuses to other than current shareholders.


                  The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.

                  The Distribution Plans have been approved, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and (2) the vote of a majority of the entire Board of Trustees.



                  For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $10,817, $13,891 and $6,746 with respect to the Small Cap Value, Equity Growth and Equity Income Funds under the Retail and Institutional Shares Plan. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Small Cap Value Fund, $3,245 was attributable to distribution services and $7,572 was attributable to marketing/consultation. Of the aggregate amount paid to the Distributor by the Trust with respect to the Equity Growth Fund, $4,167 was attributable to distribution services and $9,724 was attributable to marketing/consultation. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Equity Income Fund, $2,024 was attributable to distribution services and $4,722 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.



                  For the period from June 1, 1996 to March 7, 1997, the Trust paid its previous distributor, 440 Financial Distributors, Inc. ("440 Financial") $53,034, $83,467 and $38,334 with respect to the Small Cap Value, Equity Growth and Equity Income Funds under the Retail and Institutional Shares Plan.


                  As of May 31, 1997, the Small Cap Growth, International Equity and Core Equity Funds had not commenced operations.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------


                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan for Retail shares and the B Shares Plan for each Fund's B shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares or B shares in consideration for the payment of up to .25% (on an annualized basis), of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail or B shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail or B shares; (v) arranging for bank wires;
(vi) responding to customer inquiries relating to the services performed with respect to Retail or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.


                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to its Advisory Agreements with the Trust, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth and International Equity Funds. Pursuant to its Advisory Agreement with the Trust, NAM is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Core Equity Fund. Each adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the fiscal years ended May 31, 1997, 1996 and 1995, the Small Cap Value, Equity Growth and Equity Income Funds paid $421,322, $356,904 and $217,900; $803,733, $265,644 and $80,991; $102,856, $102,100 and $68,108 in
brokerage commissions, respectively. As of May 31, 1997, the Small Cap Growth, International Equity and Core Equity Funds had not yet commenced operations.

                  While the advisers generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the current Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the advisers are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the advisers may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the advisers and does not reduce the fees payable to the adviser by the Fund. Such information may be useful to the advisers in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out their obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's advisers, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to its adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  While serving as advisers to the Fund, National City and NAM have agreed to maintain their policy and practice of conducting their Trust Departments independently of their Commercial Departments. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the adviser. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law and by each of the current Advisory Agreements, the adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1997, for the Small Cap Value, Equity Growth and Equity Income Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.

                        YIELD AND PERFORMANCE INFORMATION
                        ---------------------------------

                  The Equity Income Fund's "yield" described in the Prospectus is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                 a-b
                                    Yield = 2 [(------) to the 6th power  - 1]
                                                cd + 1

         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  The Equity Income Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of Retail Shares" and "Sales Charges Applicable to Purchases of B Shares" in the Prospectus.

                  For the 30-day period ended May 31, 1997, the yields of the Retail and Institutional shares of the Small Cap Value, Equity Growth and Equity Income Funds were 0.44% and 0.69%, .04% and .31% and 2.29% and 2.61%, respectively.

                  Each Fund computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                         ERV  1/n (exponent)
                                    T = [(-----) - 1]
                                            P

         Where:            T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                        ERV
                                            T =        (---)  - 1
                                                         P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Funds' mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The average annual total returns for the one year period ended May 31, 1997 were 18.68% (after taking the sales load into account) and 23.26% (without taking into account any sales load), for the Small Cap Value Fund's Retail shares and 23.61% for the Small Cap Value Fund's Institutional shares. The average annual total returns since the Small Cap Value Fund's commencement of operations through May 31, 1997 were 18.78% (after taking into account the sales load) and 20.43% (without taking into account any sales load), for its Retail shares and 21.37% for the Institutional shares.

                  The average annual total returns for the one year period ending May 31, 1997 were 24.41% (after taking the sales load into account) and 29.24% (without taking into account any sales load), for the Equity Growth Fund's Retail Shares and 29.57% for the Equity Growth Fund's Institutional shares. The average annual total returns since the Equity Growth Fund's commencement of operations through May 31, 1997 were 13.48% (after taking into account the sales load) and 14.06% (without taking into account any sales load), for its Retail shares and 14.31% for the Institutional shares.

                  The average annual total returns for the one year period ended May 31, 1997 were 19.69% (after taking the sales load into account) and 24.33% (without taking into account any sales load), for the Equity Income Fund's Retail shares and 24.62% for the Equity Income Fund's Institutional shares. The average annual total returns since the Equity Income Fund's commencement of operations through May 31, 1997 were 17.69% (after taking into account the sales load) and 19.32% (without taking into account any sales load), for its Retail shares and 19.62% for the Institutional shares.

                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested or the ending value redeemed any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments (with respect to the Equity and Equity Income Funds), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.


                  As of November 30, 1997, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:




 Equity Growth Fund (Institutional)
                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------
National City                                          3,093,963.821                                21.72%
Corporation Non-
Contributory Pension
Plan
1900 East Ninth
Street
Cleveland, OH  44114

International Equity Fund (Institutional)

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------


National City Non-                                                  6,233,346.634                                    64.61%
Contributory
Retirement Trust
1900 East Ninth
Street
Cleveland, OH  44114

The Columbus                                                           710,755.54                                     5.13%
Foundation
1234 East Broad
Street
Columbus, OH  43205-
1463

Small Cap Growth Fund (Institutional)

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------
National City                                          1,893,587.275                                 64.30%
Corporation Non-
Contributory
Retirement Trust
1900 East Ninth
Street
Cleveland, OH  44114

Whayne Supply Co.                                       1,257,170.42                                 18.06%
Attn:  Ora Nell
Burke
P. O. Box 35900
Louisville, KY
40232

Hanover College                                           521,534.09                                  7.49%
Mike Bruce
P.O. Box 108
Hanover, IN  47243-
0108

Core Equity Fund (Institutional)

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------


National City Non-                                    10,473,612.686                                99.68%
Contributory
Retirement Trust
1900 East Ninth
Street
Cleveland, OH  44114

Equity Income Fund (Institutional)
                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------

National City Non-                                    3,122,233.478                                 31.88%
Contributory Retirement
Trust
1900 East Ninth Street
Cleveland, OH  44114

Equity Income Fund (Retail)

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------

Wheat First FBO Carroll                               5,142.199                                     11.35%
C. Homas TTEE Alan &
Carroll C. Homans
Declaration of Trust
1190 Sugar Sands Blvd.
Apt. 517
Riviera Beach, FL  33404

The Private Bank & Trust                              2,938.011                                     6.48%
Co. TTEE FBO Seymour
C. Swartz Residual Trust
10 North Dearborn Street
Chicago, IL  60602-4209

James R. Kirk                                         2,328.065                                     5.14%
29752 Devonshire Oval
Westlake, OH  44145-3896

Small Cap Value Fund (Retail)

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------

Ann Fairchild Warner                                  21,443.400                                    5.02%
Attn:  Marie Tardif
C/O State Street Bank and
Trust
P. O. Box 9242
Boston, MA  02114-0042

International Equity Fund (Retail)

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------
Joseph L. Gnan, Jr.                                   124.860                                       31.54%
Jane M. Gnan
1014 Bel Vista Ct.
St. Marys, PA  15857-3072

Mary Jane Matts                                       102.041                                       25.78%
425 W. Lakeside Ave.
Apt. 508
Cleveland, OH  44113-1027

SEI Investments Co.                                   100.000                                       25.26%
Attn:  Rob Silvestri
One Freedom Valley Drive
Oaks, PA  19456

Cordell G. Lawrence                                   54.230                                        13.70%
1615 Two Springs Place
Louisville, Ky  40207-
2377

Small Cap Growth Fund (Retail)
------------------------------

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------
Marilyn A. Hayes                                      538.756                                       58.08%
John P. Hayes
20807 Sandalwood Lane
Strongsville, OH  44136-
5717

Mary Jane Matts                                       100.100                                       10.79%
425 W. Lakeside Ave.
Apt. 508
Cleveland, OH  44113-1027

SEI Investments Co.                                   100.000                                       10.78%
Attn:  Rob Silvestri
One Freedom Valley Drive
Oaks, PA  19456

Alejandro L. Vallecillo Cust                          99.369                                        10.71%
Talyssa Vallecillo UTMA
32967 Heartwood Avenue
Avon, OH  44011-2761

Cordell G. Lawrence                                   47.755                                        5.15%
1615 Two Springs Place
Louisville, KY  40207-2377

Core Equity Fund (Retail)

                                                    Outstanding Shares                            Percentage
                                                    ------------------                            ----------

Wheat First FBO                                       5,030.757                                     61.46%
Vincent A. DiGirolamo &
Nancy S. DiGirolamo
2002 Fox Trace Trail
Cuyahoga Falls, OH  44223

Charles W. Edwards, Jr.                               2,577.320                                     31.49%
570 Bennett Way
Florence, AL  35634-2604






                              FINANCIAL STATEMENTS
                              --------------------

                  The audited financial statements contained in the annual report for the fiscal year ended May 31, 1997 are hereby incorporated herein by reference. Copies of the Funds' annual report may be obtained by calling the Trust at 1-800-622-FUND (3863) or by writing to the Trust, Oaks, Pennsylvania 19456.

                                   APPENDIX A
                                   ----------

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CCC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless,

timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F- 1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectus, the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth and International Equity Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.



I.  Index Futures Contracts
    -----------------------

                  General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.


                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of the Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

II.  Margin Payments
     ---------------

                  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  Risks of Transactions in Futures Contracts
      ------------------------------------------

                  There are several risks in connection with the use of futures by the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where a Fund has sold futures to hedge its Fund against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

                  When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds will continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by a Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.  Options on Futures Contracts
     ----------------------------

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Funds will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.  Other Matters
    -------------

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Armada Funds Equity Series
Statement of Assets and Liabilities
November 30, 1997
(unaudited)                                            Small Cap Growth  International Equity      Core Equity
                                                      --------------------------------------------------------
ASSETS
Investments at value  (cost $30,267,852, $94,662,344
and $105,141,920, respectively)                           $31,019,264         $89,773,084         $105,212,559
Interest, dividends, and reclaims receivable                    2,059             187,760              157,269
Receivable for Fund shares sold                                   500                 500                    0
Receivable for investments sold                                13,962                   0              161,542
                                                      --------------------------------------------------------
TOTAL ASSETS                                               31,035,785          89,961,344          105,531,370
                                                      --------------------------------------------------------

LIABILITIES
Payable for Fund shares redeemed                               35,211              24,433                    0
Payable for investments purchased                             129,389             908,499              164,797
Accrued expenses                                               22,979              86,741               85,615
                                                      --------------------------------------------------------
TOTAL LIABILITIES                                             187,579           1,019,673              250,412
                                                      --------------------------------------------------------

NET ASSETS                                                $30,848,206         $88,941,671         $105,280,958
                                                      ========================================================


NET ASSETS CONSIST OF:
Paid-in capital                                           $29,951,503         $95,624,094         $105,147,400
Undistributed net investment income                            27,088             209,315               70,796
Undistributed net realized gain/(loss) on
  investments sold                                            118,203          (1,972,586)              (7,877)
Accumulated net realized loss on
   foreign currency transactions                                 --               (25,805)                --
Net unrealized appreciation/(depreciation)
     on investments                                           751,412          (4,889,260)              70,639
Net unrealized depreciation on translation of assets
   and liabilities denominated in foreign currencies             --                (4,087)                --

                                                      --------------------------------------------------------
                                                          $30,848,206         $88,941,671         $105,280,958
                                                      ========================================================


Net Assets- Institutional class                           $30,838,494         $88,938,021         $105,199,042
Shares outstanding- Institutional class                     2,944,822           9,647,135           10,507,465
Net asset value, Offering price and Redemption
     price per share- Institutional class                      $10.47               $9.22               $10.01
                                                      ========================================================

Net Assets- Retail class                                       $9,712              $3,650              $81,916
Shares outstanding- Retail class                                  928                 396                8,186
Net asset value, and Redemption price per
     share-  Retail class                                      $10.47               $9.22               $10.01
                                                      ========================================================

Maximum sales load charged- Retail class                         3.75%               3.75%                3.75%
Maximum offering price per Retail share                        $10.88               $9.58               $10.40
                                                      ========================================================


See Accompanying Notes

Armada Funds Equity Series
Statement of Operations
For the Four Months Ended November 30, 1997
(unaudited)

                                                                          Small Cap     International          Core
                                                                           Growth           Equity            Equity
                                                                         ---------------------------------------------
INVESTMENT INCOME:
Dividends                                                                $  40,407       $   401,058       $   552,890
Interest                                                                    70,587           119,694            10,124
Less foreign taxes withheld                                                   --             (36,405)             --
                                                                         ---------------------------------------------
Total investment income                                                    110,994           484,347           563,014
                                                                         ---------------------------------------------

EXPENSES:
Investment Advisory fees                                                    65,670           210,300           258,295
Administration fees                                                          8,760            28,040            34,439
Registration and filing fees                                                 5,058            19,708            25,001
Transfer Agent fees                                                          4,330             8,971             8,473
12b-1 fees                                                                   3,503            11,216            13,776
Custodian fees                                                               1,809            60,480             6,807
Distribution fees                                                            1,379             5,676             7,501
Audit fees                                                                     799             2,358             2,474
Legal fees                                                                     609             2,432             3,054
Miscellaneous                                                                  321             2,978             4,758
Printing and shareholder reports                                               169               679               855
Trustees' fees                                                                 160               641               806
Insurance                                                                       95               375               469
Shareholder servicing fees- Retail class only                                    4                 2                28
Fees waived by Investment Adviser                                             --             (50,784)          (64,683)
Fees waived by Administrator                                                (8,760)          (28,040)          (34,439)
                                                                         ---------------------------------------------
Total expenses                                                              83,906           275,032           267,614

                                                                         ---------------------------------------------
NET INVESTMENT INCOME                                                       27,088           209,315           295,400
                                                                         ---------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS
Net realized gain/(loss) on investments sold                               118,203        (1,972,586)           (7,877)
Net realized loss on foreign currency transactions                            --             (25,805)             --
Net change in unrealized appreciation/(depreciation) on investments        751,412        (4,889,260)           70,639
Net change in unrealized depreciation on translation of assets
  and liabilities denominated in foreign currencies                           --              (4,087)             --


                                                                         ---------------------------------------------
Net gain/(loss) on investments                                             869,615        (6,891,738)           62,762
                                                                         ---------------------------------------------



NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
         FROM OPERATIONS                                                  $896,703       ($6,682,423)         $358,162
                                                                         =============================================

See Accompanying Notes

Armada Funds Equity Series
Statement of Changes in Net Assets
For the Four Months Ended November 30, 1997
(unaudited)

                                                                                   International
                                                                 Small Cap Growth         Equity      Core Equity
                                                                 ------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income                                                 $    27,088   $    209,315    $     295,400
Net realized gain/(loss) on investments sold                              118,203     (1,972,586)          (7,877)
Net realized loss on foreign currency transactions                             --        (25,805)              --
Net change in unrealized appreciation/(depreciation)
     on investments                                                       751,412     (4,889,260)          70,639
Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign
     currencies                                                               --         (4,087)              --
                                                                 ------------------------------------------------
Net increase/(decrease) in net assets resulting from operations           896,703     (6,682,423)         358,162
                                                                 ------------------------------------------------

Distributions to shareholders from net investment income                       --             --         (224,604)

Increase in net assets derived from capital share                      29,951,503     95,624,094      105,147,400
     transactions

                                                                 ------------------------------------------------
Total increase in net assets                                           30,848,206     88,941,671      105,280,958
                                                                 ------------------------------------------------

NET ASSETS:
Beginning of period                                                             0              0                0
End of period                                                         $30,848,206   $ 88,941,671    $ 105,280,958
                                                                 ================================================

UNDISTRIBUTED NET INVESTMENT INCOME AS OF
NOVEMBER 30, 1997                                                     $    27,088   $    209,315    $      70,796
                                                                 ================================================

See Accompanying  Notes

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  FUND ORGANIZATION

         Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series of twenty-one funds each of which is authorized to issue two classes of shares designated as Institutional and Retail Shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different shareholder service fees and investment minimums. In addition, Retail shares are subject to a front-end sales charge, which may be reduced or waived under certain circumstances.

The Trust currently has four Series in operation that consist of the following
Funds:

MONEY MARKET SERIES        Money Market Fund, Government Money Market Fund,
                           Treasury Money Market Fund, Tax Exempt Money
                           Market Fund and Pennsylvania Tax Exempt Money Market
                           Fund;

EQUITY SERIES              Small Cap Value Fund, Equity Growth Fund, Equity
                           Income Fund, Small Cap Growth Fund, International
                           Equity Fund, Core Equity Fund, and Equity Index Fund;

TAX EXEMPT SERIES          Ohio Tax Exempt Fund, Pennsylvania Municipal Fund
                           and National Tax Exempt Fund;

INCOME SERIES              Total Return Advantage Fund, Intermediate Bond Fund,
                           Enhanced Income Fund, GNMA Fund, Bond Fund and Real
                           Return Advantage Fund.


         As of the date of this report, the National Tax Exempt, Equity Index and Real Return Advantage Funds have not commenced operations.


         The Small Cap Growth, International Equity and Core Equity Funds each commenced operations on August 1, 1997. Accordingly, the Statements of Assets and Liabilities, Operations, Changes in Net Assets and Financial Highlights for each of the Funds is presented as of November 30, 1997 and for the four-month period then ended.

2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Small Cap Growth, International Equity and Core Equity Funds (the "Funds") in preparation of their financial statements.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         PORTFOLIO VALUATION: Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities and other assets for which no quotations are readily available are valued at their fair value under procedures approved by the Board of Trustees. Short-term investments having maturities of 60 days or less are generally valued on the basis of amortized cost.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

         SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among them.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income of the Core Equity Fund are declared and paid quarterly; dividends from the net investment income of the Small Cap Growth and International Equity Funds are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, interest income, and discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

         FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.


         FOREIGN CURRENCY TRANSLATION: The books and records of International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective date of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments.

         FORWARD FOREIGN CURRENCY CONTRACTS: The International Equity Fund entered into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are extinguished.


         REPURCHASE AGREEMENTS: Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
3.  INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS

         Fees paid by the Trust pursuant to the Advisory Agreements with National City Bank, and National Asset Management Corporation, (collectively, the "Adviser" or "Advisers"), wholly-owned subsidiaries of National City Corporation, are payable monthly based on the annual rate of .75% of each Fund's average daily net assets. The Advisers may from time to time waive their fees payable by the Fund. For the period ended November 30, 1997, the Advisers have earned and waived the following fees:

                                       EARNED                    WAIVED
                                      -------                   -------
Small Cap Growth Fund                 $65,670                   $   --
International Equity Fund             210,300                    50,784
Core Equity Fund                      258,295                    64,683

         At November 30, 1997, advisory fees accrued and unpaid amounted to:

Small Cap Growth Fund                                           $18,648
International Equity Fund                                        52,549
Core Equity Fund                                                 63,872

         Wellington Management Company, LLP (the "Sub Adviser") serves as the investment sub-adviser to the Small Cap Growth Fund and is entitled to earn a fee pursuant to such agreement. No such fees are paid to the Sub-Adviser directly from the Trust.

         The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Retail shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% on an annualized basis of the net asset value of the Retail shares of the Small Cap Growth, International Equity and Core Equity Funds. For the period ended November 30, 1997, fees paid under the Services Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, amounted to:

Small Cap Growth Fund                                               $ 0
International Equity Fund                                             1
Core Equity Fund                                                     12

         National City Bank, serves as the Funds' Custodian. For the period ended November 30, 1997, National City Bank has earned custodian fees as follows:

Small Cap Growth Fund                                           $  1,809
International Equity Fund                                         60,480
Core Equity Fund                                                   6,807

         SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor"), serves as the Trust's Distributor. Each Fund pays a fee to the Distributor for distributing its shares. Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor for services provided and expenses assumed in providing advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual base fee of $1,250,000, plus incentive fees related to asset growth, which are allocated among the investment funds with respect to which the Distributor is distributing shares.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

         Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,500 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

         Expenses for the period ended November 30, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

         PFPC Inc. ("PFPC") serves as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund pays PFPC an asset-based fee plus reimbursement of reasonable out-of-pocket expenses. An officer of PFPC serves as Treasurer to the Trust.

4.  PURCHASES AND SALES OF SECURITIES

         During the period ended November 30, 1997, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                  PURCHASES                          SALES
-----------------------------------------------------------------------------
Small Cap Growth Fund          $  30,008,743                     $  1,804,883
International Equity Fund        105,605,807                       12,376,558
Core Equity Fund                 121,703,940                       16,946,221

5.  FORWARD FOREIGN CURRENCY CONTRACTS

         The International Equity Fund had the following open forward currency contract at November 30, 1997:

                          SETTLEMENT           CONTRACT             CONTRACT             CURRENT           UNREALIZED
CURRENCY                     DATE                AMOUNT               RATE                RATE             GAIN (LOSS)
--------                  ----------           --------             --------             -------           -----------
Belgium Francs              12/1/97            $903,836              35.864             36.39002           ($17,728)

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6.  SHARES OF BENEFICIAL INTEREST

         The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized below for the Funds.

                                                                                FOR THE PERIOD ENDED NOVEMBER 30, 1997
----------------------------------------------------------------------------------------------------------------------
1997
----                                                   INSTITUTIONAL CLASS                        RETAIL CLASS
----------------------------------------------------------------------------------------------------------------------
                                                    SHARES                 VALUE               SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Shares sold                                        2,976,326            $ 30,277,816            928           $  9,787
Shares reinvested                                         --                      --             --                 --
Shares repurchased                                   (31,504)               (336,100)            --                 --
                                                  ----------            ------------          -----           --------
Net increase                                       2,944,822            $ 29,941,716            928           $  9,787
                                                  ==========            ============          =====           ========

INTERNATIONAL EQUITY FUND
Shares sold                                        9,696,682            $ 96,109,264            396           $  3,887
Shares reinvested                                         --                      --             --                 --
Shares repurchased                                   (49,547)               (489,057)            --                 --
                                                  ----------            ------------          -----           --------
Net increase                                       9,647,135            $ 95,620,207            396           $  3,887
                                                  ==========            ============          =====           ========

CORE EQUITY FUND
Shares sold                                       10,485,517            $104,848,724          8,174            $80,721
Shares reinvested                                     22,547                 223,668             12                117
Shares repurchased                                      (599)                 (5,830)            --                 --
                                                  ----------            ------------          -----           --------
Net increase                                      10,507,465            $105,066,562          8,186           $ 80,838
                                                  ==========            ============          =====           ========


                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7.  RESULTS OF PROXY VOTING

A special meeting of the Shareholders of the Funds was held on November 19, 1997. The unaudited results of votes taken among shareholders on the following proposal are listed below:

Proposal 6.
-----------
        Election of Trustees for all Armada Funds - Institutional and Retail.

                                             SHARES            PERCENT           SHARES          PERCENT OF
                                            VOTED FOR           VOTED            WITHHELD       VOTE WITHHELD
-------------------------------------------------------------------------------------------------------------
Robert D. Neary                           2,947,760,879        92.529%         237,992,446          7.471%
Leigh Carter                              2,968,618,039        93.184%         217,135,286          6.816%
John F. Durkott                           2,969,331,887        93.207%         216,421,437          6.793%
Robert J. Farling                         2,968,613,274        93.184%         217,140,051          6.616%
Richard W. Furst                          2,969,331,887        93.207%         216,421,437          6.793%
Gerald L. Gherlein                        2,969,331,887        93.207%         216,421,437          6.793%
Herbert R. Martens, Jr.                   2,969,331,887        93.207%         216,421,437          6.793%
J. William Pullen                         2,969,331,887        93.207%         216,421,437          6.793%

                            Portfolio of Investments
                            International Equity Fund
                            November 30, 1997
                            (Unaudited)
                                                   Number of
                                                     Shares         Value
                                                   ------------------------
COMMON STOCK--94.3%

AUSTRALIA--3.2%
National Australia Bank-ADR                          20,300      $1,353,756
News Limited - ADR                                   35,200         763,400
Santos, Limited                                     174,200         721,125
                                                                 ----------
                                                                  2,838,281
                                                                 ----------

AUSTRIA--0.8%
Mayr Melnhof Karton AG                               12,900         722,202
                                                                 ----------

BELGIUM--1.6%
Fortis AG                                             4,500         895,300
Lernout & Hauspie Speech Products NV -ADR **         10,300         493,434
                                                                 ----------
                                                                  1,388,734
                                                                 ----------

BERMUDA--0.9%
Exel Limited  -ADR                                   13,400         824,100
                                                                 ----------

DENMARK--1.0%
Unidanmark                                           13,300         938,917
                                                                 ----------

FINLAND--1.9%
Cultor Oy                                             9,750         513,920
Nokia Corp. - ADR                                    14,000       1,163,750
                                                                 ----------
                                                                  1,677,670
                                                                 ----------

FRANCE--7.4%
Alcatel Alsthom - ADR                                26,800         663,300
Coflexip-ADR **                                      12,000         597,750
Compagnie de Saint Gobain                             2,750         373,593
Compagnie Generale de Geophysique SA **               3,500         379,437
L'Oreal                                               1,050         401,966
LVMH Moet Hennesey - ADR                              8,200         284,437
Pinault - Printemps Redoute SA                          950         485,984
Rhone Poulenc Limited, - ADR                         17,500         785,313
Societe Generale                                      4,850         637,521
Suez Lyonnaise des Eaux                               8,400         903,533
Total Petroleum of North America -ADR                14,300         751,644
Valeo SA                                              5,650         373,637
                                                                 ----------
                                                                  6,638,115
                                                                 ----------

                             See Accompanying Notes

                            Portfolio of Investments
                            International Equity Fund
                            November 30, 1997
                            (Unaudited)
                                                   Number of
                                                     Shares         Value
                                                   ------------------------
GERMANY--7.8%
Allianz AG                                            3,500      $  827,461
BASF AG                                              15,600         551,448
Bayerische Vereinsbank AG                            19,350       1,148,606
Buderus AG                                            1,600         771,956
Mannesmann AG                                         1,950         905,444
SAP AG                                                1,950         568,252
Siemens AG                                           10,750         636,895
Veba AG                                              17,850       1,057,542
Volkswagen AG                                         1,000         567,515
                                                                 ----------
                                                                  7,035,119
                                                                 ----------

HONG KONG--1.9%
Cheung Kong Holdings Limited                        101,000         712,069
Citic Pacific Limited                                91,000         362,574
Hong Kong & China Gas Co. Limited                   194,000         348,836
Hutchison Whampoa Limited                            44,000         293,133
                                                                 ----------
                                                                  1,716,612
                                                                 ----------

IRELAND--1.2%
Bank of Ireland  -GDR                                47,000         633,883
CBT Group PLC  -ADR **                                5,900         417,794
                                                                 ----------
                                                                  1,051,677
                                                                 ----------

ITALY--2.8%
Istituto Mobiliare Italiano SpA                     101,800       1,063,331
Telecom Italia Spa - ADR                             23,000       1,428,875
                                                                 ----------
                                                                  2,492,206
                                                                 ----------



JAPAN--18.0%
Bank of Tokyo -Mitsubishi - ADR                     64,900          941,050
Bridgestone Corporation                             51,000        1,106,915
Canon Incorporated                                  36,000          868,795
Daiwa House Industry Co. Limited                    43,000          347,032
Ito Yokado Co. Limited                              15,000          676,983
Kyocera Corporation                                 12,000          579,197
Mitsubishi Corporation                              88,000          686,762
Mitsubishi Materials Corporation                   222,000          500,968
Nippon Electric Corp.                               75,000          793,340
Nissin Food Products Co. Limited                    19,000          425,779
NTT Data Communications Systems Co.                    200          971,596
Promise Co., Ltd.                                   10,000          552,400


                             See Accompanying Notes

                            Portfolio of Investments
                            International Equity Fund
                            November 30, 1997
                            (Unaudited)
                                                   Number of
                                                     Shares         Value
                                                   ------------------------
JAPAN-CONTINUED
SMC Corp.                                           10,000      $   885,406
Sony Corp.                                          13,000        1,110,284
Sumitomo Metal Industries **                       276,000          562,272
Sumitomo Sitix                                      39,000          678,394
Takara Smuzo                                       133,000          561,700
Takeda Chemical Industries                          38,000        1,110,597
Tokio Marine & Fire Insurance Company               43,000          407,679
Tokuyama Soda Co. Y50                              166,000          578,805
Tokyo Electron, Limited                             12,000          459,785
Toshiba Ceramics Co.                                47,000          200,705
Toyota Motor Corp. -  ADR                           14,500          831,031
Yamaha Corporation                                  22,000          308,560
                                                                -----------
                                                                 16,146,035
                                                                -----------

NETHERLANDS--6.5%
Aegon NV - ADR                                      11,300          960,500
AKZO NV - ADR                                        4,600          403,650
Ing Groep NV                                        15,700          638,125
Koninklijke Ahold NV - ADR                          24,600          651,900
Royal Dutch Petroleum Co.                           21,600        1,138,050
Royal PTT Nederland NV                              12,900          517,830
Unilever NV -ADR                                    26,000        1,509,625
                                                                -----------
                                                                  5,819,680
                                                                -----------

NORWAY--1.3%
Norsk Hydro                                         14,800          762,455
Smedvig                                             14,600          389,779
                                                                -----------
                                                                  1,152,234
                                                                -----------

SPAIN--4.3%
Banco Bilbao Vizcaya -ADR                           44,400        1,326,450
Endesa -Sponsored ADR                               62,000        1,162,500
Telefonica De Espania -ADR                          16,100        1,392,650
                                                                -----------
                                                                  3,881,600
                                                                -----------

SWEDEN--3.9%
Ericsson, (L.M.) Telephone Co.-ADR                  38,800        1,567,763
Svenska Cellulosa Ab - A                            22,900          513,108
Svenska Handelsbanken - A                           16,000          563,659
Volvo AB-B                                          32,500          867,118
                                                                -----------
                                                                  3,511,648
                                                                -----------

                             See Accompanying Notes

                            Portfolio of Investments
                            International Equity Fund
                            November 30, 1997
                            (Unaudited)
                                                   Number of
                                                     Shares         Value
                                                   ------------------------
SWITZERLAND--7.8%
Credit Suisse Group                                  7,900      $ 1,155,335
Nestle SA                                              800        1,177,255
Novartis AG                                          1,600        2,556,516
Roche Holding AG                                        90          805,505
Schweizerische Rueckversicherungs - Gesellschaft       800        1,306,876
                                                               ------------
                                                                  7,001,487
                                                               ------------

UNITED KINGDOM--22.0%
Abbey National Plc                                  61,100          972,799
BOC Group Plc                                       37,800          601,830
British American Tobacco Industries Plc - ADR       68,700        1,249,481
British Petroleum Co. Plc Sponsored ADR             15,300        1,269,900
British Steel Plc -ADR                              23,700          568,800
Cable & Wireless Plc                                66,000          598,241
Carlton Communications Plc                          80,600          615,832
General Electric Company Plc                       150,000          974,239
Glaxo Wellcome Plc -ADR                             30,300        1,384,331
Grand Metropolitan Plc - ADR                        31,500        1,173,375
HSBC Holdings Plc -GDR                              25,400          612,797
Marks & Spencer Plc                                101,700        1,043,490
National Grid Group Plc                            191,400          948,068
Pearson Plc                                         59,800          831,199
Royal & Sun Alliance Insurance Group Plc           147,700        1,326,349
Siebe Plc                                           56,300        1,021,584
SmithKline Beecham -ADR                             34,400        1,707,100
Tesco Plc                                          139,800        1,127,039
Tomkins Plc -ADR                                    84,700        1,752,231
                                                                -----------
                                                                 19,778,685
                                                                -----------

TOTAL COMMON STOCK                                               84,615,002
(Cost $89,308,170)                                              -----------



PREFERRED STOCK--0.3%
GERMANY--0.3%
SAP AG                                                 900          277,068
(Cost $269,744)                                                 -----------


                             See Accompanying Notes

                            Portfolio of Investments
                            International Equity Fund
                            November 30, 1997
                            (Unaudited)
                                                   Number of
                                                     Shares         Value
                                                   ------------------------
INVESTMENT COMPANIES--1.6%
Schroder Asian Growth Fund (Closed-End)             75,000      $   618,750
Scudder Latin America Fund                          32,595          856,584
                                                                -----------
TOTAL INVESTMENT COMPANIES                                        1,475,334
(Cost $1,678,750)                                               -----------



TEMPORARY INVESTMENT--3.8%
Goldman Sachs Financial Square Premium           3,405,680        3,405,680
(Cost $3,405,680)                                               -----------


TOTAL INVESTMENTS--100.0%                                       $89,773,084
(Cost $94,662,344*)                                             ===========

-----------
* Also cost for Federal income tax purposes

The gross unrealized appreciation (depreciation)
for federal income tax purposes is as follows:
Gross appreciation                             $ 2,536,086
Gross depreciation                              (7,425,346)
                                              ------------
                                               ($4,889,260)
                                              ------------
** Non-income producing

ADR- American Depository Receipt
GDR- Global Depository Receipt

                            See Accompanying Notes

                            Portfolio of Investments
                            Core Equity Fund
                            November 30, 1997
                            (Unaudited)

                                                      Number of
                                                        Shares          Value
                                                        ------        ----------
COMMON STOCK--98.3%

ADVERTISING--4.2%
Interpublic Group of Co's., Inc.                        39,085        $1,873,637
Omnicom Group, Inc.                                     33,700         2,498,012
                                                                      ----------
                                                                       4,371,649
                                                                      ----------

BANKING--5.8%
Banc One Corp.                                          22,900         1,176,487
Chase Manhattan Corp.                                   12,930         1,404,521
Commerce Bancshares, Inc.                               26,116         1,622,432
First Union Corp.                                       38,000         1,852,500
                                                                      ----------
                                                                       6,055,940
                                                                      ----------

BUILDING & BUILDING SUPPLIES--1.0%
Sherwin Williams Co.                                    38,050         1,086,803
                                                                      ----------

BUSINESS SERVICES--5.1%
Automatic Data Processing, Inc.                         24,760         1,392,750
Cintas Corp.                                            40,700         1,589,844
Computer Sciences Corp.**                               29,970         2,373,249
                                                                      ----------
                                                                       5,355,843
                                                                      ----------

CHEMICALS--3.9%
Dow Chemical Co.                                        15,700         1,550,375
E.I. DuPont de Nemours & Co.                            21,150         1,280,897
Eastman Chemical Co.                                    21,160         1,277,535
                                                                      ----------
                                                                       4,108,807
                                                                      ----------

CONSUMER STAPLES--2.8%
Procter & Gamble Co.                                    37,840         2,887,665
                                                                      ----------

DIVERSIFIED--2.5%
General Electric Co.                                    35,930         2,649,837
                                                                      ----------

ELECTRICAL EQUIPMENT--3.0%
Emerson Electric Co.                                    31,792         1,748,560
Hubbell, Inc.                                           31,696         1,440,187
                                                                      ----------
                                                                       3,188,747
                                                                      ----------


                             See Accompanying Notes

                           Portfolio of Investments
                               Core Equity Fund
                              November 30, 1997
                                 (Unaudited)

                                                      Number of
                                                        Shares          Value
                                                        ------       -----------
FINANCIAL SERVICES--2.4%
Federal National Mortgage Association                   47,870       $ 2,528,134
                                                                     -----------

FOODS--3.4%
Conagra, Inc.                                           61,740         2,218,781
Sara Lee Corp.                                          25,200         1,332,450
                                                                     -----------
                                                                       3,551,231
                                                                     -----------

HOME FURNISHINGS & HOUSEWARES--1.9%
Newell Co.                                              49,570         2,023,076
                                                                     -----------

INSURANCE--9.8%
Aflac, Inc.**                                            3,620           166,973
American International Group, Inc.                      27,330         2,755,206
MBIA, Inc.                                              16,540         1,039,953
PMI Group, Inc.                                         41,610         2,704,650
The Chubb Corp.                                         28,540         2,024,556
Travelers Group, Inc.                                   32,910         1,661,955
                                                                     -----------
                                                                      10,353,293
                                                                     -----------

MEDICAL & MEDICAL SERVICES--1.2%
United Healthcare Corp.                                 24,200         1,259,913
                                                                     -----------

MEDICAL INSTITUTION SUPPLIES--2.2%
Boston Scientific Corp.**                               15,910           718,933
Medtronic, Inc.                                         34,250         1,635,438
                                                                     -----------
                                                                       2,354,371
                                                                     -----------

OFFICE & BUSINESS EQUIPMENT--1.0%
Pitney Bowes, Inc.                                      12,950         1,088,609
                                                                     -----------

OIL & GAS--6.6%
Amoco Corp.                                             15,320         1,378,800
Exxon Corp.                                             25,890         1,579,290
Mobil Corp.                                             26,180         1,883,324
Texaco Inc.                                             36,820         2,080,330
                                                                     -----------
                                                                       6,921,744
                                                                     -----------

PAPER & FOREST PRODUCTS--1.4%
Georgia Pacific Corp.                                   17,800         1,519,675
                                                                     -----------


                             See Accompanying Notes

                           Portfolio of Investments
                               Core Equity Fund
                              November 30, 1997
                                 (Unaudited)

                                                      Number of
                                                        Shares          Value
                                                        ------       -----------
PHARMACEUTICAL--12.8%
Abbott Laboratories                                     40,030       $ 2,601,950
American Home Products Corp.                            21,620         1,510,697
Bristol-Myers Squibb Co.                                27,420         2,567,197
Johnson & Johnson                                        4,160           261,820
Merck & Co., Inc.                                       34,370         3,250,113
Pfizer, Inc.                                            20,630         1,500,833
Schering Plough Corp.                                   27,500         1,723,906
                                                                     -----------
                                                                      13,416,516
                                                                     -----------

RAILROADS--1.3%
CSX Corp.                                               26,520         1,387,328
                                                                     -----------

RESIDENTIAL CONSTRUCTION--1.2%
Centex Corp.                                            11,730           743,389
Pulte Corp.                                             12,960           525,690
                                                                     -----------
                                                                       1,269,079
                                                                     -----------

RETAIL STORES--2.8%
Home Depot,  Inc.                                       30,390         1,699,941
Wal-Mart Stores, Inc.                                   30,980         1,237,264
                                                                     -----------
                                                                       2,937,205
                                                                     -----------

SPECIALTY CHEMICALS--0.5%
Sigma Aldrich Corp.                                     26,230           473,779
                                                                     -----------

STEEL--2.1%
Worthington Industries, Inc.                            62,190         2,231,066
                                                                     -----------

TECHNOLOGY--12.5%
Altera Corp.**                                          19,780           927,188
Applied Materials, Inc.**                               30,090           992,030
Cisco Systems, Inc.**                                   28,020         2,415,849
Intel Corp.                                             24,740         1,921,216
Lam Research Corp.**                                    26,110           797,987
Linear Technology Corp.                                 21,140         1,359,566
Maxim Integrated Products, Inc.**                       16,940         1,170,448
Microsoft Corp.**                                       15,100         2,136,178
Teradyne, Inc.**                                        41,920         1,375,500
                                                                     -----------
                                                                      13,095,962
                                                                     -----------


                             See Accompanying Notes

                           Portfolio of Investments
                               Core Equity Fund
                              November 30, 1997
                                 (Unaudited)

                                                      Number of
                                                        Shares          Value
                                                        ------        ----------
TELECOMMUNICATIONS--0.9%
Lucent Technologies, Inc.                              11,904         $  953,808
                                                                      ----------

TOBACCO--2.6%
Philip Morris Co., Inc.                                61,820          2,689,170
                                                                      ----------

UTILITIES-ELECTRIC--1.3%
Allegheny Energy Inc.                                  31,710            961,209
Wisconsin Energy Corp.                                 16,565            447,255
                                                                      ----------
                                                                       1,408,464
                                                                      ----------

UTILITIES-TELEPHONE--2.1%
Ameritech Corp.                                        14,130          1,088,893
BellSouth Corp.                                        21,220          1,161,795
                                                                      ----------
                                                                       2,250,688
                                                                      ----------

TOTAL COMMON STOCK                                                   103,418,402
(Cost $103,524,673)                                                  -----------

                                          Maturity    Par (000)
                                          ---------------------
CONVERTIBLE BOND--1.3%
Automatic Data Processing, Inc.
0.00%                                     02/20/02     $1,910          1,411,013
(Cost $1,234,103)                                                      ---------


                             See Accompanying Notes

                           Portfolio of Investments
                               Core Equity Fund
                              November 30, 1997
                                 (Unaudited)

                                                      Number of
                                                        Shares          Value
                                                        ------      ------------
TEMPORARY INVESTMENT--0.4%
Goldman Financial Square Premium                        383,144     $    383,144
(Cost $383,144)                                                     ------------

TOTAL INVESTMENTS--100.0%                                           $105,212,559
                                                                    ============
(Cost $105,141,920*)


* Cost for federal income tax purposes - $105,292,691

The gross unrealized appreciation (depreciation) for federal income tax purposes is as follows:
Gross appreciation                                       $4,366,096
Gross depreciation                                       (4,446,228)
                                                        ------------
                                                           ($80,132)
                                                        ------------

**  Non-income producing


                             See Accompanying Notes

                            Portfolio of Investments
                            Small Cap Growth Fund
                            November 30, 1997
                            (Unaudited)

                                               Number of
                                                Shares         Value
                                               ------------------------
COMMON STOCK--93.7%

ADVERTISING--1.9%
ADVO, Inc. **                                   27,000      $  587,250
                                                            ----------

BANKS--8.6%
Associated Banc-Corp                            15,000         748,125
First Commercial Corporation                    12,000         618,000
Mercantile Bankshares Corp.                     16,000         544,000
Wilmington Trust Corp.                          13,000         758,875
                                                            ----------
                                                             2,669,000
                                                            ----------

BEVERAGES--1.6%
Beringer Wine Estates **                        15,000         484,687
                                                            ----------

BUSINESS SERVICES--26.8%
American Management Systems, Inc. **            42,000         977,812
BGS Systems, Inc.                               14,800         493,025
Bisys Group, Inc. **                            20,000         636,250
Cognos Inc. **                                  27,000         477,562
Dames & Moore, Inc.                             35,000         433,125
DST Systems, Inc. **                            14,000         518,875
G. & K. Services, Inc.                          25,000         928,125
Metromail Corp. **                              22,000         393,250
Shared Medical Systems Corp.                    17,000       1,088,000
Sterling Software, Inc. **                      20,000         732,500
Synopsys, Inc. **                               16,000         659,000
Systems & Computer Technology Corp. **           7,400         345,025
Tetra Tech, Inc. **                             25,000         643,750
                                                            ----------
                                                             8,326,299
                                                            ----------

COMPUTERS--2.1%
Policy Management Systems **                    10,000         646,250
                                                            ----------

ELECTRICAL EQUIPMENT--8.4%
Dallas Semiconductor Corp.                      20,000         977,500
Littelfuse, Inc. **                             20,000         550,000
Silicon Valley Group, Inc. **                   33,000         786,844
UCAR International,  Inc. **                     7,000         279,562
                                                            ----------
                                                             2,593,906
                                                            ----------


                             See Accompanying Notes

                            Portfolio of Investments
                            Small Cap Growth Fund
                            November 30, 1997
                            (Unaudited)

                                               Number of
                                                Shares         Value
                                               ------------------------

ENTERTAINMENT--2.0%
Speedway Motorsports, Inc. **                   28,800      $  637,200
                                                            ----------

HOME FURNISHINGS/HOUSEWARES--0.8%
Ethan Allen Interiors,  Inc.                     6,800         261,800
                                                            ----------

INSURANCE - LIFE--2.1%
Reinsurance Group of America                    15,250         650,984
                                                            ----------

INSURANCE - PROPERTY AND CASUALTY--2.9%
Frontier Insurance Group, Inc.                  37,000         890,313
                                                            ----------

MACHINERY & HEAVY EQUIPMENT--1.8%
Nordson Corp.                                   11,000         573,375
                                                            ----------

MACHINERY (ELECTRIC)--4.2%
Donaldson, Inc.                                 11,000         528,000
Ionics, Inc. **                                 21,000         774,375
                                                            ----------
                                                             1,302,375
                                                            ----------

MACHINERY & MANUFACTURING--1.6%
Paxar Corp. **                                  33,750         506,250
                                                            ----------

MEDICAL & MEDICAL SERVICES--5.9%
Covance, Inc . **                               41,000         743,125
Datascope Corp. **                              15,000         380,625
Life Technologies, Inc.                         23,000         694,313
                                                           -----------
                                                             1,818,063
                                                           -----------

MEDICAL INSTITUTION SUPPLIES--0.9%
Biomet, Inc. **                                 11,700         278,972
                                                           -----------

OIL & GAS--0.8%
Barrett Resources Corp. **                       9,000         266,625
                                                           -----------

PHARMACEUTICAL--1.5%
Genzyme Corp. **                                17,000         456,344
                                                           -----------

PHOTO-EQUIPMENT & SUPPLIES--1.7%
X-Rite Inc.                                     28,000         539,000
                                                           -----------


                             See Accompanying Notes

                            Portfolio of Investments
                            Small Cap Growth Fund
                            November 30, 1997
                            (Unaudited)

                                         Number of
                                          Shares         Value
                                         ----------    -----------
RESIDENTIAL CONSTRUCTION--2.8%
U.S. Rentals, Inc. **                      33,500      $   860,531
                                                       -----------

RETAIL STORES--5.9%
Arbor Drugs, Inc.                          26,000          702,813
Barnes & Noble, Inc. **                    18,000          556,875
OfficeMax, Inc. **                         40,000          562,500
                                                       -----------
                                                         1,822,188
                                                       -----------

SPECIALTY CHEMICALS--4.6%
Bush Boake Allen, Inc. **                  18,200          511,875
Minerals Technologies, Inc.                21,000          918,750
                                                       -----------
                                                         1,430,625
                                                       -----------

TELECOMMUNICATIONS--1.1%
Andrew Corp. **                            13,000          344,094
                                                       -----------

TRANSPORTATION--2.0%
Air Express International Corp.            21,000          608,344
                                                       -----------

TRUCKING--1.7%
Werner Enterprises, Inc.                   24,000          519,000
                                                       -----------


                                                       -----------
TOTAL COMMON STOCK                                      29,073,475
                                                       -----------
(Cost $28,322,063)


                               Maturity   Par (000)
                             --------------------------------------
REPURCHASE AGREEMENT--6.3%
J P Morgan & Co. Inc.:
5.67%..........................12/01/97    $1,945        1,945,000
(Agreement dated 11/28/97 to be repurchased at          ----------
$1,945,919 on 12/01/97, collateralized by $1,525,000
U.S.Treasury Notes, 11.875% due 11/15/03. The
market value of the collateral is $1,976,305.)
(Cost $1,945,000)

                             See Accompanying Notes

                            Portfolio of Investments
                            Small Cap Growth Fund
                            November 30, 1997
                            (Unaudited)

                                               Number of
                                                Shares         Value
                                               ------------------------
TEMPORARY INVESTMENT--0.0%
Goldman Sachs Financial Square Premium            789              $789
(Cost $789)                                                 -----------




TOTAL INVESTMENTS--100.0%                                   $31,019,264
(Cost $30,267,852*)                                         ===========



* Also cost for Federal income tax purposes

The gross unrealized appreciation (depreciation) for
Federal income tax purposes is as follows:
Gross appreciation ...............    $1,998,407
Gross depreciation ...............    (1,246,995)
                                      ----------
                                        $751,412
                                      ----------
** Non-income producing


                             See Accompanying Notes

                                    FORM N-1A
                                    ---------

                           Part C - Other Information
                           --------------------------

Item 24. Financial Statements and Exhibits
         ---------------------------------

         (A)      Financial Statements
                  --------------------

                  (1) Included in Parts A of the Registration Statement are the following audited financial statements:

                           (a) Financial Highlights for the Money Market Fund
                  for the fiscal years ended May 31, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997;


                           (b) Financial Highlights for the Government Fund for
                  the fiscal years ended May 31, 1988, 1989, 1990, 1991, 1992,
                  1993, 1994, 1995, 1996 and 1997;

                           (c) Financial Highlights for the Treasury Fund for
                  the period from June 16, 1994 (commencement of operations) to May 31, 1995, and the fiscal years ended May 31, 1996 and 1997;

                           (d) Financial Highlights for the Tax Exempt Fund for
                  the period from July 20, 1988 (commencement of operations) to May 31, 1989, and the fiscal years ended May 31, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997;

                           (e) Financial Highlights for the Pennsylvania Tax
                  Exempt Fund for the period from August 8, 1994 (commencement of operations) to April 30, 1995, the fiscal year ended April 30, 1996, the period from May 1, 1996 to May 31, 1996 and the fiscal year ended May 31, 1997;


                           (f) Financial Highlights for the Total Return
                  Advantage Fund for the period July 7, 1994 (commencement of operations) to May 31, 1995, and the fiscal years ended May 31, 1996 and 1997;

                           (g) Financial Highlights for the Fixed Income Fund
                  for the period from December 20, 1989 (commencement of operations) to May 31, 1990, and the fiscal years ended May 31, 1991, 1992, 1993, 1994, 1995, 1996 and 1997;

                           (h) Financial Highlights for the Enhanced Income Fund
                  for the period July 7, 1994 (commencement of operations) to November 30, 1994, and the fiscal years ended May 31, 1995, 1996 and 1997;

                           (i) Financial Highlights for the GNMA Fund for the
                  period from August 10, 1994 (commencement of operations) to April 30, 1995, the fiscal year ended April 30, 1996, the period from May 1, 1996 to May 31, 1996 and the fiscal year ended May 31, 1997;


                           (j) Financial Highlights for the Intermediate
                  Government Fund for the period from August 10, 1994 (commencement of operations) to April 30, 1995, the year ended April 30, 1996, the period from May 1, 1996 to May 31, 1996 and the fiscal year ended May 31, 1997;


                           (k) Financial Highlights for the Mid Cap Regional
                  Fund for the period from July 26, 1994 (commencement of operations) to May 31, 1995, and the fiscal years ended May 31, 1996 and 1997;

                           (l) Financial Highlights for the Equity Growth Fund
                  for the period from December 20, 1989 (commencement of operations) to May 31, 1990, and the fiscal years ended May 31, 1991, 1992, 1993, 1994, 1995, 1996 and 1997;

                           (m) Financial Highlights for the Equity Income Fund
                  for the period from July 1, 1994 (commencement of operations) to May 31, 1995, and the fiscal years ended May 31, 1996 and 1997;

                           (n) Financial Highlights for the Ohio Tax Exempt Fund
                  for the period from January 5, 1990 (commencement of operations) to May 31, 1990, and the fiscal years ended May 31, 1991, 1992, 1993, 1994, 1995, 1996 and 1997; and

                           (o) Financial Highlights for the Pennsylvania
                  Municipal Fund for the period from August 10, 1994 (commencement of operations) to April 30, 1995, the fiscal year ended April 30, 1996, the period from May 1, 1996 to May 31, 1996 and the fiscal year ended May 31, 1997.


                  (2)  Incorporated by reference in Parts B of the Registration
                  Statement:

                  The audited financial statements contained in the Annual Reports of Registrant for the fiscal year ended May 31, 1997:

                           (a) For the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund and Pennsylvania Tax
                  Exempt Fund:


                           Portfolio of Investments - May 31, 1997.
                           Statement of Assets and Liabilities - May 31, 1997. Statement of Operations - for the year ended
                           May 31, 1997.
                           Statements of Changes in Net Assets - for the year ended May 31, 1997.
                           Notes to Financial Statements.

                           (b) For the Mid Cap Regional, Equity Growth and Equity Income Funds:

                           Portfolio of Investments - May 31, 1997.
                           Statement of Assets and Liabilities - May 31, 1997. Statement of Operations - for the year ended
                           May 31, 1997.
                           Statements of Changes in Net Assets - for the year ended May 31, 1997.
                           Notes to Financial Statements.

                           (c) For the Total Return Advantage, Fixed Income Enhanced Income, GNMA and Intermediate Government Funds:


                           Portfolio of Investments - May 31, 1997.
                           Statement of Assets and Liabilities - May 31, 1997. Statement of Operations - for the year ended
                           May 31, 1997.
                           Statements of Changes in Net Assets - for the year ended May 31, 1997.
                           Notes to Financial Statements.

                           (d) For the Ohio Tax Exempt and Pennsylvania Municipal Funds:

                           Portfolio of Investments - May 31, 1997.
                           Statement of Assets and Liabilities - May 31, 1997. Statement of Operations - for the year ended
                           May 31, 1997.
                           Statements of Changes in Net Assets - for the year ended May 31, 1997.
                           Notes to Financial Statements.

                  The unaudited financial statements contained in the Semi-Annual Reports of Registrant for the four months ended November 30, 1997:

                           (a)      For the Core Equity Fund:

                           Portfolio of Investments - for the four month period ended November 30, 1997.
                           Statement of Assets and Liabilities - for the four month period ended November 30, 1997.
                           Statement of Operations - for the four month period ended November 30, 1997.
                           Statements of Changes in Net Assets - for the four month period ended November 30, 1997.
                           Notes to Financial Statements.

                           (b)      For the International Equity Fund:

                           Portfolio of Investments - for the four month period ended November 30, 1997.
                           Statement of Assets and Liabilities - for the four month period ended November 30, 1997.
                           Statement of Operations - for the four month period ended November 30, 1997.
                           Statements of Changes in Net Assets - for the four month period ended November 30, 1997.
                           Notes to Financial Statements.

                           (c)      For the Small Cap Growth Fund:

                           Portfolio of Investments - for the four month period ended November 30, 1997.
                           Statement of Assets and Liabilities - for the four month period ended November 30, 1997.
                           Statement of Operations - for the four month period ended November 30, 1997.
                           Statements of Changes in Net Assets - for the four month period ended November 30, 1997.
                           Notes to Financial Statements.


         (B)      Exhibits
                  --------

                  (1) Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 1 to Registrant's Registration Statement filed on December 16, 1986 ("PEA No. 1").

                           (a) Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 6 to Registrant's

                  Registration Statement filed on August 1, 1989 ("PEA No. 6").

                           (b) Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 23 to Registrant's Registration Statement filed on May 11, 1995 ("PEA No. 23").



                           (c)  Certificate of Classification of Shares
                  reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to
                  Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

                           (d)  Certificate of Classification of Shares
                  reflecting the creation of Special Series 1 in the Money Market, Government, Treasury, Tax Exempt, Equity, Bond and Ohio Tax Exempt Portfolios as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

                           (e)  Certificate of Classification of Shares
                  reflecting the creation of Special Series 1 in the Money Market, Government, Treasury, Tax Exempt, Equity, Bond and Ohio Tax Exempt Portfolios as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                           (f)  Certificate of Classification of Shares
                  reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1, Class N and Class N-Special Series 1, Class O and Class O-Special Series 1, and Class P and Class P-Special Series 1 representing interests in the National Tax Exempt Portfolio, Equity Income Portfolio, Mid Cap Regional Equity Portfolio, Enhanced Income Fund and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                           (g)  Certificate of Classification of Shares
                  reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt, Intermediate Government, GNMA and Pennsylvania Municipal Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

                           (h) Certificate of Classification of Shares
                  reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

                           (i) Certificate of Classification of Shares
                  reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.


                           (j) Certificate of Classification of Shares
                  reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly, the Mid Cap Regional), Enhanced Income, Total Return Advantage, Intermediate Bond (formerly, the Fixed Income), Ohio Tax-Exempt, National Tax-Exempt, Pennsylvania Tax-Exempt, Bond (formerly, the "Intermediate Government Fund"), GNMA, Pennsylvania Municipal, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds is filed herein.


                  (2) Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit 2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement filed on January 30, 1986 ("Pre-Effective Amendment No. 2").

                           (a) Amendment No. 1 to Code of Regulations is
                  incorporated herein by reference to Exhibit 2(a) to PEA
                  No. 6.

                           (b) Amendment No. 2 to Code of Regulations as
                  approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit 2(b) to PEA No. 35.

                  (3)      None.

                  (4) (a) Specimen copy of share certificate for Class A units of beneficial interest is incorporated herein by reference to
                  Exhibit 4(a) to Pre-Effective Amendment No. 2.

                           (b) Specimen copy of share certificate for Class A -
                  Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed on July 27, 1990 ("PEA No. 13").

                           (c) Specimen copy of share certificate for Class B
                  units of beneficial interest is incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 2.

                           (d) Specimen copy of share certificate for Class B -
                  Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(d) to PEA No. 13.

                           (e) Specimen copy of share certificate for Class C
                  units of beneficial interest is incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 2.

                           (f) Specimen copy of share certificate for Class C -
                  Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(f) to PEA No. 13.

                           (g) Specimen copy of share certificates for Class D
                  units of beneficial interest is incorporated herein by reference to Exhibit 4(d) to Pre-Effective Amendment No. 2.

                           (h) Specimen copy of share certificate for Class D -
                  Special Series 1 units of beneficial interest is incorporated hereby by reference to Exhibit 4(h) to PEA No. 13.

                           (i) Specimen copy of share certificate for Class H
                  units of beneficial interest is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 10 to Registrant's Registration Statement filed on April 17, 1990 ("PEA No. 10").

                           (j) Specimen copy of share certificate for Class H -
                  Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(j) to PEA No. 10.

                           (k) Specimen copy of share certificate for Class I
                  units of beneficial interest is incorporated herein by reference to Exhibit 4(k) to PEA No. 10.

                           (l) Specimen copy of share certificate for Class I -
                  Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(l) to PEA No. 10.

                           (m) Specimen copy of share certificate for Class K
                  units of beneficial interest is incorporated herein by reference to Exhibit 4(m) to PEA No. 10.

                           (n) Specimen copy of share certificate for Class K -
                  Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(n) to PEA No. 10.

                  (5) (a) Investment Advisory Agreement for the Money Market Portfolio, Government Portfolio, Treasury Portfolio, Tax Exempt Portfolio, Equity Portfolio, Bond Portfolio and Ohio Tax Exempt Portfolio among Registrant, National City Bank, BancOhio National Bank and First National Bank of Louisville dated September 26, 1990 is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 14 to Registrant's Registration Statement filed on September 5, 1990 ("PEA No. 14").

                           (b) Investment Advisory Agreement for the Money
                  Market Portfolio (Trust), Government Portfolio (Trust), Treasury Portfolio (Trust) and Tax Exempt Portfolio (Trust) among Registrant, National City Bank, BancOhio National Bank and First National Bank of Louisville dated September 26, 1990 is incorporated herein by reference to Exhibit 5(g) to PEA No. 14.

                           (c) Investment Advisory Agreement for the Enhanced Income Fund and the Total Return Advantage Fund between Registrant and National Asset Management Corporation dated July 5, 1994, is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 21 to Registrant's Registration Statement filed on August 31, 1994 ("PEA No. 21").

                           (d) Investment Advisory Agreement for the Equity Income Portfolio among Registrant, National City Bank, National City Bank, Columbus and National City Bank, Kentucky dated June 30, 1994, is incorporated herein by reference to
                  Exhibit 5(i) to PEA No. 21.

                           (e) Investment Advisory Agreement for the Mid Cap Regional Equity Portfolio between Registrant and National City Bank dated July 25, 1994, is incorporated herein by reference to Exhibit 5(j) to PEA No. 21.

                           (f) Investment Advisory Agreement for the National Tax Exempt Portfolio among Registrant, National City Bank, National City Bank, Columbus, National City Bank, Kentucky and National City Bank, Indiana is incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 20 to Registrant's Registration Statement filed on February 11, 1994 ("PEA No. 20").

                           (g)  Investment Advisory Agreement for the
                  Pennsylvania Tax Exempt, Intermediate Government, GNMA and Pennsylvania Municipal Funds between Registrant and National City Bank dated September 9, 1996, is incorporated herein by reference to Exhibit 5(g) to PEA No. 33.

                           (h) Investment Advisory Agreement for the Core Equity
                  Fund between Registrant and National Asset Management Corporation dated July 31, 1997 is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 36 to Registrant's Registration Statement filed on September 30, 1997 ("PEA No. 36").

                           (i) Investment Advisory Agreement for the Small Cap
                  Growth, Equity Index, Real Return Advantage and International Equity Funds between Registrant and National City Bank dated July 31, 1997 is incorporated herein by reference to Exhibit 5(j) to PEA No. 36.

                           (j) Sub-Advisory Agreement between National City Bank
                  and Wellington Management Company, LLP with respect to the Small Cap Growth Fund dated July 31, 1997 is incorporated herein by reference to Exhibit 5(k) to PEA No. 36.


                           (k) Advisory Agreement for the Money Market,
                  Treasury, Government, Tax Exempt, Pennsylvania Tax

                  Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, Mid Cap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank is filed herein.

                           (l) Advisory Agreement for the Enhanced Income and
                  Total Return Advantage Funds between Registrant and National Asset Management Corporation is filed herein.

                  (6) (a) Distribution Agreement between Registrant and SEI Financial Services Company dated March 8, 1997, is incorporated herein by reference to Exhibit 6 to PEA No. 33.

                           (b) Addendum to the Distribution Agreement between
                  Registrant and SEI Financial Services Company, dated November 19, 1997, is filed herein.


                  (7)      None.

                  (8) (a) Custodian Services Agreement between Registrant and National City Bank, dated November 7, 1994, is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 22 to Registrant's Registration Statement filed on December 30, 1994 ("PEA No. 22").

                           (b) Sub-Custodian Agreement between National City
                  Bank and The Bank of California, National Association, dated November 7, 1994, is incorporated herein by reference to
                  Exhibit 8(a) to PEA No. 22.

                           (c) Exhibit A to the Custodian Services Agreement
                  between Registrant and National City Bank dated July 31, 1997 is incorporated herein by reference to Exhibit 8(c) to PEA No. 36.

                  (9) (a) Administration and Accounting Services Agreement between Registrant and PFPC Inc., dated March 1, 1993 is incorporated by reference to Exhibit 9(l) to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed on March 1, 1993 ("PEA No. 16").

                           (b) Exhibit A to the Administration and Accounting
                  Services Agreement dated March 1, 1993 between Registrant and PFPC Inc., dated July 31, 1997, is incorporated herein by reference to Exhibit 9(b) to PEA No. 36.

                           (c) Transfer Agency and Service Agreement (the
                  "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.


                           (d) Revised Shareholder Services Plan and Servicing
                  Agreement adopted by the Board of Trustees on February 15, 1997, is incorporated herein by reference to Exhibit 9(e) to PEA No. 33.


                           (e) Blue Sky Services Agreement between the
                  Registrant and SEI Fund Resources, dated December 2, 1996, is incorporated herein by reference to Exhibit 9(f) to PEA No. 33.


                 1(10)              Opinion and consent of counsel.

                  (11)     (a)      Consent of Drinker Biddle & Reath LLP.

                           (b)      Consent of Ernst & Young LLP.

                           (c)      Consent of Coopers & Lybrand L.L.P.

                           (d)      Opinion and Consent of Squires, Sanders &
                                    Dempsey.

                  (12)     Inapplicable.

                  (13) Purchase Agreements between Registrant and McDonald & Company Securities, Inc. are incorporated herein by reference to Exhibit 13 to PEA No. 1.

                           (a) Purchase Agreement between Registrant and
                  McDonald & Company Securities, Inc. with respect to the Tax Exempt Portfolio dated July 19, 1988 is incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on January 19, 1989 ("PEA No. 5").


                           (b) Purchase Agreement between Registrant and
                  McDonald & Company Securities, Inc. with respect to the Tax Exempt Portfolio (Trust), dated October 17, 1989, is incorporated herein by reference to Exhibit 13(b) to PEA No. 13.



--------
1        To be filed under Rule 24f-2 as part of Registrant's Rule
         24f-2 Notice.

                           (c) Purchase Agreement between Registrant and
                  McDonald & Company Securities, Inc. with respect to the Equity Portfolio and Bond Portfolio, dated December 20, 1989, is incorporated herein by reference to Exhibit 13(c) to PEA No. 13.


                           (d) Purchase Agreement between Registrant and
                  McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Portfolio, dated January 5, 1990, is incorporated herein by reference to Exhibit 13(d) to PEA No. 13.

                           (e) Purchase Agreement between Registrant and
                  Allmerica Investments, Inc. with respect to the Enhanced Income Fund, dated July 5, 1994, is incorporated herein by reference to Exhibit 13(e) to PEA No. 21.

                           (f) Purchase Agreement between Registrant and
                  Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994, is incorporated herein by reference to Exhibit 13(g) to PEA No. 21.

                           (g) Purchase Agreement between Registrant and
                  Allmerica Investments, Inc. with respect to the Mid Cap Regional Equity Portfolio, dated July 25, 1994, is incorporated herein by reference to Exhibit 13(h) to PEA No. 21.

                           (h) Purchase Agreement between Registrant and
                  Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994, is incorporated herein by reference to Exhibit 13(f) to PEA No. 21.

                           (i) Purchase Agreement between Registrant and
                  Allmerica Investments, Inc. with respect to the National Tax Exempt Portfolio is incorporated herein by reference to
                  Exhibit 13(e) to PEA No. 20.

                           (j) Purchase Agreement between Registrant and 440
                  Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.


                           (k) Purchase Agreement between Registrant and 440
                  Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

                           (l) Purchase Agreement between Registrant and 440
                  Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.


                           (m) Purchase Agreement between Registrant and 440
                  Financial Distributors, Inc. with respect to the Pennsylvania Municipal Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.


                           (n) Purchase Agreement between Registrant and SEI
                  Investments Distribution Co., ("SIDC") with respect to the Core Equity Fund is incorporated herein by reference to
                  Exhibit 13(n) to PEA No. 36.

                           (o) Purchase Agreement between Registrant and SIDC
                  with respect to the International Equity Fund is incorporated herein by reference to Exhibit 9(o) to PEA No. 36.

                           (p) Form of Purchase Agreement between Registrant and
                  SEI with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 13(p) to PEA No. 33.

                           (q) Form of Purchase Agreement between Registrant and
                  SEI with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(q) to PEA No. 33.

                           (r) Purchase Agreement between Registrant and SEI
                  with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.


                           (s) Form of Purchase Agreement between Registrant and
                  SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is filed herein.


                  (14)     None.


                  (15)     (a) Service and Distribution Plan for Retail and
                               Institutional Share Classes.

                           (b) B shares distribution and servicing plan.

                  (16) (a) Schedules for Computation of Performance Quotations are incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed on September 18, 1992 ("PEA No. 15").

                           (b) Schedules for Computation of Performance Quotations for the Treasury, Mid Cap Regional, Equity Growth and Equity Income Portfolios and the Enhanced Income and Total Return Advantage Funds and the Pennsylvania Tax Exempt, the Pennsylvania Municipal, the Intermediate Government and the GNMA Funds are incorporated herein by reference to Exhibit 16 to PEA No. 22.

                  (17)     (a)      Financial Data Schedule as of May 31, 1997
                                    for the Money Market Fund (Institutional
                                    Class).

                           (b) Financial data Schedule as of May 31, 1997 for the Money Market Fund (Retail Class).

                           (c) Financial Data Schedule as of May 31, 1997 for the Government Fund (Institutional Class).

                           (d) Financial Data Schedule as of May 31, 1997 for the Government Fund (Retail Class).

                           (e) Financial Data Schedule as of May 31, 1997 for the Treasury Fund (Institutional Class).


                           (f) Financial Data Schedule as of May 31, 1997 for the Treasury Fund (Retail Class).


                           (g) Financial Data Schedule as of May 31, 1997 for the Tax Exempt Fund (Institutional Class).

                           (h) Financial Data Schedule as of May 31, 1997 for the Tax Exempt Fund (Retail Class).

                           (i) Financial Data Schedule as of May 31, 1997 for the Equity Growth Fund (Institutional Class).

                           (j) Financial Data Schedule as of May 31, 1997 for the Equity Growth Fund (Retail Class).

                           (k) Financial Data Schedule as of May 31, 1997 for the Fixed Income Fund (Institutional Class).

                           (l) Financial Data Schedule as of May 31, 1997 for the Fixed Income Fund (Retail Class).

                           (m) Financial Data Schedule as of May 31, 1997 for the Equity Income Fund (Institutional Class).

                           (n) Financial Data Schedule as of May 31, 1997 for the Equity Income Fund (Retail Class).

                           (o) Financial Data Schedule as of May 31, 1997 for the Mid Cap Regional Fund (Institutional Class).

                           (p) Financial Data Schedule as of May 31, 1997 for the Mid Cap Regional Fund (Retail Class).

                           (q) Financial Data Schedule as of May 31, 1997 for the Enhanced Income Fund (Institutional Class).

                           (r) Financial Data Schedule as of May 31, 1997 for the Enhanced Income Fund (Retail Class).

                           (s) Financial Data Schedule as of May 31, 1997 for the Total Return Advantage Fund (Institutional Class).

                           (t) Financial Data Schedule as of May 31, 1997 for the Total Return Advantage Fund (Retail Class).

                           (u) Financial Data Schedule as of May 31, 1997 for the Ohio Tax Exempt Fund (Institutional Class).

                           (v) Financial Data Schedule as of May 31, 1997 for the Ohio Tax Exempt Fund (Retail Class).

                           (w) Financial Data Schedule as of May 31, 1997 for the GNMA Fund (Institutional Class).

                           (x) Financial Data Schedule as of May 31, 1997 for the GNMA Fund (Retail Class).

                           (y) Financial Data Schedules as of May 31, 1997 for the Intermediate Government Fund (Institutional Class).

                           (z) Financial Data Schedules as of May 31, 1997 for the Intermediate Government Fund (Retail Class).

                           (aa) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Tax Exempt Fund (Institutional Class).

                           (bb) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Tax Exempt Fund (Retail Class).

                           (cc) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Municipal Fund (Institutional Class).

                           (dd) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Municipal Fund (Retail Class).


                           (ee) Financial Data Schedule as of November 30, 1997 for the Small Cap Growth Fund (Retail Class).

                           (ff) Financial Data Schedule as of November 30, 1997 for the Small Cap Growth Fund (Institutional Class).

                           (gg) Financial Data Schedule as of November 30, 1997 for the International Equity Fund (Retail Class).

                           (hh) Financial Data Schedule as of November 30, 1997 for the International Equity Fund (Institutional Class).

                           (ii) Financial Data Schedule as of November 30, 1997 for the Core Equity Fund (Retail Class).

                           (jj) Financial Data Schedule as of November 30, 1997 for the Core Equity Fund
                                    (Institutional Class).



                  (18) Revised Plan Pursuant to Rule 18f-3 for Operation of a Dual-Class System, is filed herein.


Item 25.          Persons Controlled By or Under

                  Common Control with Registrant
                  ------------------------------

                  Registrant is controlled by its Board of Trustees.


                  McDonald & Company Securities, Inc. ("McDonald"), the former distributor of Registrant, provided its initial capitalization.

Item 26. NUMBER OF HOLDERS OF SECURITIES. The following information is as of October 31, 1997:

                                                          Total
                                                     Number of Record
                  Title of Class                          Holders                Institutional          Retail
                  --------------                          -------                -------------          ------

                  Class A units of                            42,575                   19,569           23,006
                   beneficial interest
                   (Money Market
                   Fund)

                  Class B units of                             4,770                    2,716            2,054
                   beneficial interest
                   (Government Money
                   Market Fund)

                  Class C units of                             2,576                    2,343              233
                   beneficial interest
                   (Treasury Money Market
                   Fund)

                  Class D units of                             2,970                    2,105              865
                   beneficial interest
                   (Tax Exempt Money
                   Market Fund)

                  Class H units of                             6,254                    5,702              552
                   beneficial interest
                   (Equity Growth Fund)

                  Class I units of                             2,700                    2,562              138
                   beneficial interest
                   (Intermediate Bond
                   Fund)

                  Class K units of                               942                      840              102
                   beneficial interest
                   (Ohio Tax Exempt
                   Fund)

                  Class M units of                             3,808                    3,727               81
                   beneficial interest
                   (Equity Income
                   Fund)

                  Class N units of                             5,054                    4,389              665
                   beneficial interest
                   (Small Cap Value
                   Fund)

                  Class O units of                               511                      485               26
                   beneficial interest
                   (Enhanced Income
                   Fund)

                  Class P units of                             1,096                    1,079               17
                   beneficial interest
                   (Total Return
                   Advantage Fund)

                                                          Total
                                                     Number of Record
                  Title of Class                          Holders                Institutional          Retail
                  --------------                          -------                -------------          ------
                  Class Q units of                               799                      682              117
                   beneficial interest
                   (Pennsylvania Tax Exempt
                   Money Market Fund)

                  Class R units of                             2,818                    2,810                8
                   beneficial interest
                   (Bond Fund)

                  Class S units of                             2,920                    2,901               19
                   beneficial interest
                   (GNMA Fund)

                  Class T units of                               393                      384                9
                   beneficial interest
                   (Pennsylvania
                   Municipal Fund)

                  Class U units of                               331                      324                7
                   beneficial interest
                   (International Equity
                   Fund)

                  Class V units of                                 0                        0                0
                   beneficial interest
                   (Equity Index Fund)

                  Class W units of                                35                       26                9
                   beneficial interest
                   (Core Equity Fund)

                  Class X units of                               358                      351                7
                   beneficial interest
                   (Small Cap Growth
                   Fund)

                  Class Y units of                                 0                        0                0
                   beneficial interest
                   (Real Return Advantage
                   Fund)


Item 27.          Indemnification
                  ---------------

                  Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Article 6 of the Distribution Agreement, incorporated by reference as Exhibit (6) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency Agreements, incorporated by reference as Exhibits (8)(a) and (9)(h) hereto. In Article 6 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

                  In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (1) hereto, provides as follows:


                  9.3 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.


                  The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                  Section 12 of Registrant's Custodian Services Agreement provides as follows:


                  12. Indemnification. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.


                  In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

                  Section 6 of Registrant's Transfer Agency Agreement provides as follows:


                  6        Indemnification
                           ---------------


                  6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                           (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                           (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                           (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                           (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                           (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                           (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

                  6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank tinder this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund oil behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

                  6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

                  6.4 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

                  Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.          Business and Other Connections
                  of Investment Advisers
                  ------------------------------


                  (a)      Investment Adviser: National City Bank

                  National City Bank performs investment advisory services for Registrant and certain other investment advisory customers. National City Bank has been in the business of managing the investments of fiduciary and other accounts throughout Ohio since October 1919. In addition to its trust business, National City Bank provides commercial banking services.

                  To the knowledge of Registrant, none of the directors or officers of National City Bank, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, National City Corporation, which owns all the outstanding stock of National City Bank, or other subsidiaries of National City Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of National City Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.




                                                NATIONAL CITY BANK



                                        POSITION                            OTHER
                                      WITH NATIONAL                       BUSINESS                      TYPE OF
NAME                                    CITY BANK                        CONNECTIONS                    BUSINESS
----                                    ---------                        -----------                    --------

George R. Berlin                       Director                        President and Chief
                                                                       Executive Officer,
                                                                       Berco, Inc.


Thomas G. Breitenbach                  Director                        President and Chief                 Health care
                                                                       Executive Officer,
                                                                       MedAmerica Health
                                                                       Systems

Steve D. Bullock                       Director                        Chief Executive                     Non-Profit
                                                                       Officer and Chapter                 Organization
                                                                       Manager, American
                                                                       Red Cross

David A. Daberko                       Director                        Chairman and Chief                  Bank holding company
                                                                       Executive Officer,
                                                                       National City
                                                                       Corporation

                                                                       Director, National                  Bank
                                                                       City Bank of
                                                                       Columbus

                                                                       Director, National                  Bank
                                                                       City Bank of Dayton

                                                                       Director, National                  Bank
                                                                       City Bank of Indiana

                                                                       Director, National                  Bank
                                                                       City Bank of
                                                                       Kentucky

                                                                       Officer and                         Tractor sales
                                                                       Director, Hudson
                                                                       Tractor Sales, Inc.

                                                                       Director, Student
                                                                       Loan Marketing
                                                                       Association


Vincent A. DiGirolamo                  Director                        Vice Chairman,                      Bank holding company
                                                                       National City
                                                                       Corporation

Daniel W. Duval                        Director                        President and Chief
                                                                       Executive Officer,
                                                                       Robbins & Myers,
                                                                       Inc.


                                        POSITION                            OTHER
                                      WITH NATIONAL                       BUSINESS                      TYPE OF
NAME                                    CITY BANK                        CONNECTIONS                    BUSINESS
----                                    ---------                        -----------                    --------
Thomas J. Fitzpatrick                  Director                        Chairman and Chief
                                                                       Executive Officer,
                                                                       Elford, Inc.

Gary A. Glaser                         Director                        Chairman, National                  Bank
                                                                       City Bank of Columbus

Gordon D. Harnett                      Director                        President, Chairman                 Manufacturer of
                                                                       and Chief Executive                 engineering material
                                                                       Officer, Brush
                                                                       Wellman, Inc.

Donald V. Kellermeyer                  Director                        President,
                                                                       Kellermeyer Co.


William G. Kelley                      Director                        Chairman and Chief
                                                                       Executive Officer,
                                                                       Consolidated Stores
                                                                       Corporation


J. Peter Kelly                         Director                        President and Chief                 Manufacturer of
                                                                       Operating Officer,                  steel
                                                                       LTV Corp.


Wiliam E.                              President, Chief                Executive Vice                      Bank holding company
MacDonald III                          Executive Officer               President, National
                                       and Director                    City Corporation


William P. Madar                       Director                        Vice Chairman and                   Manufacturer of
                                                                       Chief Executive                     machinery
                                                                       Officer, Nordson
                                                                       Corporation

Paul A. Ormond                         Director                        Chairman, President
                                                                       and Chief Executive
                                                                       Officer, Health Care
                                                                       & Retirement Corp.


William F. Patient                     Director                        Chairman, President                 PVC manufacturer
                                                                       and Chief Executive
                                                                       Officer, The Geon
                                                                       Company

Shelley B. Roth                        Director                        President, Pierre's                 Ice cream
                                                                       French Ice Cream
                                                                       Company

Dr. K. Wayne Smith                     Director                        President and Chief
                                                                       Executive Officer,
                                                                       OCLC Online Computer
                                                                       Library, Inc.


Thomas C. Sullivan                     Director                        Chairman of the                     Manufacturer of
                                                                       Board and Chief                     protective coatings,
                                                                       Executive Officer,                  roofing material and
                                                                       RPM, Inc.                           paint


                                        POSITION                            OTHER
                                      WITH NATIONAL                       BUSINESS                      TYPE OF
NAME                                    CITY BANK                        CONNECTIONS                    BUSINESS
----                                    ---------                        -----------                    --------
Jerry Sue Thornton,                    Director                        President, Cuyahoga                 Education
Ph.D.                                                                  Community College

John R. Werren                         Director                        Partner, Day,                       Law firm
                                                                       Ketterer, Raley,
                                                                       Wright & Rybollt

W. Douglas Bannerman                   Senior Executive                Senior Vice                         Bank holding company
                                       Vice President,                 President, National
                                       Corporate Banking               City Corporation

Jeffery M. Biggar                      Executive Vice                  Senior Vice                         Bank holding company
                                       President,                      President, National
                                       Private Client                  City Corporation
                                       Group

Jane Grebenc                           Executive Vice                  None
                                       President, Retail
                                       Banking


Robert K. Healey,                      Executive Vice                  None
Jr.                                    President

Thomas R. Hollern                      Area President,                 None
                                       Northeast Region


Katherine B. Hollingsworth             Executive Vice                  None
                                       President/
                                       Southwest

Dorothy M. Horvath                     Executive Vice                  None
                                       President/Central

James Hughes                           Executive Vice                  None
                                       President/
                                       Northcoast

Jeffrey D. Kelly                       Executive Vice                  Executive Vice                      Bank holding company
                                       President,                      President, National
                                       Investments                     City Corporation

Kenneth R. Knutson                     Area President,                 None
                                       Northeast Region


Stephen McLane                         Executive Vice                  None
                                       President/Central

Bruce T. Muddell                       Executive Vice                  None
                                       President, Credit
                                       Administration

Richard A. Ray                         Executive Vice                  None
                                       President/Central


                                        POSITION                            OTHER
                                      WITH NATIONAL                       BUSINESS                      TYPE OF
NAME                                    CITY BANK                        CONNECTIONS                    BUSINESS
----                                    ---------                        -----------                    --------

Philip L. Rice                         Executive Vice                  None
                                       President/
                                       Northcoast

David W. Ridenour                      Executive Vice/                 None
                                       President/
                                       Northwest

Robert A. Robinson                     Executive Vice                  None
                                       President/
                                       Northwest

Jeffrey T. Siler                       Executive Vice                  None
                                       President/
                                       Southwest

William F. Smith                       Executive Vice                  None
                                       President/Central

Harold E. Todd, Jr.                    Executive Vice                  Executive Vice                      Bank holding company
                                       President,                      President, National
                                       Institutional                   City Corporation
                                       Trust and Asset
                                       Management

Gregory L. Tunis                       Senior Executive
                                       Vice President



         (b) Investment Adviser: National Asset Management Corporation ("National Asset Management")

                   To the knowledge of Registrant, none of the directors or officers of National Asset Management, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of National Asset Management also hold positions with National City Corporation or its subsidiaries. Set forth below are the names and principal business of the directors and certain of the senior executive officers of National Asset Management who are engaged in any other business, profession, vocation, or employment of a substantial nature.

                            NATIONAL ASSET MANAGEMENT

                                 Position with               Other
                                 National Asset             Business                            Type of
Name                               Management              Connections                          Business
----                               ----------              -----------                          --------
James R. Bell, III               Director                  Director, President                  Bank
                                                           and Chief
                                                           Executive Officer,




                                 Position with               Other
                                 National Asset             Business                            Type of
Name                               Management              Connections                          Business
----                               ----------              -----------                          --------
                                                           National City Bank of
                                                           Kentucky

                                                           Executive Vice                       Bank holding
                                                           President,                           company
                                                           National City
                                                           Corporation

William F.                       Director,                 None
Chandler, Jr.                    Managing Director
                                 and Principal





                                 Position with               Other
                                 National Asset             Business                            Type of
Name                               Management              Connections                          Business
----                               ----------              -----------                          --------
Carl W. Hafele                   Director,                 None
                                 Managing Director
                                 and Principal

Leonard V. Hardin                Director                  Director and                         Bank
                                                           Chairman of the
                                                           Board, National City
                                                           Bank of Kentucky

Robert Siefers                   Director                  Chief Financial                      Bank holding
                                                           Officer, National                    company
                                                           City Corporation

Harold B. Todd, Jr.              Director                  Executive Vice Presi-                Bank holding
                                                           dent, National City                  company
                                                           Corporation

                                                           Executive Vice Presi-                Bank
                                                           dent, Institutional
                                                           Trust and Asset Manage-
                                                           ment, National City Bank

Michael C. Heyman                Principal                 None

David B. Hiller                  Managing                  None
                                 Director
                                 and Principal

Stephen G. Mullins               Principal                 None

Larry J. Walker                  Principal                 None

John W. Ferreby                  Principal                 None

Catherine R.                     Senior                    None
 Stodghill                       Investment Manager

Erik N. Evans                    Investment                None
                                 Manager

Brent A. Bell                    Investment                None
                                 Manager

Randall T. Zipfel                Manager,                  None
                                 Information Systems



                  (c) Sub-Investment Adviser: Wellington Management Corporation, LLP ("Wellington").

                  Wellington performs sub-investment advisory services for the Registrant's Small Cap Growth Fund.

                  Wellington is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

                  The list required by this Item 28 of the partners of Wellington, together with information as to any business profession, vocation or employment of substantial nature engaged in by such partners during the past two years, is incorporated herein by references to Schedule A and D of Form ADV filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).

Item 29.          Principal Underwriter

                           (a) Furnish the name of each investment company
                  (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.


                           Registrant's distributor, SEI Investments
                  Distribution Co. ("SIDC"), acts as distributor for:


                  SEI Daily Income Trust                    July 14, 1982
                  SEI Liquid Asset Trust                    November 29, 1982
                  SEI Tax Exempt Trust                      December 3, 1982
                  SEI Index Funds                           July 10, 1985
                  SEI Institutional Managed Trust           January 22, 1987
                  SEI International Trust                   August 30, 1988
                  The Pillar Funds                          February 28, 1992
                  CUFUND                                    May 1, 1992
                  STI Classic Funds                         May 29, 1992
                  CoreFunds, Inc.                           October 30, 1992
                  First American Funds, Inc.                November 1, 1992
                  First American Investment Funds, Inc.     November 1, 1992
                  The Arbor Fund                            January 28, 1993
                  Boston 1784 Funds(R)                      June 1, 1993
                  The PBHG Funds, Inc.                      July 16, 1993
                  Marquis Funds(R)                          August 17, 1993
                  Morgan Grenfell Investment Trust          January 3, 1994
                  The Achievement Funds Trust               December 27, 1994
                  Bishop Street Funds                       January 27, 1995
                  CrestFunds, Inc.                          March 1, 1995
                  STI Classic Variable Trust                August 18, 1995
                  ARK Funds                                 November 1, 1995
                  Monitor Funds                             January 11, 1996
                  FMB Funds, Inc.                           March 1, 1996
                  SEI Asset Allocation Trust                April 1, 1996
                  TIP Funds                                 April 30, 1996
                  SEI Institutional Investments Trust       June 14, 1996
                  First American Strategy Funds, Inc.       October 1, 1996
                  HighMark Funds                            February 15, 1997
                  Expedition Funds                          June 9, 1997

                  SIDC provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                           (b) Furnish the information required by the following
                  table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.


                                         Position and Office                      Positions and Offices
Name                                     with Underwriter                         with Registrant
----                                     ----------------                         ---------------
Alfred P. West, Jr.                      Director, Chairman &                           --
                                         Chief Executive Officer

Henry H. Greer                           Director, President &                          --
                                         Chief Operating Officer

Carmen V. Romeo                          Director, Executive                            --
                                         Vice President,
                                         President-Investment
                                         Advisory Group

Gilbert L. Beebower                      Executive Vice                                 --
                                         President

Richard B. Lieb                          Executive Vice                                 --
                                         President, President-
                                         Investment Services
                                         Division

Dennis J. McGonigle                      Executive  Vice                                --
                                         President

Leo J. Dolan, Jr.                        Senior Vice President                          --

Carl A. Guarino                          Senior Vice President                          --

Larry Hutchison                          Senior Vice President                          --

David G. Lee                             Senior Vice President                          --

Jack May                                 Senior Vice President                          --

A. Keith McDowell                        Senior Vice President                          --

Hartland J. McKeon                       Senior Vice President                          --

Barbara J. Moore                         Senior Vice President                          --

Kevin P. Robins                          Senior Vice President,                         --
                                         General Counsel &
                                         Secretary

Robert Wagner                            Senior Vice President                          --

Patrick K. Walsh                         Senior Vice President                          --

Robert Aller                             Vice President                                 --

Marc H. Cahn                             Vice President &                               --
                                         Assistant Secretary

Gordon W. Carpenter                      Vice President                                 --

Todd Cipperman                           Vice President &                               --
                                         Assistant Secretary

Robert Crudup                            Vice President &                               --
                                         Managing Director

Barbara Doyne                            Vice President                                 --

Jeff Drennen                             Vice President                                 --

Vic Galef                                Vice President &                               --
                                         Managing Director



                                         Position and Office                      Positions and Offices
Name                                     with Underwriter                         with Registrant
----                                     ----------------                         ---------------

Kathy Heillig                            Vice President &                               --
                                         Treasurer

Michael Kantor                           Vice President                                 --

Samuel King                              Vice President                                 --

Kim Kirk                                 Vice President &                               --
                                         Managing Director

John Krzeminski                          Vice President &                               --
                                         Managing Director

Carolyn McLaurin                         Vice President &                               --
                                         Managing Director

W. Kelso Morrill                         Vice President                                 --

Barbara A. Nugent                        Vice President &                               --
                                         Assistant Secretary

Sandra K. Orlow                          Vice President &                               --
                                         Assistant Secretary

Cynthia M. Parrish                       Vice President &
                                         Assistant Secretary

Donald Pepin                             Vice President &                               --
                                         Managing Director

Kim Rainey                               Vice President                                 --

Mark Samuels                             Vice President &                               --
                                         Managing Director

Steve Smith                              Vice President                                 --

Daniel Spaventa                          Vice President                                 --

Kathryn L. Stanton                       Vice President &                               --
                                         Assistant Secretary

Wayne M. Withrow                         Vice President &                               --
                                         Managing Director

James Dougherty                          Director of Brokerage                          --
                                         Services


Item 30.          Location of Accounts and Records
                  ---------------------------------

                  (1) National City Bank, 1900 East Ninth Street, Cleveland, Ohio, 44114-3484, and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135, (records relating to their functions as investment advisers and custodian); and National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202.

                  (2) SEI Investments Distribution Co., 1 Freedom Valley Road, Oaks, Pennsylvania 19456 (records relating to its function as distributor).

                  (3) 440 Financial Distributors, Inc., 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752 (records relating to its former functions as distributor).

                  (4) Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 (records relating to its former functions as distributor).

                  (5) Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Declaration of Trust, Code of Regulations, and Minute Books).

                  (6) PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 (records relating to its former functions as custodian).

                  (7) PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as accounting agent and administrator).

                  (8) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).

                  (9) First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 02109 (records relating to its former functions as transfer agent).

                  (10) First Data Investor Services Group (formerly The Shareholder Services Group, Inc. d/b/a 440 Financial) 4400 Computer Drive, Westboro, Massachusetts 02109 (records relating to its former functions as transfer agent).

                  (11) Weiss, Peck & Greer, LLC, One New York Plaza, New York, New York 10004 (records relating its former functions as sub-adviser).

                  (12) Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109 (records relating to its functions as sub-adviser).

Item 31.          Management Services
                  -------------------

                  Inapplicable.

Item 32.          Undertakings
                  ------------

                  (a) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's most recent annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registrant Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 38 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 18th day of December, 1997.


                                               ARMADA FUNDS
                                               Registrant

                                               /s/ W. Bruce McConnel, III
                                               -------------------------------
                                               Secretary
                                               W. Bruce McConnel, III


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Signature                             Title                         Date
---------                             -----                         ----

/s/ Neal Andrews                      Chief Financial Officer    December 18, 1997
----------------------
Neal J. Andrews

*Leigh Carter                         Trustee                    December 18, 1997
----------------------
Leigh Carter

*John F. Durkott                      Trustee                    December 18, 1997
----------------------
 John F. Durkott

*Richard W. Furst                     Trustee                    December 18, 1997
----------------------
 Richard W. Furst

*Gerald Gherlein                      Trustee                    December 18, 1997
----------------------
Gerald Gherlein

*Herbert Martens                      President                  December 18, 1997
----------------------
Herbert Martens

*Robert D. Neary                      Trustee and Chairman       December 18, 1997
----------------------                of the Board
 Robert D. Neary

*J. William Pullen                    Trustee                    December 18, 1997
----------------------
 J. William Pullen




-------------------------               Trustee                December 18, 1997
Richard B. Tullis

*By:  /s/ W. Bruce McConnel, III
----------------------------------
      W. Bruce McConnel, III
      Attorney-in-Fact

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       ------------



/s/ Robert D. Neary
-----------------------------
         Robert D. Neary

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Leigh Carter, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       ------------



/s/ Leigh Carter
---------------------------
         Leigh Carter

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
      -------------



/s/ John F. Durkott
-----------------------------
         John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997
      ---------------



/s/Richard W. Furst
-------------------------
         Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       -------------



/s/ J. William Pullen
-----------------------------
         J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr., hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED: September 17, 1997
       -------------



/s/ Herbert R. Martens, Jr.
-----------------------------
      Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       -------------



/s/ Gerald L. Gherlein
--------------------------
     Gerald L. Gherlein

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       -------------



/s/ Gerald L. Gherlein
--------------------------
     Gerald L. Gherlein

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                        Description
-----------                        -----------

(1)      (j)      Certificate for Classification of Shares with respect
                  to Special Series 2 shares.

(5)      (k)      Advisory Agreement between Registrant and National City
                  Bank with respect to the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt, National
                  Tax Exempt, Fixed Income, GNMA, Intermediate
                  Government, Equity Growth, Equity Income, Mid Cap
                  Regional, Ohio Tax Exempt and Pennsylvania Municipal
                  Funds.

         (l) Advisory Agreement between Registrant and National Asset Management Corporation with respect to the Enhanced Income and Total Return Advantage Funds.

(6)      (b)      Addendum to the Distribution Agreement between
                  Registrant and SEI Financial Services Company.

(11)     (a)      Consent of Drinker Biddle & Reath LLP

         (b)      Consent of Ernst & Young LLP

         (c)      Consent of Coopers & Lybrand L.L.P.

         (d)      Consent and Opinion of Squires, Sanders & Dempsey

(13)     (s)      Form of Purchase Agreement between Registrant and SEI
                  Investments Distribution Co. with respect to Special
                  Series 2 shares.

(15)     (a)      Service and Distribution Plan for Retail and Institutional
                  Share Classes.

         (b)      B shares distribution and servicing plan.

(18)              Revised Plan Pursuant to Rule 18f-3 for Operation of a
                  Dual-Class System.

(27)     (a)      Financial Data Schedule as of May 31, 1997 for the
                  Money Market Fund (Institutional Class).

         (b) Financial Data Schedule as of May 31, 1997 for the Money Market Fund (Retail Class).

         (c) Financial Data Schedule as of May 31, 1997 for the Government Fund (Institutional Class).

         (d) Financial Data Schedule as of May 31, 1997 for the Government Fund (Retail Class).

         (e) Financial Data Schedule as of May 31, 1997 for the Treasury Fund (Institutional Class).

         (f) Financial Data Schedule as of May 31, 1997 for the Treasury Fund (Retail Class).

         (g) Financial Data Schedule as of May 31, 1997 for the Tax Exempt Fund (Institutional Class).

         (h) Financial Data Schedule as of May 31, 1997 for the Tax Exempt Fund (Retail Class).

         (i) Financial Data Schedule as of May 31, 1997 for the Equity Growth Fund (Institutional Class).

         (j) Financial Data Schedule as of May 31, 1997 for the Equity Growth Fund (Retail Class).

         (k) Financial Data Schedule as of May 31, 1997 for the Fixed Income Fund (Institutional Class).

         (l) Financial Data Schedule as of May 31, 1997 for the Fixed Income Fund (Retail Class).

         (m) Financial Data Schedule as of May 31, 1997 for the Equity Income Fund (Institutional Class).

         (n) Financial Data Schedule as of May 31, 1997 for the Equity Income Fund (Retail Class).

         (o) Financial Data Schedule as of May 31, 1997 for the Mid Cap Regional Fund (Institutional Class).

         (p) Financial Data Schedule as of May 31, 1997 for the Mid Cap Regional Fund (Retail Class).

         (q) Financial Data Schedule as of May 31, 1997 for the Enhanced Income Fund (Institutional Class).

         (r) Financial Data Schedule as of May 31, 1997 for the Enhanced Income Fund (Retail Class).

         (s) Financial Data Schedule as of May 31, 1997 for the Total Return Advantage Fund (Institutional Class).

         (t) Financial Data Schedule as of May 31, 1997 for the Total Return Advantage Fund (Retail Class).

         (u) Financial Data Schedule as of May 31, 1997 for the Ohio Tax Exempt Fund (Institutional Class).

         (v) Financial Data Schedule as of May 31, 1997 for the Ohio Tax Exempt Fund (Retail Class).

         (w) Financial Data Schedule as of May 31, 1997 for the GNMA Fund (Institutional Class).

         (x) Financial Data Schedule as of May 31, 1997 for the GNMA Fund (Retail Class).

         (y) Financial Data Schedule as of May 31, 1997 for the Intermediate Government Fund (Institutional Class).

         (z) Financial Data Schedule as of May 31, 1997 for the Intermediate Government Fund (Retail Class).

         (aa) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Tax Exempt Fund (Institutional Class).


         (bb) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Tax Exempt Fund (Retail Class).

         (cc) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Municipal Fund (Institutional Class).

         (dd) Financial Data Schedule as of May 31, 1997 for the Pennsylvania Municipal Fund (Retail Class).

         (ee) Financial Data Schedule as of November 30, 1997 for the Small Cap Growth Fund (Retail Class).

         (ff) Financial Data Schedule as of November 30, 1997 for the Small Cap Growth Fund (Institutional Class).

         (gg) Financial Data Schedule as of November 30, 1997 for the International Equity Fund (Retail Class).

         (hh) Financial Data Schedule as of November 30, 1997 for the International Equity Fund (Institutional Class).

         (ii) Financial Data Schedule as of November 30, 1997 for the Core Equity Fund (Retail Class).

         (jj) Financial Data Schedule as of November 30, 1997 for the Core Equity Fund (Institutional Class).